Exhibit 10.1 EXECUTION VERSION AMENDMENT NO.2 AMENDMENT NO. 2, dated as of September 3,2014 (this “Amendment”), to the Credit Agreement dated as of January 31, 2012 (as amended by Amendment No. 1, dated as of February 21, 2013, and as further amended, supplemented, amended and restated or otherwise modified from time to time) (the “Credit Mreement”) among PRESTIGE BRANDS HOLDINGS, INC., a Delaware corporation (“Holdiiws”), PRESTIGE BRANDS, INC., a Delaware corporation (the “Borrower”), the other Guaran ton from time to time party thereto, each lender from time to time party thereto (collectively, the “Lend ers” and individually, a “Lender”), CITIBANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and the other Agents named therein. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement. WHEREAS, Section 2.14 of the Credit Agreement permits the Borrower to establish In cremental Commitments with existing Lenders and/or Additional Lenders pursuant to the terms and con ditions set forth therein; WHEREAS, in connection with the consummation of the 2014 Transactions (as defined in Exhibit A), the Borrower desires to create a new Class of Term B-2 Loans under the Credit Agreement in an aggregate principal amount of up to $720.0 million, with such Term B-2 Loans having identical terms with, and having the same rights and obligations under the Loan Documents as, the Term B-I Loans, as set forth in the Credit Agreement and Loan Documents, except as such terms are amended hereby; WHEREAS, each Person that executes and delivers a joinder to this Amendment substan tially in the form of Exhibit B (a “Joinder”) as a Term B-2 Lender will make Term B-2 Loans in the amount set forth on the signature page of such Person’s Joinder on the effective date of this Amendment to the Borrower, the proceeds of which may be used by the Borrower to consummate the 2014 Transac tions; WHEREAS, the Loan Parties and Required Lenders wish to make certain other amend ments set forth in Exhibit A pursuant to amendments authorized by Section 10.01 of the Credit Agree ment (the “Other Amendments”); NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowl edged, the parties hereto, intending to be legally bound hereby, agree as follows: Section 1. Amendments. (a) The Credit Agreement is, effective as of the Amendment No. 2 Effective Date (as defmed below), hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto).

-2- (b) Schedules 7.01, 7.02, 7.03, 7.08 and 7.09 attached hereto shall replace in their entirety Sections 7.01(b), 7.02W), 7.03(b), 7.08 and 7.09 of the Confidential Disclosure Letter. Section 2. Conditions to Effectiveness (Relating to Establishment of Term B-2 Loans). The effectiveness of the tenns of this Amendment that relate solely to the incurrence of the Term B-2 Loans (the “Term B-2 Amendments”) and the obligation of the Term B-2 Lender to make its Term B-2 Loans hereunder shall be subject to the satisfaction of the following conditions precedent (the time upon which such conditions are satisfied, the Term B-2 Loans are made and the Term B-2 Amendments become effective, the “Term B-2 Loan Funding Time”): (a) The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies (followed promptly by originals) unless otherwise specified: (1) counterparts of this Amendment executed by (A) each Loan Party, (B) each Term B-2 Lender and (C) the Administrative Agent; (2) a Note executed by the Borrower in favor of each Lender requesting a Note at least two (2) Business Days prior to the Amendment No. 2 Effective Date, if any. (3) an opinion of (i) Kirkland & Ellis LLP, New York counsel to the Loan Parties, dated the Amendment No. 2 Effective Date, addressed to each Arranger, the Ad ministrative Agent and the Term B-2 Lenders, substantially in the form previously pro vided to the Administrative Agent; (4) (A) a certificate as to the good standing of each Loan Party as of a recent date, from the Secretary of State of the state of its organization or a similar Governmental Authority and (B) a certificate of a Responsible Officer of each Loan Party dated the Amendment No. 2 Effective Date and certi1~’ing (1) to the effect that (w) attached thereto is a true and complete copy of the certificate or articles of incorporation or organization such Loan Party certified as of a recent date by the Secretary of State of the state of its organization, or in the alternative (other than in the case of Insight and its Subsidiaries), certi~’ing that such certificate or articles of incorporation or organization have not been amended since the Amendment No. 1 Effective Date, and that such certificate or articles are in full force and effect, (x) attached thereto is a true and complete copy of the by-laws or operating agreements of each Loan Party as in effect on the dated the Amendment No. 2 Effective Date, or in the alternative (other than in the case of Insight and its Subsidiar ies), certi~ing that such by-laws or operating agreements have not been amended since the Amendment No. 1 Effective Date and (y) attached thereto is a true and complete copy of resolutions duly adopted by the board of directors, board of managers or member, as the case may be, of each Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such Loan Party is a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, or in the alternative (other than in the case of Insight and its Subsidiaries), certifying that such res olutions have not been amended since the Amendment No. 1 Effective Date and (II) as to the incumbency and specimen signature of each officer executing any Loan Document on -2-

-3- behalf of any Loan Party and signed by another officer as to the incumbency and speci men signature of the Responsible Officer executing the certificate pursuant to this clause (B) or in the alternative (other than in the case of Insight and its Subsidiaries), certifying that the incumbency and specimen signature for each officer executing any Loan Docu ment on behalf of any Loan Party has not changed since the Amendment No. 1 Effective Date; (5) a certificate signed by a Responsible Officer of the Borrower certifying as to the satisfaction of the conditions set forth in paragraphs (c), (e), (f), (g) and 0) of this Section 2; and (6) a certificate signed by the chief financial officer, chief accounting officer or other officer with equivalent duties of the Borrower, certifying that, afier giving effect to the 2014 Transactions, the Borrower and its subsidiaries on a consolidated basis are solvent. (b) Prior to or substantially simultaneously with the borrowing under the Term B-2 Facility (i) the Insight Acquisition shall have been consummated or shall be consummated, in all material respects in accordance with the terms of the Insight Acquisition Agreement, dated April 25, 2014, without giving effect to any amendments, consents or waivers by you thereto that are material and adverse to the Lenders or the Amendment No. 2 Arrangers (as reasonably determined by the Lead Arranger), without the prior consent of the Amendment No. 2 Arrangers (such consent not to be unreasonably withheld, delayed or conditioned) (it being understood that (a) any reduction in the purchase price of, or consideration for, the Insight Acquisition is not material and adverse to the interests of the Lenders or the Lead Arranger, but shall reduce the commitment for the Term B-2 Loans and (b) any amendment to the defmition of “Material Adverse Effect” is material and adverse to the interests of the Lenders and the Amendment No. 2 Arrangers) and (ii) the 2014 Refinancing shall have been consummated (and customary pay-off and lien release documentation in connection therewith shall have been delivered to the Administrative Agent). (c) No change, effect, event, occurrence, state of facts or development shall have occurred since December 31, 2013 that constitutes, either individually or in the aggregate, a Material Adverse Effect (as defmed in the Insight Acquisition Agreement). (d) With respect to Insight and its Subsidiaries, the Administrative Agent’s receipt of the following each in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel: (i) Security Agreement Supplement; (ii) joinder to the Intercreditor Agreement; (iii) joinder to the Credit Agreement; (iv) counterpart to the Intercompany Note; -3-

-4- (v) certificates, if any, representing the Pledged Equity of Insight and its Subsidiaries required to be delivered pursuant to the Collateral and Guarantee Requirement, accompanied by undated stock powers executed in blank and instruments evidencing the Pledged Debt indorsed in blank; and (vi) to the extent requested by the Administrative Agent, evidence that all other ac tions, recordings and filings required by the Collateral Documents that the Administrative Agent may deem reasonably necessary to satisfj the Collateral and Guarantee Requirement shall have been taken, completed or otherwise provided for in a manner reasonably satisfactory to the Ad ministrative Agent; provided, however, that, each of the requirements set forth in this clause (d), including the delivery of documents and instruments necessary to satisfS’ the Collateral and Guarantee Requirement (except for the execution and delivery of the documents in clauses (i) through (iv) above and to the extent that a Lien on such Collateral may be perfected (x) by the filing of a financing statement under the Uniform Commercial Code or (y) by the delivery of stock certificates of Insight and its wholly owned Material Domestic Sub sidiaries other than any Unrestricted Subsidiaries) shall not constitute conditions precedent to the borrow ing of the Term B-2 Loans on the Amendment No. 2 Effective Date after the Borrower’s use of commer cially reasonable efforts to provide such items on or prior to the Amendment No. 2 Effective Date or without undue burden or expense if the Borrower agrees to deliver, or cause to be delivered, such search results, documents and instruments, or take or cause to be taken such other actions as may be required to perfect such security interests within ninety (90) days after the Amendment No. 2 Effective Date (subject to extensions approved by the Administrative Agent in its reasonable discretion). (e) The Specified Representations shall be true and correct in all material respects (or, if qualified by “materiality,” “Material Adverse Effect” or similar language, in all respects (after giving effect to such qualification)) on and as of the Amendment No. 2 Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date. (f) The representations and warranties made by Insight in the Insight Acquisition Agreement that are material to the interests of the Lenders shall be true and correct, but only to the extent that Holdings or the Borrower has the right to terminate its obligations under the Insight Acquisition Agreement as a result of a breach of such representations and warranties. (g) The Borrower and its Restricted Subsidiaries shall be in compliance with the covenants set forth in Section 7.11 of the Credit Agreement, determined on a Pro Forma Basis as of the Amendment No. 2 Effective Date and the last day of the most recently ended Test Period, in each case, as if any Term B-2 Loans had been outstanding on the last day of such fiscal quarter of the Borrower for testing compliance therewith. (h) The Amendment No. 2 Arrangers shall have received (a) audited consolidated balance sheets of Holdings and related statements of income, changes in equity and cash flows of the Borrower for the three most recent fiscal years ended at least 90 days prior to the Amendment No. 2 Effective Date, (b) audited consolidated balance sheets of Insight and related audited consolidated statements of operations, stockholders’ equity and cash flows of Insight for the fiscal years ended December 31, 2011, December 31, 2012 and December 31, 2013, (c) unaudited consolidated balance -4-

-5- sheets and related statements of income, changes in equity and cash flows of Holdings for each subsequent fiscal quarter (other than the fourth fiscal quarter of Holdings’ fiscal year) after the date of the most recent financial statements delivered pursuant to clause (a) above and ended at least 45 days before the Amendment No. 2 Effective Date and (d) an unaudited consolidated balance sheet of Insight as of March 31, 2014 and related unaudited consolidated statement of operations, stockholders’ equity and cash flows of Insight for the three (3)-month fiscal period then ended, as well as an unaudited consolidated balance sheet and related unaudited consolidated statement of operations, stockholders’ equity and cash flows of Insight as of the end of and for each fiscal quarter of Insight that ends after March 31, 2014 but at least 45 days prior to the Amendment No. 2 Effective Date. (i) The Amendment No. 2 Arrangers shall have received a pro forma consolidated balance sheet and related pro forma consolidated statement of income of the Borrower as of and for the twelve-month period ending on the last day of the most recently completed four-fiscal quarter period ended at least 45 days prior to the Amendment No. 2 Effective Date (or 90 days in case such four-fiscal quarter period is the end of the Borrower’s fiscal year), prepared after giving effect to the 2014 Transactions as if the 2014 Transactions had occurred as of such date (in the case of such balance sheet) or at the beginning of such period (in the case of such statement of income). (j) No Default or Event of Default shall exist, or would result from the Amendment and related Term B-2 Loans or from the application of the proceeds therefrom. (k) All fees required to be paid on the Amendment No. 2 Effective Date pursuant to the Fee Letter and reasonable out-of-pocket expenses required to be paid to the Amendment No. 2 Arrangers on the Amendment No. 2 Effective Date, to the extent invoiced at least three business days prior to the Closing Date (except as otherwise reasonably agreed by the Borrower), shall, upon the borrowing under the Term B-2 Facility, have been paid (which amounts may be offset against the proceeds of the Term B-2 Facility). (1) The Administrative Agent and the Amendment No. 2 Arrangers shall have received all documentation and other information about the Borrower and the Guarantors as has been reasonably requested in writing at least 15 days prior to the Amendment No. 2 Effective Date by the Administrative Agent or the Amendment No. 2 Arrangers that they reasonably determine is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act. (m) The Administrative Agent shall have received a Committed Loan Notice not later than 1:00 p.m. (New York time) on the Business Day prior to the date of the proposed Credit Extension. (n) The Administrative Agent shall have received the executed counterparts of the Joinder executed by the Borrower and each Term B-2 Lender. Section 3. Conditions to Effectiveness of the Other Amendments. The effectiveness of the Other Amendments set forth in Exhibit A, shall be subject to the satisfaction of the following conditions precedent (the date upon which the Other Amendments become effective, the “Amendment No. 2 Effective Date”): -5-

-6- (a) The Term B-2 Loan Funding Time shall have occurred. (b) Counterparts of this Amendment shall have been executed by the Required Lenders (after giving effect to the incurrence of the Term B-2 Loans). Section 4. Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable and docu mented out-of-pocket expenses incurred by them in connection with this Amendment, including the rea sonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent. Section 5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an execut ed counterpart of a signature page of this Amendment by facsimile transmission or electronic transmis sion shall be effective as delivery of a manually executed counterpart hereof. Section 6. Governin2 Law and Waiver of Right to Trial by Jury. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN AC CORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The jurisdiction and waiver of right to trial byjury provisions in Section 10.15 and 10.16 of the Credit Agreement are incorporated here in by reference mutatis mutandis. Section 7. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. Section 8. Reaffirmation. Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaf finns, as of the date hereof; (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (ii) its guarantee of the Obliga tions (including, without limitation, in respect of the Term B-2 Loans hereunder) under the Guaranty, as applicable, and its grant of Liens on the Collateral to secure the Obligations (including, without limita tion, in respect of the Term B-2 Loans hereunder) pursuant to the Collateral Documents. Section 9. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or other wise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit -6-

-7- Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in flail force and effect. For the avoidance of doubt, on and after the Amendment No. 2 Effective Date, this Amendment shall for all purposes constitute a Loan Document. Section 10. FATCA. For purposes of detennining withholding Taxes imposed under FATCA, including any FATCA-related compliance of any Person with Section 3.01(e) of the Credit Agreement, from and after the Amendment No. 2 Effective Date, the Borrower and the Administrative Agent agree to treat (and the Lenders hereby authorize the Borrower and the Administrative Agent to treat) (i) the Term B-i Loans as no longer qualifying as “grandfathered obligations” within the meaning of Treasury Regulation Section 1.1471 -2(b)(2)(i) and 1.1471 -2T(b)(2), and (ii) the Term B-2 Loans as not qualifying as “grandfathered obligations” within the meaning of Treasury Regulation Section 1.1471 -2(b)(2)(i) and 1.1471 -2T(b)(2). [signature pages follow] -7-

iN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly ex ecuted as of the date first above written. PRESTIGE BRANDS HOLDINGS, INC.1, as Holdings and a Guarantor By; Is! Ron Lombardi Name: Ronald M. Lombardi Title: Chief Financial Officer and Treasurer PRESTIGE BRANDS, INC., as Borrower By; Is! Ron Lombardi Name: Ronald M. Lombardi Title: Chief Financial Officer and Treasurer BLACKSMiTH BRANDS, INC. MEDTECH HOLDINGS, INC. MEDTECH PRODUCTS INC. PRESTIGE BRAM)S HOLDINGS, INC.2 PRESTIGE BRANDS INTERNATIONAL, INC. PRESTIGE SERVICES CORP. THE CUTEX COMPANY THE SPIC AND SPAN COMPANY, as Subsidiary Guarantors By: Is! Ron Lombardi Name; Ronald M. Lombardi Title: Chief Financial Officer and Treasurer A Delaware corporation 2 A Virginia corporation [Prestige Brands — Signature Page to Amendment No. 2 (Term Loan)]

CITIBANK N.A., as Administrative Agent By: /5/ Caesar Wvszomirski Name: Caesar Wyszimirski Title: Vice President [Prestige Brands Signature Page to Amendment No. 2 (Term Loan)]

CITIBANK, N.A., as a Lender By: Is! Justin Tichauer Name: Justin Tichauer Title: Vice President

[See Attached] EXHIBIT A

. Exhibit A $660,000,000 TERM LOAN CREDIT AGREEMENT Dated as of January 31, 2012 as amended by Amendment No 1 on February 21, 2013 and as amended by Amendment No 2 on September 3.2014 Among PRESTIGE BRANDS HOLDINGS, INC., as Holdings, PRESTIGE BRANDS, INC., as the Borrower, THE GUARANTORS PARTY HERETO FROM TIME TO TIME CITIBANK, N.A., as Administrative Agent, and THE OTHER LENDERS PARTY HERETO FROM TIME TO TIME CITIGROUP GLOBAL MARKETS INC., MORGAN STANLEY SENIOR FUNDING, INC. and RBC CAPITAL MARKETS as Joint Lead Arrangers and Joint Bookrunners, MORGAN STANLEY SENIOR FUNDING, INC., as Syndication Agent and RBC CAPITAL MARKET&, as Documentation Agent and CITIGROUP GLOBAL MARKETS INC. DEUTSCHE BANK SEC IES INC MORGAN STANLEY SENIOR FUNDING INC and RBC CAPITAL MARKETS as Joint Lead gers and Joint Bookrunners for Amendment No. 2 ‘RBC Capital Markets is a marketing name for the investment banking activities of the Royal Bank of Canada.

TABLE OF CONTENTS PaQe ARTICLE I. DEFINITIONS AND ACCOUNTING TERMS Section 1.01 Defined Terms 2 Section 1.02 Other Interpretive Provisions 57 Section 1.03 Accounting Terms 58 Section 1.04 Rounding 58 Section 1.05 References to Agreements, Laws, Etc 58 Section 1.06 Times of Day 58 Section 1.07 Timing of Payment of Performance 59 Section 1.08 Cumulative Credit Transactions 59 Section 1.09 Pro Forma Calculations 59 Section 1.10 Currency Generally 61 ARTICLE II. THE COMMITMENTS AND CREDIT EXTENSIONS Section2.01 TheLoans 61 Section 2.02 Borrowings, Conversions and Continuations of Loans 62 Section 2.03 [Reserved] 64 Section 2.04 [Reserved] 64 Section 2.05 Prepayments 64 Section 2.06 Tennination or Reduction of Commitments 73 Section 2.07 Repayment of Loans 73 Section 2.08 Interest 74 Section 2.09 Fees 74 Section 2.10 Computation of Interest and Fees 75 Section 2.11 Evidence of Indebtedness 75 Section 2.12 Payments Generally 76 Section 2.13 Sharing of Payments 77 Section 2.14 Incremental Credit Extensions 78 Section 2.15 Refinancing Amendments 80 Section 2.16 Extension of Term Loans 81 ARTICLE III. TAXES, INCREASED COSTS PROTECTION AND ILLEGALITY Section 3.01 Taxes 83 Section 3.02 Illegality 86 Section 3.03 Inability to Determine Rates 86 Section 3.04 Increased Cost and Reduced Return; Capital Adequacy; Eurocurrency Rate Loan Reserves 87 Section 3.05 Funding Losses 88 Section 3.06 Matters Applicable to All Requests for Compensation 88 Section 3.07 Replacement of Lenders under Certain Circumstances 89 Section 3.08 Survival 91

ARTICLE IV. CONDITIONS PRECEDENT TO CREDIT EXTENSIONS Section 4.01 Conditions to Initial Credit Extension 91 Section 4.02 Conditions to All Credit Extensions afler the Closing Date 93 ARTICLE V. REPRESENTATIONS M~D WARRANTIES Section 5.01 Existence, Qualification and Power; Compliance with Laws 94 Section 5.02 Authorization; No Contravention 94 Section 5.03 Governmental Authorization; Other Consents 95 Section 5.04 Binding Effect 95 Section 5.05 Financial Statements; No Material Adverse Effect 95 Section 5.06 Litigation 96 Section 5.07 Ownership of Property; Liens 96 Section 5.08 Environmental Matters 97 Section 5.09 Taxes 97 Section 5.10 ERISA Compliance 97 Section 5.11 Subsidiaries; Equity Interests 98 Section 5.12 Margin Regulations; Investment Company Act 98 Section 5.13 Disclosure 98 Section 5.14 Labor Matters 99 Section 5.15 Intellectual Property; Licenses, Etc 99 Section 5.16 Solvency 99 Section 5.17 Subordination of Junior Financing 99 Sections.18 USAPatriotAct 99 Section 5.19 Security Documents 100 ARTICLE VI. AFFII{MATIVE COVENM’JTS Section 6.01 Financial Statements 100 Section 6.02 Certificates; Other Information 103 Section 6.03 Notices 103 Section 6.04 Payment of Taxes 104 Section 6.05 Preservation of Existence, Etc 104 Section 6.06 Maintenance of Properties 104 Section 6.07 Maintenance of Insurance 104 Section 6.08 Compliance with Laws 105 Section 6.09 Books and Records 105 Section 6.10 Inspection Rights 105 Section 6.11 Additional Collateral; Additional Guarantors 106 Section 6.12 Compliance with Environmental Laws 107 Section 6.13 Further Assurances 108 Section 6.14 Designation of Subsidiaries 108 Section 6.15 Maintenance of Ratings 109 —11—

Page ARTICLE VII. NEGATIVE COVENANTS Section 7.01 Liens 109 Section 7.02 Investments 113 Section 7.03 Indebtedness 116 Section 7.04 Fundamental Changes 119 Section 7.05 Dispositions 120 Section 7.06 Restricted Payments 122 Section 7.07 Change in Nature of Business 125 Section 7.08 Transactions with Affiliates 126 Section 7.09 Burdensome Agreements 127 Section 7.10 Use of Proceeds 129 Section 7.11 Financial Covenants 129 Section 7.12 Accounting Changes 130 Section 7.13 Prepayments, Etc. of Certain Indebtedness 130 Section 7.14 Permitted Activities 130 ARTICLE VIII. EVENTS OF DEFAULT AND REMEDIES Section 8.01 Events of Default 131 Section 8.02 Remedies Upon Event of Default 133 Section 8.03 Application of Funds 133 Section 8.04 Borrower’s Right to Cure 134 ARTICLE IX. ADMINISTRATIVE AGENT AND OTHER AGENTS Section 9.01 Appointment and Authority 135 Section 9.02 Rights as a Lender 136 Section 9.03 Exculpatory Provisions 136 Section 9.04 Reliance by Administrative Agent 137 Section 9.05 Delegation of Duties 137 Section 9.06 Resignation of Administrative Agent 137 Section 9.07 Non-Reliance on Administrative Agent and Other Lenders 138 Section 9.08 No Other Duties, Etc 138 Section 9.09 Administrative Agent May File Proofs of Claim 138 Section 9.10 Collateral and Guaranty Matters 139 Section 9.11 Term Loan Secured Hedge Agreements; Intercreditor Agreements 140 Section 9.12 Withholding Tax Indemnity 140 ARTICLE X. MISCELLANEOUS Section 10.01 Amendments, Etc 141 Section 10.02 Notices and Other Conununications; Facsimile Copies 143 Section 10.03 No Waiver; Cumulative Remedies 145 Section 10.04 Attorney Costs and Expenses 145 Section 10.05 Indemnification by the Borrower 146 —111—

• I I. • II • ii: •- • II. • II • I • - • I • I • • A - - • I I • I. • ‘I • I : • - • I : •~ • A • ~ • • A, • • • • i i •: I - I I. • I • Ii’ I - I I • -- • I. •- -~ - • I • • • • I-. • •I •~ A

SCHEDULES I Guarantors 10.02 Administrative Agent’s Office, Certain Addresses for Notices EXHIBITS Form of A Committed Loan Notice B [Reserved] C Term Note D-1 Compliance Certificate D-2 Solvency Certificate E-1 Assignment and Assumption E-2 [Reserved] E-3 Acceptance and Prepayment Notice E-4 Discount Range Prepayment Notice E-5 Discount Range Prepayment Offer E-6 Solicited Discounted Prepayment Notice E-7 Solicited Discounted Prepayment Offer E-8 Specified Discount Prepayment Notice E-9 Specified Discount Prepayment Response F Security Agreement G Intercompany Note H [Reserved] I United States Tax Compliance Certificate J Junior Lien Intercreditor Agreement K First Lien Intercreditor Agreement L ABL Intercreditor Agreement M [Reserved] N Legal Opinion of Kirkland & Ellis LLP

TERM LOAN CREDIT AGREEMENT This TERM LOAN CREDIT AGREEMENT is entered into as of January 31, 2012, among PRESTIGE BRANDS HOLDINGS, INC., a Delaware corporation (“Holdings”), PRESTIGE BRANDS, INC., a Delaware corporation (the “Borrower”), the other Guarantors party hereto from time to time, CITIBANK, N.A., as Administrative Agent, and each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”). PRELIMINARY STATEMENTS Pursuant to (i) the Business Sale and Purchase Agreement, dated as of December 20, 2011 (as amended, supplemented or modified from time to time, the “Acquisition Agreement”), by and among Holdings, on the one hand, and GlaxoSmithKline LLC, a company incorporated under the laws of the state of Delaware, and the other sellers identified therein (collectively, the “Seller”), a Subsidiary Guaran tor to whom Holdings will, at or prior to the Closing Date, assign its rights and obligations under the Ac quisition Agreement (the “BSPA Assignment”) will acquire (the “Acquisition”) the Acquired Business and (ii) the Business Sale and Purchase Agreement, dated as of December 20, 2011 (as amended, supple mented or modified from time to time, the “Split Brands Acquisition Agreement”), by and among Holdings, on the one hand, and the Seller, Holdings has agreed to acquire (the “Split Brands Acquisi tion”) the Split Brands prior the Split Brands Cutoff Date (as defined herein). The Borrower has requested that, substantially simultaneously with the consummation of the Ac quisition, the Lenders extend credit to the Borrower in the form of Term B Loans (as this and other capi talized terms used in these preliminary statements are defmed in Section 1.01 below) on the Closing Date in an initial aggregate principal amount of $660,000,000. The proceeds of the Term B Loans, together with the proceeds of the issuance of the Senior Notes will be used by the Borrower to pay the consideration in connection with the Acquisition and Transaction Expenses. The Borrower has re uested that substantiall simu aneousl with the consummation of the 2014 Insi t Ac uisition the Lenders extend credit to the Borrower in the form of Term B-2 Loans as this and other capitalized terms used in these preliminary statements are defined in Section 1.01 below) on the Amendment No. 2 Effective Date in an aggregate principal amount of $720,000,000. The roceeds of the Term B-2 Loans will be used b the Borrower to a the consideration in connection with the Insight Acquisition and Insight Transaction Expenses. The applicable Lenders have indicated their willingness to lend on the terms and subject to the conditions set forth herein. In consideration of the mutual covenants and agreements herein contained, the parties hereto cov enant and agree as follows:

ARTICLE I.
DEFINITIONS AND ACCOUNTING TERMS

Section 1.01 Defined Terms.

As used in this Agreement, the following terms shall have the meanings set forth below:

"2014 Refinancing" means the prepayment of all indebtedness under (i) that certain First Lien Credit Agreement, dated as of August 26, 2011 (as amended, restated, supplemented, or modified from time to time prior to the Amendment No. 2 Effective Date), among Insight Pharmaceuticals LLC, General Electric Capital Corporation, as administrative agent and collateral agent, the lenders party thereto, and the other agents party thereto and (ii) that certain Second Lien Credit Agreement, dated as of August 26, 2011 (as amended, restated, supplemented, or modified from time to time prior to the Amendment No. 2 Effective Date), among Insight Pharmaceuticals LLC, General Electric Capital Corporation, as administrative agent and collateral agent, the lenders party thereto, and the other agents party thereto, shall have been paid in full, and all commitments, security interests and guaranties in connection therewith shall have been terminated and released.

"2014 Transaction Expenses" means any fees or expenses incurred or paid by Holdings, the Borrower or any of their respective Subsidiaries in connection with the 2014 Transactions (including expenses in connection with hedging transactions), Amendment No. 2 and the transactions contemplated hereby and thereby.

"2014 Transactions" means, collectively, (a) the Insight Acquisition, (b) the funding of the Term B-2 Loans on the Amendment No. 2 Effective Date and the execution and delivery of Amendment No. 2 to be entered into on the Amendment No. 2 Effective Date, (c) the execution and delivery by the Borrower and the Subsidiaries party thereto of Amendment No. 2 to the ABL Credit Agreement, (d) the 2014 Refinancing and (e) the payment of 2014 Transaction Expenses.

"ABL Agent" means Citibank, N.A., in its capacity as administrative agent under the ABL Facility Documentation, or any successor administrative agent or collateral agent under the ABL Facility Documentation.

"ABL Claimholders" has the meaning assigned to such term in the ABL Intercreditor Agreement.

"ABL Credit Agreement" means that certain credit agreement dated as of the Closing Date, among Holdings, the Borrower, the Subsidiary Guarantors party thereto, the lenders party thereto and the ABL Agent, as the same may be amended, restated, modified, supplemented, extended, renewed, refunded, replaced or refinanced from time to time in one or more agreements (in each case with the same or new lenders, institutional investors or agents), including any agreement extending the maturity thereof or otherwise restructuring all or any portion of the Indebtedness thereunder or increasing the amount loaned or issued thereunder or altering the maturity thereof, in each case as and to the extent permitted by this Agreement and the ABL Intercreditor Agreement.

"ABL Facility" means that credit facility made available to the Borrower and certain of its Subsidiaries pursuant to the ABL Credit Agreement.

-2-

“ABE Facility Documentation” means the ABL Credit Agreement and all security agreements, guarantees, pledge agreements and other agreements or instruments executed in connection therewith. “ABE Facility Indebtedness” means (i) Indebtedness of Holdings, the Borrower or any Restricted Subsidiary outstanding under the ABL Facility Documentation, (ii) any Swap Contract pennit ted pursuant to Section VII hereof that is entered into by and between the Borrower or any Restricted Subsidiary and any Person that is a lender under the ABL Credit Agreement or an Affiliate of a lender under the ABL Credit Agreement at the time such Swap Contract is entered into and (iii) any agreement with respect to Cash Management Obligations permitted under Article VII that is entered into by and be tween the Borrower or any Restricted Subsidiary and any Person that is a lender under the ABL Credit Agreement or an Affiliate of a lender under the ABL Credit Agreement at the time such agreement is en tered into. “ABE Intercreditor Agreement” means the intercreditor agreement dated as of the Closing Date among the Administrative Agent, the ABL Agent and the Loan Parties, substantially in the form at tached as Exhibit L hereto or any other intercreditor agreement among the ABL Agent, one or more Sen ior Representatives of Permitted First Priority Refinancing Debt or Permitted Junior Priority Refinancing Debt and the Administrative Agent on terms that are no less favorable in any material respect to the Se cured Parties as those contained in the form attached as Exhibit L hereto. “ABL Priority Collateral” has the meaning assigned to such term in the ABL Intercreditor Agreement. “Acceptable Discount” has the meaning set forth in Section 2.05(a)(v)(D)(2). “Acceptable Prepayment Amount” has the meaning set forth in Section 2.05(a)(v)(D)(3). “Acceptance and Prepayment Notice” means a notice of the Borrower’s acceptance of the Ac ceptable Discount in substantially the form of Exhibit E-3. “Acceptance Date” has the meaning set forth in Section 2.05(a)(v)(D)(2). “Acquired Business” means the Business (as defmed in the Acquisition Agreement (as in effect on December 20, 2011)). “Acquired Business Annual Financial Statements” means the audited statements of net assets to be sold of the Acquired Business as of December 31, 2010, 2009 and 2008 and related statements of revenues and direct operating expenses of the Acquired Business for the fiscal years then ended. “Acquired Business Unaudited Financial Statements” means the unaudited statements of net assets to be sold and related statements of revenues and direct operating expenses of the Acquired Busi ness for the nine month period ended September 30, 2011 and the prior comparative period. “Acquisition” has the meaning specified in the preliminary statements to this Agreement. “Acquisition Agreement” has the meaning specified in the preliminary statements to this Agreement. “Additional Lender” has the meaning set forth in Section 2.14(c). -3-

“Additional Refinancing Lender” means, at any time, any bank, financial institution or other in stitutional lender or investor (other than any such bank, financial institution or other institutional lender or investor that is a Lender at such time) that agrees to provide any portion of Refinancing Term Loans pur suant to a Refinancing Amendment in accordance with Section 2.15, provided that each Additional Refi nancing Lender shall be subject to the approval of (i) the Administrative Agent, such approval not to be unreasonably withheld or delayed, to the extent that each such Additional Refinancing Lender is not then an existing Lender, an Affiliate of a then existing Lender or an Approved Fund and (ii) the Borrower. “Additional Term B-i Commitment” means, with respect to any Person, the commitment of such Person to make an Additional Term B-l Loan on the Amendment No. 1 Effective Date, in the amount set forth on the joinder agreement of such Additional Term B- 1 Lender to Amendment No. 1. The aggregate amount of the Additional Term B-I Commitments of all such Persons shall equal the out standing aggregate principal amount of Non-Exchanged Term B Loans. “Additional Term B-i Lender” means a Person with an Additional Term B-l Commitment to make Additional Term B-l Loans to the Borrower on the Amendment No. I Effective Date, which for the avoidance of doubt may be an existing Term Lender. “Additional Term B-i Loan” means a Loan that is made pursuant to Section 2.01(b)(ii) of the Credit Agreement on the Amendment No. 1 Effective Date. “Administrative Agent” means Citi, in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent. “Administrative Agent’s Office” means the Administrative Agent’s address and account as set forth on Schedule 10.02, or such other address or account as the Administrative Agent may from time to time notify the Borrower and the Lenders. “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent. “Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Control” means the possession, directly or indirectly, of the power to direct or cause the di rection of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controffing” and “Controlled” have meanings correlative thereto. “Agent Parties” has the meaning set forth in Section 10.02(b). “Agent-Related Persons” means the Agents, together with their respective Affiliates, officers, directors, employees, partners, agents, advisors and other representatives. “Agents” means, collectively, the Administrative Agent, the Syndication Agent, the Documenta tion Agent, the Arrangers and the Boolcrunners. “Aggregate Commitments” means the Commitments of all the Lenders. “Agreement” means this Credit Agreement, as amended b Amendment No 1 and Amendment No. 2 and as the same may be amended, supplemented or otherwise modified from time to time. -4-

“MI-In Yield” means, as to any Indebtedness, the yield thereof, whether in the form of interest rate, margin, OlD, upfront fees, a Eurocurrency Rate or Base Rate floor greater than 1 .2~00° o or 2.2M~0°o, respectively, or otherwise; provided that OlD and upfront fees shall be equated to interest rate assuming a 4-year life to maturity (or, if less, the stated life to maturity at the time of its incurrence of the applicable Indebtedness); provided,further, that “All-In Yield” shall not include arrangement fees, struc turing fees, commitment fees, underwriting fees or other fees not paid to all Lenders of such Indebted ness. “Amendment No. 1” means Amendment No. 1 to this Agreement dated as of February 21,2013. “Amendment No. 1 Effective Date” means February 21, 2013, the date on which all conditions precedent set forth in Section 4 of Amendment No. 1 are satisfied. “Amendment No. 2” means Amendment No.2 to this Agreement dated as of September 3.2014. “Amendment No. 2 Arrang rs” means Citigroup Global Markets Inc., Deutsche Bank Securities Inc. Mor an Stanle Senior Fund n Inc. and RBC Ca ital Markets. “Amendment No 2 Effective Date’ means September 3.2014. the date on which all conditions recedent set forth in Section 3 of Amendment No. 2 are satisfied. “Amendment No. 2 Joinder” means the Joinder A eement dated Se tember 3 2014 e tered into on the Amendment No. 2 Effective Date. “Applicable Discount” has the meaning set forth in Section 2.05(a)(v)(C)(2). “Applicable ECF Percentage” means, for any Excess Cash Flow Period, (a) 50% if the Consoli dated First Lien Net Leverage Ratio as of the last day of such Excess Cash Flow Period is greater than 3.00:1.00, (b) 25°o if the Consolidated First Lien Net Leverage Ratio as of the last day of such Excess Cash Flow Period is less than or equal to 3.00:1.00 and greater than 2.50:1.00 and (c) 000 if the Consoli dated First Lien Net Leverage Ratio as of the last day of such Excess Cash Flow Period is less than or equal to 2.50:1.00. “Applicable Rate” means a percentage per annum equal to (A) for Eurocurrency Rate Loans 2 75% and (B) for Base Rate Loans, 1.75% i with res ect to Term B-l Loans x nor to the Amendment No. 2 Effective Date 5° 0 annum for Eurocurrenc Rate Loans and 1 750o r annum for Base Rate Loans and (y) after the Amendment No. 2 Effective Date. 3.125° 0 per annum for Eurocu ency ate Loans and 2.l25°o er annum for Base Rate Loanw and (iD with respect to Term B-2 Loans, until delivery of financial stateme ts for he first full fiscal uarter endin after the Amendment No. 2 Effective Date ursuant to Sec i n 6.01 a ercenta e r annum e ual to 3.5000 er annum for Eurocurrenc Rate Loans and 2 50° 0 er an num for Base Rate Loans and thereafter, the following percentages per annum, based upo the Secured Net Levera e Ratio as set forth in the most recent Com liance Certificate received b he Administrative A ent ursuant to Section 6.02 a

Pricing Level	Secured Net Leverage Ratio	Eurocurrency Rate Loans	Base Rate Loans
1	≥ 3.00:1.00	3.50%	2.50%
2	<3.00:1.00	3.25%	2.25%

Any increase or decrease in the Applicable Rate resulting from a change in the Secured Net Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); *provided* that at the option of the Administrative Agent or the Required Class Lenders, the highest pricing level (*i.e.*, Pricing Level 1) shall apply (x) as of the first Business Day after the date on which a Compliance Certificate was required to have been delivered but was not delivered, and shall continue to so apply to and including the date on which such Compliance Certificate is so delivered (and thereafter the pricing level otherwise determined in accordance with this definition shall apply) and (y) as of the first Business Day after an Event of Default under Section 8.01(a) shall have occurred and be continuing, and shall continue to so apply to but excluding the date on which such Event of Default is cured or waived (and thereafter the pricing level otherwise determined in accordance with this definition shall apply).

"**Appropriate Lender**" means, at any time, with respect to Loans of any Class, the Lenders of such Class.

"**Approved Bank**" has the meaning set forth in clause (c) of the definition of "Cash Equivalents."

"**Approved Fund**" means, with respect to any Lender, any Fund that is administered, advised or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers, advises or manages a Lender.

"**Arrangers**" means Citigroup Global Markets Inc., Morgan Stanley Senior Funding, Inc. and RBC Capital Markets, each in its capacity as a joint lead arranger under this Agreement.

"**Assignees**" has the meaning set forth in Section 10.07(b).

"**Assignment and Assumption**" means an Assignment and Assumption substantially in the form of Exhibit E-1 hereto.

"**Assignment Taxes**" has the meaning set forth in Section 3.01(b).

"**Attorney Costs**" means and includes all reasonable and documented fees, expenses and disbursements of any law firm or other external legal counsel.

"**Attributable Indebtedness**" means, on any date, in respect of any Capitalized Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP.

"**Auction Agent**" means (a) the Administrative Agent or (b) any other financial institution or advisor employed by the Borrower (whether or not an Affiliate of the Administrative Agent) to act as an

-6-

arranger in connection with any Discounted Term Loan Prepayment pursuant to Section 2.05(a)(v); pro vided that the Borrower shall not designate the Administrative Agent as the Auction Agent without the written consent of the Administrative Agent (it being understood that the Administrative Agent shall be under no obligation to agree to act as the Auction Agent); provided,further, that neither the Borrower nor any of its Affiliates may act as the Auction Agent. “Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Feder al Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by Citi as its “prime rate” and (c) the Eurocurrency Rate plus 1.00% (or, if such day is not a Business Day, the immediately preceding Business Day); provided that in no event shall the Base Rate with respect to Term Loans be less than 2.00% per annum. The “prime rate” is a rate set by Citi based upon various factors including Citi’s costs and desired return, general economic conditions and other fac tors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Citi shall take effect at the opening of business on the day specified in the public announcement of such change. “Base Rate Loan” means a Loan that bears interest based on the Base Rate. “Bookrunner” means each of Citigroup Global Markets Inc., Morgan Stanley Senior Funding, Inc. and RBC Capital Markets, each in its capacity as a joint bookrunner. “Borrower” has the meaning specified in the introductory paragraph to this Agreement. “Borrower Materials” has the meaning specified in Section 6.01. “Borrower Offer of Specified Discount Prepayment” means the offer by any Company Party to make a voluntary prepayment of Term Loans at a Specified Discount to par pursuant to Sec tion 2.05(a)(v)(B). “Borrower Solicitation of Discount Range Prepayment Offers” means the solicitation by any Company Party of offers for, and the corresponding acceptance by a Lender of; a voluntary prepayment of Term Loans at a specified range of discounts to par pursuant to Section 2.05(a)(v)(C). “Borrower Solicitation of Discounted Prepayment Offers” means the solicitation by any Company Party of offers for, and the subsequent acceptance, if any, by a Lender of, a voluntary prepay ment of Term Loans at a discount to par pursuant to Section 2.05(a)(v)(D). “Borrowing” means a borrowing consisting of Term Loans of the same Type and currency and, in the case of Eurocurrency Rate Loans, having the same Interest Period made by each of the Term Lend ers pursuant to Section 2.01. “Borrowing Base” means an amount equal to (i) 85% of the face amount of the accounts receiv able p~j~ (ii) the lesser of(x) 75% of the lower of cost or market value or (y) 85% of the net orderly liqui dation value, in each case, of the inventory, in each case, of the Borrower and its Restricted Subsidiaries. “BSPA Assignment” has the meaning specified in the preliminary statements to this Agreement. “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of; or are in fact closed in, the State of New York and, if such day relates to any Eurocurrency Rate Loan, means any such day that is also a London Banldng Day. -7-

“Canadian Dollar” means lawful money of Canada. “Capital Expenditures” means, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities and including in all events all amounts expended or capitalized under Cap italized Leases) by the Borrower and its Restricted Subsidiaries during such period that, in conformity with GAAP, are or are required to be included as capital expenditures on the consolidated statement of cash flows of the Borrower and its Restricted Subsidiaries. “Capitalized Lease Obligation” means, at the time any determination thereof is to be made, the amount of the liability in respect of a Capitalized Lease that would at such time be required to be capital ized and reflected as a liability on a balance sheet (excluding the footnotes thereto) prepared in accord ance with GAAP. “Capitalized Leases” means all leases that have been or are required to be, in accordance with GAAP, recorded as capitalized leases; provided that for all purposes hereunder the amount of obligations under any Capitalized Lease shall be the amount thereof accounted for as a liability in accordance with GAAP. “Capitalized Software Expenditures” means, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities) by the Borrower and the Restricted Subsidiaries during such period in respect of purchased software or internally developed software and software enhancements that, in conformity with GAAP, are or are required to be reflected as capitalized costs on the consolidated balance sheet of the Borrower and the Restricted Subsidiaries. “Cash Collateral Account” means a blocked account at Citi (or another commercial bank select ed by the Administrative Agent) in the name of the Administrative Agent and under the sole dominion and control of the Administrative Agent, and otherwise established in a manner satisfactory to the Admin istrative Agent. “Cash Equivalents” means any of the following types of Investments, to the extent owned by the Borrower or any Restricted Subsidiary: (a) Dollars, pounds sterling, euros or Canadian Dollars; (b) readily marketable obligations issued or directly and fully guaranteed or insured by the government or any agency or instrumentality of the United States or the United Kingdom having average maturities of not more than 24 months from the date of acquisition thereof~ pro vided that the full faith and credit of the United States or the United Kingdom, as applicable, is pledged in support thereof~ (c) time deposits or eurodollar time deposits with, insured certificates of deposit, banlcers’ acceptances or overnight bank deposits of, or letters of credit issued by, any commercial bank that (i) is a Lender or (ii) (A) is organized under the Laws of the United States, any state thereof the District of Columbia or any member nation of the Organization for Economic Coop eration and Development or is the principal banking Subsidiary of a bank holding company orga nized under the Laws of the United States, any state thereof, the District of Columbia or any member nation of the Organization for Economic Cooperation and Development and is a member of the Federal Reserve System, and (B) has combined capital and surplus of at least $250,000,000 (any such bank in the foregoing clauses (i) or (ii) being an “Approved Bank”), in each case with maturities not exceeding 24 months from the date of acquisition thereof~ -8-

(d) commercial paper and variable or fixed rate notes issued by an Approved Bank (or by the parent company thereof) or any variable or fixed rate note issued by, or guaranteed by, a corporation (other than structured investment vehicles and other than corporations used in struc tured financing transactions) rated A-2 (or the equivalent thereof) or better by S&P or P-2 (or the equivalent thereof) or better by Moody’s, in each case with average maturities of not more than 24 months from the date of acquisition thereof; (e) marketable short-teim money market and similar funds having a rating of at least P-2 or A-2 from either Moody’s or S&P, respectively (or, if at any time neither Moody’s nor S&P shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency selected by the Borrower); (I) repurchase obligations for underlying securities of the types described in clauses (b), (c) and (e) above entered into with any Approved Bank; (g) securities with average maturities of 24 months or less from the date of acquisi tion issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government having an investment grade rating from either S&P or Moody’s (or the equivalent thereof); (h) Investments (other than in structured investment vehicles and structured financ ing transactions) with average maturities of 12 months or less from the date of acquisition in money market fhnds rated AAA- (or the equivalent thereof) or better by S&P or Aaa3 (or the equivalent thereof) or better by Moody’s; (i) securities with maturities of 12 months or less from the date of acquisition backed by standby letters of credit issued by any Approved Bank; (j) instruments equivalent to those referred to in clauses (a) through (i) above de nominated in euros or any other foreign currency comparable in credit quality and tenor to those referred to above and customarily used by corporations for cash management purposes in any ju risdiction outside the United States to the extent reasonably required in connection with any busi ness conducted by any Restricted Subsidiary organized in such jurisdiction; (k) Investments, classified in accordance with GAAP as Current Assets of the Bor rower or any Restricted Subsidiary, in money market investment programs which are registered under the Investment Company Act of 1940 or which are administered by financial institutions having capital of at least $250,000,000, and, in either case, the portfolios of which are limited such that substantially all of such Investments are of the character, quality and maturity described in clauses (a) through (i) of this definition; and (1) investment funds investing at least 95% of their assets in securities of the types described in clauses (a) through (k) above. “Cash Management Obligations” means obligations owed by the Borrower or any Restricted Subsidiary in respect of any overdraft and related liabilities arising from treasury, depository and cash management services or any automated clearing house transfers of funds. -9-

“Casualty Event” means any event that gives rise to the receipt by the Boffower or any Restrict ed Subsidiary of any insurance proceeds or condemnation awards in respect of any equipment, fixed as sets or real property (including any improvements thereon) to replace or repair such equipment, fixed as sets or real property. “CFC” means a “controlled foreign corporation” within the meaning of Section 957 of the Code. “Citi” means Citibank, N.A., a national banking association, acting in its individual capacity, and its successors and assigns. “Change of Control” shall be deemed to occur if: (a) (i) any person or “group” (within the meaning of Rules I 3d-3 and 1 3d-S under the Exchange Act as in effect on the Closing Date, but excluding any employee benefit plan of such person and its Subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan), shall have, directly or indirectly, acquired ben eficial ownership of Equity Interests representing 35% or more of the aggregate voting power represented by the issued and outstanding Equity Interests of Holdings or (ii) during each period of twelve consecutive months, individuals who, at the beginning of such period, constituted the board of directors (or similar governing body) of Holdings (together with any directors whose election by the board of directors of Holdings or whose nomination for election by the members of Holdings was approved by a vote of at least a majority of the directors (or members of a simi lar governing body) then still in office who either were directors at the beginning of such period or whose elections or nomination for election was previously so approved) cease for any reason other than death or disability to constitute a majority of the directors (or members of a similar governing body) then in office; (b) a “change of control” (or similar event) shall occur in any document pertaining to the ABL Facility, the Senior Notes or the Existing Notes or, in each case, any Permitted Refi nancing thereof with an aggregate outstanding principal amount in excess of the Threshold Amount; or (c) Holdings shall cease to own 10000 of the Equity Interests of the Borrower. “Class” (a) when used with respect to any Lender, refers to whether such Lender has a Loan or Commitment with respect to a particular Class of Loans or Commitments, (b) when used with respect to Commitments, refers to whether such Commitments are Term B-i Commitments, Term B-2 Commit ments, Term Commitments, Other Term Loan Commitments or Refinancing Term Commitments of a given Refinancing Series and (c) when used with respect to Loans or a Borrowing, refers to whether such I Loans, or the Loans comprising such Borrowing are Term B-I Loans, Term B-2 Loans. Incremental Term Loans, Other Term Loans, Refinancing Term Loans of a given Refinancing Series or Extended Term Loans of a given Term Loan Extension Series. Term B-i Commitments Term B-2 Commitments, Other Term Loan Commitments and Term Commitments (and in each case, the Loans made pursuant to such Commitments) that have different terms and conditions shall be construed to be in different Classes. Commitments (and, in each case, the Loans made pursuant to such Commitments) that have the same terms and conditions shall be construed to be in the same Class. “Closing Date” means January 31, 2012.

“Code” means the U.S. Internal Revenue Code of 1986, and the United States Treasury Depart ment regulations promulgated thereunder, as amended from time to time. “Collateral” means the “Collateral” as defined in the Security Agreement and all the “Collateral” or “Pledged Assets” or similar term as defined in any other Collateral Document and any other assets pledged pursuant to any Collateral Document. “Collateral and Guarantee Requirement” means, at any time, the requirement that: (a) the Administrative Agent shall have received each Collateral Document required to be delivered (i) on the Closing Date, pursuant to Section 4.01 (a)(iv) and (ii) at such time as may be designated therein, pursuant to the Collateral Documents, Section 6.11 or 6.13, subject, in each case, to the limitations and exceptions of this Agreement, duly executed by each Loan Party thereto; (b) all Obligations shall have been unconditionally guaranteed by Holdings and each Restricted Subsidiary of the Borrower that is a wholly owned Material Domestic Subsidiary (oth er than any Excluded Subsidiary) including those that are listed on Schedule I hereto (each, a “Guarantor”); provided that, in addition, notwithstanding anything to the contrary contained in this Agreement, any Subsidiary of the Borrower that is an obligor under the Senior Notes, the Ex isting Notes, any ABL Facility Indebtedness, any Junior Financing, Permitted Unsecured Refi nancing Debt, Permitted First Priority Refinancing Debt, Permitted Junior Priority Refinancing Debt or any Permitted Refinancing of any thereot shall be a Guarantor hereunder for so long as it is an obligor under such Indebtedness; (c) the Obligations and the Guaranty shall have been secured by a first-priority secu rity interest (subject to Liens permitted by Section 7.01) in (i) all the Equity Interests of the Bor rower and (ii) all Equity Interests of each Restricted Subsidiary that is a wholly owned Domestic Subsidiary (other than a Domestic Subsidiary described in the following clause (iii)(A) or that has no material assets other than Equity Interests (including any Indebtedness treated as equity for U.S. federal income tax purposes) of one or more Foreign Subsidiaries (other than Material For eign Subsidiaries) that are CFCs) that is directly owned by the Borrower or any Subsidiary Guar antor and (iii) 65% of the issued and outstanding Equity Interests of(A) each Restricted Subsidi ary that is a wholly owned Domestic Subsidiary that is directly owned by the Borrower or by any Subsidiary Guarantor and that has no material assets other than Equity Interests (including any Indebtedness treated as equity for U.S. federal income tax purposes) of one or more Material For eign Subsidiaries that are CFCs and (B) each Restricted Subsidiary that is a wholly owned Mate rial Foreign Subsidiary that is directly owned by the Borrower or by any Subsidiary Guarantor; (d) except to the extent otherwise provided hereunder, including subject to Liens permitted by Section 7.01, or under any Collateral Document, the Obligations and the Guaranty shall have been secured by a perfected security interest (to the extent such security interest may be perfected by delivering certificated securities or instruments, filing financing statements under the Uniform Commercial Code or making any necessary filings with the United States Patent and Trademark Office or United States Copyright Office, or the entry into any control agreement re quired under the Security Agreement, or to the extent required in the Security Agreement (or any other Collateral Document) or by Mortgages referred to in clause (e) below) in substantially all tangible and intangible assets of the Borrower and each Guarantor (including, but not limited to, accounts (other than any Securitization Assets), inventory, equipment, investment property, con tract rights, applications and registrations of IF Rights filed in the United States, other general in —11—

tangibles, Material Real Property and proceeds of the foregoing), in each case, with the priority required by the Collateral Documents, in each case subject to exceptions and limitations other wise set forth in this Agreement and the Collateral Documents; and (e) the Administrative Agent shall have received (i) counterparts of a Mortgage with respect to each Material Real Property required to be delivered pursuant to Section 6.11 and Sec tion 6.13 (the “Mortgaged Properties”) duly executed and delivered by the applicable Loan Par ty, (ii) a title insurance policy for each Mortgaged Property available in each applicable jurisdic tion (the “Mortgage Policies”) insuring the Lien of each such Mortgage as a valid first priority Lien on the property described therein, free of any other Liens except as expressly permitted by Section 7.01, together with such endorsements, coinsurance and reinsurance and in such amounts as the Administrative Agent may reasonably request, (iii) a completed Life-of-Loan Federal Emergency Management Agency Standard Flood Hazard Determination with respect to each Mortgaged Property (together with a notice about special flood hazard area status and flood disas ter assistance duly executed by the Borrower and each Loan Party relating thereto) and if any im provements on any Mortgaged Property are located within an area designated a “flood hazard ar ea,” evidence of such flood insurance as maybe required under Section 6.07, (iv) ALTA surveys in form and substance reasonably acceptable to the Administrative Agent or such existing surveys together with no-change affidavits sufficient for the title company to remove all standard survey exceptions from the Mortgage Policies and issue the endorsements required in (ii) above, (v) cop ies of any existing abstracts and appraisals and (vi) such legal opinions and other documents as the Administrative Agent may reasonably request with respect to any such Mortgaged Property; provided, however, that the foregoing definition shall not require and the Loan Documents shall not con tain any requirements as to the creation or perfection of pledges of; security interests in, Mortgages on, or the obtaining of title insurance, surveys, abstracts or appraisals or taking other actions with respect to any Excluded Assets. The Administrative Agent may grant extensions of time for the perfection of security interests in, or the delivery of the Mortgages and the obtaining of title insurance and surveys with respect to, particular assets and the delivery of assets (including extensions beyond the Closing Date for the perfection of secu rity interests in the assets of the Loan Parties on such date) where it reasonably determines, in consulta tion with the Borrower, that perfection cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required by this Agreement or the Collateral Documents. No actions in any non-U.S. jurisdiction or required by the Laws of any non-U.S. jurisdiction shall be required in order to create any security interests in assets located, titled, registered or filed outside of the U.S. or to perfect such security interests (it being understood that there shall be no security agree ments or pledge agreements governed under the Laws of any non-U.S. jurisdiction). “Collateral Documents” means, collectively, the Security Agreement, the Intellectual Property Security Agreements, the Mortgages, Security Agreement Supplements, security agreements, pledge agreements or other similar agreements delivered to the Administrative Agent pursuant to Sec tion 4.01 (a)(iv), Section 6.11 or Section 6.13, the lntercreditor Agreements and each of the other agree ments, instruments or documents that creates or purports to create a Lien in favor of the Administrative Agent for the benefit of the Secured Parties. “Commitment” means an Incremental Term Commitment, Term B-i Commitment, Term Commitment Term Commitment, Other Term Loan Conunitment, Refinancing Term Commitment of a

given Refinancing Series or Extended Term Loan of a given Term Loan Extension Series, as the context may require. “Committed Loan Notice” means a notice of (a) a Borrowing, (b) a conversion of Loans from one Type to the other, or (c) a continuation of Eurocurrency Rate Loans, pursuant to Section 2.02(a), which, if in writing, shall be substantially in the form of Exhibit A hereto. “Commodity Exchan2e Act” means the Commodity Exchange Act (7 U.S.C Section 1 e seq). as amended from time to time and an successor statute. “Company Annual Financial Statements” means the audited consolidated balance sheets of Holdings as of March 31, 2011,2010 and 2009, and the related consolidated statements of income, changes in equity and cash flows for Holdings for the fiscal years then ended. “Company Parties” means the collective reference to Holdings and its Subsidiaries, including the Borrower, and “Company Party” means any one of them. “Company Quarterly Financial Statements” means the unaudited consolidated balance sheets and related consolidated statements of income, changes in equity and cash flows of Holdings for the most recent fiscal quarters (other than the fourth fiscal quarter of Holdings’ fiscal year) after the date of the balance sheet contained in the Company Annual Financial Statements and ended at least forty-five (45) days prior to the Closing Date. “Compensation Period” has the meaning set forth in Section 2.12(c)(ii). “Compliance Certificate” means a certificate substantially in the form of Exhibit D-1 hereto. “Confidential Disclosure Letter” means the letter from the Borrower to the Lenders delivered on or prior to the date hereof “Consolidated Cash Interest Coverage Ratio” means, with respect to any Test Period, the ratio of (a) Consolidated EBITDA for such Test Period to (b) Consolidated Interest Expense for such Test Pe riod. “Consolidated EBITDA” means, for any period, the Consolidated Net Income for such period, plus: (a) without duplication and, except with respect to clauses (viii) and (x) below, to the extent deducted (and not added back or excluded) in arriving at such Consolidated Net Income, the sum of the following amounts for such period with respect to the Borrower and its Restricted Subsidiaries: (i) total interest expense determined in accordance with GAAP and, to the extent not reflected in such total interest expense, any losses on hedging obligations or other derivative instruments entered into for the purpose of hedging interest rate risk, net of interest income and gains on such hedging obligations, and costs of surety bonds in connection with financing activities (whether amortized or immediately expensed), (ii) provision for taxes based on income, profits or capital gains of the Bor rower and the Restricted Subsidiaries, including, without limitation, federal, state, fran- -13-

chise and similar taxes and foreign withholding taxes paid or accrued during such period including penalties and interest related to such taxes or arising from any tax examina tions, (iii) depreciation and amortization (including amortization of intangible as sets, including Capitalized Software Expenditures), (iv) (A) duplicative running costs, relocation costs or expenses, integration costs, transition costs, pre-opening, opening and consolidation costs for facilities, signing, retention and completion bonuses, costs incurred in connection with any strategic initia tives, costs incurred in connection with acquisitions and non-recurring product and intel lectual property development, other business optimization expenses (including costs and expenses relating to business optimization programs and new systems design, retention charges, systems establishment costs and implementation costs), project start-up costs, severance and other restructuring charges representing cash items (including restructuring costs related to acquisitions and to closure of facilities, and excess pension charges vided that the aggregate amount of all items added back pursuant to this clause (iv)~) for an)’ Teat Penod shall not exceed 15?~ of Consohdated EBITDA for such Test Penod,L (B) earn-out and contingent consideration obligations (including to the extent accounted for as bonuses or otherwise) and adjustments thereof and purchase price ad justments, in each case in connection with acquisitions and (C) Transaction Expenses, (v)the amount of any expense or reduction of Consolidated Net Income consist ing of Restricted Subsidiary income attributable to minority interests or non-controlling interests of third parties in any non-wholly owned Restricted Subsidiary, (vi) [Reserved], (vii) any Equity Funded Employee Plan Costs, (viii) (I) cost savings, operating expense reductions and synergies related to the Transactions that are reasonably identifiable and factually supportable and projected by the Borrower in good faith to result from actions that have been taken or with respect to which substantial steps have been taken or are ex led to be taken (in the good faith de termination of the Borrower) within 18 months after the Closing Date (calculated on a proforma basis as though such cost savings, operating expense reductions and synergies had been realized on the first day of such period and as if such cost savings, operating expense reductions and synergies were realized during the entirety of such period) and (ii) cost savings, operating expense reductions and synergies related to mergers and other business combinations, acquisitions, divestitures, restructurings, cost savings initiatives and other similar initiatives and actions that are reasonably identifiable and factually sup portable and projected by the Borrower in good faith to result from actions that have been taken or with respect to which substantial steps have been taken or are ex ted to be taken (in the good faith determination of the Borrower) (A) within 18 months after a merger or other business combination, acquisition or divestiture is consummated or (B) within 12 months in the case of any other restructuring, cost savings initiative or other in itiative or action (calculated on a proforma basis as though such cost savings, operating -14-

expense reductions and synergies had been realized on the first day of such period and as if such cost savings, operating expense reductions and synergies were realized during the entirety of such period), net of the amount of actual benefits realized during such period from such actions; provided that no cost savings, operating expense reductions and syn ergies shall be added pursuant to this clause (viii) to the extent duplicative of any expens es or charges otherwise added to Consolidated EBITDA, whether through a pro forma adjustment or otherwise, for such period, (ix) any net loss from discontinued operations, (x) cash receipts (or any netting arrangements resulting in reduced cash ex penditures) not representing Consolidated EBITDA or Consolidated Net Income in any period to the extent non-cash gains relating to such income were deducted in the calcula tion of Consolidated EBITDA pursuant to paragraph (b) below for any previous period and not added back, (xi) non-cash expenses, charges and losses (including reserves, impairment charges or asset write-offs, losses from investments recorded using the equity method, stock-based awards compensation expense), in each case other than (A) any non-cash charge representing amortization of a prepaid cash item that was paid and not expensed in a prior period and (B) any non-cash charge relating to write-offs, write-downs or reserves with respect to accounts receivable in the normal course or inventory; provided that if any non-cash charges referred to in this clause (xi) represents an accrual or reserve for poten tial cash items in any future period, (1) the Borrower may elect not to add back such non- cash charge in the current period and (2) to the extent the Borrower elects to add back such non-cash charge, the cash payment in respect thereof in such future period shall be subtracted from Consolidated EBITDA in such future period to such extent paid, (xii) the amount of loss on sale of receivables, Securitization Assets and relat ed assets to any Securitization Subsidiary in connection with a Qualified Securitization Financing, ic~ (b) without duplication and to the extent included in arriving at such Consolidated Net Income, (i) non-cash gains (excluding any non-cash gain to the extent it represents the rever sal of an accrual or reserve for a potential cash item that reduced Consolidated EBITDA in any prior period), (ii) any net gain from discontinued operations and (iii) the amount of any minority interest income consisting of Restricted Subsidiary losses attributable to minority interests or non- controlling interests of third parties in any non-wholly owned Restricted Subsidiary; provided that, for the avoidance of doubt, any gain representing the reversal of any non-cash charge re ferred to in clause (a)(xi)(B) above for a prior period shall be added (together with, without dupli cation, any amounts received in respect thereof to the extent not increasing Consolidated Net In come) to Consolidated EBITDA in any subsequent period to such extent so reversed (or re ceived); provided that: (A) to the extent included in Consolidated Net Income, there shall be excluded in de termining Consolidated EBITDA (x) currency translation gains and losses related to currency re measurements of Indebtedness (including the net loss or gain (i) resulting from Swap Contracts -15-

for currency exchange risk and (ii) resulting from intercompany indebtedness) and (y) all other foreign currency translation gains or losses to the extent such gains or losses are non-cash items, (B) to the extent included in Consolidated Net Income, there shall be excluded in de termining Consolidated EBITDA for any period any adjustments resulting from the application of FASB Accounting Standards Codification 815 and International Accounting Standard No. 39 and their respective related pronouncements and interpretations, (C) to the extent included in Consolidated Net Income, there shall be excluded in de termining Consolidated EBITDA for any period any income (loss) for such period attributable to the early extinguishment of (i) Indebtedness, (ii) obligations under any Swap Contracts or (iii) other derivative instruments. Notwithstanding anything to the contrary contained herein, for purposes of determining Consoli dated EBITDA under this Agreement for any period that includes any of the fiscal quarters ended March 31, 2011, June 30, 2011 and September 30, 2011, Consolidated EBITDA for such fiscal quarters shall be $50,883,000, $57,045,000 and $59,031,000, respectively, in each case, as may be subject to addbacks and adjustments (without duplication) pursuant to clauses (iv)(A) and (viii) above and Section 1 .09(c) for the applicable Test Period. For the avoidance of doubt, Consolidated EBITDA shall be calculated, including pro forma adjustments, in accordance with Section 1.09. “Consolidated First Lien Net Debt” means, as of any date of determination, any Indebtedness described in clause (a) of the definition of “Consolidated Total Net Debt” outstanding on such date that is secured by a Lien on any asset or property of the Borrower or any Restricted Subsidiary but excluding any such Indebtedness (other than obligations under the ABL Facility) in which the applicable Liens are I expressly subordinated or junior to the Liens securing the Obligations minus the lesser of (x) the aggre gate amount of cash and Cash Equivalents (other than Restricted Cash), in each case, included on the con solidated balance sheet of the Borrower and the Restricted Subsidiaries as of such date, free and clear of all Liens (other than nonconsensual Liens permitted by Section 7.01 and Liens permitted by Sec tion 7.01(a), Section 7.01(p), Section 7.01(q), clauses (i) and (ii) of Section 7.01(r), Section 7.01(cc) (only to the extent the Obligations are secured by such cash and Cash Equivalents) and Section 7.01 (dd) (only to the extent the Obligations are secured by such cash and Cash Equivalents)) and (y) $75,0O0,000;))~ provided that Consolidated First Lien Net Debt shall not include Indebtedness in respect of (i) letters of credit, except to the extent of unreimbursed amounts thereunder; provided that any unreimbursed amount under commercial letters of credit shall not be counted as Consolidated First Lien Net Debt until 3 Busi ness Days after such amount is drawn, (ii) Unrestricted Subsidiaries and (iii) any Qualified Securitization Financing; it being understood, for the avoidance of doubt, that obligations under Swap Contracts do not constitute Consolidated First Lien Net Debt. “Consolidated First Lien Net Leverage Ratio” means, with respect to any Test Period or any other period of four consecutive fiscal quarters specified in this Agreement, the ratio of (a) Consolidated First Lien Net Debt as of the last day of such Test Period or four consecutive fiscal quarter period to (b) Consolidated EBITDA for such Test Period or four consecutive fiscal quarter period. “Consolidated Interest Expense” means, for any period, the sum, without duplication, of (i)the cash interest expense (including that attributable to Capitalized Leases), net of cash interest income, of the Borrower and its Restricted Subsidiaries, determined on a consolidated ba sis in accordance with GAAP, with respect to all outstanding Indebtedness of the Borrower and its Restricted Subsidiaries, including all commissions, discounts and other fees and charges owed -16-

with respect to letters of credit and bankers’ acceptance financing and net cash costs under Swap Contracts, and (ii)any cash payments made during such period in respect of obligations referred to in clause (b) below relating to Funded Debt that were amortized or accrued in a previous period; provided that there shall be excluded from Consolidated Interest Expense for any period: (a) deferred financing costs, debt issuance costs, commissions, fees (including amendment and contract fees) and expenses and, in each case, the amortization thereof and any other amounts of non-cash interest, (b) the accretion or accrual of discounted liabilities and any prepayment premium or penalty during such period, (c) non-cash interest expense attributable to the movement of the mark-to-market valuation of obligations under Swap Contracts or other derivative instruments pursuant to FASB Accounting Standards Codification 815, (d) any cash costs associated with breakage in respect of hedging agreements for in terest rates, (e) all non-recurring cash interest expense consisting of liquidated damages for fail ure to timely comply with registration rights obligations and financing fees, all as calculated on a consolidated basis in accordance with GAAP, (f) fees and expenses associated with the consummation of the Transactions, (g) annual agency fees paid to (x) the Administrative Agent and (y) the ABL Agent, (h) costs associated with obtaining Swap Contracts, (i) any expense resulting from the discounting of any Indebtedness in connection with the application of recapitalization accounting or, if applicable, purchase accounting in con nection with the Transactions or any acquisition, U) the cash interest expense (or income) of all Unrestricted Subsidiaries for such pe riod to the extent otherwise included in Consolidated Interest Expense, and (Ic) commissions, discounts, yield and other fees and charges (including any interest expense) related to any Qualified Securitization Financing. Notwithstanding anything to the contrary contained herein, for purposes of determining Consoli dated Interest Expense (i) for any period ending prior to the first anniversary of the Closing Date, Consol idated Interest Expense shall be an amount equal to acthal Consolidated Interest Expense from the Clos ing Date through the date of determination multiplied by a fraction the numerator of which is 365 and the denominator of which is the number of days from the Closing Date through the date of determination and (ii) shall exclude the purchase accounting effects described in the last sentence of the definition of Con solidated Net Income. -17-

“Consolidated Net Income” means, for any period, the net income (loss) of the Borrower and the Restricted Subsidiaries for such period determined on a consolidated basis in accordance with GAAP; provided, however, that, without duplication, (a) any after-tax effect of extraordinary, non-recurring or unusual items (including gains or losses and all fees and expenses relating thereto) for such period shall be excluded, (b) the cumulative effect of a change in accounting principles during such period to the extent included in Consolidated Net Income shall be excluded, (c) any fees and expenses incurred during such period (including, without limitation, any premiums, make-whole or penalty payments), or any amortization thereof for such period, in connection with any acquisition, investment, asset disposition, issuance or repayment of debt, is suance of equity securities, refinancing transaction or amendment or other modification of any debt instrument (in each case, including any such transaction consummated on or prior to the Closing Date and any such transaction undertaken but not completed) and any charges or non recurring merger costs incurred during such period as a result of any such transaction, in each case whether or not successful (including, for the avoidance of doubt the effects of expensing all transaction related expenses in accordance with FASB Accounting Standards Codification 805 and gains or losses associated with FASB Accounting Standards Codification 460) shall be ex cluded, (d) accruals and reserves that are established or adjusted within twelve months after the Closing Date that are so required to be established as a result of the Transactions (or within twelve months after the closing of any acquisition that are so required to be established as a result of such acquisition) in accordance with GAAP or changes as a result of adoption or modification of accounting policies in accordance with GAAP shall be excluded, (e) any net after-tax effect of gains or losses on disposed, abandoned or discontinued operations shall be excluded, (f) any net after-tax effect of gains or losses (less all fees, expenses and charges re lating thereto) attributable to asset dispositions or abandonments or the sale or other disposition of any Equity Interests of any Person in each case other than in the ordinary course of business, as determined in good faith by the Borrower, shall be excluded, (g) the net income (loss) for such period of any Person that is not a Subsidiary of the Borrower, or is an Unrestricted Subsidiary, or that is accounted for by the equity method of ac counting, shall be excluded; provided that Consolidated Net Income of the Borrower shall be in creased by the amount of dividends or distributions or other payments that are actually paid in cash or Cash Equivalents (or to the extent subsequently converted into cash or Cash Equivalents) to the Borrower or a Restricted Subsidiary thereof in respect of such period, (h) any impairment charge or asset write-off or write-down, including impairment charges or asset write-offs or write-downs related to intangible assets, long-lived assets, invest ments in debt and equity securities or as a result of a change in law or regulation, in each case, pursuant to GAAP, and the amortization of intangibles arising pursuant to GAAP shall be exclud ed, -18-

(i) any non-cash compensation charge or expense, including any such charge or ex pense arising from the grants of stock appreciation or similar rights, stock options, restricted stock or other rights or equity incentive programs or any other equity-based compensation shall be ex cluded, and any cash charges associated with the rollover, acceleration or payout of Equity Inter ests by management of the Borrower or any of its direct or indirect parents in connection with the Transactions, shall be excluded, U) any expenses, charges or losses that are covered by indemnification or other re imbursement provisions in connection with any Investment, Pennitted Acquisition or any sale, conveyance, transfer or other disposition of assets permitted under this Agreement, to the extent actually reimbursed, or, so long as the Borrower has made a determination that a reasonable basis exists for indemnification or reimbursement and only to the extent that such amount is in fact in demnified or reimbursed within 365 days of such determination (with a deduction in the applica ble future period for any amount so added back to the extent not so indemnified or reimbursed within such 365 day period), shall be excluded, (k) to the extent covered by insurance and actually reimbursed, or, so long as the Borrower has made a determination that there exists reasonable evidence that such amount will in fact be reimbursed by the insurer and only to the extent that such amount is in fact reimbursed within 365 days of the date of such determination (with a deduction in the applicable future peri od for any amount so added back to the extent not so reimbursed within such 365 days), expens es, charges or losses with respect to liability or casualty events or business interruption shall be excluded, (1) any net pension or other post-employment benefit costs representing amortization of unrecognized prior service costs, actuarial losses, including amortization of such amounts aris ing in prior periods, amortization of the unrecognized net obligation (and loss or cost) existing at the date of initial application of Statement on Financial Accounting Standards Nos. 87, 106 and 112, and any other items of a similar nature, shall be excluded, (m) the income (or loss) of any Person accrued prior to the date it becomes a Re stricted Subsidiary of Borrower or is merged into or consolidated with Borrower or any of its Subsidiaries or that Person’s assets are acquired by Borrower or any of its Restricted Subsidiaries shall be excluded (except to the extent required for any calculation of Consolidated EBITDA on a Pro Forma Basis in accordance with Section 1.09), (n) solely for the purpose of determining the Cumulative Credit pursuant to clause (ab) of the definition thereof, the income of any Restricted Subsidiary of Borrower that is not a Guarantor to the extent that the declaration or payment of dividends or similar distributions by that Restricted Subsidiary of that income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Restricted Subsidiary (which has not been waived) shall be excluded, except (solely to the extent permitted to be paid) to the extent of the amount of dividends or other distributions actually paid to Borrower or any of its Restricted Subsidiaries that are Guarantors by such Person during such period in accordance with such documents and regulations. There shall be excluded from Consolidated Net Income for any period the purchase accounting effects of adjustments in component amounts required or permitted by GAAP (including in the inventory, property and equipment, sofiware, goodwill, intangible assets, in-process research and development, deferred rev enue and debt line items thereof) and related authoritative pronouncements (including the effects of such -19-

adjustments pushed down to the Borrower and the Restricted Subsidiaries), as a result of the Transactions, any acquisition constituting an Investment pennitted under this Agreement consummated prior to or after the Closing Date, or the amortization or write-off of any amounts thereof. For the avoidance of doubt, Consolidated Net Income shall be calculated, including pro forma adjustments, in accordance with Sec tion 1.09. “Consolidated Secured Net Debt” means, as of any date of determination, any Indebtedness de scribed in clause (a) of the defmition of “Consolidated Total Net Debt” outstanding on such date that is secured by a Lien on any asset or property of the Borrower or any Restricted Subsidiary minus the of (x) the aggregate amount of cash and Cash Equivalents (other than Restricted Cash), in each case, in cluded on the consolidated balance sheet of the Borrower and the Restricted Subsidiaries as of such date, free and clear of all Liens (other than nonconsensual Liens permitted by Section 7.01 and Liens permitted by Section 7.01(a), Section 7.01(p) and Section 7.01(q), clauses (i) and (ii) of Section 7.01(r), Section 7.01 (cc) (only to the extent the Obligations are secured by such cash and Cash Equivalents) and Section 7.01 (dd) (only to the extent the Obligations are secured by such cash and Cash Equivalents)) and (y) $75 000 000 )) provided that Consolidated Secured Net Debt shall not include Indebtedness in respect of (i) letters of credit, except to the extent of unreimbursed amounts thereunder; provided that any unreim bursed amount under commercial letters of credit shall not be counted as Consolidated Secured Net Debt until 3 Business Days after such amount is drawn, (ii) Unrestricted Subsidiaries and (iii) any Qualified Securitization Financing; it being understood, for the avoidance of doubt, that obligations under Swap Contracts do not constitute Consolidated Secured Net Debt. “Consolidated Total Net Debt” means, as of any date of determination, (a) the aggregate princi pal amount of Indebtedness of the Borrower and its Restricted Subsidiaries outstanding on such date, in an amount that would be reflected on a balance sheet prepared as of such date on a consolidated basis in accordance with GAAP (but excluding the effects of any discounting of Indebtedness resulting from the application of purchase accounting in connection with the Transactions or any acquisition constituting an Investment permitted under this Agreement) consisting of Indebtedness for borrowed money, Attributable Jndebtedness, and debt obligations evidenced by promissory notes or similar instruments, minus (b) the lesser of (x) the aggregate amount of cash and Cash Equivalents (other than Restricted Cash), in each case, included on the consolidated balance sheet of the Borrower and the Restricted Subsidiaries as of such date, free and clear of all Liens (other than nonconsensual Liens permitted by Section 7.01 and Liens permitted by Section 7.01(a), Section 7.01(p), Section 7.01(q) and clauses (i) and (ii) of Section 7.01(r), Section 7.01 (cc) (only to the extent the Obligations are secured by such cash and Cash Equivalents) and Section7.Ol (dd) (only to the extent the Obligations are secured by such cash and Cash Equivalents (y) $75 ,000,000,))j provided that Consolidated Total Net Debt shall not include Indebtedness in respect of (i) letters of credit, except to the extent of unreimbursed amounts thereunder; provided that any unreim bursed amount under commercial letters of credit shall not be counted as Consolidated Total Net Debt until 3 Business Days after such amount is drawn, (ii) Unrestricted Subsidiaries and (iii) any Qualified Securitization Financing; it being understood, for the avoidance of doubt, that obligations under Swap Contracts do not constitute Consolidated Total Net Debt. “Consolidated Working Capital” means, with respect to the Borrower and its Restricted Subsid iaries on a consolidated basis at any date of determination, Current Assets at such date of determination minus Current Liabilities at such date of determination; provided that increases or decreases in Consoli dated Working Capital shall be calculated without regard to any changes in Current Assets or Current Li abilities as a result of(a) any reclassification in accordance with GAAP of assets or liabilities, as applica ble, between current and noncurrent or (b) the effects of purchase accounting. “Contract Consideration” has the meaning set forth in the definition of “Excess Cash Flow.” -20-

"**Contractual Obligation**" means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

"**Control**" has the meaning specified in the definition of "Affiliate."

"**Credit Agreement Refinancing Indebtedness**" means (a) Permitted First Priority Refinancing Debt, (b) Permitted Junior Priority Refinancing Debt or (c) Permitted Unsecured Refinancing Debt, in each case, issued, incurred or otherwise obtained (including by means of the extension or renewal of existing Indebtedness) in exchange for, or to extend, renew, replace, repurchase, retire or refinance, in whole or part, existing Term Loans, or any then-existing Credit Agreement Refinancing Indebtedness ("**Refinanced Debt**"); *provided* that (i) such Indebtedness has a maturity no earlier, and a Weighted Average Life to Maturity equal to or greater, than the Refinanced Debt, (ii) such Indebtedness shall not have a greater principal amount than the principal amount of the Refinanced Debt plus accrued interest, fees, premiums (if any) and penalties thereon and reasonable fees and expenses associated with the refinancing, (iii) the terms and conditions of such Indebtedness (except as otherwise provided in clause (ii) above and with respect to pricing, premiums and optional prepayment or redemption terms) reflect market terms at time of incurrence, and if such Indebtedness contains financial maintenance covenants, such covenants are not tighter (from the perspective of Holdings, Borrower and its Restricted Subsidiaries), or in addition to, those contained herein (*provided* that a certificate of a Responsible Officer delivered to the Administrative Agent at least five (5) Business Days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the requirement of this clause (iii) shall be conclusive evidence that such terms and conditions satisfy such requirement unless the Administrative Agent notifies the Borrower within such five (5) Business Day period that it disagrees with such determination (including a description of the basis upon which it disagrees)), and (iv) such Refinanced Debt shall be repaid, repurchased, retired, defeased or satisfied and discharged, and all accrued interest, fees, premiums (if any) and penalties in connection therewith shall be paid, on the date such Credit Agreement Refinancing Indebtedness is issued, incurred or obtained.

"**Credit Extension**" means the making of a Loan.

"**Cumulative Credit**" means, at any date, an amount, not less than zero in the aggregate, determined on a cumulative basis equal to, without duplication:

~~(a~~(a) $50,000,000, plus

(b) the Cumulative Retained Excess Cash Flow Amount at such time, plus

(~~b~~c) the cumulative amount of cash and Cash Equivalent proceeds from (i) the sale of Qualified Equity Interests of Holdings or Equity Interests of any direct or indirect parent of Holdings after the Closing Date and on or prior to such time (including upon exercise of warrants or options) (other than Excluded Contributions or any amount designated as a Cure Amount or used for Equity Funded Employee Plan Costs or proceeds used pursuant to clause (A) of Section 7.06(f)) which proceeds have been contributed as common equity to the capital of the Borrower and (ii) the Qualified Equity Interests of Holdings (or Equity Interests of any direct or indirect parent of Holdings) (other than Excluded Contributions or any amount designated as a Cure

-21-

Amount or used for Equity Funded Employee Plan Costs) issued upon conversion of Indebted ness (other than Indebtedness that is contractually subordinated to the Obligations) of the Bor rower or any Restricted Subsidiary of the Borrower owed to a Person other than a Loan Party or a Restricted Subsidiary of a Loan Party not previously applied for a purpose (including a Cure Amount) other than use in the Cumulative Credit, pii~ (ed) 100% of the aggregate amount of contributions to the common capital of the Bor rower received in cash and Cash Equivalents after the Closing Date (other than Excluded Contri butions or any amount designated as a Cure Amount or used for Equity Funded Employee Plan Costs), nina (de) 100% of the aggregate amount received by the Borrower or any Restricted Sub sidiary of the Borrower in cash and Cash Equivalents from: (A) the sale (other than to Holdings, the Borrower or any such Restricted Subsidiary) of the Equity Interests of an Unrestricted Subsidiary or any minority Invest ments, or (B) any dividend or other distribution by an Unrestricted Subsidiary or re ceived in respect of minority Investments, or (C) any interest, returns of principal, repayments and similar payments by such Unrestricted Subsidiary or received in respect of any minority Investments; provided that in the case of clauses (A), (B), and (C), in each case, to the extent that the Invest ment corresponding to the designation of such Subsidiary as an Unrestricted Subsidiary or any subsequent Investment in such Unrestricted Subsidiary or minority Investment, as applicable, was made in reliance on the Cumulative Credit pursuant to Section 7.02(c)(iii)(B)(y), 7.02(i)(iv)(2) or 7.02(n)(y), pii~ (efl in the event any Unrestricted Subsidiary has been re-designated as a Restricted Subsidiary or has been merged, consolidated or amalgamated with or into, or transfers or conveys its assets to, or is liquidated into, the Borrower or a Restricted Subsidiary, the fair market value of the Investments of the Borrower and the Restricted Subsidiaries in such Unrestricted Subsidiary at the time of such redesignation, combination or transfer (or of the assets transferred or con veyed, as applicable) so long as such Investments were originally made pursuant to Sections 7.02(c)(iii)(B)(y), 7.02(i)(iv)(2) or 7.02(n)(y), pin~ (fg) an amount equal to any returns in cash and Cash Equivalents (including divi dends, interest, distributions, returns of principal, profits on sale, repayments, income and similar amounts) actually received by the Borrower or any Restricted Subsidiary in respect of any In vestments made pursuant to Section 7.02(c)(iii)(B)(y), 7.02(i)(iv)(2) or 7.02(n)(y), minus (gh) any amount of the Cumulative Credit used to make Investments pursuant to Sec tions 7.02(c)(iii)(B)(y), 7.02(i)(iv)(2) or 7.02(n)(y) after the Closing Date and prior to such time, minus (hi) any amount of the Cumulative Credit used to pay dividends or make distributions pursuant to Section 7.06(0(A) or 7.06(g) after the Closing Date and prior to such time, minus -22-

(4j) any amount of the Cumulative Credit used to make payments or distributions in respect of Junior Financings pursuant to Section 7.13 after the Closing Date and prior to such time. _“Cumulative Retained Excess Cash Flow Amount” means, at any date, an amount, not less than zero in the aggregate, determined on a cumulative basis equal to the aggregate cumulative sum of the Retained Percentage of Excess Cash Flow for all Excess Cash Flow Periods ending after the Closing Date and prior to such date. “Cure Amount” has the meaning set forth in Section 8.04(a). “Cure Expiration Date” has the meaning set forth in Section 8.04(a). “Current Assets” means, with respect to the Borrower and the Restricted Subsidiaries on a con solidated basis at any date of determination, all assets (other than cash and Cash Equivalents) that would, in accordance with GAAP, be classified on a consolidated balance sheet of the Borrower and its Restrict ed Subsidiaries as current assets at such date of determination, other than amounts related to current or deferred Taxes based on income or profits (but excluding assets held for sale, loans (permitted) to third parties, pension assets, deferred bank fees and derivative fmancial instruments). “Current Liabilities” means, with respect to the Borrower and the Restricted Subsidiaries on a consolidated basis at any date of determination, all liabilities that would, in accordance with GAAP, be classified on a consolidated balance sheet of the Borrower and its Restricted Subsidiaries as current liabil ities at such date of determination, other than (a) the current portion of any Indebtedness, (b) accruals of Consolidated Interest Expense (excluding Consolidated Interest Expense that is past due and unpaid), (c) accruals for current or deferred Taxes based on income or profits, (d) accruals of any costs or expenses related to restructuring reserves, (e) deferred revenue and (1) revolving loans, swing line loans and letter of credit obligations under the ABL Facility or any other revolving credit facility. “Debtor Relief Laws” means the Bankruptcy Code of the United States and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receiv ership, insolvency, reorganization or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally. “Default” means any event or condition that constitutes an Event of Default or that, with the giv ing of any notice, the passage of time, or both, would be an Event of Default. “Default Rate” means an interest rate equal to (a) the Base Rate plus (b) the Applicable Rate, if any, applicable to Base Rate Loans plus (c) 2.0% per annum; provided that with respect to a Eurocurrency Rate Loan, the Default Rate shall be an interest rate equal to the interest rate (including any Applicable Rate) otherwise applicable to such Loan plus 2.0% per annum, in each case, to the fhllest extent permitted by applicable Laws. “Discount Prepayment Accepting Lender” has the meaning set forth in Sec tion 2.05(a)(v)(B)(2). “Discount Range” has the meaning set forth in Section 2.05(a)(v)(C)(l). “Discount Range Prepayment Amount” has the meaning set forth in Section 2.05(a)(v)(C)(l). -23-

"**Discount Range Prepayment Notice**" means a written notice of a Borrower Solicitation of Discount Range Prepayment Offers made pursuant to Section 2.05(a)(v)(C) substantially in the form of Exhibit E-4.

"**Discount Range Prepayment Offer**" means the irrevocable written offer by a Lender, substantially in the form of Exhibit E-5, submitted in response to an invitation to submit offers following the Auction Agent's receipt of a Discount Range Prepayment Notice.

"**Discount Range Prepayment Response Date**" has the meaning set forth in Section 2.05(a)(v)(C)(1).

"**Discount Range Proration**" has the meaning set forth in Section 2.05(a)(v)(C)(3).

"**Discounted Prepayment Determination Date**" has the meaning set forth in Section 2.05(a)(v)(D)(3).

"**Discounted Prepayment Effective Date**" means in the case of a Borrower Offer of Specified Discount Prepayment, Borrower Solicitation of Discount Range Prepayment Offer or Borrower Solicitation of Discounted Prepayment Offer, five (5) Business Days following the Specified Discount Prepayment Response Date, the Discount Range Prepayment Response Date or the Solicited Discounted Prepayment Response Date, as applicable, in accordance with Section 2.05(a)(v)(B)(1), Section 2.05(a)(v)(C)(1) or Section 2.05(a)(v)(D)(1), respectively, unless a shorter period is agreed to between the Borrower and the Auction Agent.

"**Discounted Term Loan Prepayment**" has the meaning set forth in Section 2.05(a)(v)(A).

"**Disposition**" or "**Dispose**" means the sale, transfer, license, lease or other disposition (including any sale and leaseback transaction and any sale or issuance of Equity Interests in a Restricted Subsidiary) of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

"**Disqualified Equity Interests**" means any Equity Interest that, by its terms (or by the terms of any security or other Equity Interests into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (a) matures or is mandatorily redeemable (other than solely for Qualified Equity Interests), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitments), (b) is redeemable at the option of the holder thereof (other than solely for Qualified Equity Interests and other than as a result of a change of control or asset sale so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full of the Loans and all other Obligations that are accrued and payable and the termination of the Commitments), in whole or in part, (c) provides for the scheduled payments of dividends in cash, or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is ninety-one (91) days after the Latest Maturity Date at the time of issuance of such Equity Interests; *provided* that if such Equity Interests are issued pursuant to a plan for the benefit of employees of Holdings (or any direct or indirect parent thereof), the Borrower or the Restricted Subsidiaries or by any such plan to such employees, such Equity Interests shall not constitute Disqualified Equity Interests solely because it may be required to be repurchased by the Borrower or if its Restricted Subsidiaries in order to satisfy applicable statutory or regulatory obligations.

-24-

“Documentation Agent” means RBC Capital Markets, in its capacity as documentation agent under this Agreement. “Dollar” and “$“ mean lawful money of the United States. “Domestic Subsidiary” means any Subsidiary that is organized under the Laws of the United States, any state thereof or the District of Columbia. “Effective Yield” means, as to any Loans of any Class, the effective yield on such Loans, taking into account the applicable interest rate margins, any interest rate floors or similar devices and all fees, including upfront or similar fees or original issue discount (amortized over the shorter of (x) the original stated life of such Loans and (y) the four years following the date of incurrence thereof) payable generally to Lenders making such Loans, but excluding any arrangement, structuring or other fees payable in con nection therewith that are not generally shared ratably with all relevant Lenders and consent fees paid generally to consenting Lenders. “Eligible Assignee” has the meaning set forth in Section 1 0.07(a)(i). “Environment” means indoor air, ambient air, surface water, groundwater, drinking water, land surface, subsurface strata, and natural resources such as wetlands, flora and fauna. “Environmental Laws” means any applicable Law relating to the prevention of pollution or the protection of the Environment and natural resources, and the protection of human health and safety as it relates to the Environment, including any applicable provisions of the Comprehensive Environmental Re sponse, Compensation and Liability Act, 42 U.S.C. § 9601 et seq., the Hazardous Materials Transporta tion Act, 49 U.S.C. § 5101 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq., the Clean Water Act, 33 U.S.C. § 1251 et seq., the Clean Air Act, 42 U.S.C. § 7401 et seq., the Tox ic Substances Control Act, 15 U.S.C. § 2601 et seq., the Occupational Safety and Health Act, 29 U.S.C. § 651 et seq., and the Oil Pollution Act of 1990, 33 U.S.C. § 2701 et seq., and all analogous state or local statutes, and the regulations promulgated pursuant thereto. “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of investigation and remediation, fines, penalties or indemnities), of the Loan Parties or any Restricted Subsidiary directly or indirectly resulting from or based upon (a) violation of any Envi ronmental Law, (b) the generation, use, handling, transportation, storage or treatment of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazard ous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Environmental Permit” means any permit, approval, identification number, license or other au thorization required under any Environmental Law. “Equity Funded Employee Plan Costs” means cash costs or expenses, incurred pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement or any stock subscription or shareholder agreement, to the extent funded with cash proceeds contributed to the capital of the Borrower or net cash proceeds of an issuance of Qualified Equity Inter ests of the Borrower or Equity Interests of any direct or indirect parent of the Borrower (other than amounts designated as Excluded Contributions, any amount designated as a Cure Amount or any amount used in the Cumulative Credit). -25-

“Equity Interests” means, with respect to any Person, all of the shares, interests, rights, partici pations or other equivalents (however designated) of capital stock of (or other ownership or profit inter ests or units in) such Person and all of the warrants, options or other rights for the purchase, acquisition or exchange from such Person of any of the foregoing (including through convertible securities). “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time. “ERISA Affiliate” means any trade or business (whether or not incorporated) that is under com mon control with a Loan Party or any Restricted Subsidiary within the meaning of Section 414(b) or (c) of the Code or Section 4001 of ERISA (and Sections 414(m) and (o) of the Code for purposes of provi sions relating to Section 412 of the Code). “ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by a Loan Party, any Restricted Subsidiary or any ERISA Affiliate from a Pension Plan subject to Sec tion 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Sec tion 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Sec tion 4062(e) of ERISA; (c) a complete or partial withdrawal by a Loan Party, any Restricted Subsidiary or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorgani zation (within the meaning of Section 4241 of ERISA) or insolvent (within the meaning of Section 4245 of ERISA) or in “endangered” or “critical” status (within the meaning of Section 432 of the Code or Sec tion 305 of ERISA); (d) a determination that any Pension Plan is in “at risk” status (within the meaning of Section 430 of the Code or Section 303 of ERISA); (e) the filing of a notice of intent to terminate, the treatment of a Pension Plan or Multiemployer Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (I) an event or condition which constitutes grounds under Section 4042 of ERISA for, and that could reasonably be expected to result in, the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; (g) with respect to a Pension Plan, the failure to satisfy the minimum funding standard of Section 412 of the Code, whether or not waived, (h) a failure by a Loan Party, any Restricted Subsidiary or any ERISA Affiliate to make a required contribution to a Mul tiemployer Plan; (i) the occurrence of a nonexempt prohibited transaction (within the meaning of Sec tion 4975 of the Code or Section 406 of ERISA) which could result in liability to a Loan Party or any Re stricted Subsidiary; or ~) the imposition of any liability under Title W of ERISA, other than for PBGC premiums due under Section 4007 of ERISA, upon a Loan Party, any Restricted Subsidiary or any ERISA Affiliate. “Eurocurrency Rate” means: (a) for any Interest Period with respect to a Eurocurrency Rate Loan, the rate per an num equal to (i) the British Bankers Association LIBOR Rate (“BBA LIBOR”), as published by Reuters (or such other commercially available source providing quotations of BBA LIBOR as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two London Banking Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period or (ii) if such published rate is not available at such time for any reason, then the “Eurocurrency Rate” for such Interest Period shall be the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurocurrency Rate Loan being made, continued or converted by Citi and with a term equivalent to such Interest Period would be offered by Citi’s London Branch to major banks in the London interbank Eurodollar -26-

market at their request at approximately 11:00 a.m. (London time) two London Banking Days prior to the commencement of such Interest Period; and (b) for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to (i) BBA LIBOR, at approximately 11:00 a.m., London time determined two London Banking Days prior to such date for Dollar deposits being delivered in the London inter- bank market for a term of one month commencing that day or (ii) if such published rate is not available at such time for any reason, the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the date of determination in same day funds in the approximate amount of the Base Rate Loan being made or maintained and with a term equal to one month would be offered by Citi’s London Branch to major banks in the London interbank Eurodollar market at their request at the date and time of determination; provided that in all cases (a) or (b), the Eurocurrency Rate shall not be less than 1.00% per annum. “Eurocurrency Rate Loan” means a Loan that bears interest at a rate based on clause (a) of the defmition of”Eurocurrency Rate.” “Event of Default” has the meaning specified in Section 8.01. “Excess Cash Flow” means, for any period, an amount equal to: (a) the sum, without duplication, of (i)Consolidated Net Income for such period, (ii)an amount equal to the amount of all non-cash charges (including depreciation and amortization) to the extent deducted in arriving at such Consolidated Net Income, (iii) decreases in Consolidated Working Capital and long-term accounts re ceivable (outside of the ordinary course of business) for such period (other than any such decreases arising from acquisitions or dispositions (outside of the ordinary course of business) by the Borrower and its Restricted Subsidiaries completed during such period), (iv) an amount equal to the aggregate net non-cash loss on Dispositions by the Borrower and its Restricted Subsidiaries during such period (other than sales in the ordinary course of business) to the extent deducted in arriving at such Consolidated Net Income, (v)expenses deducted from Consolidated Net Income during such period in re spect of expenditures made during any prior period for which a deduction from Excess Cash Flow was made in such period pursuant to clause (b)(xi), (xii) or (xiii) below, (vi) cash income or gain (actually received in cash) excluded from the calcu lation of Consolidated Net Income for such period pursuant to the definition thereof, and (vii) cash receipts in respect of Swap Contracts during such period to the ex tent not already reflected in Consolidated Net Income for such period, minus -27-

(b) the sum, without duplication, of (i)an amount equal to the amount of all non-cash credits included in an-iving at such Consolidated Net Income, and cash charges included in clauses (a) through (m) of the definition of Consolidated Net Income, (ii)without duplication of amounts deducted pursuant to clause (xi) below in prior periods, the amount of Capital Expenditures or acquisitions of intellectual property to the extent not expensed and Capitalized Software Expenditures accrued or made in cash or accrued during such period, to the extent that such Capital Expenditures or acquisitions were financed with Internally Generated Cash and were not made by utilizing the Cumu lative Retained Excess Cash Flow Amount, (iii) the aggregate amount of all principal payments of Indebtedness of the Borrower or its Restricted Subsidiaries to the extent financed with Internally Generated Cash) (including (A) the principal component of payments in respect of Capitalized Leases and (B) the amount of any scheduled repayment of Term Loans pursuant to Sec tion 2.07 and any mandatory prepayment of Term Loans pursuant to Section 2.05(b)(ii) to the extent required due to a Disposition that resulted in an increase to Consolidated Net Income and not in excess of the amount of such increase, but excluding (W) all other prepayments of Term Loans (other than prepayments referred to in clause (B) above) dur ing such period, (X) all prepayments of ABL Facility Indebtedness, (Y) all prepayments in respect of any other revolving credit facility, except to the extent there is an equivalent permanent reduction in commitments thereunder and (Z) payments of any Junior Financ ing made during such period except to the extent permitted to be paid pursuant to Section 7.13(a), (iv) an amount equal to the aggregate net non-cash gain on Dispositions by the Borrower and its Restricted Subsidiaries during such period (other than Dispositions in the ordinary course of business) to the extent included in arriving at such Consolidated Net Income, (v)increases in Consolidated Working Capital and long-term accounts receivable for such period (other than any such increases arising from acquisitions or dispositions by the Borrower and its Restricted Subsidiaries during such period), (vi) cash payments by the Borrower and its Restricted Subsidiaries during such period in respect of long-term liabilities of the Borrower and its Restricted Subsidi aries other than Indebtedness to the extent such payments are not expensed during such period or are not deducted in calculating Consolidated Net Income and to the extent fi nanced with Internally Generated Cash, (vii) without duplication of amounts deducted pursuant to clause (xi) below in prior fiscal years, the amount of Investments and acquisitions made in cash during such period pursuant to Section 7.02 (other than Section 7.02(a), (c), (h), (I), (q), (r), (s) or (0) to the extent that such Investments and acquisitions were financed with Internally Gener ated Cash and were not made by utilizing the Cumulative Retained Excess Cash Flow Amount, -28-

(viii) the amount of Restricted Payments paid during such period pursuant to Section 7.06W, (g)(x), (h) and (j) to the extent such Restricted Payments were financed with Internally Generated Cash, (ix) to the extent not otherwise decreasing Consolidated Net Income in such Excess Cash Flow Period, the aggregate amount of expenditures actually made by the Borrower and its Restricted Subsidiaries in cash during such period (including expendi tures for the payment of financing fees) to the extent that such expenditures are not ex pensed during such period, (x)the aggregate amount of any premium, make-whole or penalty payments actu ally paid in cash by the Borrower and its Restricted Subsidiaries during such period that are required to be made in connection with any prepayment of Indebtedness, (xi) without duplication of amounts deducted from Excess Cash Flow in prior periods, the aggregate consideration required to be paid in cash by the Borrower and its Restricted Subsidiaries pursuant to binding contracts (the “Contract Consideration”) entered into prior to or during such period relating to acquisitions constituting Invest ments permitted under this Agreement, Capital Expenditures, Capitalized Soflware Ex penditures or acquisitions of intellectual property to the extent expected to be consum mated or made, plus any restructuring cash expenses, pension payments or tax contingen cy payments that have been added to Excess Cash Flow pursuant to clause (a)(ii) above that will be required to be made, in each case during the period of four consecutive fiscal quarters of the Borrower following the end of such period; provided that to the extent the aggregate amount of Internally Generated Cash not utilizing the Cumulative Retained Excess Cash Flow Amount actually utilized to finance such acquisitions, Capital Expend itures, Capitalized Sofiware Expenditures or acquisitions of intellectual property during such period of four consecutive fiscal quarters is less than the Contract Consideration, the amount of such shortfall shall be added to the calculation of Excess Cash Flow at the end of such period of four consecutive fiscal quarters, (xii) the amount of cash taxes paid in such period to the extent they exceed the amount of tax expense deducted in determining Consolidated Net Income for such peri od, (xiii) cash expenditures in respect of Swap Contracts during such period to the extent not deducted in arriving at such Consolidated Net Income, and (xiv) any payment of cash to be amortized or expensed over a future period and recorded as a long-term asset (so long as any such amortization or expense in such future period is added back to Excess Cash Flow in such future period). Notwithstanding anything in the definition of any term used in the defmition of “Excess Cash Flow” to the contrary, all components of Excess Cash Flow shall be computed for the Borrower and its Restricted Subsidiaries on a consolidated basis. “Excess Cash Flow Period” means each fiscal year of the Borrower commencing with and in cluding the fiscal year ending March 31, 2013 but in all cases for purposes of calculating the Cumulative Retained Excess Cash Flow Amount shall only include such fiscal years for which financial statements and a Compliance Certificate have been delivered in accordance with Sections 6.01(a) and 6.02(a) and for -29-

which any prepayments required by Section 2.05(b)(i) (if any) have been made (it being understood that the Retained Percentage of Excess Cash Flow for any Excess Cash Flow Period shall be included in the Cumulative Retained Excess Cash Flow Amount regardless of whether a prepayment is required by Sec tion 2.05(b)(i)). “Exchange Act” means the Securities Exchange Act of 1934, as amended. “Exchanged Term B Loans” means each Term B Loan (or portion thereof) as to which the Lender thereof has consented pursuant to a Consent (as defined in Amendment No. 1) to exchange into a Term B-i Loan via cashless settlement and the Arrangers have allocated into a Term B-i Loan. The ag gregate principal amount of Exchanged Term B Loans on the Amendment No. 1 Effective Date is $389,270,635.03. -“Excluded Assets” means (i) any fee owned real property (other than Material Real Properties) and any leasehold rights and interests in real property (including landlord waivers, estoppels and collat eral access letters), (ii) motor vehicles and other assets subject to certificates of title, (iii) commercial tort claims, (iv) licenses, state or local franchises, charters and authorizations and any other property and as sets to the extent that the Administrative Agent may not validly possess a security interest therein under applicable Laws (including, without limitation, rules and regulations of any Governmental Authority or agency) or the pledge or creation of a security interest in which would require governmental consent, ap proval, license or authorization, other than to the extent such prohibition or limitation is rendered ineffec tive under the UCC or other applicable Law notwithstanding such prohibition, (v) any particular asset or right under contract, if the pledge thereof or the security interest therein (A) is prohibited by applicable Law other than to the extent such prohibition is rendered ineffective under the UCC or other applicable Law notwithstanding such prohibition or (B) to the extent and for as long as it would violate the terms of any written agreement, license or lease with respect to such asset (in each case, after giving effect to the relevant provisions of the UCC or other applicable Laws) or would give rise to a termination right pursu ant to any “change of control” or other similar provision under such written agreement, license or lease (except to the extent such provision is overridden by the UCC or other applicable Laws), in each case, (a) excluding any such written agreement that relates to Credit Agreement Refinancing Indebtedness or Per mitted Ratio Debt and (b) only to the extent that such limitation on such pledge or security interest is oth erwise permitted under Section 7.09, (vi) Margin Stock and Equity Interests in any Person other than wholly owned Restricted Subsidiaries (but excluding Excluded Pledged Subsidiaries and Subsidiaries that are not Material Subsidiaries), (vii) any permitted agreement, lease, license or property subject to a pur chase money security interest or other similar arrangement to the extent the pledges thereof and security interests therein are prohibited by such permitted agreement, lease, license or purchase money arrange ment, other than proceeds and receivables thereof, except to the extent the pledge of such permitted agreement, lease, license or property is expressly deemed effective under the Uniform Commercial Code or other applicable Law or principle of equity notwithstanding such prohibition, (viii) the creation or per fection of pledges ot or security interests in, any property or assets that would result in material adverse tax consequences to Holdings, the Borrower or any of its Restricted Subsidiaries, as reasonably deter mined by the Borrower in consultation with the Administrative Agent, (ix) letter of credit rights, except to the extent constituting support obligations for other Collateral as to which perfection of the security inter est in such other Collateral is accomplished solely by the filing of a UCC financing statement (it being understood that no actions shall be required to perfect a security interest in letter of credit rights, other than the filing of a UCC financing statement),( x) cash and Cash Equivalents (other than (A) proceeds of Collateral as to which perfection of the security interest in such proceeds is accomplished solely by the filing of a UCC financing statement and (B) as set forth in the second succeeding parenthetical phrase), deposit and other bank and securities accounts (including securities entitlements and related assets) (in each case, other than the Blocked Accounts (as defined in the Security Agreement) or other accounts sub -30-

ject to a control agreement in accordance with Section 3.03(g) of the Security Agreement and proceeds of Collateral held in such accounts) and any other assets requiring perfection through control agreements or by “control” (other than in respect of certificated Equity Interests in the Borrower and in wholly owned Restricted Subsidiaries that are Material Subsidiaries, which Equity Interests are otherwise required to be pledged), (xi) any intent-to-use trademark application prior to the filing of a “Statement of Use” or “Amendment to Allege Use” with respect thereto, to the extent, if any, that, and solely during the period, if any, in which the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark application under applicable federal Law and (xii. (10 the Bonine Assets (as de fined in the FTC Order and xiii particular assets if and for so long as, in the reasonable judgment of the Administrative Agent in consultation with the Borrower, the cost of creating or perfecting such pledges or security interests in such assets or obtaining title insurance, surveys, abstracts or appraisals in respect of such assets exceed the practical benefits to be obtained by the Lenders therefrom; provided, however, that Excluded Assets shall not include any Proceeds, substitutions or replacements of any Excluded Assets referred to in clause (i) through (xi _) (unless such Proceeds, substitutions or replacements would inde pendently constitute Excluded Assets referred to in clauses (i) through (xii )). Notwithstanding the forego ing, in no event shall any asset securing any Indebtedness incurred pursuant to Section 7.03(r) or 7.03(s) be an Excluded Asset. “Excluded Contribution” means the amount of capital contributions to the Borrower or net pro ceeds from the sale or issuance of Qualified Equity Interests of the Borrower (or issuances of debt securi ties that have been converted into or exchanged for any such Equity Interests) (other than any amount designated as a Cure Amount or used for Equity Funded Employee Plan Costs) and designated by the Borrower to the Administrative Agent as an Excluded Contribution on the date such capital contributions are made or such Equity Interests are sold or issued. “Excluded Pledged Subsidiary” means (a) any Subsidiary for which the pledge of its Equity In terests is prohibited by applicable Law or by Contractual Obligations (excluding any Contractual Obliga tions that relates to Credit Agreement Refinancing Jndebtedness or Permitted Ratio Debt) existing on the Closing Date (or, in the case of a newly acquired Subsidiary, in existence at the time of acquisition but not entered into in contemplation thereof) or for which governmental (including regulatory) consent, ap proval, license or authorization would be required, (b) any other Subsidiary with respect to which, in the judgment of the Borrower and the Administrative Agent, the burden or cost or other consequences of the pledge of its Equity Interests shall be excessive in view of the benefits to be obtained by the Lenders therefrom, (c) any not-for-profit Subsidiaries, (d) any special purpose securitization vehicle (or similar entity), including any Securitization Subsidiary only to the extent that the pledge of its Equity Interests is prohibited by applicable Law or by Contractual Obligations in connection with a Qualified Securitization Financing and (e) any Subsidiary for which the pledge of its Equity Interests would result in any material adverse tax consequences for Holdings, the Borrower or any of its Restricted Subsidiaries, as reasonably determined by the Borrower, in consultation with the Administrative Agent. Notwithstanding the forego ing, in no event shall any Subsidiary that is an obligor under any Indebtedness incurred pursuant to Sec tion 7.03(r) or 7.03(s) be an Excluded Pledged Subsidiary. “Excluded Subsidiary” means (a) any Subsidiary that is not a wholly owned Subsidiary of the Borrower or a Guarantor, (b) any Subsidiary that is prohibited by applicable Law or by Contractual Obli gations existing on the Closing Date (or, in the case of any newly acquired Subsidiary, in existence at the time of acquisition but not entered into in contemplation thereof) from guaranteeing the Obligations or if guaranteeing the Obligation would require governmental (including regulatory) consent, approval, license or authorization, (c) any other Subsidiary with respect to which, in the judgment of the Borrower and the Administrative Agent, the burden or cost or other consequences of providing a Guarantee of the Obliga tions shall be excessive in view of the benefits to be obtained by the Lenders therefrom, (d) any Foreign -31-

Subsidiary, (e) any non-for-profit Subsidiaries, (f) any Unrestricted Subsidiaries, (g) any special purpose securitization vehicle (or similar entity), including any Securitization Subsidiary, (h) any Subsidiaries that are captive insurance companies, (i) any direct or indirect Domestic Subsidiary that has no material assets other than Equity Interests (including any Indebtedness treated as equity for U.S. federal income tax purposes) of one or more Foreign Subsidiaries that are CFCs, (j) any Domestic Subsidiary that is a direct or indirect Subsidiary of a Foreign Subsidiary that is a CFC and (k) any Subsidiary with respect to which the provision of a Guarantee of the Obligations would result in any material adverse tax consequences for Holdings, the Borrower or any of its Restricted Subsidiaries, as reasonably determined by the Borrower, in consultation with the Administrative Agent . Notwithstanding the foregoing, in no event shall any Subsidiary that is an obligor under any Indebtedness incurred pursuant to Section 7.03(r) or 7.03(s) be an Excluded Subsidiary.

"**Excluded Swap Obligation**" means, with respect to any Loan Party, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Loan Party of, or the grant by such Loan Party of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal or unlawful under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party's failure for any reason to constitute an "eligible contract participant" as defined in the Commodity Exchange Act (for the avoidance of doubt, giving effect to all provisions of the Loan Documents at the time of such Guarantee or the grant of such security interest) at the time the Guarantee of such Loan Party or a grant by such Loan Party of a security interest, would otherwise have become effective with respect to such Swap Obligation but for such Loan Party's failure to constitute an "eligible contract participant" at such time. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes excluded in accordance with the first sentence of this definition.

"**Existing Notes**" means the $250,000,000 in aggregate principal amount of the 8.25% senior notes due 2018 issued pursuant to the Existing Notes Indenture and outstanding on the Closing Date.

"**Existing Notes Indenture**" means the Indenture for the Existing Notes, dated as of March 24, 2010, between the Borrower and U.S. Bank National Association, as trustee, as in effect on the Closing Date and as amended, modified, supplemented, replaced or refinanced to the extent not prohibited by this Agreement.

"**Existing Term Loan Tranche**" has the meaning provided in Section 2.16(a).

"**Extended Term Loans**" has the meaning provided in Section 2.16(a).

"**Extending Term Lender**" has the meaning provided in Section 2.16(c).

"**Extension**" means the establishment of a Term Loan Extension Series by amending a Loan pursuant to Section 2.16 and the applicable Extension Amendment.

"**Extension Amendment**" has the meaning provided in Section 2.16(d).

"**Extension Election**" has the meaning provided in Section 2.16(c).

-32-

“Facility” means the Term B-i Loans. Term B-2 Loans, a given Refinancing Series of Refinanc ing Term Loans, a given Term Loan Extension Series of Extended Term Loans, a given Class of Incre mental Term Loans or any Other Term Loan (or Commitment), as the context may require. “FATCA” means current Sections 1471 through 1474 of the Code and any amended or successor version thereof that is substantively comparable and not materially more onerous to comply with, and any current or future Treasury Regulations or other administrative guidance promulgated thereunder. “Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Busi ness Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to the Administrative Agent on such day on such transactions as determined by the Administrative Agent. “Fee Letter” means the Fee Letter, dated as of December 20, 2011, among Holdings and the Ar rangers. “FIRREA” means the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended. “First Lien Intercreditor Agreement” means an intercreditor agreement substantially in the form of Exhibit K hereto (which agreement in such form or with immaterial changes thereto the Adminis trative Agent is authorized to enter into) together with any material changes thereto in light of prevailing market conditions, which material changes shall be posted to the Lenders not less than five (5) Business Days before execution thereof and, if the Required Lenders shall not have objected to such changes with in five (5) Business Days after posting, then the Required Lenders shall be deemed to have agreed that the Administrative Agent’s entry into such intercreditor agreement (with such changes) is reasonable and to have consented to such intercreditor agreement (with such changes) and to the Administrative Agent’s execution thereof. “Flood Insurance Laws” means, collectively, (i) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (ii) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statue thereto, (iii) the National Flood Insurance Reform Act of 1994 as now or hereafter in effect or any successor statute thereto and (iv) the Flood Insurance Re form Act of 2004 as now or hereafter in effect or any successor statute thereto. “Foreign Disposition” has the meaning set forth in Section 2.05(b)(vii). “Foreign IP Subsidiary” means one or more wholly owned Subsidiaries of any Loan Party (a) that is incorporated in Ireland, Switzerland or otherjurisdictions reasonably acceptable to the Administra tive Agent, (b) whose Equity Interests shall be pledged to the Administrative Agent to the extent required pursuant to Section 6.11 and (c)(i) whose Organization Documents do not prevent or otherwise limit, and whose jurisdiction of organization and applicable Law do not prevent or otherwise limit, the granting of Liens to the Administrative Agent on 65% of the Equity Interests of such wholly owned Subsidiaries, foreclosure under such Liens or any other exercise of remedies similar to the remedies set forth in the Collateral Documents in respect of capital stock and (ii) whose Organization Documents do not prevent -33-

or otherwise limit (except to the extent required by applicable Law), any payment by any wholly owned Subsidiary to any Loan Party (whether directly or indirectly through any wholly owned Subsidiary). “Foreign II’ Transfer” means the transfer to one or more Foreign IP Subsidiaries of (a) any in tellectual property to the extent registered in any jurisdiction other than the United States or any State thereof or the District of Columbia or (b) any unregistered intellectual property and all rights under manu facturing, distribution and other contracts, in each case to the extent such intellectual property and rights are used in or otherwise related to the development, marketing, manufacturing, packaging, handling, dis tribution or sale of products sold only outside of the United States. “Foreign Subsidiary” means any direct or indirect Restricted Subsidiary of the Borrower which is not a Domestic Subsidiary. “FTC Order” means that certain FTC Decision and Order governing the scope, nature and extent and uirements of that certain Asset Purchase A eement dated as of Au t 14 2014 b and between Medtech Products Inc. and the Bu er as defined therein “Fund” means any Person (other than a natural person) that is engaged in malcing, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course. “Funded Debt” means all Indebtedness of the Borrower and the Restricted Subsidiaries for bor rowed money that matures more than one year from the date of its creation or matures within one year from such date that is renewable or extendable, at the option of such Person, to a date more than one year from such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year from such date, including Indebtedness in respect of the Loans. “GAAP” means generally accepted accounting principles in the United States of America, as in effect from time to time; provided, however, that if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occur ring after the Closing Date in GAAP or in the application thereof (including through conforming changes made consistent with IFRS) on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof (including through conforming changes made consistent with IFRS), then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have be come effective until such notice shall have been withdrawn or such provision amended in accordance herewith, provided further that, notwithstanding anything to the contrary contained herein or in the defini tion of”Ca italized Lease” in the event of an chan e in GAAP or in the a lication thereof includin through conforming changes made consistent with WRS) requiring all leases to be capitalized, only those leases assumin for ses hereof that such leases were in existence on the date hereo that would constitute Ca italized Leases in conformit with GAAP on the date hereof shall be considered Ca italized Leases, and al calculations and deliverables under this Agreement or any other Loan Document shall be made or delivered as a licable in accordance therewith. “Governmental Authority” means any nation or government, any state or other political subdi vision thereot any agency, authority, instrumentality, regulatory body, court, administrative tribunal, cen tral bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government. -34-

“Granting Lender” has the meaning specified in Section 10.07(h). “Guarantee” means, as to any Person, without duplication, (a) any obligation, contingent or oth erwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other monetary obligation payable or perfonnable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply flinds for the purchase or payment of) such Indebtedness or oth er monetary obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or monetary other obligation of the payment or performance of such Indebtedness or other monetary obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other monetary obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other monetary obligation of the payment or performance thereof or to protect such obligee against loss in re spect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness or other monetary obligation of any other Person, whether or not such Indebtedness or other monetary obligation is assumed by such Person (or any right, contingent or otherwise, of any holder of such Indebt edness to obtain any such Lien); provided that the term “Guarantee” shall not include endorsements for collection or deposit, in either case in the ordinary course of business, or customary and reasonable in demnity obligations in effect on the Closing Date or entered into in connection with any acquisition or disposition of assets permitted under this Agreement (other than such obligations with respect to Indebt edness). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determina ble amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a correspond ing meaning. “Guaranteed Obligations” has the meaning specified in Section 11.01. “Guarantor” has the meaning set forth in the defmition of “Collateral and Guarantee Require ment” and shall include each Restricted Subsidiary that shall have become a Guarantor pursuant to Sec tion 6.11. For avoidance of doubt, the Borrower in its sole discretion may cause any Restricted Subsidi ary that is not a Guarantor to Guarantee the Obligations by causing such Restricted Subsidiary to execute a joinder to this Agreement in form and substance reasonably satisfactory to the Administrative Agent, and any such Restricted Subsidiary shall be a Guarantor, Loan Party and Subsidiary Guarantor hereunder for all purposes. “Guaranty” means, collectively, the guaranty of the Obligations by the Guarantors pursuant to this Agreement. “Hazardous Materials” means all materials, pollutants, contaminants, chemicals, compounds, constituents, substances or wastes, in any form, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, mold, electromagnetic radio fre quency or microwave emissions that are regulated pursuant to, or which could give rise to liability under, applicable Environmental Law. “Hedge Rank” has the meaning set forth in the definition of Term Loan Secured Hedge Agree ment. “Holdings” has the meaning specified in the introductory paragraph to this Agreement. -35-

“Identified Participating Lenders” has the meaning set forth in Section 2.05(a)(v)(C)(3). “Identified Qualifying Lenders” has the meaning set forth in Section 2.05(a)(v)(D)(3). “IFRS” means international accounting standards as promulgated by the International Account ing Standards Board. “Incremental Amendment” has the meaning set forth in Section 2.14W). “Incremental Commitments” has the meaning set forth in Section 2.14(a). “Incremental Facility Closing Date” has the meaning set forth in Section 2.14(d). “Incremental Lenders” has the meaning set forth in Section 2.14(c). “Incremental Loan” has the meaning set forth in Section 2.14(b). “Incremental Loan Request” has the meaning set forth in Section 2.14(a). “Incremental Term Loan” has the meaning set forth in Section 2.14(b). “Indebtedness” means, as to any Person at a particular time, without duplication, all of the fol lowing: (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments; (b) the maximum amount (after giving effect to any prior drawings or reductions which may have been reimbursed) of all outstanding letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds, perfonnance bonds and simi lar instruments issued or created by or for the account of such Person; (c) net obligations of such Person under any Swap Contract; (d) all obligations of such Person to pay the deferred purchase price of property or services (other than (i) trade accounts and accrued expenses payable in the ordinary course of business, (ii) any earn-out obligation until such obligation is not paid after becoming due and payable and (iii) accruals for payroll and other liabilities accrued in the ordinary course); (e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements and mortgage, industrial revenue bond, industrial development bond and similar financings), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; (f) all Attributable Indebtedness; (g) all obligations of such Person in respect of Disqualified Equity Interests; (h) if and to the extent that the foregoing would constitute indebtedness or a liability in accordance with GAAP; and -36-

(i) to the extent not otherwise included above, all Guarantees of such Person in re spect of any of the foregoing. For all purposes hereof; the Indebtedness of any Person shall (A) include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability com pany) in which such Person is a general partner, except to the extent such Person’s liability for such In debtedness is otherwise limited and only to the extent such Indebtedness would be included in the calcula tion of Consolidated Total Net Debt and (B) in the case of the Borrower and its Subsidiaries, exclude all intercompany Indebtedness having a tenn not exceeding 364 days (inclusive of any roll-over or exten sions of terms) and made in the ordinary course of business. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. The amount of Indebtedness of any Person for purposes of clause (e) shall be deemed to be equal to the lesser of (i) the aggregate unpaid amount of such Indebtedness and (ii) the fair market value of the proper ty encumbered thereby as determined by such Person in good faith. “Indemnified Liabilities” has the meaning set forth in Section 10.05. “Indemnified Taxes” means, with respect to any Agent or any Lender, all Taxes other than (i) any Taxes imposed on or measured by its net income, however denominated, and franchise (and simi lar) Taxes imposed on it in lieu of net income Taxes, imposed by a jurisdiction as a result of such recipi ent being organized in or having its principal office or applicable lending office in such jurisdiction, or as a result of any other connection between such Lender or Agent and such jurisdiction other than any con nections arising solely from executing, delivering, being a party to, engaging in any transactions pursuant to, performing its obligations under, receiving payments under, and/or enforcing, any Loan Document, (ii) any Taxes (other than Taxes described in clause (i) above) imposed by a jurisdiction as a result of such recipient being organized in or having its principal office or applicable lending office in such jurisdiction, or as a result of any other connection between such Lender or Agent and such jurisdiction other than any connections arising solely from executing, delivering, being a party to, engaging in any transactions pur suant to, performing its obligations under, receiving payments under, and/or enforcing, any Loan Docu ment, (iii) any Taxes attributable to the failure of such Agent or Lender to deliver the documentation re quired to be delivered pursuant to Section 3.01(d), (iv) any branch profits Taxes imposed by the United States under Section 884(a) of the Code, or any similar Tax, imposed by any jurisdiction described in clause (ii), (v) in the case of a Lender (other than an assignee pursuant to a request by Borrower under Section 3.07(a)), any U.S. federal withholding Tax that is imposed pursuant to any Law in effect at the time the Lender becomes a party to this Agreement, or designates a new Lending Office, except to the extent such Lender (or its assignor, if any) was entitled, immediately prior to the time of designation of a new Lending Office (or assignment), to receive additional amounts or indemnification payments from the Borrower or Guarantor with respect to such withholding Tax pursuant to Section 3.01, and (vi) any U.S. federal taxes imposed under FATCA. “Indemnitees” has the meaning set forth in Section 10.05. “Independent Financial Advisor” means an accounting, appraisal, investment banking firm or consultant of nationally recognized standing that is, in the good faith judgment of the Borrower, qualified to perform the task for which it has been engaged and that is independent of the Borrower and its Affili ates. “Information” has the meaning set forth in Section 10.08. “Insight” means Insight Pharmaceut cals Corporation. -37-

“Insight Acquisition” means the acciuisit on of the Business (as defined in the Insight Acquisi tion A eement as in effec on A HI 25 2014 ursuant to the terms of the Insi ht Ac uisition A - ment’). “Insight Acquisition Agreement’ means that certain Stock Purchase Agreement, dated as of A HI 25 2014 as amende su lemented or modified from time to time b and amon Medtech Prod ucts Inc. Insi ht and the other ies listed o the si ature es thereto. “Intellectual Property Security Agreement” has the meaning set forth in the Security Agree ment. “Intercompany Note” means a promissory note substantially in the form of Exhibit 0. “Intercreditor Agreements” means the ABL lntercreditor Agreement, the First Lien Jntercredi tor Agreement, the Junior Lien Intercreditor Agreement and the Replacement Intercreditor Agreement, collectively, in each case to the extent in effect. “Interest Payment Date” means, (a) as to any Eurocurrency Rate Loan, the last day of each In terest Period applicable to such Loan and the Maturity Date of the Facility under which such Loan was made; provided that if any Interest Period for a Eurocurrency Rate Loan exceeds three months, the re spective dates that fall every three months after the beginning of such Interest Period shall also be Interest Payment Dates and (b) as to any Base Rate Loan, the last Business Day of each March, June, September and December and the Maturity Date of the Facility under which such Loan was made. “Interest Period” means, as to each Eurocurrency Rate Loan, the period commencing on the date such Eurocurrency Rate Loan is disbursed or converted to or continued as a Eurocurrency Rate Loan and ending on the date one, two, three or six months thereafter or, to the extent agreed by each Lender of such Eurocurrency Rate Loan, nine or twelve months or less than one month thereafter, as selected by the Bor rower in its Committed Loan Notice; provided that: (i)any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in another cal endar month, in which case such Interest Period shall end on the next preceding Business Day; (ii)any Interest Period (other than an Interest Period having a duration of less than one month) that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and (iii) no Interest Period shall extend beyond the applicable Maturity Date. “Internally Generated Cash” means, with respect to any Person, cash funds of such Person and its Restricted Subsidiaries not constituting (x) proceeds of the issuance of (or contributions in respect of) Equity Interests of such Person, (y) proceeds of the incurrence of Indebtedness (other than extensions of credit under the ABL Facility or any other revolving credit or similar facility) by such Person or any of its Restricted Subsidiaries or (z) proceeds of Dispositions and Casualty Events. “Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests or debt or other se curities of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of In- -38-

debtedness of, or purchase or other acquisition of any other debt or equity participation or interest in, an other Person, including any partnership or joint venture interest in such other Person (excluding, in the case of the Borrower and its Subsidiaries, intercompany loans, advances, or Indebtedness having a term not exceeding 364 days (inclusive of any roll-over or extensions of terms) and made in the ordinary course of business) or (c) the purchase or other acquisition (in one transaction or a series of transactions) of all or substantially all of the property and assets or business of another Person or assets constituting a business unit, line of business or division of such Person. For purposes of covenant compliance, the amount of any Investment at any time shall be the amount actually invested (measured at the time made), without adjustment for subsequent increases or decreases in the value of such Investment, less any Re turns to the Borrower or a Restricted Subsidiary in respect of such Investment. “IP Rights” has the meaning set forth in Section 5.15. “Junior Financing” has the meaning set forth in Section 7.13(a). “Junior Financing Documentation” means any documentation governing any Junior Financing. “Junior Lien Intercreditor Agreement” means an intercreditor agreement substantially in the form of Exhibit J hereto (which agreement in such form or with immaterial changes thereto the Adminis trative Agent is authorized to enter into) together with any material changes thereto in light of prevailing market conditions, which material changes shall be posted to the Lenders not less than five (5) Business Days before execution thereof and, if the Required Lenders shall not have objected to such changes with in five (5) Business Days after posting, then the Required Lenders shall be deemed to have agreed that the Administrative Agent’s entry into such intercreditor agreement (with such changes) is reasonable and to have consented to such intercreditor agreement (with such changes) and to the Administrative Agent’s execution thereof. “Latest Maturity Date” means, at any date of determination, the latest Maturity Date applicable to any Loan or Commitment hereunder at such time, including the latest maturity date of any Refinancing Term Loan, any Refinancing Term Commitment, any Extended Term Loan or any Incremental Term Loans, in each case as extended in accordance with this Agreement from time to time. “Laws” means, collectively, all international, foreign, Federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authori ty. “Lender” has the meaning specified in the introductory paragraph to this Agreement and their re spective successors and assigns as permitted hereunder, each of which is referred to herein as a “Lender.” “Lending Office” means, as to any Lender, such office or offices as a Lender may from time to time notif~’ the Borrower and the Administrative Agent. “Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encum brance, lien (statutory or other), charge, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to Real Property, and any Capital ized Lease having substantially the same economic effect as any of the foregoing). -39-

“Limited Originator Recourse” means a letter of credit, cash collateral account or other such credit enhancement issued in connection with the incurrence of Indebtedness by a Securitization Subsidi ary under a Qualified Securitization Financing. “Loan” means an extension of credit under Article II by a Lender to the Borrower in the form of a Term Loan. “Loan Documents” means, collectively, (i) this Agreement, (ii) the Term Notes, (iii) the Collat eral Documents, (iv) any Refinancing Amendment, Incremental Amendment or Extension Amendment, (v) the Confidential Disclosure Letter and (vi) amendments and joinders to this Agreement. “Loan Parties” means, collectively, the Borrower and each Guarantor. “London Banking Day” means any day on which dealings in Dollar deposits are conducted by and between banks in the London interbank eurodollar market. “Margin Stock” shall have the meaning assigned to such term in Regulation U of the Board of Governors of the United States Federal Reserve System, or any successor thereto. “Master Agreement” has the meaning specified in the definition of “Swap Contract.” “Material Adverse Effect” means a (a) material adverse effect on the business, operations, assets or financial condition of the Borrower and its Restricted Subsidiaries, taken as a whole; (b) material ad verse effect on the ability of the Loan Parties (taken as a whole) to fully and timely perform any of their payment obligations under any Loan Document to which the Borrower or any of the Loan Parties is a par ty; or (c) material adverse effect on the rights and remedies available to the Lenders or the Administrative Agent under any Loan Document. “Material Domestic Subsidiary” means, at any date of determination, each of the Borrower’s Domestic Subsidiaries (a) whose total assets at the last day of the most recent Test Period were equal to or greater than 2.5% of Total Assets at such date or (b) whose gross revenues for such Test Period were equal to or greater than 2.5% of the consolidated gross revenues of the Borrower and the Restricted Sub sidiaries for such period, in each case determined in accordance with GAAP; provided that it at any time and from time to time after the Closing Date, Domestic Subsidiaries that are not Guarantors solely be cause they do not meet the thresholds set forth in clauses (a) or (b) comprise in the aggregate more than 5.0% of Total Assets as of the end of the most recently ended fiscal quarter of the Borrower for which financial statements have been delivered pursuant to Section 6.01 or more than 5.0% of the consolidated gross revenues of the Borrower and the Restricted Subsidiaries for such Test Period, then the Borrower shall, not later than forty-five (45) days after the date by which financial statements for such quarter or Test Period are required to be delivered pursuant to this Agreement (or such longer period as the Admin istrative Agent may agree in its reasonable discretion), (i) designate in writing to the Administrative Agent one or more of such Domestic Subsidiaries as “Material Domestic Subsidiaries” to the extent re quired such that the foregoing condition ceases to be true and (ii) comply with the provisions of Sec tion 6.11 applicable to such Subsidiary. “Material Foreign Subsidiary” means, at any date of determination, each of the Borrower’s Foreign Subsidiaries (a) whose total assets at the last day of the most recent Test Period were equal to or greater than 2.5% of Total Assets at such date or (b) whose gross revenues for such Test Period were equal to or greater than 2.5% of the consolidated gross revenues of the Borrower and the Restricted Sub sidiaries for such period, in each case determined in accordance with GAAP; provided that it at any time -40-

and from time to time after the Closing Date, Foreign Subsidiaries not meeting the thresholds set forth in clauses (a) or (b) comprise in the aggregate more than 5.000 of Total Assets as of the end of the most re cently ended fiscal quarter of the Borrower for which financial statements have been delivered pursuant to Section 6.01 or more than 5.00o of the consolidated gross revenues of the Borrower and the Restricted Subsidiaries for such Test Period, then the Borrower shall, not later than forty-five (45) days after the date by which fmancial statements for such quarter or Test Period are required to be delivered pursuant to this Agreement (or such longer period as the Administrative Agent may agree in its reasonable discretion), (i) designate in writing to the Administrative Agent one or more of such Foreign Subsidiaries as “Material Foreign Subsidiaries” to the extent required such that the foregoing condition ceases to be true and (ii) comply with the provisions of the defmition of “Collateral and Guarantee Requirement.” “Material Real Property” means any fee-owned real property located in the United States that is owned by any Loan Party and that has a fair market value in excess of $5,000,000 (at the Closing Date or, with respect to real property acquired after the Closing Date, at the time of acquisition, in each case, as reasonably estimated by the Borrower in good faith). “Material Subsidiary” means any Material Domestic Subsidiary or any Material Foreign Sub sidiary. “Maturity Date” means (i) with respect to the Term B-I Loans, the seventh anniversary of the Closing Date; (ii) with respect to the Term B-2 Loans the seventh annivers of the Amendment No. 2 Effective Date iii with res t to any tranche of Extended Term Loans, the final maturity date as speci fied in the applicable Term Loan Extension Request accepted by the respective Lender or Lenders, (miv) with respect to any Other Term Loans, the final maturity date as specified in the applicable Refinancing Amendment and (wv) with respect to any Incremental Loans, the final maturity date as specified in the applicable Incremental Amendment; provided that, in each case, if such day is not a Business Day, the Maturity Date shall be the Business Day immediately succeeding such day. “Maximum ABL Facility Amount” means ,000,000. “Maximum Rate” has the meaning specified in Section 10.10. “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto. “Mortgage Policies” has the meaning specified in the defmition of “Collateral and Guarantee Requirement.” “Mortgaged Properties” has the meaning specified in the definition of “Collateral and Guaran tee Requirement.” “Mortgages” means collectively, the deeds of trust, trust deeds, hypothecs and mortgages made by the Loan Parties in favor or for the benefit of the Administrative Agent on behalf of the Secured Par ties creating and evidencing a Lien on a Mortgaged Property in form and substance reasonably satisfacto ryto the Administrative Agent, and any other mortgages executed and delivered pursuant to Sections 6.11 and 6.13, in each case, as the same may from time to time be amended, restated, supplemented or other wise modified. “Multiemployer Plan” means any employee benefit plan of the type described in Sec tion 400l(a)(3) of ERISA, to which a Loan Party, any Restricted Subsidiary or any ERISA Affiliate

makes or is obligated to make contributions, or during the preceding six plan years, has made or been ob ligated to make contributions. “Net Proceeds” means: (a) 100% of the cash proceeds actually received by the Borrower or any of the Re stricted Subsidiaries (including any cash payments received by way of deferred payment of prin cipal pursuant to a note or installment receivable or purchase price adjustment receivable or oth erwise and including casualty insurance settlements and condemnation awards, but in each case only as and when received) from any Disposition or Casualty Event, net of (i) attorneys’ fees, ac countants’ fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, transfer taxes, deed or mortgage recording taxes, other customary expenses and brokerage, consultant and other customary fees actually incurred in connection therewith, (ii) the principal amount of any Indebtedness that is secured by a Lien (other than a Lien that ranks pan passu with or subordinated to the Liens securing the Obligations) on the asset subject to such Disposition or Casualty Event and that is required to be repaid in connection with such Disposition or Casualty Event (other than Indebtedness under the Loan Documents), togeth er with any applicable premium, penalty, interest and breakage costs, (Hi) in the case of any Dis position or Casualty Event by a non-wholly owned Restricted Subsidiary, the pro rata portion of the Net Proceeds thereof (calculated without regard to this clause (HO) attributable to minority in terests and not available for distribution to or for the account of the Borrower or a wholly owned Restricted Subsidiary as a result thereof; (iv) taxes paid or reasonably estimated to be payable as a result thereof; and (v) the amount of any reasonable reserve established in accordance with GAAP against any adjustment to the sale price or any liabilities (other than any taxes deducted pursuant to clause (i) above) (x) related to any of the applicable assets and (y) retained by the Borrower or any of the Restricted Subsidiaries including, without limitation, pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations (however, the amount of any subsequent reduction of such reserve (other than in connection with a payment in respect of any such liability) shall be deemed to be Net Proceeds of such Disposition or Casualty Event occurring on the date of such reduction); provided that, subject to the restrictions set forth in Section 7.05(j), if the Borrower shall deliver a certificate of a Responsible Officer of the Borrower to the Administrative Agent promptly follow ing receipt of any such proceeds setting forth the Borrower’s good faith intention to use any por tion of such proceeds to acquire, maintain, develop, construct, improve, upgrade or repair assets useful in the business of the Borrower or its Restricted Subsidiaries or to make Permitted Acqui sitions or any acquisition of all or substantially all the assets of; or all the Equity Interests (other than directors’ qualifying shares) in, a Person or division or line of business of a Person (or any subsequent investment made in a Person, division or line of business previously acquired), in each case within 12 months of such receipt, such portion of such proceeds shall not constitute Net Proceeds except to the extent not, within 12 months of such receipt, so used or contractually committed to be so used (it being understood that if any portion of such proceeds are not so used within such 12 month period but within such 12-month period are contractually committed to be used, then upon the termination of such contract or if such Net Proceeds are not so used within the later of such 12-month period and 180 days from the entry into such contractual commitment, such remaining portion shall constitute Net Proceeds as of the date of such termination or expiry without giving effect to this proviso);provided,further, that no proceeds realized in a single transaction or series of related transactions shall constitute Net Proceeds unless (x) such proceeds shall exceed $4-0l5,000,000 or (y) the aggregate net proceeds exceeds $2030,000,000 in any fis cal year (and thereafier only net cash proceeds in excess of such amount shall constitute Net Pro ceeds under this clause (a)), and -42-

(b) 10000 of the cash proceeds from the incurrence, issuance or sale by the Borrower or any of the Restricted Subsidiaries of any Indebtedness, net of all taxes paid or reasonably esti mated to be payable as a result thereof and fees (including investment banking fees and dis counts), commissions, costs and other expenses, in each case incurred in connection with such is suance or sale. For purposes of calculating the amount of Net Proceeds, fees, commissions and other costs and expenses payable to the Borrower shall be disregarded. “Nominal Shares” means (a) for any Foreign Subsidiary, nominal issuances of Equity Interests in an aggregate amount not to exceed 0.5° 0 of the Equity Interests of such Foreign Subsidiary on a fully- diluted basis and (b) in any case, director’s qualifying shares, in each case to the extent such issuances are required by applicable Law. “Non-Consenting Lender” has the meaning set forth in Section 3.07(d). “Non-Exchanged Term B Loan” means each Term B Loan (or portion thereof) other than an Exchanged Term B Loan. The aggregate principal amount of Non-Exchanged Term B Loans on the Amendment No. 1 Effective Date is $65,229,364.97. “Notice of Intent to Cure” has the meaning set forth in Section 8.04. “Obligations” means all (x) advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party and its Restricted Subsidiaries arising under any Loan Document or otherwise with respect to any Loan, whether direct or indirect (including those acquired by assumption), absolute or con tingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or Restricted Subsidiary of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding and (y) obligations of any Subsidiary arising un der any Term Loan Secured Hedge Agreement. Without limiting the generality of the foregoing, the Ob ligations of the Loan Parties under the Loan Documents (and of their Restricted Subsidiaries to the extent they have obligations under the Loan Documents) include (a) the obligation (including guarantee obliga tions) to pay principal, interest, reimbursement obligations, charges, expenses, fees, Attorney Costs, in demnities and other amounts payable by any Loan Party under any Loan Document and (b) the obligation of any Loan Party to reimburse any amount in respect of any of the foregoing that any Lender, in its sole discretion, may elect to pay or advance on behalf of such Loan Party. Notwithstandin an hin herein to the contrary, no circumstances shall Excluded Swap Obligations constitute Obligations. “Offered Amount” has the meaning set forth in Section 2.05(a)(v)(D)(l). “Offered Discount” has the meaning set forth in Section 2.05(a)(v)(D)(1). “OLD” means original issue discount. “Organization Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of for mation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of for mation or organization and any agreement, instrument, filing or notice with respect thereto filed in con- -43-

nection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity. “Other Taxes” has the meaning specified in Section 3.01(b). “Other Term Loan Commitments” shall mean one or more Classes of term loan commitments hereunder that result from a Refinancing Amendment. “Other Term Loans” shall mean one or more Classes of Term Loans that result from a Refi nancing Amendment. “Outstanding Amount” means the outstanding principal amount of Term Loans after giving ef fect to any borrowings and prepayments or repayments of Term Loans occurring on such date. “Overnight Rate” means, for any day, the greater of the Federal Funds Rate and an overnight rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. “Pan Passu Obligations” has the meaning set forth in the Security Agreement. “Participant” has the meaning specified in Section 10.07(e). “Participant Register” has the meaning specified in Section 10.07(e). “Participating Lender” has the meaning set forth in Section 2.05(a)(v)(C)(2). “PBGC” means the Pension Benefit Guaranty Corporation. “Pension Plan” means any “employee pension benefit plan” (as such term is defined in Sec tion 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is spon sored or maintained by any Loan Party or any ERISA Affiliate or to which any Loan Party or any ERISA Affiliate contributes or has an obligation to contribute, or in the case of a multiple employer or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately pre ceding five (5) plan years. “Perfection Certificate” means a certificate in the form of Exhibit II to the Security Agreement or any other form reasonably approved by the Administrative Agent, as the same shall be supplemented from time to time. “Permitted Acquisition” has the meaning set forth in Section 7.02(i). “Permitted First Priority Refinancing Debt” shall mean any secured Indebtedness (including any Registered Equivalent Notes) incurred by the Borrower in the form of one or more series of senior secured notes or loans; provided that (i) such Indebtedness is secured by the Collateral on a pan passu basis (but without regard to the control of remedies) with the Obligations and is not secured by any prop erty or assets of Holdings, the Borrower or any Restricted Subsidiary other than the Collateral, (ii) notwithstanding anything contained in Section 7.03(c), such Indebtedness is not at any time guaran teed by any Subsidiaries other than Subsidiaries that are Guarantors, (iii) such Indebtedness does not ma ture or have scheduled amortization or payments of principal (other than customary offers to repurchase -44-

upon a change of control, asset sale or event of loss and a customary acceleration right after an event of default) prior to the date that is the Latest Maturity Date of any Loan outstanding at the time such Indebt edness is incurred or issued, (iv) the security agreements relating to such Indebtedness are substantially the same as or more favorable to the Loan Parties than the Collateral Documents (with such differences as are reasonably satisfactory to the Administrative Agent) and (v) a Senior Representative acting on behalf of the holders of such Indebtedness shall have become party to or otherwise subject to the provisions of (I) the ABL Intercreditor Agreement and (II) a First Lien Intercreditor Agreement; provided that if such Indebtedness is the initial Permitted First Priority Refmancing Debt incurred by the Borrower, then the Borrower, Holdings, the Subsidiary Guarantors, the Administrative Agent and the Senior Representative for such Indebtedness shall have executed and delivered a First Lien lntercreditor Agreement. Permitted First Priority Refinancing Debt will include any Registered Equivalent Notes issued in exchange therefor. “Permitted Junior Priority Refinancing Debt” means secured Indebtedness (including any Registered Equivalent Notes) incurred by the Borrower in the form of one or more series of second lien (or other junior lien) secured notes or second lien (or other junior lien) secured loans; provided that (i) such Indebtedness is secured by the Collateral on a second priority (or other junior priority) basis to the liens securing the Obligations and the obligations in respect of any Permitted First Priority Refinancing Debt and is not secured by any property or assets of Holdings, the Borrower or any Restricted Subsidiary other than the Collateral, (ii) such Indebtedness may be secured by a Lien on the Collateral that is junior to the Liens securing the Obligations and the obligations in respect of any Permitted First Priority Refi nancing Debt, notwithstanding any provision to the contrary contained in the definition of “Credit Agreement Refinancing Indebtedness,” (iii) a Senior Representative acting on behalf of the holders of such Indebtedness shall have become party to or otherwise subject to the provisions of (I) the ABL Inter- creditor Agreement and (II) a Junior Lien Intercreditor Agreement; provided that if such Indebtedness is the initial Permitted Junior Priority Refinancing Debt incurred by the Borrower, then Holdings, the Bor rower, the Subsidiary Guarantors, the Administrative Agent and the Senior Representative for such In debtedness shall have executed and delivered a Junior Lien Intercreditor Agreement and (iv) such In debtedness meets the Permitted Other Debt Conditions. Permitted Junior Priority Refinancing Debt will include any Registered Equivalent Notes issued in exchange therefor. “Permitted Other Debt Conditions” means that such applicable debt (i) does not mature or have scheduled amortization payments of principal or payments of principal and is not subject to mandatory redemption, repurchase, prepayment or sinking fund obligations (except customary asset sale or change of control provisions that provide for the prior repayment in full of the Loans and all other Obligations), in each case prior to the Latest Maturity Date at the time such Indebtedness is incurred, (ii) notwithstanding anything contained in Section 7.03(c), is not at any time guaranteed by any Subsidiaries other than Sub sidiaries that are Guarantors, and (iii) to the extent secured, the security agreements relating to such In debtedness are substantially the same as or more favorable to the Loan Parties than the Collateral Docu ments (with such differences as are reasonably satisfactory to the Administrative Agent). “Permitted Ratio Debt” means Indebtedness of the Borrower or any Restricted Subsidiary, pro vided that immediately after giving Pro Forma Effect thereto and to the use of the proceeds thereof, (i) no Event of Default shall be continuing or result therefrom, (ii) the Borrower and the Restricted Subsidiaries will be in Pro Forma Compliance with the covenants set forth in Section 7.11, (iii) the Total Leverage Ratio is no greater than 5.2~85: 1.00, (iv) if such Indebtedness is secured, the aggregate principal amount of such Indebtedness incurred after the Amendment No 2 Effective Date shall not exceed $2 0,000,000 minus the aggregate amount of all Incremental Term Loans incurred pursuant to Section 2.1 4(d)(v)(A) minus the aggregate amount of incremental commitments that shall have become effective under the ABL Facility after the Amendment No. 2 Effective Date, (v) such Indebtedness does not mature prior to the date that is ninety-one (91) days after the Latest Maturity Date at the time such Indebtedness is in- -45-

curred, (vi) if such Indebtedness is incurred or guaranteed on a secured basis by a Loan Party, such Indebtedness shall be in the form of debt securities or Indebtedness that is not a credit facility that could have been incurred as an Incremental Term Loan, (vii) such Indebtedness shall have terms and conditions (other than pricing, rate floors, discounts, fees, premiums and optional prepayment or redemption provisions) that are not materially less favorable (when taken as a whole) to the Borrower than the terms and conditions of the Loan Documents (when taken as a whole), (viii) if such Indebtedness is incurred or guaranteed on a secured basis by a Loan Party, such Indebtedness is subject to the Intercreditor Agreements referred to in Section 7.01(cc) and (ix) any such Indebtedness incurred or guaranteed by a Restricted Subsidiary that is not a Loan Party, together with any Indebtedness incurred or guaranteed by a Restricted Subsidiary that is not a Loan Party pursuant to Section 7.03(g), does not exceed in the aggregate at any time outstanding the greater of $~~35~~<u>50</u>,000,000 and 2.00% of Total Assets, in each case determined at the time of incurrence; *provided* that a certificate of the Borrower as to the satisfaction of the conditions described in clause (vii) above delivered at least five (5) Business Days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of documentation relating thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirements of such clause (vii), shall be conclusive unless the Administrative Agent notifies the Borrower within such five (5) Business Day period that it disagrees with such determination (including a description of the basis upon which it disagrees).

"**Permitted Refinancing**" means, with respect to any Person, any modification, refinancing, refunding, renewal, replacement or extension of any Indebtedness of such Person; *provided* that (a) the principal amount (or accreted value, if applicable) thereof does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so modified, refinanced, refunded, renewed, replaced or extended except by an amount equal to unpaid accrued interest and premium thereon plus other amounts owing or paid related to such Indebtedness, and fees and expenses reasonably incurred, in connection with such modification, refinancing, refunding, renewal, replacement or extension and by an amount equal to any existing commitments unutilized thereunder, (b) other than with respect to a Permitted Refinancing in respect of Indebtedness permitted pursuant to Section 7.03(e), such modification, refinancing, refunding, renewal, replacement or extension has a final maturity date equal to or later than the final maturity date of, and has a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of, the Indebtedness being modified, refinanced, refunded, renewed, replaced or extended, (c) other than with respect to a Permitted Refinancing in respect of Indebtedness permitted pursuant to Sections 7.03(e) or (f), at the time thereof, no Event of Default shall have occurred and be continuing, (d) if such Indebtedness being modified, refinanced, refunded, renewed, replaced or extended is subordinated in right of payment to the Obligations, to the extent such Indebtedness being modified, refinanced, refunded, renewed, replaced or extended is subordinated in right of payment to the Obligations, such modification, refinancing, refunding, renewal, replacement or extension is subordinated in right of payment to the Obligations on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being modified, refinanced, refunded, renewed, replaced or extended and (e) notwithstanding anything contained in Section 7.03(c), such modification, refinancing, refunding, renewal, replacement or extension is incurred by one or more Persons who is an obligor of the Indebtedness being modified, refinanced, refunded, renewed, replaced or extended.

"**Permitted Unsecured Refinancing Debt**" means unsecured Indebtedness (including any Registered Equivalent Notes) incurred by the Borrower in the form of one or more series of senior unsecured notes or loans; *provided* that (i) such Indebtedness constitutes Credit Agreement Refinancing Indebtedness and (ii) meets the Permitted Other Debt Conditions.

"**Person**" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

-46-

“Plan” means any “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) es tablished or maintained by any Loan Party or any Restricted Subsidiary or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any ERISA Affiliate. “Platform” has the meaning set forth in Section 6.0 1(d). “Pledged Debt” has the meaning set forth in the Security Agreement. “Pledged Equity” has the meaning set forth in the Security Agreement. “Proceeding” has the meaning set forth in Section 10.05. “Proceeds” has the meaning set forth in Section 9-1 02(a)(64) of the UCC. “Pro Forma Balance Sheet” has the meaning set forth in Section 5.05(c). “Pro Forma Basis” and “Pro Forma Effect” means, with respect to compliance with any test or covenant or calculation of any ratio hereunder, the determination or calculation of such test, covenant or ratio (including in connection with Specified Transactions) in accordance with Section 1.09. “Pro Forma Compliance” means, with respect to the covenants in Section 7.11, compliance on a Pro Forma Basis with such covenants in accordance with Section 1.09. “Pro Forma Financial Statements” has the meaning set forth in Section 5.05(c). “Pro Rata Share” means, with respect to each Lender, at any time a fraction (expressed as a per centage, carried out to the ninth decimal place), the numerator of which is the amount of the Commit ments and, if applicable and without duplication, Term Loans of such Lender under the applicable Facili ty or Facilities at such time and the denominator of which is the amount of the Aggregate Commitments under the applicable Facility or Facilities and, if applicable and without duplication, Term Loans under the applicable Facility or Facilities at such time. “Projections” has the meaning set forth in Section 6.01(c). “Public Lender” has the meaning set forth in Section 6.01(d). ualified ECP Guarantor” means in res ed of an Swa Oh i aton each Loan Part with total assets exceeding $lO.000,000 or that Qualifies at the time the relevant Guarantee or grant of the rele van securit interest becomes effective with re t to such Swa Obh aflon or such other rson as cons itutes an “eligible contract participant” under the Commodity Exchange Act or any regu ations romul ated thereunder and can cause another rson to uali as an “eli ible contract artici ant” at s ch time under la 18 A v I of the Commodit Exchan e Act “Qualified Equity Interests” means any Equity Interests that are not Disqualified Equity Inter ests. “Qualified Securitization Financing” means any Securitization Financing of a Securitization Subsidiary that meets the following conditions: (a) such Qualified Securitization Financing (including financing terms, covenants, termination events and other provisions) is in the aggregate economically fair and reasonable to the Borrower and the Securitization Subsidiary, (b) all sales and/or contributions of Se- -47-

curitization Assets and related assets to the Securitization Subsidiary are made at fair market value and (c) the financing terms, covenants, termination events and other provisions thereof, including any Standard Securitization Undertakings, shall be market terms. The grant of a security interest in any Securitization Assets of the Borrower or any of the Restricted Subsidiaries (other than a Securitization Subsidiary) to secure Indebtedness under this Agreement prior to engaging in any Securitization Financing shall not be deemed a Qualified Securitization Financing. “Qualifying Lender” has the meaning set forth in Section 2.05(a)(v)(D)(3). “Real Property” means, collectively, all right, title and interest (including any leasehold, mineral or other estate) in and to any and all parcels of or interests in real property owned, leased or otherwise held by any Person, whether by lease, license or other means, together with, in each case, all easements, hereditaments and appurtenances relating thereto, all improvements and appurtenant fixtures and equip ment, all general intangibles and contract rights and other property and rights incidental to the ownership, lease or operation thereof. “Refinanced Debt” has the meaning set forth in the definition of Credit Agreement Refinancing Indebtedness. “Refinanced Term Loans” has the meaning set forth in Section 10.01. “Refinancing” means the prepayment of all indebtedness under that certain Credit Agreement, dated as of March 24, 2010 (as amended, restated, supplemented, or modified from time to time prior to the Closing Date), among the Borrower, Holdings, Bank of America, N.A., as administrative agent and collateral agent, the lenders party thereto, and the other agents party thereto, shall have been paid in hill, and all commitments, security interests and guaranties in connection therewith shall have been terminated and released. “Refinancing Amendment” means an amendment to this Agreement executed by each of (a) the Borrower, (b) the Administrative Agent, (c) each Additional Refmancing Lender and (d) each Lender that agrees to provide any portion of Refinancing Term Loans in accordance with Section 2.15. “Refinancing Series” means all Refinancing Term Loans or Refinancing Term Commitments that are established pursuant to the same Refmancing Amendment (or any subsequent Refinancing Amendment to the extent such Refmancing Amendment expressly provides that the Refinancing Term Loans or Refinancing Term Commitments provided for therein are intended to be a part of any previously established Refinancing Series) and that provide for the same Effective Yield and amortization schedule. “Refinancing Term Commitments” means one or more term loan commitments hereunder that hind Refinancing Term Loans of the applicable Refinancing Series hereunder pursuant to a Refinancing Amendment. “Refinancing Term Loans” means one or more term loans hereunder that result from a Refi nancing Amendment. “Register” has the meaning set forth in Section 10.07(d). “Registered Equivalent Notes” means, with respect to any notes originally issued in an offering pursuant to Rule l44A under the Securities Act or other private placement transaction under the Securi -48-

ties Act of 1933, substantially identical notes (having the same guarantees) issued in a dollar-for-dollar exchange therefor pursuant to an exchange offer registered with the SEC. “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees and advisors of such Person and of such Person’s Mliii ates. “Release” means any spilling, leaking, seepage, pumping, pouring, emitting, emptying, discharg ing, injecting, escaping, leaching, dumping, disposing, depositing, dispersing or migrating in, into, onto or through the Environment or from or through any facility, property or equipment. “Replacement Intercreditor Agreement” means an intercreditor agreement between the Ad ministrative Agent, the ABL Administrative Agent and the Loan Parties, in form and substance reasona bly satisfactory to the Administrative Agent, entered into at the option of the Borrower which, in the event of a refinancing of the initial ABL Credit Agreement, replaces the ABL Intercreditor Agreement in its entirety and pursuant to which the Liens on the Collateral securing the Obligations are not subordinat ed to any other Liens on any portion of the Collateral. “Replacement Term Loans” has the meaning specified in Section 10.01. “Reportable Event” means any of the events set forth in Section 4043(c) of ERISA or the regu lations issued thereunder, other than events for which the otherwise applicable notice period has been waived by regulation or otherwise by the PBGC. “Repricing Transaction” means the prepayment, refinancing, substitution or replacement of all or a portion of the Term B4Z Loans with the incurrence by Holdings, the Borrower or any Subsidiary of any new or replacement tranche of term loans having an effective yield (with the comparative determinations to be made by the Administrative Agent consistent with generally accepted financial practices, after giving effect to, among other factors, margin, interest rate floors, upfront or similar fees or original issue discount shared with all providers of such financing, but excluding the effect of any arrangement, structuring, syndication or other fees payable in connection therewith that are not shared with all providers of such fmancing, and without taking into account any fluctuations in the Eurocurrency Rate (other than due to the last proviso of the definition thereof)) that is less than the effective yield (as determined by the Administrative Agent on the same basis) of such Term B 1 Loano2 so repaid, refinanced, substituted or replaced (excluding any new or replacement term loans incurred in connection with a Change of Control), including without limitation, as may be effected through any amendment to this Agreement relating to the interest rate for, or weighted average yield of; such Term B4~ Loans or the incurrence of any Replacement Term Loans. “Request for Credit Extension” means a Committed Loan Notice. “Required Class Lenders” means, with respect to any Class on any date of determination, Lend ers having more than 50% of the sum of(i) the outstanding Loans under such Class and (ii) the aggregate unused Commitments under such Facility. “Required Facility Lenders” mean, as of any date of determination, with respect to any Facility, Lenders having more than 50% of the sum of (a) the Total Outstandings under such Facility and (b) the aggregate unused Conrmitments under such Facility. -49-

“Required Lenders” means, as of any date of determination, Lenders having more than 50% of the sum of the (a) Total Outstandings and (b) aggregate unused Term Commitments. “Responsible Officer” means the chief executive officer, president, vice president, chief finan cial officer, chief administrative officer, secretary or assistant secretary, treasurer or assistant treasurer or other similar officer of a Loan Party. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corpo rate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. “Restricted Cash” means cash and Cash Equivalents held by Restricted Subsidiaries that is con tractually restricted from being distributed to the Borrower. “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interest of the Borrower or any Restricted Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such Equity Interest, or on account of any return of capital to the Borrower’s or a Restricted Subsidi ary’ s stockholders, partners or members (or the equivalent Persons thereof). “Restricted Subsidiary” means any Subsidiary of Holdings other than an Unrestricted Subsidi ary. “Retained Percentage” means, with respect to any Excess Cash Flow Period (a) 100% minus (b) the Applicable ECF Percentage with respect to such Excess Cash Flow Period. “Returns” means, with respect to any Investment, any dividends, distributions, interest, fees, premium, return of capital, repayment of principal, income, profits (from a Disposition or otherwise) and other amounts received or realized in respect of such Investment. means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and any successor thereto. “Same Day Funds” means immediately available funds. “SEC” means the Securities and Exchange Commission, or any Governmental Authority suc ceeding to any of its principal functions. “Secured Leverage Ratio” means, with respect to any Test Period, the ratio of (a) Consolidated Secured Net Debt as of the last day of such Test Period to (b) Consolidated EBITDA for such Test Peri od. “Secured Parties” means, collectively, the Administrative Agent, the Lenders, the Hedge Banks and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Sec tion 9.05. “Securities Act” means the Securities Act of 1933, as amended. “Securitization Assets” means (a) the accounts receivable subject to a Qualified Securitization Financing and the proceeds thereof and (b) contract rights, lockbox accounts and records with respect to -50-

such accounts receivable and any other assets customarily transferred together with accounts receivable in a securitization fmancing. “Securitization Fees” means distributions or payments made directly or by means of discounts with respect to any participation interest issued or sold in connection with, and other fees and expenses (including reasonable fees and expenses of legal counsel) paid to a Person that is not a Securitization Sub sidiary in connection with any Qualified Securitization Financing. “Securitization Financing” means any transaction or series of transactions that may be entered into by the Borrower or any of its Subsidiaries pursuant to which the Borrower or any of its Subsidiaries may sell, convey or otherwise transfer to (a) a Securitization Subsidiary (in the case of a transfer by the Borrower or any of its Subsidiaries) or (b) any other Person (in the case of a transfer by a Securitization Subsidiary), or may grant a security interest in, any Securitization Assets of the Borrower or any of its Subsidiaries, and any assets related thereto, including all collateral securing such Securitization Assets, all contracts and all guarantees or other obligations in respect of such Securitization Assets, proceeds of such Securitization Assets and other assets that are customarily transferred or in respect of which security in terests are customarily granted in connection with asset securitization transactions involving Securitiza tion Assets. “Securitization Repurchase Obligation” means any obligation of a seller of Securitization As sets in a Qualified Securitization Financing to repurchase Securitization Assets arising as a result of a breach of a Standard Securitization Undertaking, including as a result of a receivable or portion thereof becoming subject to any asserted defense, dispute, offset or counterclaim of any kind as a result of any action taken by, any failure to take action by or any other event relating to the seller. “Securitization Subsidiary” means a wholly owned Subsidiary of the Borrower (or another Per son formed for the purposes of engaging in a Qualified Securitization Financing in which the Borrower or any Subsidiary of the Borrower makes an Investment and to which the Borrower or any Subsidiary of the Borrower transfers Securitization Assets and related assets) that engages in no activities other than in connection with the financing of Securitization Assets of the Borrower or its Subsidiaries, all proceeds thereof and all rights (contingent and other), collateral and other assets relating thereto, and any business or activities incidental or related to such business, and which is designated by the board of directors of the Borrower or such other Person (as provided below) as a Securitization Subsidiary and (a) no portion of the Indebtedness or any other obligations (contingent or otherwise) of which (i) is guaranteed by Hold ings, the Borrower or any other Subsidiary of the Borrower, other than another Securitization Subsidiary (excluding guarantees of obligations (other than the principal of, and interest on, Indebtedness) pursuant to Standard Securitization Undertakings or Limited Originator Recourse), (ii) is recourse to or obligates Holdings, the Borrower or any other Subsidiary of the Borrower, other than another Securitization Sub sidiary, in any way other than pursuant to Standard Securitization Undertakings or Limited Originator Recourse or (iii) subjects any property or asset of Holdings, the Borrower or any other Subsidiary of the Borrower, other than another Securitization Subsidiary, directly or indirectly, contingently or otherwise, to the satisfaction thereot other than pursuant to Standard Securitization Undertakings, (b) with which none of Holdings, the Borrower or any other Subsidiary of the Borrower, other than another Securitiza tion Subsidiary, has any material contract, agreement, arrangement or understanding other than on terms which the Borrower reasonably believes to be no less favorable to Holdings, the Borrower or such Sub sidiary than those that might be obtained at the time from Persons that are not Affiliates of the Borrower and (c) to which none of Holdings, the Borrower or any other Subsidiary of the Borrower, other than an other Securitization Subsidiary, has any obligation to maintain or preserve such entity’s financial condi tion or cause such entity to achieve certain levels of operating results. Any such designation by the board of directors of the Borrower or such other Person shall be evidenced to the Administrative Agent by de -51-

livery to the Administrative Agent of a certified copy of the resolution of the board of directors of the Borrower or such other Person giving effect to such designation and a certificate executed by a Responsible Officer certifying that such designation complied with the foregoing conditions.

"**Security Agreement**" means a Security Agreement substantially in the form of Exhibit F.

"**Security Agreement Supplement**" has the meaning specified in the Security Agreement.

"**Seller**" has the meaning specified in the preliminary statements to this Agreement.

"**Senior Notes**" means the $250,000,000 in aggregate principal amount of the Borrower's 8.125% senior unsecured notes due 2020 and any Registered Equivalent Notes having substantially identical terms and issued pursuant to the Senior Notes Indenture in exchange for the initial, unregistered senior unsecured notes.

"**Senior Notes Indenture**" means the Indenture for the Senior Notes, dated as of January 31, 2012, between the Borrower and U.S. Bank, National Association, as trustee, as the same may be amended, modified, supplemented, replace or refinanced to the extent not prohibited by this Agreement.

"**Senior Representative**" means, with respect to any series of Permitted First Priority Refinancing Debt or Permitted Junior Priority Refinancing Debt, the trustee, administrative agent, collateral agent, security agent or similar agent under the indenture or agreement pursuant to which such Indebtedness is issued, incurred or otherwise obtained, as the case may be, and each of their successors in such capacities.

"**Solicited Discount Proration**" has the meaning set forth in Section 2.05(a)(v)(D)(3).

"**Solicited Discounted Prepayment Amount**" has the meaning set forth in Section 2.05(a)(v)(D)(1).

"**Solicited Discounted Prepayment Notice**" means a written notice of the Borrower of Solicited Discounted Prepayment Offers made pursuant to Section 2.05(a)(v)(D) substantially in the form of Exhibit E-6.

"**Solicited Discounted Prepayment Offer**" means the irrevocable written offer by each Lender, substantially in the form of Exhibit E-7, submitted following the Administrative Agent's receipt of a Solicited Discounted Prepayment Notice.

"**Solicited Discounted Prepayment Response Date**" has the meaning set forth in Section 2.05(a)(v)(D)(1).

"**Solvent**" and "**Solvency**" mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the assets of such Person and its Subsidiaries, on a consolidated basis, exceeds, on a consolidated basis, their debts and liabilities, subordinated, contingent or otherwise, (b) the present fair saleable value of the property of such Person and its Subsidiaries, on a consolidated basis, is greater than the amount that will be required to pay the probable liability, on a consolidated basis, of their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured, (c) such Person and its Subsidiaries, on a consolidated basis, are able to pay their debts and liabilities, subordinated, contingent or otherwise, as such liabilities become absolute and matured and (d) such Person and its Subsidiaries, on a consolidated basis, are not engaged in, and are not about to engage in, business for which they have unreasonably small capital. The amount of any contin-

-52-

gent liability at any time shall be computed as the amount that would reasonably be expected to become an actual and matured liability. “SYC” has the meaning specified in Section 10.07(h). “Specified Discount” has the meaning set forth in Section 2.05(a)(v)(B)(1). “Specified Discount Prepayment Amount” has the meaning set forth in Sec tion 2.05(a)(v)(B)(1). “Specified Discount Prepayment Notice” means a written notice of the Borrower Offer of Spec ified Discount Prepayment made pursuant to Section 2.05(a)(v)(B) substantially in the form of Exhib it E-8. “Specified Discount Prepayment Response” means the irrevocable written response by each Lender, substantially in the form of Exhibit E-9 to a Specified Discount Prepayment Notice. “Specified Discount Prepayment Response Date” has the meaning set forth in Sec tion 2.05(a)(v)(B)(1). “Specified Discount Proration” has the meaning set forth in Section 2.05(a)(v)(B)(3). “Specified Junior Financing Obligations” means any obligations in respect of any Junior Fi nancing in respect of which any Loan Party is an obligor in a principal amount in excess of the Threshold Amount. “Specified Loan Party” means any Loan Party that is not an “e ipible contract participant” under e Commodit Exchan e Act determined nor to yin effect to Section 11.11 hereo “Specified Representations” means those representations and warranties made by the Borrower in Sections 5.0 1(a), 5.01(b)(ii), 5.02(a), 5.02(b)(i), 5.02(b)(iii), 5.03 (to the extent related to consents or approvals under Organization Documents of any Loan Party or under any material Law), 5.04, 5.12, 5.16, 5.17, 5.18 and 5.19 (subject, in the case of Section 5.19, to the proviso at the end of Section 4.01(a)). “Specified Transaction” means any Investment that results in a Person becoming a Restricted Subsidiary, any designation of a Subsidiary as a Restricted Subsidiary or an Unrestricted Subsidiary, any Permitted Acquisition or any Disposition that results in a Restricted Subsidiary ceasing to be a Subsidiary of the Borrower, any Investment constituting an acquisition of assets constituting a business unit, line of business or division of; or all or substantially all of the Equity Interests of; another Person or any Disposi tion of a business unit, line of business or division of the Borrower or a Restricted Subsidiary, in each case whether by merger, consolidation, amalgamation or otherwise, or any incurrence or repayment of Indebtedness (other than Indebtedness incurred or repaid under any revolving credit facility or line of credit), Restricted Payment or Incremental Term Loan that by the terms of this Agreement requires such test to be calculated on a “Pro Forma Basis” or after giving “Pro Forma Effect.” “Split Brands” means the Debrox and Gly-Oxide brands. “Split Brands Acquisition” has the meaning specified in the preliminary statements to this Agreement.

“Split Brands Acquisition Agreement” has the meaning specified in the preliminary statements to this Agreement. “Split Brands Cutoff Date” has the meaning specified in Section 2.05(b)(viii). “Standard Securitization Undertakings” means representations, warranties, covenants and in demnities entered into by the Borrower or any Subsidiary of the Borrower that are customary in a Securit ization Financing. “Submitted Amount” has the meaning set forth in Section 2.05(a)(v)(C)(l). “Submitted Discount” has the meaning set forth in Section 2.05(a)(v)(C)(l). “Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability com pany or other business entity of which (i) a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or inter ests having such power only by reason of the happening of a contingency) are at the time beneficially owned, (ii) more than half of the issued share capital is at the time beneficially owned or (iii) the man agement of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiar ies” shall refer to a Subsidiary or Subsidiaries of the Borrower. “Subsidiary Guarantor” means any Guarantor other than Holdings. “Successor Company” has the meaning specified in Section 7.04(d). “Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity con tracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or for ward bond or forward bond price or forward bond index transactions, interest rate options, forward for eign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap trans actions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar trans actions or any combination of any of the foregoing (including any options to enter into any of the forego ing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and condi tions of; or governed by, any form of master agreement published by the International Swaps and Deriva tives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement. “Swa Obli ations” means with res t to an Guarantor an ob i ation to a or erform un der any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1 a(47) of the Commodit Exchan e Act. “Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) de termined in accordance therewith, such termination value(s), and (b) for any date prior to the date refer enced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as -54-

determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender). “Syndication Agent” means Morgan Stanley Senior Funding, Inc., in its capacity as syndication agent. “Tax Group” has the meaning specified in Section 7.06(h)(iv). “Taxes” means all present or future taxes, duties, levies, imposts, assessments or withholdings imposed by any Governmental Authority including interest, penalties and additions to tax. “Term B-i Commitment” means, with respect to a Term Lender, the agreement of such Term Lender to exchange the entire principal amount of its Term B Loans (or such lesser amount allocated to it by the Arrangers) for a principal amount of Term B-I Loans equal to such entire principal amount (or such lesser amount) on the Amendment No. 1 Effective Date. “Term B-I Lender” m s a erson holdin a Term B-i Loan from time o ime “Term B-i Loan” means, collectively: (i) each Exchanged Term B Loan and (ii) from and afier the making thereof pursuant to Section 2.01 (b)(ii), each Additional Term B-I Loan. “Term B-2 Commitment” means, with respect to a Person, the agreement of such Person to make a Term 8-2 Loan on the Amendment No. 2 Effective Date, in the amount set forth on the Amend ment No. 2 Joinder of such Person. The aggregate amount of the Term B-2 Commitments shall equal S720.000.000 “Term B-2 Lender” means a Person with a Term B-2 Commitment to make Term B-2 Loans to the Borrower on the Amendment No. 2 Effective Date, which for the avoidance of doubt may be an exist- in Term Lender and an other Person holdin a Term B-2 Loan from time to time. “Term B-2 Loan” means a Loan that is made pursuant to Section 2.0l(c)(i) of the Credit Agree ment on the Amendment No. 2 Effective Date. “Term Commitment” means, as to each Term Lender, its obligation to make a Term Loan to the Borrower hereunder, expressed as an amount representing the maximum principal amount of the Term Loan to be made by such Term Lender under this Agreement, as such commitment may be (a) reduced from time to time pursuant to Section 2.06 and (b) reduced or increased from time to time pursuant to (i) assignments by or to such Term Lender pursuant to an Assignment and Assumption, (ii) an Incremental Amendment, (iii) a Refinancing Amendment or (iv) an Extension. The initial amount of each Term Lender’s Commitment is set forth in Section 1 .01 A of the Confidential Disclosure Letter under the cap tion “Term B Commitment” or, otherwise, in the Assignment and Assumption, Incremental Amendment or Refinancing Amendment pursuant to which such Lender shall have assumed its Commitment, as the case may be. “Term Lender” means, at any time, any Lender that has a Term Commitment or a Term Loan at such time. “Term Loan” means any Term B-i Loan. Term 8-2 Loan, Incremental Term Loan, Other Term Loan or Extended Term Loan, as the context may require.

“Term Loan Extension Request” has the meaning provided in Section 2.16(a). “Term Loan Extension Series” has the meaning provided in Section 2.16(a). “Term Loan Increase” has the meaning set forth in Section 2.14(a). “Term Loan Secured Hedge Agreement” means any Swap Contract permitted under Article VII that is entered into by and between the Borrower or any Restricted Subsidiary and any Person that is a Lender or an Affiliate of a Lender at the time such Swap Contract is entered into (any such Person, a “fledge Bank”); provided that (a) such Person is designated a “Hedge Bank” with respect to such Term Loan Secured Hedge Agreement in a writing from the Borrower to the Administrative Agent, and (other than a Person already party hereto as a Lender) that delivers to the Administrative Agent a letter agree ment reasonably satisfactory to it (i) appointing the Administrative Agent as its agent under the applicable Loan Documents and (ii) agreeing to be bound by Sections 10.05, 10.15 and 10.16 and Article IX as if it were a Lender and (b) such Swap Contract is designated in a writing from the Borrower to the Adminis trative Agent as a “Term Loan Secured Hedge Agreement”. “Term Note” means a promissory note of the Borrower payable to any Term Lender or its regis tered assigns, in substantially the form of Exhibit C hereto, evidencing the aggregate Indebtedness of such Borrower to such Term Lender resulting from the Term Loans made by such Term Lender. “Test Period” means, for any date of determination under this Agreement, the four consecutive fiscal quarters of the Borrower most recently ended as of such date of determination. “Threshold Amount” means 52535,000,000. “Total Assets” means the total assets of the Borrower and the Restricted Subsidiaries on a con solidated basis in accordance with GAAP, as shown on the most recent balance sheet of the Borrower delivered pursuant to Section 6.01(a) or (b) or, for the period prior to the time any such statements are so delivered pursuant to Section 6.01(a) or (b), the Pro Forma Financial Statements. “Total Leverage Ratio” means, with respect to any Test Period, the ratio of (a) Consolidated To tal Net Debt as of the last day of such Test Period to (b) Consolidated EBITDA for such Test Period. “Total Outstandings” means the aggregate Outstanding Amount of all Loans. “Transaction Expenses” means any fees or expenses incurred or paid by Holdings, the Borrower or any of their respective Subsidiaries in connection with the Transactions (including expenses in connec tion with hedging transactions), this Agreement and the other Loan Documents and the transactions con templated hereby and thereby. “Transactions” means, collectively, (a) the Acquisition and other related transactions contem plated by the Acquisition Agreement, (b) the issuance of the Senior Notes, (c) the funding of the Term B Loans on the Closing Date and the execution and delivery of Loan Documents to be entered into on the Closing Date, (d) the execution and delivery by the Borrower and the Subsidiaries party thereto of the ABL Facility Documentation, (e) the Refinancing and (0 the payment of Transaction Expenses. “Transferred Guarantor” has the meaning specified in Section 11.09. -56-

“Type” means, with respect to a Loan, its character as a Base Rate Loan or a Eurocurrency Rate Loan. “Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as the same may from time to time be in effect in the State of New York or the Uniform Commercial Code (or similar code or statute) of another jurisdiction, to the extent it may be required to apply to any item or items of Collateral. “United States” and “U.S.” mean the United States of America. “United States Tax Compliance Certificate” has the meaning set forth in Section 3.01(d)(ii)(C) and is in substantially the form of Exhibit I hereto. “Unrestricted Subsidiary” means any Subsidiary of the Borrower designated by the board of di rectors of the Borrower as an Unrestricted Subsidiary pursuant to Section 6.14 subsequent to the Closing Date and each Securitization Subsidiary. “USA Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56. “Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing; (i) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking flind, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof; by (b) the number of years (calculated to the near est one-twelfth) that will elapse between such date and the making of such payment; by (ii) the then out standing principal amount of such Indebtedness. “wholly owned” means, with respect to a Subsidiary of a Person, a Subsidiary of such Person all of the outstanding Equity Interests of which (other than (x) director’s qualif~’ing shares and (y) shares is sued to foreign nationals to the extent required by applicable Law) are owned by such Person and/or by one or more wholly owned Subsidiaries of such Person. Section 1 .02 Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document: (a) The meanings of defined terms are equally applicable to the singnlar and plural forms of the defined terms. (b) The words “herein,” “hereto,” “hereof” and “hereunder” and words of similar import when used in any Loan Document shall refer to such Loan Document as a whole and not to any particular provision thereof. (c) Article, Section, Exhibit and Schedule references are to the Loan Document in which such reference appears. (d) The term “including” is by way of example and not limitation. (e) The word “or” is not exclusive. -57-

(f) The term “documents” includes any and all instruments, documents, agreements, certificates, notices, reports, fmancial statements and other writings, however evidenced, whether in physical or electronic form. (g) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”; the words “to” and “until” each mean “to but excluding”; and the word “through” means “to and including.” (h) Section headings herein and in the other Loan Documents are included for con venience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document. (i) For purposes of determining compliance with any Section of Article VII at any time, in the event that any Lien, Investment, Indebtedness (whether at the time of incurrence or upon application of all or a portion of the proceeds thereof), Disposition, Restricted Payment, Af filiate transaction, Contractual Obligation or prepayment of Indebtedness meets the criteria of one or more than one of the categories of transactions permitted pursuant to any clause of such Sec tions, such transaction (or portion thereof) at any time shall be pennitted under one or more of such clauses as determined by the Borrower in its sole discretion at such time. Section 1.03 Accounting Terms. All accounting terms not specifically or completely defined herein shall be construed in con formity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP, except as other wise specifically prescribed herein. Section 1.04 Rounding. Any financial ratios required to be maintained by the Borrower pursuant to this Agreement (or required to be satisfied in order for a specific action to be permitted under this Agreement) shall be calcu lated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding up if there is no nearest number). Section 1.05 References to Agreements. Laws, Etc.Unless otherwise expressly provided in, (a) references to Organization Documents, agreements (including the Loan Documents) and other con tractual instruments shall be deemed to include all subsequent amendments, restatements, extensions, supplements and other modifications thereto, but only to the extent that such amendments, restatements, extensions, supplements and other modifications are permitted by the Loan Documents; and (b) refer ences to any Law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such Law. Section 1.06 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable). -58-

Section 1.07 Timing of Payment of Performance. When the payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or performance required on a day which is not a Business Day, the date of such payment (other than as described in the definition of Interest Period) or performance shall extend to the immediate ly succeeding Business Day. Section 1.08 Cumulative Credit Transactions. If more than one action occurs on any given date the permissibility of the taking of which is de termined hereunder by reference to the amount of the Cumulative Credit immediately prior to the taking of such action, the permissibility of the taking of each such action shall be determined independently and in no event may any two or more such actions be treated as occurring simultaneously. Section 1.09 Pro Forma Calculations. (a) Notwithstanding anything to the contrary herein, financial ratios and tests, including the Total Leverage Ratio, the Secured Leverage Ratio, the Consolidated First Lien Net Leverage Ratio and the Consolidated Cash Interest Coverage Ratio shall be calculated in the manner prescribed by this Sec tion 1.09; provided that notwithstanding anything to the contrary in clauses (b), (c) or (d) of this Sec tion 1.09, when calculating the Consolidated First Lien Net Leverage Ratio, the Total Leverage Ratio and the Consolidated Cash Interest Coverage Ratio, each as applicable, for purposes of (i) the definition of “Applicable Rate,” (ii) the defmition of “Applicable ECF Percentage of Excess Cash Flow” and (iii) de termining actual compliance (and not Pro Forma Compliance or compliance on a Pro Forma Basis) with any covenant pursuant to Section 7.11, the events described in this Section 1.09 that occurred subsequent to the end of the applicable Test Period shall not be given proforma effect. In addition, whenever a fi nancial ratio or test is to be calculated on a proforma basis, the reference to the “Test Period” for purpos es of calculating such financial ratio or test shall be deemed to be a reference to, and shall be based on, the most recently ended Test Period for which internal financial statements of the Borrower are available (as determined in good faith by the Borrower);provided that, the provisions of this sentence shall not ap ply for purposes of calculating the Consolidated First Lien Net Leverage Ratio, the Total Leverage Ratio and the Consolidated Cash Interest Coverage Ratio for purposes of the defmition of “Applicable Rate,” the defmition of “Applicable ECF Percentage of Excess Cash Flow” and determining actual compliance with Section 7.11 (other than for the purpose of determining proforma compliance with Section 7.11), each of which shall be based on the financial statements delivered pursuant to Section 6.0 1(a) or (b), as applicable, for the relevant Test Period. (b) For purposes of calculating any financial ratio or test, Specified Transactions (with any incurrence or repayment of any Indebtedness in connection therewith to be subject to clause (d) of this Section 1.09) that have been made (i) during the applicable Test Period and (ii) if applicable as described in clause (a) above, subsequent to such Test Period and prior to or simultaneously with the event for which the calculation of any such ratio is made shall be calculated on aproforzna basis assuming that all such Specified Transactions (and any increase or decrease in Consolidated EBITDA and the component financial definitions used therein attributable to any Specified Transaction) had occurred on the first day of the applicable Test Period. If since the beginning of any applicable Test Period any Person that subse quently became a Restricted Subsidiary or was merged, amalgamated or consolidated with or into the Borrower or any of its Restricted Subsidiaries since the beginning of such Test Period shall have made any Specified Transaction that would have required adjustment pursuant to this Section 1.09, then such financial ratio or test shall be calculated to give proforma effect thereto in accordance with this Sec tion 1.09. -59-

(c) Wheneverproforma effect is to be given to a Specified Transaction, theproforma calcu lations shall be made in good faith by a responsible fmancial or accounting officer of the Borrower and include, for the avoidance of doubt, the amount of “mn-rate” cost savings, operating expense reductions and synergies projected by the Borrower in good faith to be realized as a result of specified actions taken, committed to be taken or expected to be taken (calculated on aproforma basis as though such cost sav ings, operating expense reductions and synergies had been realized on the first day of such period and as if such cost savings, operating expense reductions and synergies were realized during the entirety of such period) and “mn-rate” means the fill recurring benefit for a period that is associated with any action tak en, committed to be taken or expected to be taken (including any savings expected to result from the elim ination of a public target’s compliance costs with public company requirements) net of the amount of ac tual benefits realized during such period from such actions, and any such adjustments shall be included in the initial proforina calculations of such financial ratios or tests and during any subsequent Test Period in which the effects thereof are expected to be realized relating to such Specified Transaction; provided that (A) such amounts are reasonably identifiable and factually supportable in the good faith judgment of the Borrower, (B) such actions have been taken or with respect to which substantial steps have been taken (in the good faith determination of the Borrower) within eighteen (18) months after the date of such Specified Transaction, and (C) no amounts shall be added pursuant to this clause (c) to the extent duplicative of any amounts that are otherwise added back in computing Consolidated EBITDA, whether through a pro for- ma adjustment or otherwise, with respect to such period; provided that any increase to Consolidated EBITDA as a result of cost savings, operating expense reductions and synergies pursuant to this Sec tion 1.09(c) shall be subject to the limitation set forth in the proviso of clause (viii) of the definition of Consolidated EBITDA. (d) In the event that the Borrower or any Restricted Subsidiary incurs (including by assump tion or guarantees) or repays (including by redemption, repayment, retirement or extinguishment) any Indebtedness included in the calculations of any financial ratio or test (in each case, other than Indebted ness incurred or repaid under any revolving credit facility), (i) during the applicable Test Period or (ii) subject to clause (a) subsequent to the end of the applicable Test Period and prior to or simultaneously with the event for which the calculation of any such ratio is made, then such financial ratio or test shall be calculated giving pro forina effect to such incurrence or repayment of Indebtedness, to the extent re quired, as if the same had occurred on the last day of the applicable Test Period (or the first day of the applicable Test Period solely in the case of the Consolidated Cash Interest Coverage Ratio). (e) If any Indebtedness bears a floating rate of interest and is being given proforma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the date of the event for which the calculation of the Consolidated Cash Interest Coverage Ratio is made had been the applicable rate for the entire period (taking into account any hedging obligations applicable to such Indebtedness); provided, in the case of repayment of any Indebtedness, to the extent actual interest related thereto was included during all or any portion of the applicable Test Period, the actual interest may be used for the applicable portion of such Test Period. Interest on a Capitalized Lease Obligation shall be deemed to ac crue at an interest rate reasonably determined by a responsible fmancial or accounting officer of the Bor rower to be the rate of interest implicit in such Capitalized Lease Obligation in accordance with GAAP. Interest on Indebtedness that may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a London interbank offered rate, or other rate, shall be determined to have been based upon the rate actually chosen, or if none, then based upon such optional rate chosen as the Borrow er or Restricted Subsidiary may designate. (f) At any time prior to June 30, 2012, any provision requiring the pro forma compliance with Section 7.11 shall be made assuming that compliance with the Consolidated Cash Interest Coverage -60-

Ratio and Total Leverage Ratio set forth in Section 7.11 for the Test Period ending on June 30, 2012 is required with respect to the most recent Test Period prior to such time. Section 1.10 Currency Generally. For purposes of determining compliance with Sections 7.01, 7.02 and 7.03 with respect to any amount of Indebtedness or investment in a currency other than Dollars, no Default shall be deemed to have occurred solely as a result of changes in rates of currency exchange occurring after the time such Indebtedness or Investment is incurred (so long as such Indebtedness or Investment, at the time incurred, made or acquired, was permitted hereunder). ARTICLE H. THE COMMITMENTS AND CREDIT EXTENSIONS Section 2.01 The Loans. (a) Subject to the terms and conditions set forth herein, each Term Lender severally agrees to make to the Borrower on the Closing Date one or more Borrowings denominated in Dollars in an aggre gate amount not to exceed at any time outstanding the amount of such Term Lender’s Term Commitment. Amounts borrowed under this Section 2.01 and repaid or prepaid may not be reborrowed. Term Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein. (b) (i) Subject to the terms and conditions hereof and of Amendment No. 1, each Term Lender severally agrees to exchange its Exchanged Term B Loans for a like principal amount of Term B- 1 Loans on the Amendment No. 1 Effective Date, and hereby authorizes and instructs the Administrative Agent to delete its entry for such Term Lender’s Term B Loans in the Register and substitute such entry with such Term B-i Loans of such Term Lender. (ii) Subject to the terms and conditions hereof and of Amendment No. 1, each Additional Term B-i Lender severally agrees to make an Additional Term B-I Loan to the Borrower on the Amendment No. 1 Effective Date in the principal amount equal to its Additional Term B-i Commitment on the Amendment No. 1 Effective Date. The Bor rower shall prepay the Non-Exchanged Term B Loans with a like amount of the gross proceeds of the Additional Term B-i Loans, concurrently with the receipt thereof. (iii) The Borrower shall pay to the Term Lenders immediateiy prior to the effec tiveness of Amendment No. 1 all accrued and unpaid interest on the Term Loans to, but not including, the Amendment No. I Effective Date on such Amendment No. 1 Effective Date. (iv) The Term B-i Loans shall have the same terms as the Term B Loans as set forth in the Credit Agreement and Loan Documents before giving effect to Amendment No. 1, except as modified by Amendment No. 1; it being understood that the Temi B-i Loans (and all principal, interest and other amounts in respect thereof) will constitute “Obligations” under the Credit Agreement and the other Loan Documents and shall have the same rights and obligations under the Credit Agreement and Loan Documents as the Term B Loans prior to the Amendment No. 1 Effective Date. c SuWect to the terms and conditions hereof and of Amendment No.2 each Term B 2 Lender severall a ees to make a Term B 2 Loan to the Borrower on the Amendment No. 2 Effective -61-

Date in the nnci al amount e ual to its Term B-2 Commitment Amounts borrowed under this Sec tion 2.0 1(c) and repaid or prepad may not be reborrowed. Term Loans may be Base Rate Loans or Euro currenc Rate Loans as further rovided herein. Section 2.02 Borrowin s Conversions and Continuations of Loans. (a) Each Borrowing, each conversion of Term Loans from one Type to the other, and each continuation of Eurocurrency Rate Loans shall be made upon the Borrower’s irrevocable notice, to the Administrative Agent (provided that the notices in respect of the initial Credit Extensions may be condi tioned on the closing of the Acquisition), which may be given by telephone. Each such notice must be received by the Administrative Agent not later than 11:00 a.m. (New York, New York time) (1) three (3) Business Days prior to the requested date of any Borrowing or continuation of Eurocurrency Rate Loans or any conversion of Base Rate Loans to Eurocurrency Rate Loans, and (2) on the requested date of any Borrowing of Base Rate Loans; provided that the notice referred to in subclause (1) above may be deliv ered no later than one (1) Business Day prior to the Closing Date in the case of initial Credit Extensions. Each telephonic notice by the Borrower pursuant to this Section 2.02(a) must be confirmed promptly by delivery to the Administrative Agent of a written Committed Loan Notice, appropriately completed and signed by a Responsible Officer of the Borrower. Except as provided in Section 2.14, each Borrowing of; conversion to or continuation of Eurocurrency Rate Loans shall be in a minimum principal amount of $1,000,000, or a whole multiple of$l00,000, in excess thereof. Except as provided in Section 2.14, each Borrowing of or conversion to Base Rate Loans shall be in a minimum principal amount of $1,000,000 or a whole multiple of $100,000 in excess thereof. Each Committed Loan Notice (whether telephonic or written) shall specify (i) whether the Borrower is requesting a Borrowing, a conversion of Term Loans from one Type to the other or a continuation of Eurocurrency Rate Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the prin cipal amount of Loans to be borrowed, converted or continued, (iv) the Type of Loans to be borrowed or to which existing Term Loans are to be converted, (v) if applicable, the duration of the Interest Period with respect thereto and (vi) wire instructions of the account(s) to which funds are to be disbursed (it be ing understood, for the avoidance of doubt, that the amount to be disbursed to any particular account may be less than the minimum or multiple limitations set forth above so long as the aggregate amount to be disbursed to all such accounts pursuant to such Borrowing meets such minimums and multiples). If the Borrower fails to specify a Type of Loan in a Committed Loan Notice or fail to give a timely notice re questing a conversion or continuation, then the applicable Term Loans shall be made as, or converted to, Base Rate Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurocurrency Rate Loans. If the Bor rower requests a Borrowing of, conversion to, or continuation of Eurocurrency Rate Loans in any such Committed Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an In terest Period of one (1) month. (b) Following receipt of a Committed Loan Notice, the Administrative Agent shall promptly notify each Lender of the amount of its Pro Rata Share or other applicable share provided for under this Agreement of the applicable Class of Loans, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each Lender of the details of any auto matic conversion to Base Rate Loans or continuation described in Section 2.02(a). In the case of each Borrowing, each Appropriate Lender shall make the amount of its Loan available to the Administrative Agent in Same Day Funds at the Administrative Agent’s Office not later than 1:00 p.m. on the Business Day specified in the applicable Committed Loan Notice. The Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent either by (i) crediting the account(s) of the Borrower on the books of the Administrative Agent with the amount of -62-

such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided by the Borrower to (and reasonably acceptable to) the Administrative Agent. (c) Except as otherwise provided herein, a Eurocurrency Rate Loan may be continued or converted only on the last day of an Interest Period for such Eurocurrency Rate Loan unless the Borrower pays the amount due, if any, under Section 3.05 in connection therewith. During the occurrence and con tinuation of an Event of Default, the Administrative Agent or the Required Lenders may require that no Loans may be converted to or continued as Eurocurrency Rate Loans. (d) The Administrative Agent shall promptly notify the Borrower and the Lenders of the in terest rate applicable to any Interest Period for Eurocurrency Rate Loans upon determination of such in terest rate. The determination of the Eurocurrency Rate by the Administrative Agent shall be conclusive in the absence of manifest error. At any time that Base Rate Loans are outstanding, the Administrative Agent shall notify the Borrower and the Lenders of any change in Citi’s prime rate used in determining the Base Rate promptly following the public announcement of such change. (e) After giving effect to all Borrowings, all conversions of Term Loans from one Type to the other and all continuations of Term Loans as the same Type, there shall not be more than six (6) Inter est Periods in effect; provided that after the establishment of any new Class of Loans pursuant to a Refi nancing Amendment or Extension Amendment, the number of Interest Periods otherwise permitted by this Section 2.02(e) shall increase by three (3) Interest Periods for each applicable Class so established. (0 The failure of any Lender to make the Loan to be made by it as part of any Borrowing shall not relieve any other Lender of its obligation, if any, hereunder to make its Loan on the date of such Borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on the date of any Borrowing. (g) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any Borrowing that such Lender will not make available to the Administrative Agent such Lend er’s Pro Rata Share or other applicable share provided for under this Agreement of such Borrowing, the Administrative Agent may assume that such Lender has made such Pro Rata Share or other applicable share provided for under this Agreement available to the Administrative Agent on the date of such Bor rowing in accordance with paragraph (b) above, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If the Administrative Agent shall have so made funds available, then, to the extent that such Lender shall not have made such portion available to the Administrative Agent, each of such Lender and the Borrower severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Administrative Agent at (i) in the case of the Borrower, the interest rate applicable at the time to the Loans comprising such Borrowing and (ii) in the case of such Lender, the Overnight Rate plus any administrative, processing, or similar fees customarily charged by the Administrative Agent in accordance with the foregoing. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this Section 2.02(g) shall be conclusive in the absence of manifest error. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Bor rowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. -63-

Section 2.03 [Reserved]. Section 2.04 [Reserved]. Section 2.05 Prepayments. (a) Optional. (i) The Borrower may, upon notice to the Administrative Agent by the Bor rower, at any time or from time to time voluntarily prepay any Class or Classes of Term Loans in whole or in part without premium or penalty; provided that (1) such notice must be received by the Administra tive Agent not later than 11:00 a.m. (New York City time) (A) three (3) Business Days prior to any date of prepayment of Eurocurrency Rate Loans and (B) on the date of prepayment of Base Rate Loans; (2) any prepayment of Eurocurrency Rate Loans shall be in a minimum principal amount of $1,000,000, or a whole multiple of $100,000 in excess thereof; and (3) any prepayment of Base Rate Loans shall be in a minimum principal amount of $1,000,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall speci& the date and amount of such prepayment and the Class(es) and Type(s) of Loans to be prepaid. The Administra tive Agent will promptly notify each Appropriate Lender of its receipt of each such notice, and of the amount of such Lender’s Pro Rata Share or other applicable share provided for under this Agreement of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Any prepayment of a Eurocurrency Rate Loan shall be accompanied by all accrued interest thereon, together with any additional amounts required pursuant to Section 3.05. In the case of each prepayment of the Loans pursuant to this Section 2.05(a), the Borrower may in its sole discretion select the Borrowing or Borrowings (and the order of maturity of principal payments) to be repaid, and such payment shall be paid to the Appropriate Lenders in accordance with their respective Pro Rata Shares or other applicable share provided for under this Agreement. (ii) [Reserved]. (iii) Notwithstanding anything to the contrary contained in this Agreement, the Borrower may rescind any notice of prepayment under Section 2.05(a)(i) if such prepayment would have resulted from a refinancing of the applicable Facility, which refinancing shall not be consummated or shall otherwise be delayed. (iv) Voluntary prepayments of any Class of Term Loans permitted hereunder shall be applied to the remaining scheduled installments of principal thereof pursuant to Section 2.07 in a manner deter mined at the discretion of the Borrower and specified in the notice of prepayment (and absent such direc tion, in direct order of maturity); provided that, for the avoidance of doubt, the prepayments of Loans oc curring on the Amendment No. I Effective Date shall not be deemed a “prepayment” for purposes of this clause. (v) Notwithstanding anything in any Loan Document to the contrary, so long as no Default or Event of Default has occurred and is continuing, any Company Party may prepay the outstanding Term Loans (which shall, for the avoidance of doubt, be automatically and permanently canceled immediately upon such prepayment) (or Holdings or any of its Subsidiaries may purchase such outstanding Loans and immediately cancel them) on the following basis: (A) Any Company Party shall have the right to make a voluntary prepayment of Term Loans at a discount to par pursuant to a Borrower Offer of Specified Discount Prepayment, Borrower Solicitation of Discount Range Prepayment Offers or Borrower Solicitation of Dis -64-

counted Prepayment Offers (any such prepayment, the “Discounted Term Loan Prepayment”), in each case made in accordance with this Section 2.05(a)(v); provided that no Company Party shall initiate any action under this Section 2.05(a)(v) in order to make a Discounted Term Loan Prepayment unless (I) at least ten (10) Business Days shall have passed since the consummation of the most recent Discounted Term Loan Prepayment as a result of a prepayment made by a Company Party on the applicable Discounted Prepayment Effective Date; or (II) at least three (3) Business Days shall have passed since the date the Company Party was notified that no Term Lender was willing to accept any prepayment of any Term Loan at the Specified Discount, within the Discount Range or at any discount to par value, as applicable, or in the case of Borrower So licitation of Discounted Prepayment Offers, the date of any Company Party’s election not to ac cept any Solicited Discounted Prepayment Offers. (B) (l)Subject to the proviso to subsection (A) above, any Company Party may from time to time offer to make a Discounted Tenn Loan Prepayment by providing the Auction Agent with five (5) Business Days’ notice in the form of a Specified Discount Prepayment Notice; pro vided that (I) any such offer shall be made available, at the sole discretion of the Company Party, to (x) each Term Lender and/or (y) each Term Lender with respect to any Class of Term Loans on an individual tranche basis, (II) any such offer shall specify the aggregate principal amount of fered to be prepaid (the “Specified Discount Prepayment Amount”) with respect to each appli cable tranche, the tranche or tranches of Term Loans subject to such offer and the specific per centage discount to par (the “Specified Discount”) of such Term Loans to be prepaid (it being understood that different Specified Discounts and/or Specified Discount Prepayment Amounts may be offered with respect to different tranches of Term Loans and, in such event, each such of fer will be treated as a separate offer pursuant to the terms of this Section 2.05(a)(v)(B)), (ifi) the Specified Discount Prepayment Amount shall be in an aggregate amount not less than $10,000,000 and whole increments of $1,000,000 in excess thereof and (IV) each such offer shall remain outstanding through the Specified Discount Prepayment Response Date. The Auction Agent will promptly provide each Appropriate Lender with a copy of such Specified Discount Prepayment Notice and a form of the Specified Discount Prepayment Response to be completed and returned by each such Term Lender to the Auction Agent (or its delegate) by no later than 5:00 p.m., on the third Business Day after the date of delivery of such notice to such Lenders (the “Specified Discount Prepayment Response Date”). (2) Each Term Lender receiving such offer shall notify the Auction Agent (or its del egate) by the Specified Discount Prepayment Response Date whether or not it agrees to accept a prepayment of any of its applicable then outstanding Term Loans at the Specified Discount and, if so (such accepting Lender, a “Discount Prepayment Accepting Lender”), the amount and the tranches of such Lender’s Term Loans to be prepaid at such offered discount. Each acceptance of a Discounted Term Loan Prepayment by a Discount Prepayment Accepting Lender shall be irrev ocable. Any Term Lender whose Specified Discount Prepayment Response is not received by the Auction Agent by the Specified Discount Prepayment Response Date shall be deemed to have de clined to accept the applicable Borrower Offer of Specified Discount Prepayment. (3) If there is at least one Discount Prepayment Accepting Lender, the relevant Company Party will make a prepayment of outstanding Term Loans pursuant to this paragraph (B) to each Discount Prepayment Accepting Lender in accordance with the respective outstanding amount and tranches of Term Loans specified in such Lender’s Specified Discount Prepayment Response given pursuant to subsection (2) above; provided that, if the aggregate principal amount of Term Loans accepted for prepayment by all Discount Prepayment Accepting Lenders exceeds the Specified Discount Prepayment Amount, such prepayment shall be made pro rata among the -65-

Discount Prepayment Accepting Lenders in accordance with the respective principal amounts accepted to be prepaid by each such Discount Prepayment Accepting Lender and the Auction Agent (in consultation with such Company Party and subject to rounding requirements of the Auction Agent made in its reasonable discretion) will calculate such proration (the "**Specified Discount Proration**"). The Auction Agent shall promptly, and in any case within three (3) Business Days following the Specified Discount Prepayment Response Date, notify (I) the relevant Company Party of the respective Term Lenders' responses to such offer, the Discounted Prepayment Effective Date and the aggregate principal amount of the Discounted Term Loan Prepayment and the tranches to be prepaid, (II) each Term Lender of the Discounted Prepayment Effective Date, and the aggregate principal amount and the tranches of Term Loans to be prepaid at the Specified Discount on such date and (III) each Discount Prepayment Accepting Lender of the Specified Discount Proration, if any, and confirmation of the principal amount, tranche and Type of Term Loans of such Lender to be prepaid at the Specified Discount on such date. Each determination by the Auction Agent of the amounts stated in the foregoing notices to the Company Party and such Term Lenders shall be conclusive and binding for all purposes absent manifest error. The payment amount specified in such notice to the Company Party shall be due and payable by such Company Party on the Discounted Prepayment Effective Date in accordance with subsection (F) below (subject to subsection (J) below).

(C) (1)Subject to the proviso to subsection (A) above, any Company Party may from time to time solicit Discount Range Prepayment Offers by providing the Auction Agent with five (5) Business Days' notice in the form of a Discount Range Prepayment Notice; *provided* that (I) any such solicitation shall be extended, at the sole discretion of such Company Party, to (x) each Term Lender and/or (y) each Term Lender with respect to any Class of Term Loans on an individual tranche basis, (II) any such notice shall specify the maximum aggregate principal amount of the relevant Term Loans (the "**Discount Range Prepayment Amount**"), the tranche or tranches of Term Loans subject to such offer and the maximum and minimum percentage discounts to par (the "**Discount Range**") of the principal amount of such Term Loans with respect to each relevant tranche of Term Loans willing to be prepaid by such Company Party (it being understood that different Discount Ranges and/or Discount Range Prepayment Amounts may be offered with respect to different tranches of Term Loans and, in such event, each such offer will be treated as separate offer pursuant to the terms of this Section 2.05(a)(v)(C)), (III) the Discount Range Prepayment Amount shall be in an aggregate amount not less than $10,000,000 and whole increments of $1,000,000 in excess thereof and (IV) each such solicitation by a Company Party shall remain outstanding through the Discount Range Prepayment Response Date. The Auction Agent will promptly provide each Appropriate Lender with a copy of such Discount Range Prepayment Notice and a form of the Discount Range Prepayment Offer to be submitted by a responding Lender to the Auction Agent (or its delegate) by no later than 5:00 p.m., on the third Business Day after the date of delivery of such notice to such Lenders (the "**Discount Range Prepayment Response Date**"). Each Term Lender's Discount Range Prepayment Offer shall be irrevocable and shall specify a discount to par within the Discount Range (the "**Submitted Discount**") at which such Lender is willing to allow prepayment of any or all of its then outstanding Term Loans of the applicable tranche or tranches and the maximum aggregate principal amount and tranches of such Lender's Term Loans (the "**Submitted Amount**") such Term Lender is willing to have prepaid at the Submitted Discount. Any Term Lender whose Discount Range Prepayment Offer is not received by the Auction Agent by the Discount Range Prepayment Response Date shall be deemed to have declined to accept a Discounted Term Loan Prepayment of any of its Term Loans at any discount to their par value within the Discount Range.

-66-

(2) The Auction Agent shall review all Discount Range Prepayment Offers received on or before the applicable Discount Range Prepayment Response Date and shall determine (in consultation with such Company Party and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) the Applicable Discount and Term Loans to be prepaid at such Applicable Discount in accordance with this subsection (C). The relevant Company Party agrees to accept on the Discount Range Prepayment Response Date all Discount Range Prepayment Offers received by Auction Agent by the Discount Range Prepayment Response Date, in the order from the Submitted Discount that is the largest discount to par to the Submitted Discount that is the smallest discount to par, up to and including the Submitted Discount that is the smallest discount to par within the Discount Range (such Submitted Discount that is the smallest discount to par within the Discount Range being referred to as the "**Applicable Discount**") which yields a Discounted Term Loan Prepayment in an aggregate principal amount equal to the lower of (I) the Discount Range Prepayment Amount and (II) the sum of all Submitted Amounts. Each Term Lender that has submitted a Discount Range Prepayment Offer to accept prepayment at a discount to par that is larger than or equal to the Applicable Discount shall be deemed to have irrevocably consented to prepayment of Term Loans equal to its Submitted Amount (subject to any required proration pursuant to the following subsection (3)) at the Applicable Discount (each such Term Lender, a "**Participating Lender**").

(3) If there is at least one Participating Lender, the relevant Company Party will prepay the respective outstanding Term Loans of each Participating Lender in the aggregate principal amount and of the tranches specified in such Lender's Discount Range Prepayment Offer at the Applicable Discount; *provided* that if the Submitted Amount by all Participating Lenders offered at a discount to par greater than the Applicable Discount exceeds the Discount Range Prepayment Amount, prepayment of the principal amount of the relevant Term Loans for those Participating Lenders whose Submitted Discount is a discount to par greater than or equal to the Applicable Discount (the "**Identified Participating Lenders**") shall be made pro rata among the Identified Participating Lenders in accordance with the Submitted Amount of each such Identified Participating Lender and the Auction Agent (in consultation with such Company Party and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) will calculate such proration (the "**Discount Range Proration**"). The Auction Agent shall promptly, and in any case within five (5) Business Days following the Discount Range Prepayment Response Date, notify (I) the relevant Company Party of the respective Term Lenders' responses to such solicitation, the Discounted Prepayment Effective Date, the Applicable Discount, and the aggregate principal amount of the Discounted Term Loan Prepayment and the tranches to be prepaid, (II) each Term Lender of the Discounted Prepayment Effective Date, the Applicable Discount, and the aggregate principal amount and tranches of Term Loans to be prepaid at the Applicable Discount on such date, (III) each Participating Lender of the aggregate principal amount and tranches of such Term Lender to be prepaid at the Applicable Discount on such date, and (IV) if applicable, each Identified Participating Lender of the Discount Range Proration. Each determination by the Auction Agent of the amounts stated in the foregoing notices to the relevant Company Party and Term Lenders shall be conclusive and binding for all purposes absent manifest error. The payment amount specified in such notice to the Company Party shall be due and payable by such Company Party on the Discounted Prepayment Effective Date in accordance with subsection (F) below (subject to subsection (J) below).

(D) (1)Subject to the proviso to subsection (A) above, any Company Party may from time to time solicit Solicited Discounted Prepayment Offers by providing the Auction Agent with five (5) Business Days' notice in the form of a Solicited Discounted Prepayment Notice; *provided* that (I) any such solicitation shall be extended, at the sole discretion of such Company Party, to

-67-

(x) each Term Lender and/or (y) each Lender with respect to any Class of Loans on an individual tranche basis, (II) any such notice shall specify the maximum aggregate amount of the Term Loans (the "**Solicited Discounted Prepayment Amount**") and the tranche or tranches of Term Loans the Borrower is willing to prepay at a discount (it being understood that different Solicited Discounted Prepayment Amounts may be offered with respect to different tranches of Term Loans and, in such event, each such offer will be treated as a separate offer pursuant to the terms of this Section 2.05(a)(v)(D)), (III) the Solicited Discounted Prepayment Amount shall be in an aggregate amount not less than $10,000,000 and whole increments of $1,000,000 in excess thereof and (IV) each such solicitation by a Company Party shall remain outstanding through the Solicited Discounted Prepayment Response Date. The Auction Agent will promptly provide each Appropriate Lender with a copy of such Solicited Discounted Prepayment Notice and a form of the Solicited Discounted Prepayment Offer to be submitted by a responding Lender to the Auction Agent (or its delegate) by no later than 5:00 p.m., on the third Business Day after the date of delivery of such notice to such Term Lenders (the "**Solicited Discounted Prepayment Response Date**"). Each Term Lender's Solicited Discounted Prepayment Offer shall (x) be irrevocable, (y) remain outstanding until the Acceptance Date, and (z) specify both a discount to par (the "**Offered Discount**") at which such Term Lender is willing to allow prepayment of its then outstanding Term Loan and the maximum aggregate principal amount and tranches of such Term Loans (the "**Offered Amount**") such Term Lender is willing to have prepaid at the Offered Discount. Any Term Lender whose Solicited Discounted Prepayment Offer is not received by the Auction Agent by the Solicited Discounted Prepayment Response Date shall be deemed to have declined prepayment of any of its Term Loans at any discount.

(2) The Auction Agent shall promptly provide the relevant Company Party with a copy of all Solicited Discounted Prepayment Offers received on or before the Solicited Discounted Prepayment Response Date. Such Company Party shall review all such Solicited Discounted Prepayment Offers and select the largest of the Offered Discounts specified by the relevant responding Term Lenders in the Solicited Discounted Prepayment Offers that is acceptable to the Company Party (the "**Acceptable Discount**"), if any. If the Company Party elects to accept any Offered Discount as the Acceptable Discount, then as soon as practicable after the determination of the Acceptable Discount, but in no event later than by the third Business Day after the date of receipt by such Company Party from the Auction Agent of a copy of all Solicited Discounted Prepayment Offers pursuant to the first sentence of this subsection (2) (the "**Acceptance Date**"), the Company Party shall submit an Acceptance and Prepayment Notice to the Auction Agent setting forth the Acceptable Discount. If the Auction Agent shall fail to receive an Acceptance and Prepayment Notice from the Company Party by the Acceptance Date, such Company Party shall be deemed to have rejected all Solicited Discounted Prepayment Offers.

(3) Based upon the Acceptable Discount and the Solicited Discounted Prepayment Offers received by Auction Agent by the Solicited Discounted Prepayment Response Date, within three (3) Business Days after receipt of an Acceptance and Prepayment Notice (the "**Discounted Prepayment Determination Date**"), the Auction Agent will determine (in consultation with such Company Party and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) the aggregate principal amount and the tranches of Term Loans (the "**Acceptable Prepayment Amount**") to be prepaid by the relevant Company Party at the Acceptable Discount in accordance with this Section 2.05(a)(v)(D). If the Company Party elects to accept any Acceptable Discount, then the Company Party agrees to accept all Solicited Discounted Prepayment Offers received by Auction Agent by the Solicited Discounted Prepayment Response Date, in the order from largest Offered Discount to smallest Offered Discount, up to and including the Acceptable Discount. Each Term Lender that has submitted a Solicited Discounted Pre-

-68-

payment Offer with an Offered Discount that is greater than or equal to the Acceptable Discount shall be deemed to have irrevocably consented to prepayment of Term Loans equal to its Offered Amount (subject to any required pro-rata reduction pursuant to the following sentence) at the Ac ceptable Discount (each such Lender, a “Qualifying Lender”). The Company Party will prepay outstanding Term Loans pursuant to this subsection (D) to each Qualifying Lender in the aggre gate principal amount and of the tranches specified in such Lender’s Solicited Discounted Pre payment Offer at the Acceptable Discount; provided that if the aggregate Offered Amount by all Qualifying Lenders whose Offered Discount is greater than or equal to the Acceptable Discount exceeds the Solicited Discounted Prepayment Amount, prepayment of the principal amount of the Term Loans for those Qualifying Lenders whose Offered Discount is greater than or equal to the Acceptable Discount (the “Identified Qualifying Lenders”) shall be made pro rata among the Identified Qualifying Lenders in accordance with the Offered Amount of each such Identified Qualifying Lender and the Auction Agent (in consultation with such Company Party and subject to rounding requirements of the Auction Agent made in its sole reasonable discretion) will calcu late such proration (the “Solicited Discount Proration”). On or prior to the Discounted Prepay ment Determination Date, the Auction Agent shall promptly notify (I) the relevant Company Par ty of the Discounted Prepayment Effective Date and Acceptable Prepayment Amount comprising the Discounted Term Loan Prepayment and the tranches to be prepaid, (II) each Term Lender of the Discounted Prepayment Effective Date, the Acceptable Discount, and the Acceptable Pre payment Amount of all Term Loans and the tranches to be prepaid to be prepaid at the Applicable Discount on such date, (Ill) each Qualifying Lender of the aggregate principal amount and the tranches of such Term Lender to be prepaid at the Acceptable Discount on such date, and (lv) if applicable, each Identified Qualifying Lender of the Solicited Discount Proration. Each determi nation by the Auction Agent of the amounts stated in the foregoing notices to such Company Par ty and Term Lenders shall be conclusive and binding for all purposes absent manifest error. The payment amount specified in such notice to such Company Party shall be due and payable by such Company Party on the Discounted Prepayment Effective Date in accordance with subsec tion (F) below (subject to subsection (J) below). (E) In connection with any Discounted Term Loan Prepayment, the Company Parties and the Term Lenders acknowledge and agree that the Auction Agent may require as a condition to any Discounted Term Loan Prepayment, the payment of customary fees and expenses from a Company Party in connection therewith. (F) If any Term Loan is prepaid in accordance with paragraphs (B) through (D) above, a Company Party shall prepay such Term Loans on the Discounted Prepayment Effective Date. The relevant Company Party shall make such prepayment to the Administrative Agent, for the account of the Discount Prepayment Accepting Lenders, Participating Lenders, or Qualifying Lenders, as applicable, at the Administrative Agent’s Office in immediately available ifinds not later than 11:00 a.m. on the Discounted Prepayment Effective Date and all such prepayments shall be applied to the remaining principal installments of the relevant tranche of Loans on a pro rata basis across such installments. The Term Loans so prepaid shall be accompanied by all ac crued and unpaid interest on the par principal amount so prepaid up to, but not including, the Dis counted Prepayment Effective Date. Each prepayment of the outstanding Term Loans pursuant to this Section 2.05(a)(v) shall be paid to the Discount Prepayment Accepting Lenders, Participating Lenders, or Qualifying Lenders, as applicable, and shall be applied to the relevant Loans of such Lenders in accordance with their respective Pro Rata Share. The aggregate principal amount of the tranches and installments of the relevant Term Loans outstanding shall be deemed reduced by the full par value of the aggregate principal amount of the tranches of Term Loans prepaid on the Discounted Prepayment Effective Date in any Discounted Term Loan Prepayment. -69-

(G) To the extent not expressly provided for herein, each Discounted Term Loan Prepayment shall be consummated pursuant to procedures consistent with the provisions in this Section 2.05(a)(v), established by the Auction Agent acting in its reasonable discretion and as reasonably agreed by the Borrower. (H) Notwithstanding anything in any Loan Document to the contrary, for purposes of this Section 2.05(a)(v), each notice or other communication required to be delivered or otherwise provided to the Auction Agent (or its delegate) shall be deemed to have been given upon the Auc tion Agent’s (or its delegate’s) actual receipt during normal business hours of such notice or communication; provided that any notice or communication actually received outside of normal business hours shall be deemed to have been given as of the opening of business on the next Business Day. (I) Each of the Company Parties and the Term Lenders acknowledge and agree that the Auction Agent may perform any and all of its duties under this Section 2.05(a)(v) by itself or through any Affiliate of the Auction Agent and expressly consents to any such delegation of du ties by the Auction Agent to such Affiliate and the performance of such delegated duties by such Affiliate. The exculpatory provisions pursuant to this Agreement shall apply to each Affiliate of the Auction Agent and its respective activities in connection with any Discounted Term Loan Prepayment provided for in this Section 2.05(a)(v) as well as activities of the Auction Agent. (J) Each Company Party shall have the right, by written notice to the Auction Agent, to revoke in full (but not in part) its offer to make a Discounted Term Loan Prepayment and re scind the applicable Specified Discount Prepayment Notice, Discount Range Prepayment Notice or Solicited Discounted Prepayment Notice therefor at its discretion at any time on or prior to the applicable Specified Discount Prepayment Response Date (and if such offer is revoked pursuant to the preceding clauses, any failure by such Company Party to make any prepayment to a Lend er, as applicable, pursuant to this Section 2.05(a)(v) shall not constitute a Default or Event of De fault under Section 8.01 or otherwise). (vi) Notwithstanding the foregoing, in the event that, on or prior to the one ycarsix month an niversary after the Amendment No. Effective Date, the Borrower (x) prepays, refinances, substitutes or replaces any Term B Loans pursuant to a Repricing Transaction (including, for avoidance of doubt, any prepayment made pursuant to Section 2.05(b)(iii) that constitutes a Repricing Transaction), or (y) effects any amendment of this Agreement resulting in a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Term Lenders, (I) in the case I of clause (x), a prepayment premium of 1.0000 of the aggregate principal amount of the Term B Loans so prepaid, refinanced, substituted or replaced and (II) in the case of clause (y), a fee equal to 1.000o of the aggregate principal amount of the applicable Term B Loans outstanding immediately prior to such amendment. Such amounts shall be due and payable on the date of effectiveness of such Repricing Transaction. (b) Mandatory. (i)Within five (5) Business Days after financial statements have been deliv ered pursuant to Section 6.01(a) (commencing with the fiscal year ended March 31, 2013) and the related Compliance Certificate has been delivered pursuant to Section 6.02(a), the Borrower shall, subject to clause (b)(vii) of this Section 2.05, cause to be prepaid an aggregate principal amount of Term Loans in an amount equal to (A) the Applicable ECF Percentage of Excess Cash Flow, if any, for the Excess Cash Flow Period covered by such financial statements minus (B) the sum of (1) all voluntary prepayments of Term Loans made during such fiscal year pursuant to Section 2.05(a)(v) or Section 10.07(1), in an amount equal to the discounted amount actually paid in respect of the principal amount of such Term Loans, dur -70-

ing such fiscal year or, without duplication across periods, after year-end and prior to when such Excess Cash Flow prepayment is due, (2) all other voluntary prepayments of Term Loans during such fiscal year or, without duplication across periods, after year-end and prior to when such Excess Cash Flow prepay ment is due and (3) all voluntary prepayments of loans under the ABL Facility during such fiscal year or, without duplication across periods, after year end and prior to when such Excess Cash Flow prepayment is due, to the extent the commitments under the ABL Facility are permanently reduced by the amount of such payments and, in the case of each of the immediately preceding clauses (1), (2) and (3), to the extent such prepayments are funded with the Internally Generated Cash and not funded with any Cure Amounts. (ii) If (1) the Borrower or any Restricted Subsidiary of the Borrower Disposes of any proper ty or assets (other than any Disposition of any property or assets permitted by Section 7.05(a), (b), (c), (d), (e), (g), (h), (i), (1), (m) (except as set forth in the proviso thereof and except to the extent such prop I erty is subject to a Mortgage), (n), (o), (p), ( or (t), or (2) any Casualty Event occurs, which results in the realization or receipt by the Borrower or Restricted Sub sidiary of Net Proceeds, the Borrower shall cause to be prepaid on or prior to the date which is ten (10) Business Days after the date of the realization or receipt by the Borrower or any Restricted Subsidiary of such Net Proceeds, subject to clause (b)(vii) of this Section 2.05, an aggregate principal amount of Term Loans in an amount equal to 10000 of all such Net Proceeds received; provided that if at the time that any such prepayment would be required, the Borrower is required to offer to repurchase or to prepay Permit ted First Priority Refinancing Debt (or any Permitted Refinancing thereof that is secured on a pari passu basis with the Obligations) pursuant to the terms of the documentation governing such Indebtedness with the net proceeds of such Disposition or Casualty Event (such Permitted First Priority Refinancing Debt (or Permitted Refinancing thereof) required to be offered to be so repurchased or prepaid, “Other Appli cable Indebtedness”), then the Borrower may apply such Net Proceeds on a pro rata basis (determined on the basis of the aggregate outstanding principal amount of the Term Loans and Other Applicable In debtedness at such time; provided that the portion of such Net Proceeds allocated to the Other Applicable Indebtedness shall not exceed the amount of such net proceeds required to be allocated to the Other Ap plicable Indebtedness pursuant to the terms thereof; and the remaining amount, if any, of such net pro ceeds shall be allocated to the Term Loans in accordance with the terms hereof) to the prepayment of the Term Loans and to the repurchase or prepayment of Other Applicable Indebtedness, and the amount of prepayment of the Term Loans that would have otherwise been required pursuant to this Sec tion 2.05(b)(ii) shall be reduced accordingly; provided,further, that to the extent the holders of Other Ap plicable Indebtedness decline to have such Other Applicable Indebtedness repurchased or prepaid, the declined amount shall promptly (and in any event within ten (10) Business Days after the date of such rejection) be applied to prepay the Term Loans in accordance with the terms hereof. (iii) Jf the Borrower or any Restricted Subsidiary incurs or issues any Indebtedness after the Closing Date (A) not permitted to be incurred or issued pursuant to Section 7.03 or (B) that is intended to constitute Credit Agreement Refinancing Indebtedness, the Borrower shall cause to be prepaid an aggre gate principal amount of Term Loans in an amount equal to 1000o of all Net Proceeds received therefrom on or prior to the date which is five (5) Business Days after the receipt by the Borrower or such Restricted Subsidiary of such Net Proceeds. (iv) [Reservedi. (v) Except with respect to Loans incurred in connection with any Refinancing Amendment, Term Loan Extension Request or any Incremental Amendment (to the extent set forth in such Refinancing Amendment, Term Loan Extension Request or Incremental Amendment), (A) each prepayment of Term Loans pursuant to this Section 2.05(b) shall be applied ratably to each Class of Term Loans then outstand ing (provided that (i) any prepayment of Term Loans with the Net Proceeds of Credit Agreement Refi -71-

nancing Indebtedness shall be applied solely to each applicable Class of Refinanced Debt, and (ii) any Class of Incremental Term Loans may specify that one or more other Classes of Term Loans and Incre mental Term Loans may be prepaid prior to such Class of Incremental Term Loans); (B) with respect to each Class of Term Loans, each prepayment pursuant to clauses (i) through (iii) of this Section 2.05(b) shall be applied to the scheduled installments of principal thereof following the date of prepayment pur suant to Section 2.07 in direct order of maturity; provided that, for the avoidance of doubt, the prepay ments of Loans occurring on the Amendment No. 1 Effective Date shall not be deemed a “prepayment” for purposes of this clause; and (C) each such prepayment shall be paid to the Lenders in accordance with their respective Pro Rata Shares of such prepayment. (vi) The Borrower shall notify the Administrative Agent in writing of any mandatory pre payment of Term Loans required to be made by the Borrower pursuant to clauses (i) through (iii) of this Section 2.05(b) at least three (3) Business Days prior to the date of such prepayment. Each such notice shall specify the date of such prepayment and provide a reasonably detailed calculation of the aggregate amount of such prepayment to be made by the Borrower. The Administrative Agent will promptly notify each Appropriate Lender of the contents of the Borrower’s prepayment notice and of such Appropriate Lender’s Pro Rata Share of the prepayment. Each Term Lender may reject all or a portion of its Pro Rata Share of any mandatory prepayment (such declined amounts, the “Declined Proceeds”) of Term Loans required to be made pursuant to clauses (i), (ii) and (iii) of this Section 2.05(b) by providing written notice (each, a “Rejection Notice”) to the Administrative Agent and the Borrower no later than 5:00 p.m. one Business Day after the date of such Lender’s receipt of notice from the Administrative Agent regarding such prepayment. Each Rejection Notice from a given Lender shall specify the principal amount of the mandatory repayment of Term Loans to be rejected by such Lender. If a Term Lender fails to deliver a Rejection Notice to the Administrative Agent within the time frame specified above or such Rejection Notice fails to specify the principal amount of the Term Loans to be rejected, any such failure will be deemed an acceptance of the total amount of such mandatory prepayment of Term Loans. Any Declined Proceeds shall be retained by the Borrower. (vii) Foreign Dispositions. Notwithstanding any other provisions of this Section 2.05, (i) to the extent that any of or all the Net Proceeds of any Disposition by a Foreign Subsidiary (“Foreign Dis position”) or Excess Cash Flow attributable to Foreign Subsidiaries are prohibited or delayed by applica ble local law from being repatriated to the United States, the portion of such Net Proceeds or Excess Cash Flow so affected will not be required to be applied to repay Term Loans at the times provided in this Sec tion 2.05 but may be retained by the applicable Foreign Subsidiary so long, but only so long, as the appli cable local law will not permit repatriation to the United States (the Borrower hereby agreeing to cause the applicable Foreign Subsidiary to promptly take all actions required by the applicable local law to per mit such repatriation), and once such repatriation of any of such affected Net Proceeds or Excess Cash Flow is permitted under the applicable local law, such repatriation will be immediately effected and such repatriated Net Proceeds or Excess Cash Flow will be promptly (and in any event not later than two Busi ness Days after such repatriation) applied (net of additional taxes payable or reserved against as a result thereof) to the repayment of the Term Loans pursuant to this Section 2.05 and (ii) to the extent that the Borrower has determined in good faith that repatriation of any of or all the Net Proceeds of any Foreign Disposition or Foreign Subsidiary Excess Cash Flow would have material adverse tax cost consequences with respect to such Net Proceeds or Excess Cash Flow, such Net Proceeds or Excess Cash Flow so af fected may be retained by the applicable Foreign Subsidiary; provided that, in the case of this clause (ii), on or before the date on which any such Net Proceeds so retained would otherwise have been required to be applied to reinvestments or prepayments pursuant to this Section 2.05(b) or any such Excess Cash Flow would have been required to be applied to prepayments pursuant to this Section 2.05(b), the Bor rower may apply an amount equal to such Net Proceeds or Excess Cash Flow to such reinvestments or prepayments, as applicable, as if such Net Proceeds or Excess Cash Flow had been received by the Bor -72-

rower rather than such Foreign Subsidiary, less the amount of additional taxes that would have been payable or reserved against if such Net Proceeds or Excess Cash Flow had been repatriated (or, if less, the Net Proceeds or Excess Cash Flow that would be calculated if received by such Foreign Subsidiary).

(viii) If the Split Brands (or any portion thereof) have not been acquired by Holdings by July 31, 2012 (the "**Split Brands Cutoff Date**"), the Borrower shall cause to be prepaid an aggregate principal amount of Term Loans in an amount equal to $45,000,000, or such lesser amount as constitutes the ratable portion of such $45,000,000 allocable as of the date of the Acquisition Agreement to the Split Brands not purchased based on a customary economic metric to be agreed with the Administrative Agent, on or prior to the date which is five (5) Business Days after the Split Brands Cutoff Date (or such later date that is the last day of the next concluding Interest Period for any Loans).

(c) *Interest, Funding Losses, Etc.* All prepayments under this Section 2.05 shall be accompanied by all accrued interest thereon, together with, in the case of any such prepayment of a Eurocurrency Rate Loan on a date prior to the last day of an Interest Period therefor, any amounts owing in respect of such Eurocurrency Rate Loan pursuant to Section 3.05.

Notwithstanding any of the other provisions of this Section 2.05, so long as no Event of Default shall have occurred and be continuing, if any prepayment of Eurocurrency Rate Loans is required to be made under this Section 2.05, prior to the last day of the Interest Period therefor, in lieu of making any payment pursuant to this Section 2.05 in respect of any such Eurocurrency Rate Loan prior to the last day of the Interest Period therefor, the Borrower may, in their sole discretion, deposit an amount sufficient to make any such prepayment otherwise required to be made thereunder together with accrued interest to the last day of such Interest Period into a Cash Collateral Account until the last day of such Interest Period, at which time the Administrative Agent shall be authorized (without any further action by or notice to or from the Borrower or any other Loan Party) to apply such amount to the prepayment of such Loans in accordance with this Section 2.05. Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent shall also be authorized (without any further action by or notice to or from the Borrower or any other Loan Party) to apply such amount to the prepayment of the outstanding Loans in accordance with the relevant provisions of this Section 2.05. Such deposit shall be deemed to be a prepayment of such Loans by the Borrower for all purposes under this Agreement.

Section 2.06 Termination or Reduction of Commitments.

The Term B Commitment of each Term Lender shall be automatically and permanently reduced to $0 upon the funding of Term B Loans to be made by it on the Closing Date. The Term B-1 Commitment of each Additional Term B-1 Lender shall be automatically terminated on the Amendment No. 1 Effective Date upon the borrowing of the Additional Term B-1 Loans on such date. The Term B-2 Commitment of each Term B-2 Lender shall be automatically terminated on the Amendment No. 2 Effective Date upon the borrowing of the Term B-2 Loans on such date.

Section 2.07 Repayment of Loans.

(a) The Borrower shall repay to the Administrative Agent for the ratable account of the Appropriate Lenders (which Appropriate Lenders shall, for the avoidance of doubt, constitute the Lenders holding Term B-1 Loans) (A) on the last Business Day of each March, June, September and December, commencing with the first full quarter after the Closing Date, an aggregate principal amount equal to 0.25% of the aggregate principal amount of all Term B-1 Loans outstanding on the Closing Date (which payments shall be reduced as a result of the application of prepayments to Term B-1 Loans in accordance

-73-

with the order of priority set forth in Section 2.05) and (B) on the Maturity Date for the Term B-i Loans, the aggregate principal amount of all Term B-i Loans outstanding on such date. (N The Borrower shall repay to the Administrative Agent for the ratable account of the Ap ro date Lenders which A ro date Lenders shall for the avoidance of doubt constitute the Lenders holding Term B-2 Loans) (A) on the last Business Day of each March. June. September and December. commencing with the first full quarter after the Amendment No. 2 Effective Date, an aggregate princinal amount ual to O.25°o of the a ate nnci al amount of all Term B-2 Loans outstandin on the Amendment No. 2 Effective Date (which payments shall be reduced as a res lt of the application of pre ents to Term B-2 Loans in accordance with the order of non set forth in Section 2.05 and B on he Maturity Date for the Term B-2 Loans, the aggregate pnncipal amount of all Term B-2 Loans, as a licable outstandin on such date. Section 2.08 Interest. (a) Subject to the provisions of Section 2.08(b), (i) each Eurocurrency Rate Loan shall bear interest on the outstanding principal amount thereof for each Interest Period at a rate per annum equal to the Eurocurrency Rate, for such Interest Period plus the Applicable Rate and (ii) each Base Rate Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate. (b) During the continuance of a Default under Section 8.01(a), the Borrower shall pay inter est on past due amounts owing by it hereunder at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Laws. Accrued and unpaid interest on such amounts (including interest on past due interest) shall be due and payable upon demand. (c) Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the com mencement of any proceeding under any Debtor Relief Law. Section 2.09 Fees. (a) Other Fees. The Borrower shall pay to the Agents such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever (except as express ly agreed between the Borrower and the applicable Agent). (b) Closing Fees. The Borrower agrees to pay on the Closing Date to each Lender party to this Agreement on the Closing Date, as fee compensation for the funding of such Lend er’s Term Loan, a closing fee (the “Closing Fee”) in an amount equal to 1.5000 of the stated prin cipal amount of such Lender’s Term Loan made on the Closing Date. Such Closing Fee will be in all respects fully earned, due and payable on the Closing Date and non-refundable and non- creditable thereafter and, in the case of the Term Loans, such Closing Fee shall be netted against Term Loans made by such Lender. c Term B-2 Loan Fundin Fee. The Borrower a es to a on the Amendment No 2 Effective Date to each Term B-2 Lender art to the Amendment No. 2 Joinder as fee compensation for the funding of such Lender’s Term B-2 Loan, a funding fee (the “Amendment No.2 FunWn Fee” in an amount e ual to 0.500 0 of the stated nnci I amount of such Lend -74-

er’s Term B-2 Loans funded on the Amendment No.2 Effective Date Such Amendment No. 2 Funding Fee wil be in all respects fully earned, due and payable on the Amendment No. 2 Effec tive Date and non-refundable and non-creditable thereafter and shall be netted a ainsi Term B-2 Loans made b such Term B-2 Lender. Section 2.10 Computation of Interest and Fees. All computations of interest for Base Rate Loans (including Base Rate Loans determined by ref erence to the Eurocurrency Rate) shall be made on the basis of a year of three hundred and sixty-five (365) days, or three hundred and sixty-six (366) days, as applicable, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a three hundred and sixty (360) day year and actual days elapsed. Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof; for the day on which the Loan or such portion is paid; provided that any Loan that is repaid on the same day on which it is made shall, subject to Sec tion 2.12(a), bear interest for one (1) day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error. Section 2.11 Evidence of Indebtedness. (a) The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and evidenced by one or more entries in the Register maintained by the Administrative Agent, acting solely for purposes of Treasury Regulation Section 5f. 103-1(c), as agent for the Borrower, in each case in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be prima facie evidence absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Adminis trative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Term Note payable to such Lender, which shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Term Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect there to. (b) [Reserved]. (c) Entries made in good faith by the Administrative Agent in the Register pursuant to Sec tion 2.11(a), and by each Lender in its account or accounts pursuant to Section 2.11(a), shall be prima fade evidence of the amount of principal and interest due and payable or to become due and payable from the Borrower to, in the case of the Register, each Lender and, in the case of such account or accounts, such Lender, under this Agreement and the other Loan Documents, absent manifest error; provided that the failure of the Administrative Agent or such Lender to make an entry, or any finding that an entry is incorrect, in the Register or such account or accounts shall not limit or otherwise affect the obligations of the Borrower under this Agreement and the other Loan Documents.

Section 2.12 Payments Generally. (a) All payments to be made by the Borrower shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the applicable Administrative Agent’s Office in Dollars and in Same Day Funds not later than 2:00 p.m. on the date specified herein. The Administrative Agent will promptly distribute to each Appropriate Lender its Pro Rata Share (or other applicable share provided for under this Agreement) of such payment in like funds as received by wire transfer to such Lender’s applicable Lending Office. All payments received by the Administrative Agent after 2:00 p.m., shall in each case be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. (b) If any payment to be made by the Borrower shall come due on a day other than a Busi ness Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be; provided that, if such extension would cause payment of interest on or principal of Eurocurrency Rate Loans to be made in the next succeeding calen dar month, such payment shall be made on the immediately preceding Business Day. (c) Unless the Borrower or any Lender has notified the Administrative Agent, prior to the date any payment is required to be made by it to the Administrative Agent hereunder, that the Borrower or such Lender, as the case may be, will not make such payment, the Administrative Agent may assume that the Borrower or such Lender, as the case may be, has timely made such payment and may (but shall not be so required to), in reliance thereon, make available a corresponding amount to the Person entitled thereto. If and to the extent that such payment was not in fact made to the Administrative Agent in Same Day Funds, then: (i) if the Borrower failed to make such payment, each Lender shall forthwith on de mand repay to the Administrative Agent the portion of such assumed payment that was made available to such Lender in Same Day Funds, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to such Lender to the date such amount is repaid to the Administrative Agent in Same Day Funds at the applicable Overnight Rate from time to time in effect; and (ii) if any Lender failed to make such payment, such Lender shall forthwith on de mand pay to the Administrative Agent the amount thereof in Same Day Funds, together with in terest thereon for the period from the date such amount was made available by the Administrative Agent to the Borrower to the date such amount is recovered by the Administrative Agent (the “Compensation Period”) at a rate per annum equal to the applicable Overnight Rate from time to time in effect. When such Lender makes payment to the Administrative Agent (together with all accrued interest thereon), then such payment amount (excluding the amount of any interest which may have accrued and been paid in respect of such late payment) shall constitute such Lender’s Loan included in the applicable Borrowing. If such Lender does not pay such amount forthwith upon the Administrative Agent’s demand therefor, the Administrative Agent may make a demand therefor upon the Borrower, and the Borrower shall pay such amount to the Adminis trative Agent, together with interest thereon for the Compensation Period at a rate per annum equal to the rate of interest applicable to the applicable Borrowing. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which the Administrative Agent or the Borrower may have against any Lender as a result of any default by such Lender hereunder. -76-

A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this Section 2.12(c) shall be conclusive, absent manifest error. (d) If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest. (e) Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner. (f) Whenever any payment received by the Administrative Agent under this Agreement or any of the other Loan Documents is insufficient to pay in full all amounts due and payable to the Admin istrative Agent and the Lenders under or in respect of this Agreement and the other Loan Documents on any date, such payment shall be distributed by the Administrative Agent and applied by the Administra tive Agent and the Lenders in the order of priority set forth in Section 8.03. If the Administrative Agent receives funds for application to the Obligations of the Loan Parties under or in respect of the Loan Doc uments under circumstances for which the Loan Documents do not specify the manner in which such funds are to be applied, the Administrative Agent may (to the fullest extent permitted by mandatory pro visions of applicable Law), but shall not be obligated to, elect to distribute such funds to each of the Lenders in accordance with such Lender’s Pro Rata Share of the Outstanding Amount of all Loans out standing at such time in repayment or prepayment of such of the outstanding Loans or other Obligations then owing to such Lender. Section 2.13 Sharing of Payments. If, other than as expressly provided elsewhere herein, any Lender shall obtain payment in respect of any principal or interest on account of the Loans made by it any payment (whether voluntary, involun tary, through the exercise of any right of setoff, or otherwise) in excess of its ratable share (or other share contemplated hereunder) thereot such Lender shall immediately (a) notify the Administrative Agent of such fact, and (b) purchase from the other Lenders such participations in the Loans made by them as shall be necessary to cause such purchasing Lender to share the excess payment in respect of any principal or interest on such Loans or such participations, as the case may be, pro rata with each of them; provided that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender under any of the circumstances described in Section 10.06 (including pursuant to any settlement entered into by the purchasing Lender in its discretion), such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender’s ratable share (according to the proportion of (i) the amount of such paying Lender’s required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recov ered, without further interest thereon. For avoidance of doubt, the provisions of this paragraph shall not be construed to apply to (A) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement as in effect from time to time or (B) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or par ticipant permitted hereunder. The Borrower agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by applicable Law, exercise all its rights of payment (including the right of setoff, but subject to Section 10.09) with respect to such participation as fully as if -77-

such Lender were the direct creditor of the Borrower in the amount of such participation. The Adminis trative Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this Section 2.13 and will in each case notify the Lenders following any such purchases or repayments. Each Lender that purchases a participation pursuant to this Section 2.13 shall from and after such purchase have the right to give all notices, requests, demands, directions and other communications under this Agreement with respect to the portion of the Obligations purchased to the same extent as though the purchasing Lender were the original owner of the Obligations purchased. Section 2.14 Incremental Credit Extensions. (a) Incremental Commitments. The Borrower may at any time or from time to time after the Closing Date, by notice to the Administrative Agent (an “Incremental Loan Request”), request one or more new commitments which may be in the same Facility as any outstanding Term Loans (a “Term Loan Increase”) or a new Class of term loans (collectively with any Term Loan Increase, the “Incre mental Commitments”), whereupon the Administrative Agent shall promptly deliver a copy to each of the Lenders. (b) Incremental Loans. Any Incremental Term Loans effected through the establishment of new Term Loans made on an Incremental Facility Closing Date shall be designated a separate Class of Incremental Term Loans for all purposes of this Agreement. On any Incremental Facility Closing Date on which any Incremental Commitments of any Class are effected (including through any Term Loan In- crease), subject to the satisfaction of the terms and conditions in this Section 2.14, (i) each Incremental Lender of such Class shall make a Loan to the Borrower (an “Incremental Term Loan”) in an amount equal to its Incremental Commitment of such Class and (ii) each Incremental Lender of such Class shall become a Lender hereunder with respect to the Incremental Commitment of such Class and the Incremen tal Term Loans of such Class made pursuant thereto. Notwithstanding the foregoing, Incremental Term Loans may have identical terms to any of the Term Loans and be treated as the same Class as any of such Term Loans. (c) Incremental Loan Request. Each Incremental Loan Request from the Borrower pursuant to this Section 2.14 shall set forth the requested amount and proposed terms of the relevant Incremental Term Loans. Incremental Term Loans may be made by any existing Lender (but each existing Lender will not have an obligation to make any Incremental Commitment, nor will the Borrower have any obliga tion to approach any existing lenders to provide any Incremental Commitment) or by any other bank or other financial institution (any such other bank or other financial institution being called an “Additional Lender”) (each such existing Lender or Additional Lender providing such, an “Incremental Lender”); provided that the Administrative Agent shall have consented (not to be unreasonably withheld or delayed) to such Lender’s or Additional Lender’s making such Incremental Term Loans to the extent such consent, if any, would be required under Section 10.07(b) for an assignment of Loans to such Lender or Additional Lender. (d) Effectiveness ofIncremental Amendment. The effectiveness of any Incremental Amend ment, and the Incremental Commitments thereunder, shall be subject to the satisfaction on the date there of (the “Incremental Facility Closing Date”) of each of the following conditions: (i) no Default or Event of Default shall exist after giving effect to such Incremental Commitments and Incremental Loans made pursuant thereto on the Incremental Facility Closing Date; -78-

(ii) after giving effect to such Incremental Commitments, the conditions of Sec tion 4.02(i) shall be satisfied (it being understood that all references to “the date of such Credit Extension” or similar language in such Section 4.02(i) shall be deemed to refer to the effective date of such Incremental Amendment); provided that for purposes of satisfying Section 4.02(1), only the Specified Representations shall be required to be true and correct to the extent the pro ceeds of such Incremental Loans are used to consummate a Permitted Acquisition; (iii) the Borrower and its Restricted Subsidiaries shall be in compliance with the cov enants set forth in Section 7.11, determined on a Pro Forma Basis as of the Incremental Facility Closing Date and the last day of the most recently ended Test Period (or, if no Test Period cited in Section 7.11 has passed, the covenants in Section 7.11 for the first Test Period cited in such Sec tion shall be satisfied as of the last four quarters ended), in each case, as if any Incremental Term Loans available under such Incremental Commitments had been outstanding on the last day of such fiscal quarter of the Borrower for testing compliance therewith; (iv) each Incremental Term Commitment shall be in an aggregate principal amount that is not less than $15,000,000 and shall be in an increment of $1,000,000 (provided that such amount may be less than $15,000,000 if such amount represents all remaining availability under the limit set forth in the following clause (vfl; and (v) the aggregate amount of the Incremental Term Loans incurred after the Amend ment No. 2 Effective Date shall not exceed (A) (1) $2250,000,000 minus (2) the aggregate amount of all secured Permitted Ratio Debt incurred by the Borrower and its Restricted Subsidi aries pursuant to Section 7.03(s) minus (3) the aggregate amount of incremental commitments that shall have become effective under the ABL Facility after the Closing Date and (BAmend ment No. 2 Effective Date. (B~ all voluntary prepayments of Term Loans and all voluntary per manent commitment reductions of the ABL Facili that are not in each case financed with the proceeds of any Indebtedness and (C) an additional amount of Incremental Term Loans so long as the Consolidated First Lien Net Leverage Ratio is no more than 4.00 to 1.00 as of the last day of the most recently ended period of four fiscal quarters of the Borrower for which financial state ments are internally available, determined on the applicable Incremental Facility Closing Date, after giving effect to any such incurrence on a Pro Forma Basis, and excluding from clause (x) of the definition of Consolidated First Lien Net Leverage Ratio the cash proceeds of any such In cremental Term Loans. (e) Required Terms. The terms, provisions and documentation of the Incremental Term Loans and Incremental Commitments of any Class shall be as agreed between the Borrower and the ap plicable Incremental Lenders providing such Incremental Commitments, and except as otherwise set forth herein, to the extent not identical to the Term Loans existing on the Incremental Facility Closing Date, shall be reasonably satisfactory to Administrative Agent. In any event: (i) the Incremental Term Loans: (A) shall (x) rank pan passu in right of payment and of security with and (y) have the same Guarantees as the Term Loans, (B) shall not mature earlier than the Latest Maturity Date of any Term Loans outstanding at the time of incurrence of such Incremental Term Loans,

(C) shall have a Weighted Average Life to Maturity not shorter than the re maining Weighted Average Life to Maturity of then-existing Term Loans, (D) shall have an Applicable Rate, and subject to clauses (e)(i)(B) and (e)(i)(C) above and clause (e)(iii) below, amortization determined by the Borrower and the applicable Incremental Lenders, and (E) the Incremental Term Loans may participate on a pro rata basis or less than pro rata basis (but not on a greater than pro rata basis) in any voluntary or mandatory prepayments of Term Loans hereunder, as specified in the applicable Incremental Amendment; (ii) [Reserved]; (iii) the amortization schedule (subject to clause (0(C) above) applicable to any In cremental Loans and the All-In Yield applicable to the Incremental Term Loans of each Class shall be determined by the Borrower and the applicable new Lenders and shall be set forth in each applicable Incremental Amendment; provided, however, that with respect to any Loans made un der Incremental Commitments, the All-In Yield applicable to such Incremental Term Loans shall not be greater than the applicable All-In Yield payable pursuant to the terms of this Agreement as amended through the date of such calculation with respect to outstanding Term Loans plus 50 ba sis points per annum unless the Applicable Rate (together with, as provided in the proviso below, the Eurocurrency floor or Base Rate floor) with respect to the Term Loans is increased so as to cause the then applicable All-In Yield under this Agreement on each outstanding Class of Term Loans to equal the All-In Yield then applicable to the Incremental Term Loans minus 50 basis points; provided that any increase in All-In Yield to any existing Term Loan due to the applica tion of a Eurocurrency floor or Base Rate floor higher than 1.2500% or 2.2500%, respectively, on any Incremental Term Loan shall be effected solely through an increase in (or implementation of; as applicable) any Eurocurrency floor or Base Rate floor applicable to such existing Term Loan. (t) IncrernentalAmendment. Commitments in respect of Incremental Term Loans shall be come Commitments under this Agreement pursuant to an amendment (an “Incremental Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the Borrower, each Incre mental Lender providing such Commitments and the Administrative Agent. The Incremental Amend ment may, without the consent of any other Loan Party, Agent or Lender, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.14. The Borrow er will use the proceeds of the Incremental Term Loans for any purpose not prohibited by this Agreement. No Lender shall be obligated to provide any Incremental Term Loans, unless it so agrees. (g) [Reserved]. (h) This Section 2.14 shall supersede any provisions in Section 2.13 or 10.01 to the contrary. Section 2.15 Refinancing Amendments. (a) On one or more occasions after the Closing Date, the Borrower may obtain, from any Lender or any Additional Refinancing Lender, Credit Agreement Refinancing Indebtedness in respect of all or any portion of the Term Loans then outstanding under this Agreement (which for purposes of this clause (a) will be deemed to include any then outstanding Other Term Loans or Incremental Term Loans) -80-

in the form of Other Term Loans or Other Term Loan Commitments pursuant to a Refinancing Amend ment. (b) The effectiveness of any Refinancing Amendment shall be subject to the satisfaction on the date thereof of each of the conditions set forth in Section 4.02 and, to the extent reasonably requested by the Administrative Agent, receipt by the Administrative Agent of (i) customary legal opinions, board resolutions and officers’ certificates consistent with those delivered on the Closing Date other than chang es to such legal opinion resulting from a change in law, change in fact or change to counsel’s form of opinion reasonably satisfactory to the Administrative Agent and (ii) reaffirmation agreements and/or such amendments to the Collateral Documents as may be reasonably requested by the Administrative Agent in order to ensure that such Credit Agreement Refinancing Indebtedness is provided with the benefit of the applicable Loan Documents. (c) Each issuance of Credit Agreement Refinancing Indebtedness under Section 2.15(a) shall be in an aggregate principal amount that is (x) not less than $15,000,000 and (y) an integral multiple of $1,000,000 in excess thereof. (d) Each of the parties hereto hereby agrees that this Agreement and the other Loan Docu ments may be amended pursuant to a Refinancing Amendment, without the consent of any other Lenders, to the extent (but only to the extent) necessary to (i) reflect the existence and terms of the Credit Agree ment Refinancing Indebtedness incurred pursuant thereto and (ii) make such other changes to this Agree ment and the other Loan Documents consistent with the provisions and intent of the third paragraph of Section 10.01 (without the consent of the Required Lenders called for therein) and (iii) effect such other amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.15, and the Required Lenders hereby expressly authorize the Administrative Agent to enter into any such Refinancing Amendment. Section 2.16 Extension of Term Loans. (a) Extension of Term Loans. The Borrower may at any time and from time to time request that all or a portion of the Term Loans of a given Class (each, an “Existing Term Loan Tranche”) be amended to extend the scheduled maturity date(s) with respect to all or a portion of any principal amount of such Term Loans (any such Term Loans which have been so amended, “Extended Term Loans”) and to provide for other terms consistent with this Section 2.16. In order to establish any Extended Term Loans, the Borrower shall provide a notice to the Administrative Agent (who shall provide a copy of such notice to each of the Lenders under the applicable Existing Term Loan Tranche) (each, a “Term Loan Extension Request”) setting forth the proposed terms of the Extended Term Loans to be established, which shall (x) be identical as offered to each Lender under such Existing Term Loan Tranche (including as to the proposed interest rates and fees payable) and offered pro rata to each Lender under such Existing Term Loan Tranche and (y) be identical to the Term Loans under the Existing Term Loan Tranche from which such Extended Term Loans are to be amended, except that: (i) all or any of the scheduled amorti zation payments of principal of the Extended Term Loans may be delayed to later dates than the sched uled amortization payments of principal of the Term Loans of such Existing Term Loan Tranche, to the extent provided in the applicable Extension Amendment; provided, however, that at no time shall there be Classes of Term Loans hereunder (including Refinancing Term Loans and Extended Term Loans) which have more than four (4) different Maturity Dates; (ii) the Effective Yield with respect to the Extended Term Loans (whether in the form of interest rate margin, upfront fees, original issue discount or other wise) may be different than the Effective Yield for the Term Loans of such Existing Term Loan Tranche, in each case, to the extent provided in the applicable Extension Amendment; (iii) the Extension Amend- -81-

ment may provide for other covenants and terms that apply solely to any period after the Latest Maturity Date that is in effect on the effective date of the Extension Amendment (immediately prior to the establishment of such Extended Term Loans); and (iv) Extended Term Loans may have call protection as may be agreed by the Borrower and the Lenders thereof; *provided* that no Extended Term Loans may be optionally prepaid prior to the date on which all Term Loans with an earlier final stated maturity (including Term Loans under the Existing Term Loan Tranche from which they were amended) are repaid in full, unless such optional prepayment is accompanied by a pro rata optional prepayment of such other Term Loans; *provided, however*, that (A) no Default shall have occurred and be continuing at the time a Term Loan Extension Request is delivered to Lenders, (B) in no event shall the final maturity date of any Extended Term Loans of a given Term Loan Extension Series at the time of establishment thereof be earlier than the then Latest Maturity Date of any other Term Loans hereunder, (C) the Weighted Average Life to Maturity of any Extended Term Loans of a given Term Loan Extension Series at the time of establishment thereof shall be no shorter (other than by virtue of amortization or prepayment of such Indebtedness prior to the time of incurrence of such Extended Term Loans) than the remaining Weighted Average Life to Maturity of any Existing Term Loan Tranche, (D) any such Extended Term Loans (and the Liens securing the same) shall be permitted by the terms of the Intercreditor Agreements (to the extent any Intercreditor Agreement is then in effect), (E) all documentation in respect of such Extension Amendment shall be consistent with the foregoing and (F) any Extended Term Loans may participate on a pro rata basis or less than a pro rata basis (but not greater than a pro rata basis) in any voluntary or mandatory repayments or prepayments hereunder, in each case as specified in the respective Term Loan Extension Request. Any Extended Term Loans amended pursuant to any Term Loan Extension Request shall be designated a series (each, a "**Term Loan Extension Series**") of Extended Term Loans for all purposes of this Agreement; *provided* that any Extended Term Loans amended from an Existing Term Loan Tranche may, to the extent provided in the applicable Extension Amendment, be designated as an increase in any previously established Term Loan Extension Series with respect to such Existing Term Loan Tranche. Each Term Loan Extension Series of Extended Term Loans incurred under this Section 2.16 shall be in an aggregate principal amount that is not less than $35,000,000.

(b) [Reserved].

(c) *Extension Request.* The Borrower shall provide the applicable Term Loan Extension Request at least five (5) Business Days prior to the date on which Lenders under the Existing Term Loan Tranche are requested to respond, and shall agree to such procedures, if any, as may be established by, or acceptable to, the Administrative Agent, in each case acting reasonably to accomplish the purposes of this Section 2.16. No Lender shall have any obligation to agree to have any of its Term Loans of any Existing Term Loan Tranche amended into Extended Term Loans pursuant to any Term Loan Extension Request. Any Lender holding a Loan under an Existing Term Loan Tranche (each, an "**Extending Term Lender**") wishing to have all or a portion of its Term Loans under the Existing Term Loan Tranche subject to such Term Loan Extension Request amended into Extended Term Loans shall notify the Administrative Agent (each, an "**Extension Election**") on or prior to the date specified in such Term Loan Extension Request of the amount of its Term Loans under the Existing Term Loan Tranche which it has elected to request be amended into Extended Term Loans (subject to any minimum denomination requirements imposed by the Administrative Agent). In the event that the aggregate principal amount of Term Loans under the Existing Term Loan Tranche in respect of which applicable Term Lenders shall have accepted the relevant Term Loan Extension Request exceeds the amount of Extended Term Loans requested to be extended pursuant to the Term Loan Extension Request, Term Loans subject to Extension Elections shall be amended to Extended Term Loans on a pro rata basis (subject to rounding by the Administrative Agent, which shall be conclusive) based on the aggregate principal amount of Term Loans included in each such Extension Election.

-82-

(d) Extension Amendment. Extended Term Loans shall be established pursuant to an amendment (each, a “Extension Amendment”) to this Agreement among the Borrower, the Administra tive Agent and each Extending Term Lender providing an Extended Term Loan thereunder, which shall be consistent with the provisions set forth in Section 2.16(a) above, respectively (but which shall not re quire the consent of any other Lender). The effectiveness of any Extension Amendment shall be subject to the satisfaction on the date thereof of each of the conditions set forth in Section 4.02 and, to the extent reasonably requested by the Administrative Agent, receipt by the Administrative Agent of (i) legal opin ions, board resolutions and officers’ certificates consistent with those delivered on the Closing Date other than changes to such legal opinion resulting from a change in law, change in fact or change to counsel’s form of opinion reasonably satisfactory to the Administrative Agent and (ii) reaffirmation agreements and/or such amendments to the Collateral Documents as may be reasonably requested by the Administra tive Agent in order to ensure that the Extended Term Loans are provided with the benefit of the applicable Loan Documents. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Extension Amendment. Each of the parties hereto hereby agrees that this Agreement and the other Loan Documents may be amended pursuant to an Extension Amendment, without the consent of any oth er Lenders, to the extent (but only to the extent) necessary to (i) reflect the existence and terms of the Ex tended Term Loans incurred pursuant thereto, (ii) modify the scheduled repayments set forth in Sec tion 2.07 with respect to any Existing Term Loan Tranche subject to an Extension Election to reflect a reduction in the principal amount of the Term Loans thereunder in an amount equal to the aggregate prin cipal amount of the Extended Term Loans amended pursuant to the applicable Extension (with such amount to be applied ratably to reduce scheduled repayments of such Term Loans required pursuant to Section 2.07), (iii) modify the prepayments set forth in Section 2.05 to reflect the existence of the Extend ed Term Loans and the application of prepayments with respect thereto, (iv) make such other changes to this Agreement and the other Loan Documents consistent with the provisions and intent of the second paragraph of Section 10.01 (without the consent of the Required Lenders called for therein) and (v) effect such other amendments to this Agreement and the other Loan Documents as may be necessary or appro priate, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.16, and the Required Lenders hereby expressly authorize the Administrative Agent to enter into any such Extension Amendment. (e) No conversion of Loans pursuant to any Extension in accordance with this Section 2.16 shall constitute a voluntary or mandatory payment or prepayment for purposes of this Agreement. ARTICLE III. TAXES. INCREASED COSTS PROTECTION AND ILLEGALITY Section 3.01 Taxes. (a) Except as provided in this Section 3.01, any and all payments made by or on account of the Borrower (the term Borrower under Article III being deemed to include any Subsidiary for whose ac count a Letter of Credit is issued) or any Guarantor under any Loan Document shall be made free and clear of and without deduction for any Taxes. If the Borrower, any Guarantor or other applicable with holding agent shall be required by any Laws to deduct any Taxes from or in respect of any sum payable under any Loan Document to any Agent or any Lender, (i) if the Tax in question is an Indemnified Tax or Other Tax, the sum payable by the Borrower or applicable Guarantor shall be increased as necessary so that after all required deductions have been made (including deductions applicable to additional sums payable under this Section 3.01), each of such Agent and such Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) the applicable withholding agent shall make such deductions, (iii) the applicable withholding agent shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Laws, and (iv) within thirty -83-

(30) days after the date of such payment (or, if receipts or evidence are not available within thirty (30) days, as soon as possible thereafter), if the Borrower or any Guarantor is the applicable withholding agent, it shall furnish to such Agent or Lender (as the case may be) the original or a copy of a receipt evi dencing payment thereof or other evidence acceptable to such Agent or Lender. (b) In addition, the Borrower agrees to pay any and all present or future stamp, court or doc umentary Taxes and any other excise, property, intangible or mortgage recording Taxes, imposed by any Governmental Authority, which arise from the execution, delivery, performance, enforcement or registra tion of; or otherwise with respect to, any Loan Document excluding, in each case, any such Tax imposed as a result of an Agent or Lender’s Assignment and Assumption, grant of a participation, transfer or as signment to or designation of a new applicable Lending Office or other office for receiving payments un der any Loan Document (collectively, “Assignment Taxes”) (except for Assignment Taxes resulting from an assignment, participation, etc., that is requested or required in writing by Borrower), but only to the extent such Assignment Taxes are imposed as a result of a connection between the assignor, assignee, participating lender or Participant (as applicable) and the jurisdiction imposing such Assignment Taxes (other than any connection arising solely from executing, delivering, being a party to, engaging in any transaction pursuant to, performing obligations under, receiving payments under, and/or enforcing, any Loan Document) (all such non-excluded Taxes described in this Section 3.01(b) being hereinafter referred to as “Other Taxes”). (c) Without duplication of any amounts paid or to be paid pursuant to Section 3.0 1(a), the Borrower and each Guarantor agree to indenmify each Agent and each Lender for (i) the full amount of Indemnified Taxes imposed on or with respect to any amounts paid by or on account of the Borrower or any Guarantor under any Loan Document and Other Taxes payable by such Agent or such Lender and (ii) any expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legal ly imposed or asserted by the Govermnental Authority. A certificate as to the amount of such payment or liability prepared in good faith and delivered by such Agent or Lender (or by an Agent on behalf of such Lender), accompanied by a written statement thereof setting forth in reasonable detail the basis and calcu lation of such amounts shall be conclusive absent manifest error. (d) Each Lender and Agent shall, at such times as are reasonably requested by the Borrower or the Administrative Agent, provide the Borrower and the Administrative Agent with any documentation prescribed by Law or reasonably requested by the Borrower or the Administrative Agent certifying as to any entitlement of such Lender to an exemption from, or reduction in, withholding Tax with respect to any payments to be made to such Lender under the Loan Documents. Each such Lender and Agent shall, whenever a lapse in time or change in circumstances renders such documentation obsolete, invalid or in accurate in any material respect, deliver promptly and on or before the date such documentation expires, becomes obsolete, invalid or inaccurate to the Borrower and the Administrative Agent updated or other appropriate documentation (including any new documentation reasonably requested by the Borrower or the Administrative Agent) or promptly notify the Borrower and the Administrative Agent in writing of its inability to do so. Unless the applicable withholding agent has received forms or other documents satis factory to it indicating that payments under any Loan Document to or for a Lender are not subject to withholding Tax or are subject to such Tax at a rate reduced by an applicable tax treaty, the applicable withholding agent shall withhold amounts required to be withheld by applicable Law from such payments at the applicable statutory rate. Notwithstanding any other provision of this clause (d), a Lender shall not be required to deliver any documentation pursuant to this clause (d) that such Lender is not legally eligi ble to deliver. Without limiting the foregoing: (i) Each Lender that is a United States person (as defined in Section 7701(a)(30) of the Code) shall deliver to the Borrower and the Administrative Agent on or before the date on -84-

which it becomes a party to this Agreement two properly completed and duly signed original cop ies of Internal Revenue Service Form W-9 certif~’ing that such Lender is exempt fiom federal backup withholding. (ii) Each Lender that is not a United States person (as defined in Section 7701(a)(30) of the Code) shall deliver to the Borrower and the Administrative Agent on or before the date on which it becomes a party to this Agreement (and from time to time thereafter upon the request of the Borrower or the Administrative Agent) whichever of the following is applicable: (A) two properly completed and duly signed original copies of Internal Rev enue Service Form W-8BEN (or any successor forms) claiming eligibility for the benefits of an income tax treaty to which the United States is a party, and such other documenta tion as required under the Code, (B) two properly completed and duly signed original copies of Internal Rev enue Service Form W-8ECI (or any successor forms), (C) in the case of a Lender claiming the benefits of the exemption for portfo lio interest under Section 881(c) of the Code, (A) a certificate substantially in the form of Exhibit I hereto (any such certificate a “United States Tax Compliance Certificate”) and (B) two properly completed and duly signed original copies of Internal Revenue Ser vice Form W-8BEN (or any successor forms), or (D) to the extent a Lender is not the beneficial owner (for example, where the Lender is a partnership, or is a Lender that has transferred its beneficial interest to a Par ticipant or SPC), Internal Revenue Service Form W-8IMY (or any successor forms) of the Lender, accompanied by a Form W-8ECI, W-8BEN, United States Tax Compliance Certificate, Form W-9, Form W-8IMY or any other required information from each bene ficial owner, as applicable (provided that, if the Lender is a partnership and not a partici pating Lender (or Lender transferring to an SPC) and one or more beneficial owners are claiming the portfolio interest exemption, the United States Tax Compliance Certificate may be provided by such Lender on behalf of such beneficial owner(s)). (iii) Each Agent that is a United States person (as defined in Section 7701(a)(30)) of the Code) shall deliver to the Borrower and the Administrative Agent two properly completed and duly signed original copies of Internal Revenue Service Form W-9 with respect to fees received on its own behalf, certi~ing that such Agent is exempt from U.S. federal backup withholding. Each Agent that is not a United States person (as defined in Section 770 l(a)(30) of the Code) shall deliver to the Borrower and the Administrative Agent two properly completed and duly signed original copies of Internal Revenue Service Form W-8ECI with respect to fees received on its own behalf (e) If a payment made to any Person under any Loan Document would be subject to U.S. federal withholding tax imposed by FATCA if such Person were to fail to comply with the applicable re porting requirements of FATCA, such Person shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by Laws and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable Laws and such additional doc umentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA, to determine -85-

whether such Person has or has not complied with such Person’s obligations under FATCA and, if neces san’, to determine the amount to deduct and withhold from such payment. (f) Any Lender or Agent claiming any additional amounts payable pursuant to this Sec tion 3.01 shall use its reasonable efforts to mitigate or reduce the additional amounts payable, which rea sonable efforts may include a change in the jurisdiction of its Lending Office (or any other measures rea sonably requested by the Borrower) if such a change or other measures would reduce any such additional amounts (or any similar amount that may thereafter accrue) and would not, in the sole determination of such Lender, result in any unreimbursed cost or expense or be otherwise disadvantageous to such Lender. (g) If any Lender or Agent determines, in its sole discretion, that it has received a refund in respect of any Indemnified Taxes or Other Taxes as to which indemnification or additional amounts have been paid to it by a Loan Party pursuant to this Section 3.01, it shall promptly remit such refund to such Loan Party (but only to the extent of indemnification or additional amounts paid by the Loan Party under this Section 3.01 with respect to the Indemnified Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses (including any Taxes) of the Lender or Agent, as the case may be, and without interest (other than any interest paid by the relevant taxing authority with respect to such refund net of any Taxes payable by any Agent or Lender on such interest); provided that the Loan Parties, upon the request of the Lender or Agent, as the case may be, agree promptly to return such refund (plus any penalties, in terest or other charges imposed by the relevant taxing authority) to such party in the event such party is required to repay such refund to the relevant taxing authority. This Section shall not be construed to re quire any Agent or any Lender to make available its tax returns (or any other information relating to Tax es that it deems confidential) to the Borrower or any other person. Section 3.02 Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund Eurocurrency Rate Loans, or to determine or charge interest rates based upon the Eurocurrency Rate, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, any obligation of such Lender to make or continue Eurocurrency Rate Loans or to convert Base Rate Loans to Eurocur rency Rate Loans shall be suspended until such Lender notifies the Administrative Agent and the Bor rower that the circumstances giving rise to such determination no longer exist. Upon receipt of such no tice, the Borrower shall upon demand from such Lender (with a copy to the Administrative Agent), pre pay or, if applicable, convert all applicable Eurocurrency Rate Loans of such Lender to Base Rate Loans, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurocurrency Rate Loans to such day, or promptly, if such Lender may not lawfully continue to maintain such Eurocurrency Rate Loans. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted and all amounts due, if any, in connection with such prepayment or conversion under Section 3.05. Each Lender agrees to designate a different Lending Office if such designation will avoid the need for such notice and will not, in the good faith judgment of such Lender, otherwise be materially disadvantageous to such Lender. Section 3.03 Inability to Determine Rates. If the Required Lenders determine that for any reason adequate and reasonable means do not exist for determining the applicable Eurocurrency Rate for any requested Interest Period with respect to a pro posed Eurocurrency Rate Loan, or that the Eurocurrency Rate for any requested Interest Period with re spect to a proposed Eurocurrency Rate Loan does not adequately and fairly reflect the cost to such Lend ers of funding such Loan, or that Dollar deposits are not being offered to banks in the London interbank -86-

eurodollar, or other applicable, market for the applicable amount and the Interest Period of such Eurocur rency Rate Loan, the Administrative Agent will promptly so noti& the Borrower and each Lender. Thereafter, the obligation of the Lenders to make or maintain Eurocurrency Rate Loans shall be suspend ed until the Administrative Agent (upon the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of; conver sion to or continuation of such Eurocurrency Rate Loans or, failing that, will be deemed to have convert ed such request, if applicable, into a request for a Borrowing of Base Rate Loans in the amount specified therein. Section 3.04 Increased Cost and Reduced Return; Capital Adequacy; Eurocurrency Rate Loan Reserves. (a) If any Lender reasonably determines that as a result of the introduction of or any change in or in the interpretation of any Law, in each case after the Closing Date, or such Lender’s compliance therewith, there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining any Eurocurrency Rate Loans, or a reduction in the amount received or receivable by such Lender in connection with any of the foregoing (excluding for purposes of this Section 3.04(a) any such increased costs or reduction in amount resulting from (0(x) any Indemnified Taxes or Other Taxes in demnified pursuant to Section 3.01, (y) any Taxes excluded from the definition of Indemnified Taxes (other than Taxes excluded under clause (ii) thereof) or Other Taxes or (z) any Taxes that are not im posed on or in respect of its loans, loan principal, interest or other payments, letters of credit, commit ments or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto, or (ii) reserve requirements contemplated by Section 3.04(c)) and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining the Eurocurrency Rate Loan (or of maintaining its obligations to make any Loan), or to reduce the amount of any sum received or receivable by such Lender, then from time to time within fifteen (15) days after demand by such Lender setting forth in rea sonable detail such increased costs (with a copy of such demand to the Administrative Agent given in ac cordance with Section 3.06), the Borrower shall pay to such Lender such additional amounts as will com pensate such Lender for such increased cost or reduction. Notwithstanding anything herein to the contra ry, for all purposes under this Agreement (including Section 3.04(b)), (x) the Dodd-Frank Wall Street Re form and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for In ternational settlements, the Basel Committee on Banking Supervision (or any successor or similar au thority) or the United States regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a change in Law, regardless of the date enacted, adopted or issued. (b) If any Lender determines that the introduction of any Law regarding capital adequacy or any change therein or in the interpretation thereof; in each case after the Closing Date, or compliance by such Lender (or its Lending Office) therewith, has the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender’s obligations hereunder (taking into consideration its policies with respect to capital adequacy and such Lender’s de sired return on capital), then from time to time upon demand of such Lender setting forth in reasonable detail the charge and the calculation of such reduced rate of return (with a copy of such demand to the Administrative Agent given in accordance with Section 3.06), the Borrower shall pay to such Lender such additional amounts as will compensate such Lender for such reduction within fifteen (15) days after re ceipt of such demand. (c) The Borrower shall pay to each Lender, (i) as long as such Lender shall be required to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency funds or de posits, additional interest on the unpaid principal amount of each applicable Eurocurrency Rate Loan of -87-

the Borrower equal to the actual costs of such reserves allocated to such Loan by such Lender (as deter mined by such Lender in good faith, which determination shall be conclusive in the absence of manifest error), and (ii) as long as such Lender shall be required to comply with any reserve ratio requirement or analogous requirement of any other central banking or financial regulatory authority imposed in respect of the maintenance of the Commitments or the funding of any Euroeurrency Rate Loans of the Borrower, such additional costs (expressed as a percentage per annum and rounded upwards, if necessary, to the nearest five decimal places) equal to the actual costs allocated to such Commitment or Loan by such Lender (as determined by such Lender in good faith, which determination shall be conclusive absent man ifest error) which in each case shall be due and payable on each date on which interest is payable on such Loan, provided the Borrower shall have received at least fifteen (15) days’ prior notice (with a copy to the Administrative Agent) of such additional interest or cost from such Lender. If a Lender fails to give no tice fifteen (15) days prior to the relevant Interest Payment Date, such additional interest or cost shall be due and payable fifteen (15) days from receipt of such notice. (d) Failure or delay on the part of any Lender to demand compensation pursuant to this Sec tion 3.04 shall not constitute a waiver of such Lender’s right to demand such compensation. (e) If any Lender requests compensation under this Section 3.04, then such Lender will, if requested by the Borrower, use commercially reasonable efforts to designate another Lending Office for any Loan or Letter of Credit affected by such event; provided that such efforts are made on terms that, in the reasonable judgment of such Lender, cause such Lender and its Lending Office(s) to suffer no materi al economic, legal or regulatory disadvantage, and provided, further, that nothing in this Section 3.04(e) shall affect or postpone any of the Obligations of the Borrower or the rights of such Lender pursuant to Section 3.04(a), (b), (c) or (d). Section 3.05 Funding Losses. Upon written demand of any Lender (with a copy to the Administrative Agent) from time to time, which demand shall set forth in reasonable detail the basis for requesting such amount, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense ac tually incurred by it as a result of: (a) any continuation, conversion, payment or prepayment of any Eurocurrency Rate Loan of the Borrower on a day other than the last day of the Interest Period for such Loan; or (b) any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Eurocurrency Rate Loan of the Borrow er on the date or in the amount notified by the Borrower; including any loss or expense (excluding loss of anticipated profits) arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the depos its from which such funds were obtained. Section 3.06 Matters Applicable to All Requests for Compensation. (a) Any Agent or any Lender claiming compensation under this Article III shall deliver a cer tificate to the Borrower setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, such Agent or such Lender may use any reasonable averaging and attribution methods. -88-

(b) With respect to any Lender’s claim for compensation under Section 3.01, 3.02, 3.03 or 3.04, the Borrower shall not be required to compensate such Lender for any amount incurred more than one hundred and eighty (180) days prior to the date that such Lender notifies the Borrower of the event that gives rise to such claim; provided that, if the circumstance giving rise to such claim is retroactive, then such 180-day period referred to above shall be extended to include the period of retroactive effect thereof If any Lender requests compensation by the Borrower under Section 3.04, the Borrower may, by notice to such Lender (with a copy to the Administrative Agent), suspend the obligation of such Lender to make or continue from one Interest Period to another applicable Eurocurrency Rate Loan, or, if applica ble, to convert Base Rate Loans into Eurocurrency Rate Loan, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 3.06(c) shall be applicable); provided that such suspension shall not affect the right of such Lender to receive the compensation so re quested. (c) If the obligation of any Lender to make or continue any Eurocurrency Rate Loan, or to convert Base Rate Loans into Eurocurrency Rate Loans shall be suspended pursuant to Section 3.06(b) hereot such Lender’s applicable Eurocurrency Rate Loans shall be automatically converted into Base Rate Loans (or, if such conversion is not possible, repaid) on the last day(s) of the then current Interest Period(s) for such Eurocurrency Rate Loans (or, in the case of an immediate conversion required by Sec tion 3.02, on such eariier date as required by Law) and, unless and until such Lender gives notice as pro vided below that the circumstances specified in Section 3.02, 3.03 or 3.04 hereof that gave rise to such conversion no longer exist: (i) to the extent that such Lender’s Eurocurrency Rate Loans have been so convert ed, all payments and prepayments of principal that would otherwise be applied to such Lender’s applicable Eurocurrency Rate Loans shall be applied instead to its Base Rate Loans; and (ii) all Loans that would otherwise be made or continued from one Interest Period to another by such Lender as Eurocurrency Rate Loans shall be made or continued instead as Base Rate Loans (if possible), and all Base Rate Loans of such Lender that would otherwise be con verted into Eurocurrency Rate Loans shall remain as Base Rate Loans. (d) If any Lender gives notice to the Borrower (with a copy to the Administrative Agent) that the circumstances specified in Section 3.02, 3.03 or 3.04 hereof that gave rise to the conversion of any of such Lender’s Eurocurrency Rate Loans pursuant to this Section 3.06 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurocurrency Rate Loans made by other Lenders under the applicable Facility are outstanding, if applicable, such Lender’s Base Rate Loans shall be automatically converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurocurrency Rate Loans, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding Eurocurrency Rate Loans under such Facility and by such Lender are held pro rata (as to principal amounts, interest rate basis, and Interest Periods) in accordance with their respective Commitments for the applicable Facility. Section 3.07 Replacement of Lenders under Certain Circumstances. (a) If at any time (i) the Borrower becomes obligated to pay additional amounts or indemnity payments described in Section 3.01 or 3.04 as a result of any condition described in such Sections or any Lender ceases to make any Eurocurrency Rate Loans as a result of any condition described in Sec tion 3.02 or Section 3.04 or (ii) any Lender becomes a Non-Consenting Lender, then the Borrower may, on ten (10) Business Days’ prior written notice to the Administrative Agent and such Lender, (x) replace such Lender by causing such Lender to (and such Lender shall be obligated to) assign pursuant to Sec -89-

tion 10.07(b) (with the assigmnent fee to be paid by the Borrower in such instance) all of its rights and obligations under this Agreement (in respect of any applicable Facility only in the case of clause (i) or, with respect to a Class vote, clause (ii)) to one or more Eligible Assignees; provided that neither the Ad ministrative Agent nor any Lender shall have any obligation to the Borrower to fmd a replacement Lender or other such Person; and provided,further, that (A) in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments and (B) in the case of any such assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable Eligible As signees shall have agreed to, and shall be sufficient (together with all other consenting Lenders) to cause the adoption of, the applicable departure, waiver or amendment of the Loan Documents; or (y) terminate the Commitment of such Lender and repay all Obligations of the Borrower owing to such Lender relating to the Loans and participations held by such Lender as of such termination date; provided that in the case of any such tennination of a Non-Consenting Lender such termination shall be sufficient (together with all other consenting Lenders) to cause the adoption of the applicable departure, waiver or amendment of the Loan Documents and such termination shall be in respect of any applicable facility only in the case of clause (i) or, with respect to a Class vote, clause (ii). (b) Any Lender being replaced pursuant to Section 3.07(a) above shall (i) execute and deliver an Assignment and Assumption with respect to such Lender’s applicable Commitment and outstanding Loans in respect thereof; and (ii) deliver any Term Notes evidencing such Loans to the Borrower or Ad ministrative Agent. Pursuant to such Assignment and Assumption, (A) the assignee Lender shall acquire all or a portion, as the case may be, of the assigning Lender’s Commitment and outstanding Loans, (B) all obligations of the Borrower owing to the assigning Lender relating to the Loans, Commitments and par ticipations so assigned shall be paid in full by the assignee Lender to such assigning Lender concurrently with such Assignment and Assumption and (C) upon such payment and, if so requested by the assignee Lender, delivery to the assignee Lender of the appropriate Term Note or Term Notes executed by the Bor rower, the assignee Lender shall become a Lender hereunder and the assigning Lender shall cease to con stitute a Lender hereunder with respect to such assigned Loans, Commitments and participations, except with respect to indemnification provisions under this Agreement, which shall survive as to such assigning Lender. In connection with any such replacement, if any such Non-Consenting Lender does not execute and deliver to the Administrative Agent a duly executed Assignment and Assumption reflecting such re placement within five (5) Business Days of the date on which the assignee Lender executes and delivers such Assignment and Assumption to such Non-Consenting Lender, then such Non-Consenting Lender shall be deemed to have executed and delivered such Assignment and Assumption without any action on the part of the Non-Consenting Lender. (c) [Reserved]. (d) In the event that (i) the Borrower or the Administrative Agent has requested that the Lenders consent to a departure or waiver of any provisions of the Loan Documents or agree to any amendment thereto, (ii) the consent, waiver or amendment in question requires the agreement of each af fected Lender or each Lender of a Class in accordance with the terms of Section 10.01 or all the Lenders with respect to a certain Class of the Loans and (iii) the Required Lenders (or, in the case of a consent, waiver or amendment involving all affected Lenders of a certain Class, the Required Class Lenders) have agreed to such consent, waiver or amendment, then any Lender who does not agree to such consent, waiver or amendment shall be deemed a “Non-Consenting Lender.” -90-

Section 3.08 Survival. All of the Loan Parties’ obligations under this Article ifi shall survive termination of the Aggre gate Commitments and repayment of all other Obligations hereunder. ARTICLE IV. CONDITIONS PRECEDENT TO CREDIT EXTENSIONS Section 4.01 Conditions to Initial Credit Extension. The obligation of each Lender to make a Credit Extension hereunder on the Closing Date is sub ject to satisfaction of the following conditions precedent, except as otherwise agreed between the Bor rower and the Administrative Agent: (a) The Administrative Agent’s receipt of the following, each of which shall be orig inals or pdf copies or other facsimiles (followed promptly by originals) unless otherwise speci fied, each properly executed by a Responsible Officer of the signing Loan Party each in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel: (i) a Committed Loan Notice in accordance with the requirements hereof; (ii) executed counterparts of this Agreement; (iii) a Term Note executed by the Borrower in favor of each Lender that has requested a Term Note at least two (2) Business Days in advance of the Closing Date; (iv) each Collateral Document set forth in Section 1.OlC of the Confidential Disclosure Letter required to be executed on the Closing Date as indicated on such schedule, duly executed by each Loan Party thereto, together with: (A) certificates, if any, representing the Pledged Equity referred to therein accompanied by undated stock powers executed in blank and instruments evidencing the Pledged Debt indorsed in blank; and (B) evidence that all other actions, recordings and filings required by the Collateral Documents that the Administrative Agent may deem reasonably necessary to satisfy the Collateral and Guarantee Requirement shall have been taken, completed or otherwise provided for in a manner reasonably satisfactory to the Administrative Agent; (v) such certificates of good standing (to the extent such concept exists) from the applicable secretary of state of the state of organization of each Loan Party, cer tificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably re quire evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the oth er Loan Documents to which such Loan Party is a party or is to be a party on the Closing Date; -91-

(vi) an opinion from Kirkland & Ellis LLP, New York counsel to the Loan Parties, substantially in the form of Exhibit N; (vii) [reserved); (viii) a solvency certificate from the chief financial officer, chief ac counting officer or other officer with equivalent duties of the Borrower (after giving ef fect to the Transactions) substantially in the form attached hereto as Exhibit D-2; (ix) certified copies of the Acquisition Agreement and schedules thereto, duly executed by the parties thereto, together with all material agreements, instruments and other documents delivered in connection therewith as the Administrative Agent shall rea sonably request, each including certification by a Responsible Officer of the Borrower that such documents are in full force and effect as of the Closing Date and that the condi tion specified in clause (c) below has been satisfied; and (x) copies of a recent Lien and judgment search in each jurisdiction reasona bly requested by the Administrative Agent with respect to the Loan Parties; provided, however, that, each of the requirements set forth in clause (iv) above, including the de livery of documents and instruments necessary to satis& the Collateral and Guarantee Require ment (except for the execution and delivery of the Security Agreement and to the extent that a Lien on such Collateral may be perfected (x) by the filing of a financing statement under the Uni fonn Commercial Code or (y) by the delivery of stock certificates of the Borrower and its wholly owned Material Domestic Subsidiaries other than any Unrestricted Subsidiaries) shall not consti tute conditions precedent to any Credit Extension on the Closing Date after the Borrower’s use of commercially reasonable efforts to provide such items on or prior to the Closing Date or without undue burden or expense if the Borrower agrees to deliver, or cause to be delivered, such search results, documents and instruments, or take or cause to be taken such other actions as may be re quired to perfect such security interests within ninety (90) days after the Closing Date (subject to extensions approved by the Administrative Agent in its reasonable discretion). (b) All fees and expenses required to be paid hereunder and invoiced at least three (3) Business Days before the Closing Date (except as otherwise reasonably agreed to by the Bor rower) shall have been paid from the proceeds of the initial findings under the Facilities, includ ing fees pursuant to the Fee Letter. (c) Prior to or substantially simultaneously with the initial Borrowing on the Closing Date, (i) the Acquisition shall have been consummated in all material respects in accordance with the terms of the Acquisition Agreement as in effect on December 20, 2011 (without giving effect to any amendments, consents or waivers by Holdings that are material and adverse to the Lenders or the Arrangers (as reasonably detennined by the Arrangers) without the prior consent of the Ar rangers (such consent not to be unreasonably withheld, delayed or conditioned) (it being under stood that (a) any reduction in the purchase price of or consideration for, the Acquisition is not material and adverse to the interests of the Lenders or the Arrangers, but shall reduce the com mitments in respect of the Term Loans and the unsecured bridge loans (if any) (or Senior Notes) to be incurred or issued on the Closing Date, ratably and (b) any amendment to the definition of “Material Adverse Change” or “Material Adverse Effect” in such Acquisition Agreement is mate rial and adverse to the interests of the Lenders and the Arrangers) and (ii) the Refmancing shall have been consummated. -92-

(d) No Material Adverse Change (as defined in the Acquisition Agreement as in ef feet on December 20, 2011) shall have occurred which is not capable of remedy prior to the Clos ing Date. (e) The Specified Representations shall be true and correct in all material respects (or, if qualified by “materiality,” “Material Adverse Effect” or similar language, in all respects (after giving effect to such qualification)) on and as of the Closing Date; provided that, to the ex tent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date. (f) The Arrangers shall have received the Company Annual Financial Statements, the Company Quarterly Financial Statements, the Acquired Business Annual Financial State ments and the Acquired Business Unaudited Financial Statements. (g) The Arrangers shall have received the Pro Forma Financial Statements. (h) The Administrative Agent and each Arranger shall have received all documenta tion and other information about the Borrower and the Guarantors as has been reasonably re quested in writing at least 15 days prior to the Closing Date by the Administrative Agent or such Arranger that it reasonably determines is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limita tion the USA Patriot Act. (i) The representations and warranties made by the Seller in the Acquisition Agree ment that are material to the interests of the Lenders shall be true and correct, but only to the ex tent that Holdings or the Borrower has the right to terminate its obligations under the Acquisition Agreement as a result of a breach of such representations and warranties. Without limiting the generality of the provisions of Section 9.03(b), for purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or oth er matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Clos ing Date specifying its objection thereto. Section 4.02 Conditions to All Credit Extensions after the Closing Date. The obligation of each Lender to honor any Request for Credit Extension (other than a Commit ted Loan Notice requesting only a conversion of Loans to the other Type, or a continuation of Eurocur rency Rate Loans) is subject to the following conditions precedent; (i) The representations and warranties of each Loan Party set forth in Article V and in each other Loan Document shall be true and correct in all material respects on and as of the date of such Credit Extension with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided that any representation and warranty that is qualified as to “materi ality,” “Material Adverse Effect” or similar language shall be true and correct (after giv ing effect to any qualification therein) in all respects on such respective dates. -93-

(ii) No Default shall exist or would result from such proposed Credit Extension or from the application of the proceeds therefrom. (iii) The Administrative Agent shall have received a Request for Credit Extension in accordance with the requirements hereof Each Request for Credit Extension (other than a Committed Loan Notice requesting only a con version of Loans to the other Type, or a continuation of Eurocurrency Rate Loans) submitted by the Bor rower after the Closing Date shall be deemed to be a representation and warranty that the conditions spec ified in Sections 4.020) and (ii) have been satisfied on and as of the date of the applicable Credit Exten sion. ARTICLE V. REPRESENTATIONS AND WARRANTIES Holdings, the Borrower and each of the Subsidiary Guarantors party hereto represent and warrant to the Agents and the Lenders at the time of each Credit Extension (to the extent required to be true and correct for such Credit Extension pursuant to Article IV) that: Section 5.01 Existence, Oualification and Power~ Compliance with Laws. Each Loan Party and each Restricted Subsidiary (a) is a Person duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization to the extent such concept exists in such jurisdiction, (b) has all requisite power and authority to (i) own or lease its assets and carry on its business as currently conducted and (ii) in the case of the Loan Parties, execute, deliver and perform its obligations under the Loan Documents to which it is a party, (c) is duly qualified and in good standing (where relevant) under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, (d) is in compliance with all Laws, orders, writs and injunctions and (e) has all requisite governmental licenses, authorizations, con sents and approvals to operate its business as currently conducted; except in each case, referred to in clause (a) (other than with respect to the Borrower), (b)(i) (other than with respect to the Borrower), (c), (d) or (e), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect. Section 5.02 Authorization: No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is a party, and the consummation of the Transactions, (a) have been duly authorized by all necessary corporate or other organizational action, and (b) do not (i) contravene the terms of any of such Person’s Organization Documents, (ii) conflict with or result in any breach or contravention ot or the creation of any Lien under (other than as permitted by Section 7.01), or require any payment to be made under (x) any Contractual Obligation to which such Person is a party or affecting such Person or the prop erties of such Person or any of its Subsidiaries or (y) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) vio late any Law; except with respect to any conflict, breach or contravention or payment (but not creation of Liens) referred to in clauses (ii) and (iii), to the extent that such violation, conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect. -94-

Section 5.03 Governmental Authorization: Other Consents. No material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document, the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, the perfection or maintenance of the Liens created under the Collateral Documents (including the priority thereof) or the exercise by the Administrative Agent or any Lender of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, except for (i) filings and registrations necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties, (ii) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect (except to the extent not required to obtained, taken, given or made or in full force and effect pursuant to the Collat eral and Guarantee Requirement) and (iii) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make could not reasonably be expected to have a Material Adverse Effect. Section 5.04 Binding Effect. This Agreement and each other Loan Document has been duly executed and delivered by each Loan Party that is a party thereto. This Agreement and each other Loan Document constitutes, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is a party there to in accordance with its terms, except as such enforceability may be limited by (i) Debtor Relief Laws and by general principles of equity and (H) the need for filings and registrations necessary to create or perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties and (iii) the effect of foreign Laws, rules and regulations as they relate to pledges of Equity Interests in Foreign Sub sidiaries. Section 5.05 Financial Statements: No Material Adverse Effect. (a) The Company Annual Financial Statements and the Company Quarterly Financial State ments fairly present in all material respects the financial condition of Holdings and its Subsidiaries as of the dates thereof and their results of operations for the period covered thereby in accordance with GAAP consistently applied throughout the periods covered thereby, (A) except as otherwise expressly noted therein and (B) subject, in the case of the Company Quarterly Financial Statements, to changes resulting from nonnal year-end adjustments and the absence of footnotes. (b) The Acquired Business Annual Financial Statements and the Acquired Business Unaudit ed Financial Statements fairly present in all material respects the financial condition of the Acquired Business as of the dates thereof and its results of operations for the period covered thereby in accordance with IFRS consistently applied throughout the periods covered thereby, (A) except as otherwise expressly noted therein and (B) subject, in the case of the Acquired Business Unaudited Financial Statements, to changes resulting from normal year-end adjustments and the absence of footnotes. (c) The unauditedproforrna consolidated balance sheet of Holdings and its Subsidiaries as of the last day of the twelve-month period ending on the last day of the most recently completed four- fiscal quarter period ended at least forty-five (45) days (or ninety (90) days if such four-fiscal quarter pe riod is the end of Holdings’ fiscal year) prior to the Closing Date, prepared afler giving effect to the Transactions as if the Transactions had occurred as of such date (including the notes thereto) (the “Pro Forma Balance Sheet”) and the unauditedproforrna consolidated statement of income of Holdings and -95-

its Subsidiaries for the 12-month period ended at least forty-five (45) days (or ninety (90) days if such four-fiscal quarter period is the end of the Borrower’s fiscal year) prior to the Closing Date, prepared after giving effect to the Transactions as if the Transactions had occurred at the beginning of such period (to gether with the Pro Forma Balance Sheet, the “Pro Forma Financial Statements”), copies of which have heretofore been furnished to the Administrative Agent, have been prepared based on the Company Aimu al Financial Statements, the Company Quarterly Financial Statements, the Acquired Business Annual Fi nancial Statements and the Acquired Business Unaudited Financial Statements and have been prepared in good faith, based on assumptions believed by Holdings to be reasonable as of the date of delivery thereof, and present fairly in all material respects on a pro forma basis the estimated financial position of Holdings and its Subsidiaries as at September 30, 2011 and theft estimated results of operations for the period cov ered thereby. (d) The forecasts of consolidated balance sheets, income statements and cash flow statements of Holdings and its Subsidiaries for each fiscal year ending after the Closing Date until the fifth anniver sary of the Closing Date, copies of which have been furnished to the Administrative Agent prior to the Closing Date, and all Projections delivered pursuant to Section 6.01 have been prepared in good faith on the basis of the assumptions stated therein, which assumptions were believed to be reasonable at the time made, it being understood that projections as to future events are not to be viewed as facts and actual re sults may vary materially from such forecasts. (e) Since the Closing Date, there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect. (f) There are no material liabilities that are not disclosed in the Company Annual Financial Statements, the Company Quarterly Financial Statements, the Acquired Business Annual Financial Statements, the Acquired Business Unaudited Financial Statements or any other fmancial statements de livered pursuant to Section 6.0 1(a) or (b). Section 5.06 Litigation. Except as set forth in Section 5.06 of the Confidential Disclosure Letter, there are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of Holdings or the Borrower, threat ened in writing, at law, in equity, in arbitration or before any Governmental Authority, by or against Holdings, the Borrower or any of its Restricted Subsidiaries or against any of their properties or revenues that either individually or in the aggregate, could reasonably be expected to have a Material Adverse Ef fect. Section 5.07 Ownership of Property; Liens. Holdings, the Borrower and each of its Restricted Subsidiaries has good record title to, or valid leasehold interests in, or easements or other limited property interests in, all Real Property necessary in the ordinary conduct of its business, free and clear of all Liens except as set forth in Section 5.07 of the Confidential Disclosure Letter and except for minor defects in title that do not materially interfere with its ability to conduct its business or to utilize such assets for their intended purposes and Liens permitted by Section 7.01 and except where the failure to have such title could not reasonably be expected to have, in dividually or in the aggregate, a Material Adverse Effect. -96-

Section 5.08 Environmental Matters. Except as specifically disclosed in Section 5.08(a) of the Confidential Disclosure Letter or except as could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect: (a) Each Loan Party and its respective properties and operations are and have been in material compliance with all Environmental Laws, which includes obtaining and maintaining all applicable Environmental Permits required under such Environmental Laws to carry on the busi ness of the Loan Parties; (b) the Loan Parties have not received any written notice that alleges any of them is in violation of or potentially liable under any Environmental Laws and none of the Loan Parties nor any of the Real Property is the subject of any claims, investigations, liens, demands, orjudi cial, administrative or arbitral proceedings pending or, to the knowledge of the Borrower, threat ened in writing, under any Environmental Law or to revoke or modify any Environmental Permit held by any of the Loan Parties; (c) there has been no Release of Hazardous Materials on, at, under or from any Real Property or facilities owned, operated or leased by any of the Loan Parties, or, to the knowledge of the Borrower, Real Property formerly owned, operated or leased by any Loan Party or arising out of the conduct of the Loan Parties that could reasonably be expected to require investigation, remedial activity or corrective action or cleanup or could reasonably be expected to result in the Borrower incurring liability under Environmental Laws; and (d) there are no facts, circumstances or conditions arising out of or relating to the op erations of the Loan Parties or Real Property or facilities owned, operated or leased by any of the Loan Parties or the knowledge of the Borrower, Real Property or facilities formerly owned, oper ated or leased by the Loan Parties that could reasonably be expected to result in the Borrower in curring liability under Environmental Laws. Section 5.09 Taxes. Except as would not, either individually or in the aggregate, reasonably be expected to resuh in a Material Adverse Effect, each of the Loan Parties and their Subsidiaries have timely filed all Tax returns required to be filed, and have paid all Taxes levied or imposed upon them or their properties, income, profits or assets, that are due and payable (including in their capacity as a withholding agent), except those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP. There is no proposed Tax defi ciency or assessment known to any Loan Parties against the Loan Parties that, if made would, individual ly or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Section 5.10 ERISA Compliance. (a) Except as could not, either individually or in the aggregate, reasonably be expected to re sult in a Material Adverse Effect, each Plan is in compliance with the applicable provisions of ERISA, the Code and other Federal or state Laws. (b) (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) neither any Loan Party, Restricted Subsidiary nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due under -97-

Section 4007 of ERISA); (iii) neither any Loan Party, Restricted Subsidiary nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Sections 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (iv) neither any Loan Party, Restricted Subsidiary nor any ERISA Affiliate has engaged in a transaction that could be subject to Sections 4069 or 42 12(c) of ERISA; except, with respect to each of the foregoing clauses of this Section 5.10(b), as would not reason ably be expected, individually or in the aggregate, to result in a Material Adverse Effect. Section 5.11 Subsidiaries; Equity Interests. As of the Closing Date (after giving effect to the Transactions), no Loan Party has any material Subsidiaries other than those specifically disclosed in Section 5.11 of the Confidential Disclosure Letter, and all of the outstanding Equity Interests owned by the Loan Parties (or a Subsidiary of any Loan Party) in such material Subsidiaries have been validly issued and are fully paid and all Equity Interests owned by a Loan Party (or a Subsidiary of any Loan Party) in such material Subsidiaries are owned free and clear of all Liens except (i) those created under the Collateral Documents or under the ABL Facility Documenta tion (which Liens shall be subject to the ABL Intercreditor Agreement) and (ii) any Lien that is permitted under Section 7.01. As of the Closing Date, Schedules 1(a) and 5(a) to the Perfection Certificate (a) set forth the name and jurisdiction of each Domestic Subsidiary that is a Loan Party, (b) set forth the owner ship interest of the Borrower and any other Subsidiary thereof in each Subsidiary, including the percent age of such ownership and (c) identifies each Subsidiary that is a Subsidiary the Equity Interests of which are required to be pledged on the Closing Date pursuant to the Collateral and Guarantee Requirement. Section 5.12 Margin Regulations; Investment Company Act. (a) No Loan Party is engaged nor will it engage, principally or as one of its important activi ties, in the business of purchasing or carrying Margin Stock, or extending credit for the purpose of pur chasing or carrying Margin Stock, and no proceeds of any Borrowings or drawings under any Letter of Credit will be used for any purpose that violates Regulation U of the Board of Governors of the United States Federal Reserve System. (b) None of the Borrower, any Person Controlling the Borrower, or any of their Restricted Subsidiaries is or is required to be registered as an “investment company” under the Investment Company Act of 1940. Section 5.13 Disclosure. No report, financial statement, certificate or other written information furnished by or on behalf of any Loan Party (other than projected financial information, proforma fmancial information and infor mation of a general economic or industry nature) to any Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or any other Loan Document (as modified or supplemented by other information so furnished) when taken as a whole contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein (when taken as a whole), in the light of the circumstances under which they were made, not materially misleading. With respect to projected financial information and proforma fmancial information, Holdings and the Borrower represent that such information was prepared in good faith based upon assumptions believed to be reasonable at the time of preparation; it being understood that such pro jections may vary from actual results and that such variances may be material. -98-

Section 5.14 Labor Matters. Except as, in the aggregate, could not reasonably be expected to have a Material Adverse Effect: (a) there are no strikes or other labor disputes against the Borrower or any of its Restricted Subsidiaries pending or, to the knowledge of the Borrower, threatened; (b) hours worked by and payment made to em ployees of the Borrower or any of its Restricted Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Laws dealing with such matters; and (e) all payments due from each of the Loan Parties or any of the Restricted Subsidiaries on account of employee health and welfare insurance have been paid or accrued as a liability on the books of the relevant party. Section 5.15 Intellectual Property: Licenses, Etc.Each of the Loan Parties and the Restricted Subsidiaries own, license or possess the right to use all of the trademarks, service marks, trade names, domain names, copyrights, patents, patent rights, technology, software, know-how database rights, design rights and other intellectual property rights (collectively, “IP Rights”) that are reasonably necessary for the operation of their respective businesses as currently conducted, and, such IP Rights do not conflict with the rights of any Person, except to the extent the absence of such IF Rights and such conflicts, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. To the knowledge of Holdings and the Borrower, no IP Rights used by any Loan Party or any of the Restrict ed Subsidiaries in the operation of their respective businesses as currently conducted infringes upon any rights held by any Person, except for such infringements, individually or in the aggregate, which could not reasonably be expected to have a Material Adverse Effect. No claim or litigation regarding any of the IP Rights owned by any Loan Party or any of the Restricted Subsidiaries, is pending or, to the knowledge of Holdings and the Borrower, threatened against any Loan Party or any of the Restricted Subsidiaries, which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. All registrations listed in Schedule 12(a) or 12(b) to the Perfection Certificate are valid and in fill force and effect, except, in each case, to the extent the failure of such registrations to be valid and in full force and effect could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Section 5.16 Solvency. On the Closing Date, after giving effect to the Transactions, the Borrower and its Restricted Sub sidiaries, on a consolidated basis, are Solvent. Section 5.17 Subordination of Junior Financing. The Obligations are “Senior Debt,” “Senior Indebtedness,” “Guarantor Senior Debt” or “Senior Secured Financing” (or any comparable term) under, and as defined in, any Junior Financing Documenta tion that is subordinated in right of payment to the Obligations. Section 5.18 USA Patriot Act. (a) To the extent applicable, each of Holdings and its Subsidiaries is in compliance, in all material respects, with (i) the Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR Subtitle B, Chapter V, as amend ed) and any other enabling legislation or executive order relating thereto and (ii) the USA Patriot Act. -99-

(b) No part of the proceeds of the Loans will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for politi cal office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or ob tain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended. Section 5.19 Security Documents. Except as otherwise contemplated hereby or under any other Loan Documents, the provisions of the Collateral Documents, together with such filings and other actions required to be taken hereby or by the applicable Collateral Documents (including the delivery to Administrative Agent of any Pledged Debt and any Pledged Equity required to be delivered pursuant to the applicable Collateral Documents), are effective to create in favor of the Administrative Agent for the benefit of the Secured Parties, except as otherwise provided hereunder, including subject to Liens permitted by Section 7.01, a legal, valid, en forceable and perfected first priority (other than with respect to the ABL Priority Collateral (as to which the Lien hereon shall be junior to the extent set forth in the ABL Intercreditor Agreement)) Lien on all right, title and interest of the respective Loan Parties in the Collateral described therein. Notwithstanding anything herein (including this Section 5.19) or in any other Loan Document to the contrary, neither the Borrower nor any other Loan Party makes any representation or warranty as to (A) the effects of perfection or non-perfection, the priority or the enforceability of any pledge of or securi ty interest (other than with respect to those pledges and security interests made under the Laws of the ju risdiction of formation of the applicable Foreign Subsidiary) in any Equity Interests of any Foreign Sub sidiary, or as to the rights and remedies of the Agents or any Lender with respect thereto, under foreign Law, (B) the pledge or creation of any security interest, or the effects of perfection or non-perfection, the priority or the enforceability of any pledge of or security interest to the extent such pledge, security inter est, perfection or priority is not required pursuant to the Collateral and Guarantee Requirement or (C) on the Closing Date and until required pursuant to Section 6.13 or 4.0l(a)(iv), the pledge or creation of any security interest, or the effects of perfection or non-perfection, the priority or enforceability of any pledge or security interest to the extent not required on the Closing Date pursuant to Section 4.01 (a)(iv). ARTICLE VI. AFFIRMATIVE COVENANTS So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation (oth er than obligations under Term Loan Secured Hedge Agreements) hereunder which is accrued and paya ble shall remain unpaid or unsatisfied, then from and after the Closing Date, Holdings and the Borrower shall, and shall (except in the case of the covenants set forth in Sections 6.01, 6.02 and 6.03) cause each of the Restricted Subsidiaries to: Section 6.01 Financial Statements. (a) Deliver to the Administrative Agent for prompt further distribution to each Lender, not later than the earlier of (x) ninety (90) days after the end of each fiscal year of the Borrower (beginning with the fiscal year ending March 31, 2012) and (y) the day on which Holdings’ Annual Report on Form 10-K is required to be filed with the SEC for such fiscal year, a consolidated balance sheet of Borrower and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, stockholders’ equity and cash flows for such fiscal year, setting forth in each case in compara tive form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of PricewaterhouseCoopers LLP or any other -100-

independent registered public accounting firm of nationally recognized standing, which report and opin ion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit; (b) Deliver to the Administrative Agent for prompt further distribution to each Lender, not later than the earlier of(x) forty-five (45) days afler the end of each of the first three (3) fiscal quarters of each fiscal year of the Borrower (beginning with the fiscal quarter ended December 31, 2011) and (y) the day on which Holdings’ Quarterly Report on Form l0-Q is required to be filed with the SEC for the ap plicable fiscal quarter, a consolidated balance sheet of Borrower and its Subsidiaries as at the end of such fiscal quarter and the related (i) consolidated statements of income or operations for such fiscal quarter and for the portion of the fiscal year then ended and (ii) consolidated statements of cash flows for such fiscal quarter and the portion of the fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and certified by a Responsible Officer of Borrower as fairly presenting in all material respects the financial condition, results of operations, stockholders’ equity and cash flows of Borrower and its Subsidiaries in accordance with GAAP, subject only to normal year- end audit adjustments and the absence of footnotes; (c) Deliver to the Administrative Agent for prompt further distribution to each Lender, with in ninety (90) days after the end of each fiscal year of Borrower, a detailed consolidated budget for the following fiscal year on a quarterly basis (including a projected consolidated balance sheet of Borrower and its Subsidiaries as of the end of the following fiscal year, the related consolidated statements of pro jected cash flow and projected income and a summary of the material underlying assumptions applicable thereto) (collectively, the “Projections”), which Projections shall in each case be accompanied by a cer tificate of a Responsible Officer stating that such Projections have been prepared in good faith on the ba sis of the assumptions stated therein, which assumptions were believed to be reasonable at the time of preparation of such Projections, it being understood that actual results may vary from such Projections and that such variations may be material; and (d) Deliver to the Administrative Agent with each set of consolidated financial statements re ferred to in Sections 6.01(a) and 6.01(b) above, the related consolidating financial statements reflecting the adjustments necessary to eliminate the accounts of Unrestricted Subsidiaries (if any) (which may be in footnote form only) from such consolidated financial statements. Notwithstanding the foregoing, the obligations in paragraphs (a) and (b) of this Section 6.01 may be satisfied with respect to financial information of the Borrower and the Restricted Subsidiaries by fur nishing (A) the applicable financial statements of the Borrower (or any direct or indirect parent of the Borrower) or (B) the Borrower’s (or any direct or indirect parent thereof), as applicable, Form 10-K or 10-Q, as applicable, filed with the SEC; provided that, with respect to clauses (A) and (B), (i) to the ex tent such information relates to a parent of the Borrower, such information is accompanied by consolidat ing information that explains in reasonable detail the differences between the information relating to the Borrower (or such parent), on the one hand, and the information relating to the Borrower and the Restrict ed Subsidiaries on a standalone basis, on the other hand and (ii) to the extent such information is in lieu of information required to be provided under Section 6.01(a), such materials are accompanied by a report and opinion of PricewaterhouseCoopers LLP or any other independent registered public accounting firm of nationally recognized standing, which report and opinion shall be prepared in accordance with general ly accepted auditing standards and shall not be subject to any “going concern” or like qualification or ex ception or any qualification or exception as to the scope of such audit. -101-

Any financial statement required to be delivered pursuant to Section 6.01(a) or (b) shall not be required to include purchase accounting adjustments relating to the Transactions to the extent it is not practicable to include them.

Documents required to be delivered pursuant to Section 6.01 and Section 6.02(b) and (c) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower (or any direct or indirect parent of the Borrower) posts such documents, or provides a link thereto on the website on the Internet at the website address listed on Schedule 10.02; or (ii) on which such documents are posted on the Borrower's behalf on IntraLinks/IntraAgency or another relevant website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); *provided* that (x) upon written request by the Administrative Agent, the Borrower shall deliver paper copies of such documents to the Administrative Agent for further distribution to each Lender until a written request to cease delivering paper copies is given by the Administrative Agent and (y) the Borrower shall notify (which may be by facsimile or electronic mail) the Administrative Agent of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (*i.e.*, soft copies) of such documents. Notwithstanding anything contained herein, in every instance the Borrower shall be required to provide paper copies of the Compliance Certificates required by Section 6.02(a) to the Administrative Agent (which may be electronic copies delivered via electronic mail). Each Lender shall be solely responsible for timely accessing posted documents or requesting delivery of paper copies of such documents from the Administrative Agent and maintaining its copies of such documents.

The Borrower hereby acknowledges that (a) the Administrative Agent and/or the Arranger will make available to the Lenders materials and/or information provided by or on behalf of the Borrower hereunder (collectively, "**Borrower Materials**") by posting the Borrower Materials on IntraLinks or another similar electronic system (the "**Platform**") and (b) certain of the Lenders (each, a "**Public Lender**") may have personnel who do not wish to receive material non-public information with respect to the Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons' securities. The Borrower hereby agrees that so long as the Borrower is the issuer of any outstanding debt or equity securities that are registered or issued pursuant to a private offering or is actively contemplating issuing any such securities it will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (w) all such Borrower Materials shall be clearly and conspicuously marked "PUBLIC" which, at a minimum, shall mean that the word "PUBLIC" shall appear prominently on the first page thereof; (x) by marking Borrower Materials "PUBLIC," the Borrower shall be deemed to have authorized the Administrative Agent, the Arrangers and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Borrower or its securities for purposes of United States Federal and state securities laws (*provided*, *however*, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 10.08); (y) all Borrower Materials marked "PUBLIC" are permitted to be made available through a portion of the Platform designated "Public Side Information"; and (z) the Administrative Agent and the Arranger shall treat any Borrower Materials that are not marked "PUBLIC" as being suitable only for posting on a portion of the Platform not designated "Public Side Information." Notwithstanding the foregoing, the Borrower shall be under no obligation to mark any Borrower Materials "PUBLIC."

-102-

Section 6.02 Certificates: Other Information. Deliver to the Administrative Agent for prompt further distribution to each Lender: (a) no later than five (5) days after the delivery of the fmancial statements referred to in Sections 6.0 1(a) and (b), a duly completed Compliance Certificate signed by a Responsible Of- fleer of Holdings; (b) promptly after the same are publicly available, copies of all annual, regular, peri odic and special reports and registration statements which Holdings, the Borrower or any Re stricted Subsidiary files with the SEC or with any Governmental Authority that may be substitut ed therefor (other than amendments to any registration statement (to the extent such registration statement, in the fonn it became effective, is delivered), exhibits to any registration statement and, if applicable, any registration statement on Form S-8) and in any case not otherwise required to be delivered to the Administrative Agent pursuant to any other clause of this Section 6.02; (c) promptly after the furnishing thereof, copies of any material notices received by any Loan Party (other than in the ordinary course of business) or material statements or material reports furnished to any holder of debt securities (other than in connection with any board ob server rights) of any Loan Party or of any of its Restricted Subsidiaries pursuant to the terms of the ABL Facility Documentation, the Senior Notes Indenture or the Existing Notes Indenture and, in each case, any Permitted Refinancing thereof in each case in a principal amount in excess of the Threshold Amount and not otherwise required to be furnished to the Lenders pursuant to any other clause of this Section 6.02; (d) together with the delivery of each Compliance Certificate pursuant to Sec tion 6.02(a), (i) in the case of annual Compliance Certificates only, a report setting forth the in formation required by sections describing the legal name and the jurisdiction of formation of each Loan Party and the location of the chief executive office of each Loan Party of the Perfection Certificate or confirming that there has been no change in such information since the Closing Date or the date of the last such report, (ii) a description of each event, condition or circumstance during the last fiscal quarter covered by such Compliance Certificate requiring a mandatory pre payment under Section 2.05(b) and (iii) a list of each Subsidiary of the Borrower that identifies each Subsidiary as a Restricted Subsidiary or an Unrestricted Subsidiary as of the date of delivery of such Compliance Certificate (to the extent that there have been any changes in the identity or status as a Restricted Subsidiary or Unrestricted Subsidiary of any such Subsidiaries since the Closing Date or the most recent list provided); and (e) promptly, such additional information regarding the business, legal, financial or corporate affairs of the Loan Parties or any of their respective Restricted Subsidiaries, or compli ance with the terms of the Loan Documents, as the Administrative Agent or any Lender through the Administrative Agent may from time to time reasonably request. Section 6.03 Notices. Promptly after a Responsible Officer of the Borrower or any Subsidiary Guarantor has obtained knowledge thereof notify the Administrative Agent: (a) of the occurrence of any Default; -103-

(b) of the occurrence of an ERISA Event which could reasonably be expected to re suit in a Material Adverse Effect; and (c) of the filing or commencement ot or any threat or notice of intention of any per son to file or commence, any action, suit, litigation or proceeding, whether at law or in equity by or before any Governmental Authority against the Borrower or any of its Restricted Subsidiaries that could reasonably be expected to result in a Material Adverse Effect. Each notice pursuant to this Section 6.03 shall be accompanied by a written statement of a Re sponsible Officer of the Borrower (x) that such notice is being delivered pursuant to Section 6.03(a), (b) or (c) (as applicable) and (y) setting forth details of the occurrence referred to therein and stating what action the Borrower has taken and proposes to take with respect thereto. Section 6.04 Payment of Taxes. Pay, discharge or otherwise satisfy as the same shall become due and payable in the normal con duct of its business, all its obligations and liabilities in respect of Taxes imposed upon it or upon its in come or profits or in respect of its property, except, in each case, to the extent (a) any such Tax is being contested in good faith and by appropriate proceedings for which appropriate reserves have been estab lished in accordance with GAAP or (b) the failure to pay or discharge the same would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Section 6.05 Preservation of Existence, Etc. (a) Preserve, renew and maintain in fill force and effect its legal existence under the Laws of the jurisdiction of its organization, and (b) take all reasonable action to maintain all rights, privileges (including its good standing where applicable in the relevant jurisdiction), permits, licenses and franchises necessary or desirable in the normal conduct of its business, except, in the case of (a) (other than with respect to Holdings and the Borrower) or (b), to the extent (i) that failure to do so could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or (ii) pursuant to any merger, consolidation, liquidation, dissolution or Disposition per mitted by Article VII. Section 6.06 Maintenance of Properties. Except if the failure to do so could not reasonably be expected to have, individually or in the ag gregate, a Material Adverse Effect, maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order, repair and condition, ordinary wear and tear excepted and fire, casualty or condemnation excepted. Section 6.07 Maintenance of Insurance. Maintain with insurance companies that the Borrower believes (in the good faith judgment of its management) are financially sound and reputable at the time the relevant coverage is placed or renewed, insurance with respect to its properties and business against loss or damage of the kinds customarily in sured against by Persons engaged in the same or similar business, of such types and in such amounts (af ter giving effect to any self-insurance reasonable and customary for similarly situated Persons engaged in -104-

the same or similar businesses as Holdings, the Borrower and the Restricted Subsidiaries) as are custom arily carried under similar circumstances by such other Persons. Each such policy of insurance shall as appropriate (i) name the Administrative Agent, on behalf of the Lenders, as an additional insured there under as its interest may appear or (ii) in the case of each casualty insurance policy, contain a loss payable clause or endorsement that names the Administrative Agent, on behalf of the Lenders, as loss payee thereunder. If the improvements on any Mortgaged Property are at any time located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a special flood hazard area with respect to which flood insurance has been made available under the National Flood Insurance Act of 1968 (as now or hereafter in effect or successor act thereto), then, to the extent required by applicable Flood Insurance Laws, the Borrower shall, or shall cause each Loan Party to, (i) maintain, or cause to be maintained, with a fmancially sound and reputable insurer, flood insurance in an amount reasonably satis factory to the Administrative Agent and otherwise sufficient to comply with all applicable rules and regu lations promulgated pursuant to the Flood Insurance Laws and (ii) deliver to the Administrative Agent evidence of such compliance in form and substance reasonably acceptable to the Administrative Agent. Section 6.08 Compliance with Laws. Comply in all material respects with the requirements of all Laws and all orders, writs, injunc tions and decrees applicable to it or to its business or property, except if the failure to comply therewith could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Section 6.09 Books and Records. Maintain proper books of record and account, in which entries that are full, true and correct in all material respects and are in conformity with GAAP and which reflect all material financial transactions and matters involving the assets and business of Holdings, the Borrower or a Restricted Subsidiary, as the case may be (it being understood and agreed that certain Foreign Subsidiaries maintain individual books and records in conformity with generally accepted accounting principles in their respective countries of organization and that such maintenance shall not constitute a breach of the representations, warranties or covenants hereunder). Section 6.10 Jnsyection Rights. Permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its direc tors, officers, and independent public accountants (subject to such accountants’ customary policies and procedures), all at the reasonable expense of the Borrower and at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Borrow er; provided that only the Administrative Agent on behalf of the Lenders may exercise rights of the Ad ministrative Agent and the Lenders under this Section 6.10 and the Administrative Agent shall not exer cise such rights more often than two (2) times during any calendar year and only one (1) such time shall be at the Borrower’s expense; provided,further, that during the continuation of an Event of Default, the Administrative Agent (or any of its respective representatives or independent contractors), on behalf of the Lenders, may do any of the foregoing at the expense of the Borrower at any time during normal busi ness hours and upon reasonable advance notice. The Administrative Agent shall give the Borrower the opportunity to participate in any discussions with the Borrower’s independent public accountants. Not withstanding anything to the contrary in this Section 6.10, none of the Borrower or any of the Restricted Subsidiaries will be required to disclose, permit the inspection, examination or making copies or abstracts of or discussion ot any document, information or other matter that (a) constitutes non-financial trade -105-

secrets or non-financial proprietary information, (b) in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives or contractors) is prohibited by Law or any bind ing agreement or (c) is subject to attorney-client or similar privilege or constitutes attorney work product. Section 6.11 Additional Collateral; Additional Guarantors. At the Borrower’s expense, subject to the provisions of the Collateral and Guarantee Requirement and any applicable limitation in any Collateral Document, take all action necessary or reasonably request ed by the Administrative Agent to ensure that the Collateral and Guarantee Requirement continues to be satisfied, including: (a) Upon the formation or acquisition of any new direct or indirect wholly owned Material Domestic Subsidiary (in each case, other than an Excluded Subsidiary) by any Loan Par ty or the designation in accordance with Section 6.14 of any existing direct or indirect wholly owned Material Domestic Subsidiary as a Restricted Subsidiary (in each case, other than an Ex cluded Subsidiary) or any Subsidiary becoming a wholly owned Material Domestic Subsidiary (in each case, other than an Excluded Subsidiary): (i) within 60 days afier such formation, acquisition or designation, or such longer period as the Administrative Agent may agree in writing in its discretion: (A) cause each such Material Domestic Subsidiary that is required to become a Guarantor pursuant to the Collateral and Guarantee Requirement to du ly execute and deliver to the Administrative Agent, other than with respect to any Excluded Assets, joinders to this Agreement as Guarantors, Security Agreement Supplements, Intellectual Property Security Agreements, a counterpart of the In tercompany Note and other security agreements and documents as reasonably re quested by and in form and substance reasonably satisfactory to the Administra tive Agent (consistent with the Mortgages, Security Agreement, Intellectual Property Security Agreements and other security agreements in effect on the Closing Date), in each case granting Liens required by the Collateral and Guaran tee Requirement; (B) cause each such Material Domestic Subsidiary that is required to become a Guarantor pursuant to the Collateral and Guarantee Requirement (and the parent of each such Domestic Subsidiary that is a Guarantor) to deliver any and all certificates representing Equity Interests (to the extent certificated) and intercompany notes (to the extent certificated) that are required to be pledged pursuant to the Collateral and Guarantee Requirement, accompanied by undated stock powers or other appropriate instruments of transfer executed in blanic; (C) take and cause such Material Domestic Subsidiary that is re quired to become a Guarantor pursuant to the Collateral and Guarantee Require ment and each direct or indirect parent of such Material Domestic Subsidiary to take whatever action (including the recording of Mortgages, the filing of UCC fi nancing statements and delivery of stock and membership interest certificates) as may be necessary in the reasonable opinion of the Administrative Agent to vest in the Administrative Agent (or in any representative of the Administrative Agent designated by it) valid and perfected Liens to the extent required by the Collat -106-

eral and Guarantee Requirement, and to otherwise comply with the requirements of the Collateral and Guarantee Requirement; (ii) if reasonably requested by the Administrative Agent, within forty-five (45) days after such request (or such longer period as the Administrative Agent may agree in writing in its discretion), deliver to the Administrative Agent a signed copy of an opinion, addressed to the Administrative Agent and the Lenders, of counsel for the Loan Parties to the Administrative Agent as to such matters set forth in this Section 6.11(a) as the Administrative Agent may reasonably request; (iii) as promptly as practicable after the request therefor by the Administra tive Agent, deliver to the Administrative Agent with respect to each Material Real Prop erty, any existing title reports, abstracts or environmental assessment reports, to the ex tent available and in the possession or control of the Borrower; provided, however, that there shall be no obligation to deliver to the Administrative Agent any existing environ mental assessment report whose disclosure to the Administrative Agent would require the consent of a Person other than the Borrower or one of its Subsidiaries, where, despite the commercially reasonable efforts of the Borrower to obtain such consent, such consent cannot be obtained; and (iv) if reasonably requested by the Administrative Agent, within sixty (60) days after such request (or such longer period as the Administrative Agent may agree in writing in its discretion), deliver to the Administrative Agent any other items necessary from time to time to satis& the Collateral and Guarantee Requirement with respect to perfection and existence of security interests with respect to property of any Guarantor acquired after the Closing Date and subject to the Collateral and Guarantee Requirement, but not specifically covered by the preceding clauses (i), (ii) or (iii) or clause (b) below. (b) Not later than one hundred twenty (120) days after the acquisition by any Loan Party of Material Real Property as determined by the Borrower (acting reasonably and in good faith) (or such longer period as the Administrative Agent may agree in writing in its discretion) that is required to be provided as Collateral pursuant to the Collateral and Guarantee Require ment, which property would not be automatically subject to another Lien pursuant to pre-existing Collateral Documents, cause such property to be subject to a Lien and Mortgage in favor of the Administrative Agent for the benefit of the Secured Parties and take, or cause the relevant Loan Party to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect or record such Lien, in each case to the extent required by, and subject to the limitations and exceptions of the Collateral and Guarantee Requirement and to otherwise comply with the requirements of the defmition of “Collateral and Guarantee Requirement”. Section 6.12 Compliance with Environmental Laws. Except, in each case, to the extent that the failure to do so could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, comply, and take all reasonable actions to cause all lessees and other Persons operating or occupying its properties to comply with all applicable Environmental Laws and Environmental Permits; obtain and renew all Environmental Permits necessary for its operations and properties; and, in each case to the extent the Loan Parties are required by Environ mental Laws, conduct any investigation, remedial or other corrective action necessary to address Hazard ous Materials at any property or facility in accordance with applicable Environmental Laws. -107-

Section 6.13 Further Assurances.

Promptly upon reasonable request by the Administrative Agent (i) correct any material defect or error that may be discovered in the execution, acknowledgment, filing or recordation of any Collateral Document or other document or instrument relating to any Collateral, and (ii) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent may reasonably request from time to time in order to carry out more effectively the purposes of the Collateral Documents, to the extent required pursuant to the Collateral and Guarantee Requirement. If the Administrative Agent reasonably determines that it is required by applicable Law to have appraisals prepared in respect of any Mortgaged Property, the Borrower shall provide to the Administrative Agent appraisals that satisfy the applicable requirements of the Real Estate Appraisal Reform Amendments of FIRREA. The Borrower shall promptly notify the Administrative Agent upon the purchase of the Split Brands or the termination of Holdings' obligation to purchase the Split Brands. To the extent that the Split Brands are purchased prior to the Split Brands Cutoff Date: (i) either (x) such purchase must be made by the Borrower or a Subsidiary Guarantor, or (y) upon the purchase of the Split Brands by Holdings, Holdings shall contribute the Split Brands to the Borrower or a Subsidiary Guarantor and (ii) the Borrower shall take all such actions required by Section 6.11 to create and perfect the security interest in the Split Brands and comply with the Collateral and Guarantee Requirement. Holdings shall take all actions necessary to consummate the BSPA Assignment.

Section 6.14 Designation of Subsidiaries.

The Borrower may at any time after the Closing Date designate any Restricted Subsidiary of the Borrower as an Unrestricted Subsidiary or any Unrestricted Subsidiary as a Restricted Subsidiary; *provided* that (i) immediately before and after such designation, no Default shall have occurred and be continuing, (ii) other than for purposes of designating a Restricted Subsidiary as an Unrestricted Subsidiary that is a Securitization Subsidiary in connection with the establishment of a Qualified Securitization Financing, immediately after giving effect to such designation, the Borrower shall be in compliance, on a Pro Forma Basis, with the covenants set forth in Section 7.11 (it being understood that if no Test Period cited in Section 7.11 has passed, the covenants in Section 7.11 for the first Test Period cited in such Section shall be satisfied as of the last four quarters ended and, as a condition precedent to the effectiveness of any such designation, the Borrower shall deliver to the Administrative Agent a certificate setting forth in reasonable detail the calculations demonstrating such compliance), (iii) no Subsidiary may be designated as an Unrestricted Subsidiary if, after such designation, it would be a "Restricted Subsidiary" for the purpose of the ABL Facility, the Senior Notes, Existing Notes or any Junior Financing and (iv) no Restricted Subsidiary may be designated an Unrestricted Subsidiary if it was previously designated an Unrestricted Subsidiary. The designation of any Subsidiary as an Unrestricted Subsidiary after the Closing Date shall constitute an Investment by the Borrower therein at the date of designation in an amount equal to the fair market value as determined in good faith by the Borrower of the Borrower's or its Subsidiary's (as applicable) Investment therein. The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute (i) the incurrence at the time of designation of any Investment, Indebtedness or Liens of such Subsidiary existing at such time and (ii) a return on any Investment by the Borrower in Unrestricted Subsidiaries pursuant to the preceding sentence in an amount equal to the fair market value as determined in good faith by the Borrower at the date of such designation of the Borrower's or its Subsidiary's (as applicable) Investment in such Subsidiary.

-108-

Section 6.15 Maintenance of Ratings. Use commercially reasonable efforts to maintain (i) a public corporate credit rating (but not any specific rating) from S&P and a public corporate family rating (but not any specific rating) from Moody’s, in each case in respect of the Borrower, and (ii) a public rating (but not any specific rating) in respect of the Term B-i Loans and Term B-2 Loans from each of S&P and Moody’s. ARTICLE VII. NEGATiVE COVENANTS So long as any Lender shall have any Commitment hereunder, any Loan or other Obligation hereunder (other than (i) contingent indemnification obligations as to which no claim has been asserted and (ii) obligations under Term Loan Secured Hedge Agreements) which is accrued and payable shall remain unpaid or unsatisfied, then from and after the Closing Date, Holdings and the Borrower (and, with respect to Section 7.14 only, Holdings) shall not and shall not permit any of its Restricted Subsidiaries to, directly or indirectly: Section 7.01 Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following: (a) Liens created pursuant to any Loan Document (including Liens pursuant to the Loan Documents securing the Existing Notes); (b) Liens existing on the Amendment No. 2 Effective Date and listed in tienSchedu e 7.01(b) of the Confidential Disclosure Letter to Amendment No.2 and any modifi cations, replacements, renewals, refinancings or extensions thereof~ provided that (i) the Lien does not extend to any additional property other than (A) after-acquired property that is affixed or incorporated into the property covered by such Lien or financed by Indebtedness permitted under Section 7.03, and (B) proceeds and products thereof, and (ii) the replacement, renewal, extension or refinancing of the obligations secured or benefited by such Liens, to the extent constituting In debtedness, is permitted by Section 7.03; (c) Liens for taxes, assessments or governmental charges that are not overdue for a period of more than thirty (30) days or that are being contested in good faith and by appropriate actions, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP; (d) statutory or common law Liens of landlords, sublandlords, carriers, warehouse- men, mechanics, materialmen, repainnen, construction contractors or other like Liens, so long as, in each case, such Liens secure amounts not overdue for a period of more than thirty (30) days or if more than thirty (30) days overdue, are unfiled and no other action has been taken to enforce such Liens or that are being contested in good faith and by appropriate actions, if adequate re serves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP; (e) (i) pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation and (ii) pledges and deposits in the ordinary course of business securing liability for reimbursement or in- -109-

demnification obligations of (including obligations in respect of letters of credit or bank guaran tees for the benefit of) insurance carriers providing property, casualty or liability insurance to the Borrower or any of its Restricted Subsidiaries; (1) deposits to secure the performance of bids, trade contracts, governmental con tracts and leases (other than Indebtedness for borrowed money), statutory obligations, surety, stay, customs and appeal bonds, performance bonds and other obligations of a like nature (includ ing those to secure health, safety and environmental obligations) incurred in the ordinary course of business; (g) easements, rights-of-way, restrictions (including zoning restrictions), encroach ments, protrusions and other similar encumbrances and minor title defects affecting Real Property that do not in the aggregate materially interfere with the ordinary conduct of the business of the Borrower or any of its Restricted Subsidiaries, taken as a whole, and any exceptions on the Mort gage Policies issued in connection with the Mortgaged Properties; (h) Liens securing judgments or orders for the payment of money not constituting an Event of Default under Section 8.01(h); (i) leases, licenses, subleases or sublicenses granted to others in the ordinary course of business which (i) do not interfere in any material respect with the business of the Borrower and its Restricted Subsidiaries, taken as a whole, (ii) do not secure any Indebtedness or (iii) are permitted by Section 7.05; U) Liens (i) in favor of customs and revenue authorities arising as a matter of Law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business or (ii) on specific items of inventory or other goods and proceeds of any Per son securing such Person’s obligations in respect of bankers’ acceptances or letters of credit is sued or created for the account of such person to facilitate the purchase, shipment or storage of such inventory or other goods in the ordinary course of business; (k) Liens (i) of a collection bank arising under Section 4-208 of the Uniform Com mercial Code on items in the course of collection, (ii) attaching to commodity trading accounts or other commodities brokerage accounts incurred in the ordinary course of business and (iii) in fa vor of a banicing or other financial institution arising as a matter of Law or under customary gen eral terms and conditions encumbering deposits or other funds maintained with a financial institu tion (including the right of set-off) and that are within the general parameters customary in the banking industry or arising pursuant to such banking institutions general terms and conditions; (1) Liens (i) on cash advances in favor of the seller of any property to be acquired in an Investment permitted pursuant to Sections 7.02(g), (i) and (n) or, to the extent related to any of the foregoing, Section 7.02(r) to be applied against the purchase price for such Investment, and (ii) consisting of an agreement to Dispose of any property in a Disposition permitted under Sec tion 7.05, in each case, solely to the extent such Investment or Disposition, as the case may be, would have been permitted on the date of the creation of such Lien; (m) Liens (i) in favor of the Borrower or a Restricted Subsidiary on assets of a Re stricted Subsidiary that is not a Loan Party securing Indebtedness permitted under Sec tion 7.03(b), (d) and (u) and (H) in favor of the Borrower or any Subsidiary Guarantor; -110-

(n) any interest or title of a lessor, sublessor, licensor or sublicensor under leases, subleases, licenses or sublicenses entered into by the Borrower or any of its Restricted Subsidiar ies in the ordinary course of business; (o) Liens arising out of conditional sale, title retention, consignment or similar ar rangements for sale of goods entered into by the Borrower or any of its Restricted Subsidiaries in the ordinary course of business permitted by this Agreement; (p) Liens deemed to exist in connection with Investments in repurchase agreements under Section 7.02; (q) Liens encumbering reasonable customary initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts incurred in the ordinary course of business and not for speculative purposes; (r) Liens that are contractual rights of set-off or rights of pledge (i) relating to the es tablishment of depository relations with banks or other deposit-taking financial institutions and not given in connection with the issuance of Indebtedness, (ii) relating to pooled deposit or sweep accounts of the Borrower or any of its Restricted Subsidiaries to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Borrower or any of its Restricted Subsidiaries or (Hi) relating to purchase orders and other agreements entered into with customers of the Borrower or any of its Restricted Subsidiaries in the ordinary course of business; (s) Liens solely on any cash earnest money deposits made by the Borrower or any of its Restricted Subsidiaries in connection with any letter of intent or purchase agreement pennitted hereunder; (t) ground leases in respect of Real Property on which facilities owned or leased by the Borrower or any of its Restricted Subsidiaries are located; (u) Liens to secure Indebtedness permitted under Section 7.03(e); provided that (i) such Liens are created within 270 days of the acquisition, construction, repair, lease or improve ment of the property subject to such Liens, (ii) such Liens do not at any time encumber property (except for replacements, additions and accessions to such property) other than the property fi nanced by such Indebtedness and the proceeds and products thereof and customary security de posits and (Hi) with respect to Capitalized Leases, such Liens do not at any time extend to or cov er any assets (except for replacements, additions and accessions to such assets) other than the as sets subject to such Capitalized Leases and the proceeds and products thereof and customary se curity deposits; provided that individual fmancings of equipment provided by one lender may be cross-collateralized to other financings of equipment provided by such lender; (v) Liens on property of any Subsidiary that is not a Loan Party, which Liens secure Indebtedness of any of Holdings, the Borrower or any Subsidiary permitted under Section 7.03; (w) Liens existing on property at the time of its acquisition or existing on the proper ty of any Person at the time such Person becomes a Restricted Subsidiary (other than by designa tion as a Restricted Subsidiary pursuant to Section 6.14), in each case after the Closing Date (oth er than Liens on the Equity Interests of any Person that becomes a Restricted Subsidiary); provid ed that (i) such Lien was not created in contemplation of such acquisition or such Person becom ing a Restricted Subsidiary, (H) such Lien does not extend to or cover any other assets or property —ill—

(other than the proceeds or products thereof and other than after-acquired property subjected to a Lien securing Indebtedness and other obligations incurred prior to such time and which Indebted ness and other obligations are permitted hereunder that require, pursuant to their terms at such time, a pledge of afier-acquired property, it being understood that such requirement shall not be permitted to apply to any property to which such requirement would not have applied but for such acquisition), and (iii) the Indebtedness secured thereby is permitted under Section 7.03(g); (x) (i) zoning, building, entitlement and other land use regulations by Governmental Authorities with which the normal operation of the business complies, and (ii) any zoning or similar law or right reserved to or vested in any Governmental Authority to control or regulate the use of any real property that does not materially interfere with the ordinary conduct of the busi ness of the Borrower and its Restricted Subsidiaries, taken as a whole; (y) Liens arising from precautionary Uniform Commercial Code financing statement or similar filings; (z) Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto; (aa) the modification, replacement, renewal or extension of any Lien permitted by clauses (b), (u) and (w) of this Section 7.01; provided that (i) the Lien does not extend to any ad ditional property, other than (A) after-acquired property that is affixed or incorporated into the property covered by such Lien and (B) proceeds and products thereof; and (ii) the renewal, exten sion or refinancing of the obligations secured or benefited by such Liens is permitted by Sec tion 7.03 (to the extent constituting Indebtedness); (bb) Liens with respect to property or assets of the Borrower or any of its Restricted Subsidiaries securing obligations in an aggregate principal amount outstanding at any time not to exceed the greater of $3040,000,000 and 1.50% of Total Assets, in each case determined as of the date of incurrence; - (cc) Liens to secure Indebtedness permitted under Section 7.03(s) to the extent such Liens are subject to (i) the ABL Intercreditor Agreement and a First Lien Intercreditor Agreement if such Indebtedness is secured by the Collateral on a pan pass-u basis (but without regard to the control of remedies) with the Obligations, or (ii) the ABL Intercreditor Agreement and a Junior Lien Intercreditor Agreement if such Indebtedness is secured by the Collateral on a second priori ty (or otherjunior priority) basis to the liens securing the Obligations; (dd) Liens on the Collateral securing obligations in respect of Permitted First Priority Refmancing Debt or Permitted Junior Priority Refinancing Debt and any Permitted Refinancing of any of the foregoing; provided that (x) any such Liens securing any Permitted Refinancing in respect of Permitted First Priority Refinancing Debt are subject to the ABL Intercreditor Agree ment and the First Lien Intercreditor Agreement and (y) any such Liens securing any Permitted Refinancing in respect of Permitted Junior Priority Refinancing Debt are subject to the ABL In tercreditor Agreement and the Junior Lien Intercreditor Agreement; (ee) Liens on specific items of inventory or other goods and the proceeds thereof se curing such Person’s obligations in respect of documentary letters of credit or banker’s ac ceptances issued or created for the account of such Person to facilitate the purchase, shipment or storage of such inventory or goods; -112-

(ff) deposits of cash with the owner or lessor of premises leased and operated by the Borrower or any of its Subsidiaries to secure the performance of the Borrower’s or such Subsidi ary’s obligations under the terms of the lease for such premises; (gg) Liens on the Securitization Assets arising in connection with a Qualified Securit ization Financing; and (hh) Liens on the Collateral securing Indebtedness permitted under Section 7.03(r) (including, for the avoidance of doubt, any Liens securing obligations referred to in clauses (ii) and (iii) of the definition of”ABL Facility Indebtedness”); provided, that such Liens shall be sub j ect to the ABL Intercreditor Agreement in the capacity as “ABL Obligations” or subject to the Replacement lntercreditor Agreement. Section 7.02 Investments. Make or hold any Investments, except: (a) Investments by the Borrower or any of its Restricted Subsidiaries in assets that were Cash Equivalents when such Investment was made; (b) loans or advances to officers, directors and employees of any Loan Party (or any direct or indirect parent thereof) or any of its Subsidiaries (i) for reasonable and customary busi ness-related travel, entertainment, relocation and analogous ordinary business purposes, (ii) in connection with such Person’s purchase of Equity Interests of Holdings or any direct or indirect parent thereof; provided that, to the extent such loans or advances are made in cash, the amount of such loans and advances used to acquire such Equity Interests shall be contributed to the Bor rower in cash as common equity and (iii) for any other purposes not described in the foregoing clauses (i) and (ii); provided that the aggregate principal amount outstanding at any time under clause (iii) above shall not exceed $10,000,000; (c) Investments (i) by the Borrower or any Restricted Subsidiary in any Loan Party (other than Holdings), (ii) by any Restricted Subsidiary that is not a Loan Party in any other Re stricted Subsidiary that is not a Loan Party and (iii) by any Loan Party in any Restricted Subsidi ary that is not a Loan Party; provided that (A) any such Investments made pursuant to this clause (iii) in the form of intercompany loans shall be evidenced by notes that, unless they are Excluded Assets, have been pledged (individually or pursuant to a global note) to the Administrative Agent for the benefit of the Lenders (it being understood and agreed that any Investments permitted un der this clause (iii) that arc not so evidenced as of the Closing Date are not required to be so evi denced and pledged until the date that is sixty (60) days after the Closing Date (or such later date as may be approved by the Administrative Agent)) and (B) the aggregate amount of Investments made pursuant to this clause (iii) shall not exceed at any time outstanding the sum of(x) together with Investments pursuant to Section 7.02(i)(iv)(l), the greater of $75l00,000,000 and 325% of Total Assets and (y) the Cumulative Credit at such time; (d) Investments consisting of extensions of credit in the nature of accounts receiva ble or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors and other credits to suppliers in the ordinary course of business; -113-

(e) Investments (excluding loans and advances made in lieu of Restricted Payments pursuant to and limited by Section 7.02(m) below) consisting of transactions permitted under Sec tions 7.01, 7.03 (other than 7.03(c) and (d)), 7.04 (other than 7.04(c)(ii) or (e)), 7.05 (other than 7.05(e)), 7.06 (other than 7.06(d) or (h)(iv)) and 7.13, respectively; (f) Investments (i) existing or contemplated on the ClosingAmendment No 2 Effec Date or made pursuant to legally binding written contracts in existence on the Cbs Amendment No 2 Effective Date, in each case set forth in Section Schedule 7.02(f) of the Confidential Dioeloourc Lcttor to Amendment No. 2 and any modification, replacement, renewal, reinvestment or extension thereof that does not in each case increase the amount of such Invest ment and (ii) existing on the Closing Date by the Borrower or any Restricted Subsidiary in the Borrower or any other Restricted Subsidiary and any modification, renewal or extension thereof; (g) Investments in Swap Contracts permitted under Section 7.03; (h) promissory notes, securities and other non-cash consideration received in connec tion with Dispositions permitted by Section 7.05; (i) any acquisition of all or substantially all the assets of a Person or any Equity In terests in a Person that becomes a Restricted Subsidiary or division or line of business of a Person (or any subsequent Investment made in a Person, division or line of business previously acquired in a Permitted Acquisition), in a single transaction or series of related transactions, if immediately after giving Pro Forma Effect thereto (i) no Event of Default shall have occurred and be continu ing, (ii) Holdings, the Borrower and the Restricted Subsidiaries shall be in Pro Forma Compliance with the covenants set forth in Section 7.11; (iii) to the extent required by the Collateral and Guarantee Requirement, (A) the property, assets and businesses acquired in such purchase or oth er acquisition shall constitute Collateral and (B) any such newly created or acquired Subsidiary (other than an Excluded Subsidiary or an Unrestricted Subsidiary) shall become Guarantors, in each case, in accordance with Section 6.11, and (iv) the aggregate amount of Investments made by virtue of this Section 7.02(i) in Persons that do not become Loan Parties shall not exceed at any time outstanding the sum of (1) together with Investments pursuant to Sec tion 7.02(c)(iii)(B)(x), the greater of $~l 50,000,000 and .25° o of Total Assets and (2) the Cumulative Credit at such time (any such acquisition, a “Permitted Acquisition”); (j) Investments made in connection with the Transactions; (k) Investments in the ordinary course of business consisting of UCC Article 3 en dorsements for collection or deposit and UCC Article 4 customary trade arrangements with cus tomers consistent with past practices; (1) Investments (including debt obligations and Equity Interests) received in connec tion with the bankruptcy or reorganization of suppliers and customers or in settlement of delin quent obligations of; or other disputes with, customers and suppliers arising in the ordinary course of business or upon the foreclosure with respect to any secured Investment or other transfer of ti tle with respect to any secured Investment; (m) loans and advances to any direct or indirect parent of the Borrower not in excess of the amount of (after giving effect to any other loans, advances or Restricted Payments in re spect thereof) Restricted Payments to the extent permitted to be made to such parent in accord ance with Sections 7.06(f), (g) or (h), such Investment being treated for purposes of the applicable -114-

clause of Section 7.06, including any limitations, as if a Restricted Payment made pursuant to such clause; (n) Investments in an aggregate amount outstanding pursuant to this clause (n) (val ued at the time of the making thereof; and without giving effect to any write downs or write offs thereof) at any time not to exceed (x) the greater of $90125,000,000 and 45.00% of Total Assets(in each case, net of any return in respect thereof; including dividends, interest, distributions, re turns of principal, profits on sale, repayments, income and similar amounts) plus (y) the Cumula tive Credit at such time; (o) advances of payroll payments to employees in the ordinary course of business; (p) (i) Investments made in the ordinary course of business in connection with ob taining, maintaining or renewing client contracts and loans or advances made to distributors in the ordinary course of business and (ii) Investments to the extent that payment for such Investments is made solely with Equity Interests of the Borrower (or any direct or indirect parent of the Bor rower); (q) Investments of a Restricted Subsidiary acquired after the Closing Date or of a corporation merged or amalgamated or consolidated into the Borrower or merged, amalgamated or consolidated with a Restricted Subsidiary in accordance with Section 7.04 after the Closing Date to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger, amalgamation or consolidation and were in existence on the date of such acquisition, merger or consolidation; (r) Investments made by any Restricted Subsidiary that is not a Loan Party to the ex tent such Investments are financed with the proceeds received by such Restricted Subsidiary from an Investment in such Restricted Subsidiary permitted under this Section 7.02; (s) Guarantees by the Borrower or any of its Restricted Subsidiaries of leases (other than Capitalized Leases) or of other obligations that do not constitute Indebtedness, in each case entered into in the ordinary course of business; (t) (i) Investments in a Securitization Subsidiary or any Investment by a Securitiza tion Subsidiary in any other Person in connection with a Qualified Securitization Financing; pro vided, however, that any such Investment in a Securitization Subsidiary is in the form of (x) a contribution of additional Securitization Assets or (y) Limited Originator Recourse and (ii) distri butions or payments of Securitization Fees and purchases of Securitization Assets pursuant to a Securitization Repurchase Obligation in connection with a Qualified Securitization Financing; (u) the acquisition of the Split Brands pursuant to the Split Brands Acquisition Agreement as in effect on the Closing Date or as may be amended in any manner not material and adverse to the Lenders; (v) Investments consisting of any Foreign IF Transfer; and (w) Investments made with Excluded Contributions. -115-

Section 7.03 Indebtedness.

Create, incur, assume or suffer to exist any Indebtedness, except:

(a) Indebtedness of any Loan Party under the Loan Documents;

(b) (i) Indebtedness outstanding on the ~~Closing~~Amendment No. 2 Effective Date and listed in ~~Section~~ Schedule 7.03~~(b) of the Confidential Disclosure Letter~~ to Amendment No. 2 and any Permitted Refinancing thereof and (ii) intercompany Indebtedness outstanding on the Closing Date and any Permitted Refinancing thereof, of which any amount owed by a Restricted Subsidiary that is not a Loan Party to a Loan Party shall be evidenced by an Intercompany Note; *provided* that all such Indebtedness of any Loan Party owed to any Person or Restricted Subsidiary that is not a Loan Party shall be unsecured and subordinated to the Obligations pursuant to an Intercompany Note;

(c) Guarantees by the Borrower and any Restricted Subsidiary in respect of Indebtedness of the Borrower or any Restricted Subsidiary of the Borrower otherwise permitted hereunder; *provided* that (A) no Guarantee by any Restricted Subsidiary of any Indebtedness constituting a Specified Junior Financing Obligation shall be permitted unless such Guaranteeing party shall have also provided a Guarantee of the Obligations on the terms set forth herein and (B) if the Indebtedness being Guaranteed is subordinated to the Obligations, such Guarantee shall be subordinated to the Guarantee of the Obligations on terms at least as favorable to the Lenders as those contained in the subordination of such Indebtedness;

(d) Indebtedness of the Borrower or any Restricted Subsidiary owing to any Loan Party or any other Restricted Subsidiary (or issued or transferred to any direct or indirect parent of a Loan Party which is substantially contemporaneously transferred to a Loan Party or any Restricted Subsidiary of a Loan Party) to the extent constituting an Investment permitted by Section 7.02; *provided* that all such Indebtedness of any Loan Party owed to any Person or Restricted Subsidiary that is not a Loan Party shall be unsecured and subordinated to the Obligations pursuant to an Intercompany Note;

(e) (i) Attributable Indebtedness and other Indebtedness (including Capitalized Leases) financing an acquisition, construction, repair, replacement, lease or improvement of a fixed or capital asset incurred by the Borrower or any Restricted Subsidiary prior to or within 270 days after the acquisition, lease or improvement of the applicable asset and any Permitted Refinancing thereof in an aggregate amount not to exceed the greater of $~~35~~50,000,000 and 2.00% of Total Assets, in each case determined at the time of incurrence (together with any Permitted Refinancings thereof) at any time outstanding and (ii) Attributable Indebtedness arising out of sale-leaseback transactions permitted by Section 7.05(m) and any Permitted Refinancing of such Attributable Indebtedness;

(f) Indebtedness in respect of Swap Contracts designed to hedge against the Borrower's or any Restricted Subsidiary's exposure to interest rates, foreign exchange rates or commodities pricing risks incurred in the ordinary course of business and not for speculative purposes and Guarantees thereof;

(g) Indebtedness of the Borrower or any Restricted Subsidiary assumed in connection with any Permitted Acquisition; *provided* that such Indebtedness is not incurred in contemplation of such Permitted Acquisition, and any Permitted Refinancing thereof; *provided further*

-116-

that, after giving proforma effect to such Permitted Acquisition and the assumption of such In debtedness, the aggregate amount of such Indebtedness does not exceed (x) $2~35 ,000,000 at any time outstanding plus (y) any additional amount of such Indebtedness so long as the Total Lever age Ratio is no greater than 5 .285:1.00 and, if such Indebtedness is secured, the Secured Lever age Ratio is no greater than 4.00:1.00, in each case determined on a Pro Forma Basis; provided that in the case of clause (y), any such Indebtedness incurred by a Restricted Subsidiary that is not a Loan Party, together with any Indebtedness incurred by a Restricted Subsidiary that is not a Loan Party pursuant to Section 7.03(s), does not exceed in the aggregate at any time outstanding the greater of $~450,000,000 and 2.OO0o of Total Assets, in each case determined at the time of incurrence; (h) Indebtedness representing deferred compensation to employees of the Borrower or any of its Restricted Subsidiaries incurred in the ordinary course of business; (i) Indebtedness consisting of promissory notes issued by the Borrower or any of its Restricted Subsidiaries to current or former officers, managers, consultants, directors and em ployees, their respective estates, spouses or former spouses to finance the purchase or redemption of Equity Interests of the Borrower or any direct or indirect parent of the Borrower permitted by Section 7.06; (i) Indebtedness incurred by the Borrower or any of its Restricted Subsidiaries in a Permitted Acquisition, any other Investment expressly permitted hereunder or any Disposition, in each case, constituting indemnification obligations or obligations in respect of purchase price (in cluding earnouts) or other similar adjustments; (k) Indebtedness consisting of obligations of the Borrower or any of its Restricted Subsidiaries under deferred compensation or other similar arrangements incurred by such Person in connection with the Transactions, and Permitted Acquisitions or any other Investment express ly permitted hereunder; (I) Cash Management Obligations and other Indebtedness in respect of netting ser vices, automatic clearinghouse arrangements, overdraft protections, employee credit card pro grams and other cash management and similar arrangements in the ordinary course of business and any Guarantees thereof; (m) Indebtedness in an aggregate principal amount that at the time of and after giv ing effect to, the incurrence thereof, would not exceed the greater of $90,000,000 and ‘1.00% of Total Assets; provided that the aggregate principal amount of Indcbtcdncos outstanding in reli ance on this clause (m) m respect of which the primary obligor or a guarantor is a Restricted Sub qirlinrt’ thnt vi tint g T.nnn Pnrty qhnll nnt e”~ee,l in t1’~ “ ~‘y time outstanding the tlntnrm,npd nt tim time nf~greater of $35,000,000 and 2.00% of Total Asset:, rencel25 000 000 and 50000 of Total Assets~ (n) Indebtedness consisting of (a) the financing of insurance premiums or (b) take- or-pay obligations contained in supply arrangements, in each case, in the ordinary course of busi ness; (o) Indebtedness incurred by the Borrower or any of its Restricted Subsidiaries in re spect of letters of credit, bank guarantees, bankers’ acceptances, warehouse receipts or similar in struments issued or created in the ordinary course of business, including in respect of workers -117-

compensation claims, health, disability or other employee benefits or property, casualty or liabil ity insurance or self-insurance or other Indebtedness with respect to reimbursement-type obliga tions regarding workers compensation claims; (p) obligations in respect of performance, bid, appeal and surety bonds and perfor mance and completion guarantees and similar obligations provided by the Borrower or any of its Restricted Subsidiaries or obligations in respect of letters of credit, bank guarantees or similar in struments related thereto, in each case in the ordinary course of business or consistent with past practice; (q) Indebtedness in respect of the Senior Notes and the Existing Notes (including, in each case, any guarantees thereof) and, in each case, any Permitted Refinancing thereof~ (r) ABL Facility Indebtedness of the Loan Parties (a) under clause (i) of the defmi tion of ABL Facility Indebtedness in an aggregate principal amount at any time outstanding not to exceed the greater of (i) the Maximum ABL Facility Amount and (ii) the Borrowing Base and (b) under clauses (ii) and (iii) of the definition of ABL Facility Indebtedness; (s) Permitted Ratio Debt and any Permitted Refinancing thereof; (t) Credit Agreement Refinancing Indebtedness; (u) Indebtedness incurred by a Foreign Subsidiary which, when aggregated with the principal amount of all other Indebtedness incurred pursuant to this clause (u) and then outstand ing, does not exceed $1-595,000,000; (v) Indebtedness incurred by a Securitization Subsidiary in a Qualified Securitization Financing that is not recourse (except for Standard Securitization Undertakings and Limited Orig inator Recourse) to the Borrower or any of the Restricted Subsidiaries; and (w) all premiums (if any), interest (including post-petition interest), fees, expenses, charges and additional or contingent interest on obligations described in clauses (a) through (v) above. For purposes of determining compliance with any Dollar-denominated restriction on the incur rence of Indebtedness, the Dollar-equivalent principal amount of Indebtedness denominated in a foreign currency shall be calculated based on the relevant currency exchange rate in effect on the date such In debtedness was incurred, in the case of term debt, or first committed, in the case of revolving credit debt; provided that if such Indebtedness is incurred to extend, replace, refund, refInance, renew or defease other Indebtedness denominated in a foreign currency, and such extension, replacement, refunding, refinancing, renewal or defeasance would cause the applicable Dollar-denominated restriction to be exceeded if calcu lated at the relevant currency exchange rate in effect on the date of such extension, replacement, refund ing, refinancing, renewal or defeasance, such Dollar-denominated restriction shall be deemed not to have been exceeded so long as the principal amount of such refinancing Indebtedness does not exceed the prin cipal amount of such Indebtedness being extended, replaced, refunded, refinanced, renewed or defeased, plus the aggregate amount of fees, underwriting discounts, premiums (including tender premiums) and other costs and expenses (including OlD) incurred in connection with such refinancing. The accrual of interest, the accretion of accreted value and the payment of interest in the form of additional Indebtedness shall not be deemed to be an incurrence of Indebtedness for purposes of this Sec -118-

tion 7.03. The principal amount of any non-interest bearing Indebtedness or other discount security con stituting Indebtedness at any date shall be the principal amount thereof that would be shown on a balance sheet of the Borrower dated such date prepared in accordance with GAAP. Section 7.04 Fundamental Changes. Merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or here afier acquired) to or in favor of any Person (other than as part of the Transactions), except that: (a) any Restricted Subsidiary may merge, amalgamate or consolidate with (i) the Borrower (including a merger, the purpose of which is to reorganize the Borrower into a new ju risdiction); provided that the Borrower shall be the continuing or surviving Person or (ii) one or more other Restricted Subsidiaries; provided that when any Person that is a Loan Party is merging with a Restricted Subsidiary, a Loan Party shall be the continuing or surviving Person; (b) (i) any Subsidiary that is not a Loan Party may merge, amalgamate or consolidate with or into any other Subsidiary that is not a Loan Party, (ii) any Subsidiary may liquidate or dissolve and (iii) any Subsidiary may change its legal form if~ with respect to clauses (ii) and (iii), the Borrower determines in good faith that such action is in the best interest of the Borrower and its Subsidiaries and is not materially disadvantageous to the Lenders (it being understood that in the case of any change in legal form, a Subsidiary that is a Guarantor will remain a Guarantor un less such Guarantor is otherwise permitted to cease being a Guarantor hereunder); (c) any Restricted Subsidiary may Dispose of all or substantially all of its assets (up on voluntary liquidation or otherwise) to the Borrower or to another Restricted Subsidiary; pro vided that if the transferor in such a transaction is a Guarantor, then (i) the transferee must be a Guarantor (other than Holdings) or the Borrower or (ii) to the extent constituting an Investment, such Investment must be a permitted Investment in or Indebtedness of a Restricted Subsidiary which is not a Loan Party in accordance with Sections 7.02 (other than Section 7.02(e)) and 7.03, respectively; and (d) so long as no Default has occurred and is continuing or would result therefrom, the Borrower may merge or consolidate with any other Person; provided that (i) the Borrower shall be the continuing or surviving corporation or (ii) if the Person formed by or surviving any such merger or consolidation is not the Borrower (any such Person, the “Successor Company”), (A) the Successor Company shall be an entity organized or existing under the Laws of the United States, any state thereof or the District of Columbia, (B) the Successor Company shall expressly assume all the obligations of the Borrower under this Agreement and the other Loan Documents to which the Borrower is a party pursuant to a supplement hereto or thereto in form reasonably satisfactory to the Administrative Agent, (C) each Guarantor, unless it is the other party to such merger or consolidation, shall have confirmed that its Guarantee shall apply to the Successor Company’s obligations under the Loan Documents, (D) each Guarantor, unless it is the other par ty to such merger or consolidation, shall have by a supplement to the Security Agreement and other applicable Collateral Documents confirmed that its obligations thereunder shall apply to the Successor Company’s obligations under the Loan Documents, (E) if requested by the Administra tive Agent, each mortgagor of a Mortgaged Property, unless it is the other party to such merger or consolidation, shall have by an amendment to or restatement of the applicable Mortgage (or other instrument reasonably satisfactory to the Administrative Agent) confirmed that its obligations thereunder shall apply to the Successor Company’s obligations under the Loan Documents, and -119-

(F) the Borrower shall have delivered to the Administrative Agent an officer’s certificate and an opinion of counsel, each stating that such merger or consolidation and such supplement to this Agreement or any Collateral Document comply with this Agreement; provided,further, that if the foregoing are satisfied, the Successor Company will succeed to, and be substituted for, the Bor rower under this Agreement; (e) so long as no Default has occurred and is continuing or would result therefrom (in the case of a merger involving a Loan Party), any Restricted Subsidiary may merge or consol idate with any other Person in order to effect an Investment permitted pursuant to Section 7.02; provided that the continuing or surviving Person shall be a Restricted Subsidiary of the Borrower, which together with each of its Restricted Subsidiaries, shall have complied with the requirements of Section 6.11 to the extent required pursuant to the Collateral and Guarantee Requirement; (f) Holdings, the Borrower and the Restricted Subsidiaries may consummate the Acquisition, related transactions contemplated by the Acquisition Agreement (and documents re lated thereto) and the Transactions; and (g) so long as no Default has occurred and is continuing or would result therefrom, a merger, dissolution, liquidation, consolidation or Disposition, the purpose of which is to effect a Disposition permitted pursuant to Section 7.05. Section 7.05 Dispositions. Make any Disposition or enter into any agreement to make any Disposition (other than as part of or in connection with the Transactions), except: (a) Dispositions of obsolete, worn out, used or surplus property, whether now owned or hereafter acquired, in the ordinary course of business and Dispositions of property no longer used or useffil in the conduct of the business of the Borrower or any of its Restricted Subsidiaries; (b) Dispositions of inventory, goods held for sale in the ordinary course of business and immaterial assets (including allowing any registrations or any applications for registration of any IP Rights to lapse or go abandoned) in the ordinary course of business; (c) Dispositions of property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Dis position are promptly applied to the purchase price of such replacement property; (d) Dispositions of property to the Borrower or any Restricted Subsidiary; provided that if the transferor of such property is a Loan Party, (i) the transferee thereof must be a Loan Party (other than Holdings) or (ii) if such transaction constitutes an Investment, such transaction is permitted under Section 7.02; (e) to the extent constituting Dispositions, transactions permitted by Sections 7.01, 7.02 (other than Section 7.02(e)), 7.04 (other than Section 7.04(g)) and 7.06 (other than 7.06(d)); (f) [Reserved); (g) Dispositions of Cash Equivalents; -120-

(h) (i) leases, subleases, licenses or sublicenses (including the provision of software under an open source license), in each case in the ordinary course of business or which do not materially interfere with the business of the Borrower or any of its Restricted Subsidiaries, (ii) Dispositions of II’ Rights that do not materially interfere with the business of the Borrower or any of its Restricted Subsidiaries and (iii) any Foreign IP Transfer; (i) transfers of property subject to Casualty Events; U) Dispositions of property; provided that (i) at the time of such Disposition (other than any such Disposition made pursuant to a legally binding commitment entered into at a time when no Default has occurred and is continuing), no Default shall have occurred and been con tinuing or would result from such Disposition-. • (ii) with respect to any Disposition pursuant to this clause 0) for a purchase price in excess of $42 7,500,000 the Borrower or any of its Restrict ed Subsidiaries shall receive not less than 7500 of such consideration in the form of cash or Cash Equivalents (in each case, free and clear of all Liens at the time received, other than nonconsen sual Liens permitted by Section 7.01 and Liens permitted by Sections 7.0 1(a), (f), (k), (1), (p), (q), (r)(i), (r)(ii), (s) and (dd) (only to the extent the Obligations are secured by such cash and Cash Equivalents)); provided, however, that for the purposes of this clause (j)(ii), the following shall be deemed to be cash: (A) any liabilities (as shown on the Borrower’s most recent balance sheet provided hereunder or in the footnotes thereto) of the Borrower or such Restricted Subsidiary, other than liabilities that are by their terms subordinated to the payment in cash of the Obliga tions, that are assumed by the transferee with respect to the applicable Disposition and for which the Borrower and all of its Restricted Subsidiaries shall have been validly released by all applica ble creditors in writing, (B) any securities received by the Borrower or the applicable Restricted Subsidiary from such transferee that are converted by the Borrower or such Restricted Subsidiary into cash or Cash Equivalents (to the extent of the cash or Cash Equivalents received) within 180 days following the closing of the applicable Disposition, and (C) aggregate non-cash considera tion received by the Borrower or the applicable Restricted Subsidiary having an aggregate fair market value (determined as of the closing of the applicable Disposition for which such non-cash consideration is received) not to exceed the greater of •,000,000 and 2.O00o of Total Assets at any time (net of any non-cash consideration converted into cash and Cash Equivalent .- .. - . . -- -. I .- . - . — — — - I - — II• III - .. - I III III (k) [Reserved]; (1) Dispositions or discounts without recourse of accounts receivable in connection with the compromise or collection thereof in the ordinary course of business; (m) Dispositions of property pursuant to sale-leaseback transactions; provided that to the extent the aggregate Net Proceeds from all such Dispositions since the Closing Date exceeds -121-

$75,000,000, such excess may be reinvested in accordance with the definition of “Net Proceeds” or otherwise applied to prepay Term Loans in accordance with Section 2.05(b)(ii); (n) any swap of assets in exchange for services or other assets in the ordinary course of business of comparable or greater value or usefulness to the business of the Borrower and its Subsidiaries as a whole, as determined in good faith by the management of the Bontwer; (o) any sale of Equity Interests in, or Indebtedness or other securities of; an Unre stricted Subsidiary; (p) Dispositions of Investments in joint ventures to the extent required by, or made pursuant to customary buy sell arrangements between, the joint venture parties set forth in joint venture arrangements and similar binding arrangements; (q) the unwinding of any Swap Contract; (r) the lapse or abandonment in the ordinary course of business of any registrations or applications for registration of any immaterial IP Rights; (s) any Disposition of Securitization Assets to a Securitization Subsidiary; provided that to the extent the aggregate Not Proceeds from all such Dispositions since the Closing Date exceeds $75,000 000, such excess shall be applied to prepay Term Loans in accordance with Sec tion 2.05(b)(ii) and ma)’ not be reinvested in the business of the Borrower or a Rectncted Subsidi my; and (t) the issuance of Nominal Shares~~4 u the Dis osition of that certain brand of Insi ht relatin to the Bonine Assets as defmed in the FTC Order and identified to the Administrative A ent nor to the Amendment No. 2 Effective Datr rovided that the Net Proceeds of such Dis sition shall be a lied to re a an outstandin Term B-l Loans and Term B-2 Loans on a ro rata basis in accordance with Section 2.05 ii and ma not be reinvested m the business of the Borrower or a Restricted Sub sidiary. provided that any Disposition of any property pursuant to this Section 7.05 (except pursuant to Sections I 7.05(e), (i), (p), (q), (r)). (s). and (su and except for Dispositions from a Loan Party to any other Loan Party) shall be for no less than the fair market value of such property at the time of such Disposition as determined by the Borrower in good faith. To the extent any Collateral is Disposed of as expressly per mitted by this Section 7.05 to any Person other than a Loan Party, such Collateral shall be sold free and clear of the Liens created by the Loan Documents, and the Administrative Agent shall be authorized to take any actions deemed appropriate in order to effect the foregoing. Section 7.06 Restricted Payments. Declare or make, directly or indirectly, any Restricted Payment, except: (a) each Restricted Subsidiary may make Restricted Payments to the Borrower, and other Restricted Subsidiaries of the Borrower (and, in the case of such a Restricted Payment by a non-wholly owned Restricted Subsidiary, to the Borrower and any other Restricted Subsidiary and to each other owner of Equity Interests of such Restricted Subsidiary based on their relative ownership interests of the relevant class of Equity Interests); (b) the Borrower and each Restricted Subsidiary may declare and make dividend payments or other Restricted Payments payable solely in the Equity Interests (other than Disqual ified Equity Interests not otherwise permitted by Section 7.03) of such Person (and, in the case of such a Restricted Payment by a non-wholly owned Restricted Subsidiary, to the Borrower and any other Restricted Subsidiary and to each other owner of Equity Interests of such Restricted Subsidiary based on their relative ownership interests of the relevant class of Equity Interests); (c) Restricted Payments made (i) on the Closing Date to consummate the Transac tions, (ii) in respect of working capital adjustments or purchase price adjustments pursuant to the Acquisition Agreement or the Split Brands Acquisition Agreement and (iii) in order to satisfy in demnity and other similar obligations under the Acquisition Agreement or the Split Brands Ac quisition Agreement; (d) to the extent constituting Restricted Payments, the Borrower (or any direct or in direct parent thereof) and its Restricted Subsidiaries may enter into and consummate transactions expressly permitted by any provision of Section 7.02 (other than 7.02(e) and (m)), 7.04 or 7.08 (other than Section 7.08W) or 7.08W); (e) repurchases of Equity Interests in Holdings, the Borrower or any Restricted Sub sidiary of Holdings deemed to occur upon exercise of stock options or warrants if such Equity In terests represent a portion of the exercise price of such options or warrants; (f) the Borrower and each Restricted Subsidiary may (i) pay (or make Restricted Payments to allow Holdings or any other direct or indirect parent thereof to pay) for the repur chase, retirement or other acquisition or retirement for value of Equity Interests of such Restricted Subsidiary (or of the Borrower or any other such direct or indirect parent thereof) held by any fu ture, present or former employee, officer, director, manager or consultant (or any spouses, former spouses, successors, executors, administrators, heirs, legatees or distributes of any of the forego ing) of such Restricted Subsidiary (or the Borrower or any other direct or indirect parent thereof) or any of its Subsidiaries or (H) make Restricted Payments in the form of distributions to allow Holdings or any direct or indirect parent of Holdings to pay principal or interest on promissory notes that were issued to any future, present or former employee, officer, director, manager or consultant (or any spouses, former spouses, successors, executors, administrators, heirs, legatees or distributes of any of the foregoing) of such Restricted Subsidiary (or the Borrower or any other direct or indirect parent thereof) in lieu of cash payments for the repurchase, retirement or other acquisition or retirement for value of such Equity Interests held by such Persons, in each case, upon the death, disability, retirement or termination of employment of any such Person or pursu ant to any employee, manager or director equity plan, employee, manager or director stock option plan or any other employee, manager or director benefit plan or any agreement (including any stock subscription or shareholder agreement) with any employee, director, officer or consultant of such Restricted Subsidiary (or the Borrower or any other direct or indirect parent thereof) or any of its Restricted Subsidiaries; provided that the aggregate amount of Restricted Payments made pursuant to this clause (f) together with the aggregate amount of loans and advances to Holdings made pursuant to Section 7.02(m) in lieu of Restricted Payments permitted by this clause (f) shall not exceed $2030,000,000 in any calendar year (with unused amounts in any calendar year being carried over to succeeding calendar years subject to a maximum (without giving effect to the fol -123-

lowing proviso) of $4060,000,000 in any calendar year); providedfurther that such amount in any calendar year may further be increased by an amount not to exceed: (A) amounts used to increase the Cumulative Credit pursuant to clauses ) and ( ) of the defmition of “Cumulative Credit”; (B) the Net Proceeds of key man life insurance policies received by the Bor rower or its Restricted Subsidiaries less the amount of Restricted Payments previously made with the cash proceeds of such key man life insurance policies; and providedfurther that cancellation of Indebtedness owing to the Borrower from members of management of the Borrower, any of the Borrower’s direct or indirect parent companies or any of the Borrower’s Restricted Subsidiaries in connection with a repurchase of Equity Interests of any of the Borrower’s direct or indirect parent companies will not be deemed to constitute a Restrict ed Payment for purposes of this covenant or any other provision of this Agreement; (g) the Borrower may make Restricted Payments in an aggregate amount not to ex ceed, when combined with prepayment of Indebtedness pursuant to Section 7.1 3(a)(iv), (x) $5070,000,000, nii~ (y) if (A) the Total Leverage Ratio calculated on a Pro Forma Basis is less than or equal to 4 to 1.00 and (B) the Secured Leverage Ratio calculated on a Pro Forma Basis is less than or equal to 3.75 to 1.00, the Cumulative Credit at such time; provided, that with respect to any Restricted Payment made pursuant to clause (y) above, no Default has occurred and is continuing or would result therefrom; (h) the Borrower may make Restricted Payments to any direct or indirect parent of the Borrower: (ii) to pay its operating costs and expenses incurred in the ordinary course of business and other corporate overhead costs and expenses (including administrative, le gal, accounting and similar expenses provided by third parties), which are reasonable and customary and incurred in the ordinary course of business and attributable to the owner ship or operations of the Borrower and its Restricted Subsidiaries, Transaction Expenses and any reasonable and customary indemnification claims made by directors or officers of such parent attributable to the ownership or operations of the Borrower and its Re stricted Subsidiaries; (iii) the proceeds of which shall be used to pay (or make Restricted Payments to allow any direct or indirect parent thereof to pay) franchise taxes, and other fees and expenses, required to maintain its (or any of its direct or indirect parents’) corporate ex istence; (iv) for any taxable period in which the Borrower and/or any of its Subsidiar ies is a member of a consolidated, combined or similar income tax group of which a di rect or indirect parent of Borrower is the common parent (a “Tax Group”), to pay feder al, foreign, state and local income taxes of such Tax Group that are attributable to the taxable income of the Borrower and/or its Subsidiaries; provided that, for each taxable period, the amount of such payments made in respect of such taxable period in the aggre gate shall not exceed the amount that the Borrower and its Subsidiaries would have been required to pay as a stand-alone Tax Group; providedfurther that the permitted payment pursuant to this clause (iii) with respect to any Taxes of any Unrestricted Subsidiary for -124-

any taxable period shall be limited to the amount actually paid with respect to such period by such Unrestricted Subsidiary to the Borrower or its Restricted Subsidiaries for the purposes of paying such consolidated, combined or similar income Taxes; (v) to finance any Investment that would be permitted to be made pursuant to Section 7.02 and Section 7.08 if such parent were subject to such sections; provided that (A) such Restricted Payment shall be made substantially concurrently with the clos ing of such Investment and (B) such parent shall, immediately following the closing thereof, cause (1) all property acquired (whether assets or Equity Interests) to be contrib uted to the Borrower or the Restricted Subsidiaries or (2) the merger (to the extent per mitted in Section 7.04) of the Person formed or acquired into the Borrower or its Re stricted Subsidiaries in order to consummate such Permitted Acquisition or Investment, in each case, in accordance with the requirements of Section 6.11; (vi) the proceeds of which (A) shall be used to pay customary salary, bonus and other benefits payable to officers and employees of Holdings or any direct or indirect parent company of Holdings to the extent such salaries, bonuses and other benefits are at tributable to the ownership or operation of the Borrower and the Restricted Subsidiaries or (B) shall be used to make payments permitted under Sections 7.08 (i) and (p) (but only to the extent such payments have not been and are not expected to be made by the Bor rower or a Restricted Subsidiary); and (vii) the proceeds of which shall be used by Holdings to pay (or to make Re stricted Payments to allow any direct or indirect parent thereof to pay) fees and expenses (other than to Affiliates) related to any unsuccessful equity or debt offering by Holdings (or any direct or indirect parent thereof) that is directly attributable to the operations of the Borrower and its Restricted Subsidiaries; (i) payments made or expected to be made by Holdings, the Borrower or any of the Restricted Subsidiaries in respect of withholding or similar Taxes payable by or with respect to any future, present or former employee, director, manager or consultant (or any spouses, former spouses, successors, executors, administrators, heirs, legatees or distributes of any of the forego ing) and any repurchases of Equity Interests in consideration of such payments including deemed repurchases, in each case, in connection with the exercise of stock options; ~) Holdings, the Borrower or any of the Restricted Subsidiaries may pay cash in lieu of fractional Equity Interests in connection with any dividend, split or combination thereot or any Permitted Acquisition, or any vesting of Equity Interests; and (k) Restricted Payments in the amount of any Excluded Contribution. Section 7.07 Change in Nature of Business. Engage in any material line of business substantially different from those lines of business con ducted by the Borrower and the Restricted Subsidiaries on the Closing Date or any business reasonably related, complementary, synergistic or ancillary thereto (including related, complementary, synergistic or ancillary technologies) or reasonable extensions thereof -125-

Section 7.08 Transactions with Affiliates. Enter into any transaction of any kind with any Affiliate of the Borrower, whether or not in the ordinary course of business, with a fair market value in excess of $10 000 000 other than (a) transactions among Holdings and its Restricted Subsidiaries, (b) on terms substantially as favorable to Holdings or such Restricted Subsidiary as would be obtainable by Holdings or such Restricted Subsidiary at the time in a comparable arm’s- length transaction with a Person other than an Affiliate, (c) the Transactions and the payment of fees and expenses (including Transaction Expenses) as part of or in connection with the Transactions, (d) [reserved], (e) [reserved], (f) Restricted Payments permitted under Section 7.06, (g) transactions by Holdings and its Restricted Subsidiaries permitted under an ex press provision (including any exceptions thereto) of this Article VII, (h) employment and severance arrangements between Holdings and its Restricted Subsidiaries and theft respective officers and employees in the ordinary course of business and transactions pursuant to stock option plans and employee benefit plans and arrangements in the ordinary course of business, (i) the payment of customary fees and reasonable out of pocket costs to, and indem nities provided on behalf of, directors, officers, employees and consultants of the Borrower and its Restricted Subsidiaries (or any direct or indirect parent of the Borrower) in the ordinary course of business to the extent attributable to the ownership or operation of the Borrower and its Re stricted Subsidiaries, 0) transactions pursuant to agreements, instruments or arrangements in existence on the endment No. 2 Effective Date and set forth in Section Schedule 7.08 of the Confi dential Dicolosure Letterto Amendment No. 2 or any amendment thereto to the extent such an amendment is not adverse to the Lenders in any material respect, (k) [reserved], (1) payments by the Borrower or any of its Subsidiaries pursuant to any tax sharing agreements with any direct or indirect parent of the Borrower to the extent attributable to the ownership or operation of the Borrower and the Subsidiaries, but only to the extent permitted by Section 7.06(h)(iii), (m) the issuance or transfer of Equity Interests (other than Disqualified Equity Inter ests) of Holdings to any former, current or future director, manager, officer, employee or consult ant (or any spouses, former spouses, successors, executors, administrators, heirs, legatees, distrib utes or Affiliate of any of the foregoing) of the Borrower, any of its Subsidiaries or any direct or indirect parent thereof, (n) transactions with customers, clients, joint venture partners, suppliers or purchas ers or sellers of goods or services, in each case in the ordinary course of business and otherwise in compliance with the terms of this Agreement that are fair to the Borrower and the Restricted Sub sidiaries, in the reasonable determination of the board of directors or the senior management of the Borrower, or are on terms at least as favorable as might reasonably have been obtained at such time from an unaffiliated party, (o) any payments required to be made pursuant to the Acquisition Agreement or the Split Brands Acquisition Agreement, (p) the payment of reasonable out-of-pocket costs and expenses and indemnities pur suant to the stockholders agreement or the registration and participation rights agreement entered into on the Closing Date in connection therewith, (q) transactions in which Holdings or any of the Restricted Subsidiaries, as the case may be, deliver to the Administrative Agent a letter from an Independent Financial Advisor stat ing that such transaction is fair to Holdings or such Restricted Subsidiary from a financial point of view or meets the requirements of clause (b) of this Section 7.08, (r) payments to or from, and transactions with, joint ventures (to the extent any such joint venture is only an Affiliate as a result of Investments by Holdings and the Restricted Subsid iaries in such joint venture) in the ordinary course of business to the extent otherwise permitted under Section 7.02, (s) [reserved], and (t) any Disposition of Securitization Assets or related assets, Investment permitted pursuant to Section 7.02(t) or Standard Securitization Undertakings, in each case in connection with any Qualified Securitization Financing. Section 7.09 Burdensome Agreements. Enter into or permit to exist any Contractual Obligation (other than this Agreement or any other Loan Document) that limits the ability of (a) any Restricted Subsidiary of the Borrower that is not a Guarantor to make Re stricted Payments to the Borrower or any Guarantor or (b) any Loan Party to create, incur, assume or suffer to exist Liens on property of such Person for the benefit of the Lenders with respect to the Facilities and the Obligations or un der the Loan Documents; provided that the foregoing clauses (a) and (b) shall not apply to Con tractual Obligations which (i) (x) exist on the Qle€uigAmendment No 2 Effective Date and (to the ex tent not otherwise permitted by this Section 7.09) are listed in Section Schedule 7.09 €4’ the Confidential Disclosure Letterto Amendment No. 2 and (y) to the extent Contractual Obligations permitted by clause (x) are set forth in an agreement evidencing Indebted- -127-

ness, are set forth in any agreement evidencing any permitted modification, replacement, renewal, extension or refinancing of such Indebtedness so long as such modification, re placement, renewal, extension or refinancing does not expand the scope of such Contrac tual Obligation, (ii) are binding on a Restricted Subsidiary at the time such Restricted Sub sidiary first becomes a Restricted Subsidiary of the Borrower, so long as such Contractual Obligations were not entered into solely in contemplation of such Person becoming a Re stricted Subsidiary of the Borrower; provided, further, that this clause (ii) shall not apply to Contractual Obligations that are binding on a Person that becomes a Restricted Subsid iary pursuant to Section 6.14, (Hi) represent Indebtedness of a Restricted Subsidiary of the Borrower which is not a Loan Party which is permitted by Section 7.03 and which does not apply to any Loan Party, (iv) are customary restrictions that arise in connection with (x) any Lien per mitted by Sections 7.01(a), (k), (1), (p), (q), (r)(i), (r)(ii), (s) and (ee) and relate to the property subject to such Lien or (y) arise in connection with any Disposition permitted by Section 7.04 or 7.05 and relate solely to the assets or Person subject to such Disposition, (v) are customary provisions in joint venture agreements and other similar agreements applicable to joint ventures permitted under Section 7.02 and applicable sole ly to such joint venture entered into in the ordinary course of business, (vi) are negative pledges and restrictions on Liens in favor of any holder of Indebtedness permitted under Section 7.03 but solely to the extent any negative pledge relates to (i) the property financed by such Indebtedness and the proceeds and products thereof or (ii) the property secured by such Indebtedness and the proceeds and products thereof so long as the agreements governing such Indebtedness permit the Liens securing the Obligations, (vii) are customary restrictions on leases, subleases, licenses or asset sale agreements otherwise permitted hereby so long as such restrictions relate to the property interest, rights or the assets subject thereto, (viii) comprise restrictions imposed by any agreement relating to se cured Indebtedness permitted pursuant to Section 7.03(e), (g), (n)(a), and (u) and to the extent that such restrictions apply only to the property or assets securing such Indebted ness or, in the case of Section 7.03(g), to the Restricted Subsidiaries incurring or guaran teeing such Indebtedness, (ix) are customary provisions restricting subletting or assignment of any lease governing a leasehold interest of the Borrower or any Restricted Subsidiary, (x) are customary provisions restricting assignment of any agreement en tered into in the ordinary course of business, (xi) are restrictions on cash or other deposits imposed by customers under contracts entered into in the ordinary course of business, -128-

(xii) arise in connection with cash or other deposits permitted under Sections 7.01 and 7.02 and limited to such cash or deposit, and (xiii) comprise restrictions imposed by any agreement governing In debtedness entered into on or after the Closing Date and permitted under Section 7.03 (including, without limitation, the ABL Credit Agreement, the Senior Notes, the Existing Notes and, in each case, any Permitted Refinancing in respect thereof) that are, taken as a whole, in the good faith judgment of the Borrower, no more restrictive with respect to the Borrower or any Restricted Subsidiary than customary market terms for Indebtedness of such type (and, in any event, are no more restrictive than the restrictions contained in this Agreement), so long as the Borrower shall have determined in good faith that such re strictions will not affect its obligation or ability to make any payments required hereun der. Section 7.10 Use of Proceeds. Use the proceeds of any Borrowing, whether directly or indirectly (a) on the Closing Date, in a manner inconsistent with the uses set forth in the preliminary statements to this Agreement or (b) after the Closing Date, use the proceeds for any purpose other than to pay costs and expenses related to the Trans actions and for general corporate purposes and working capital needs. Loans. tions. Use the proceeds of all Term B-i Loans for any purpose other than to refinance the Term B Use he roceeds of all Term 8-2 Loans for an u ose other than to finance the 2014 Transac Section 7.11 Financial Covenants. (a) Total Leverage Ratio. Permit the Total Leverage Ratio as of the last day of any Test Pe riod to be greater than the ratio set forth below opposite the last fiscal quarter of such Test Period: Fiscal Year Ending March 31, 20135 March 31, 20146 March31, 20157 March 31, 20168 March 31, 2019 and thereaf ter First Quarter NA ?408.00: 1.00 6.0075:1.00 4455.50:1.00 34.50:1.00 Second Quarter 608 00:1.00 7.0075:1.00 .50:1.00 4405.25:1.00 3-504.25:1.00 Third Quarter 408.00: 1.00 6457.25:1.00 5-506.25:1.00 4255.00:1.00 340400:1.00 Fourth Quarter ?258.00: 1.00 6407.00:1.00 5.2575:1.00 4.0075:1.00 3.5075:1.00 (b) Consolidated Cash Interest Coverage Ratio. Permit the Consolidated Cash Interest Cov erage Ratio as of the last day of any Test Period to be less than the ratio set forth below opposite the last fiscal quarter of such Test Period: Fiscal Year Ending March 31, 20135 March 31, 20146 March31, 20157 March 31, 201-62018 and First Quarter 15OIOONA 4-,602.25:1.00 2.0050:1.00 2-253 00:1.00 Second Quarter 4402.25:1.00 4402.25:1.00 2.0075:1.00 23.25:1.00 Third Quarter 4402.25:1.00 4402.50:1.00 2.0075:1.00 23.25:1.00 Fourth Quarter 4402 25:1.00 4-402 50:1.00 23.00:1.00 2253.50:1.00 -129-

thereafter March31 2017 and thereafter 250:1 00 Section 7.12 Accounting Changes. Make any change in its fiscal year; provided, however, that Holdings may, upon written notice to the Administrative Agent, change its fiscal year to any other fiscal year reasonably acceptable to the Ad ministrative Agent, in which case, the Borrower and the Administrative Agent will, and are hereby au thorized by the Lenders to, make any adjustments to this Agreement that are necessary to reflect such change in fiscal year. Section 7.13 Prepayments, Etc. of Certain Indebtedness. (a) Prepay, redeem, purchase, defease or otherwise satisfy prior to the scheduled maturity thereof in any manner (it being understood that payments of regularly scheduled principal, interest and mandatory prepayments shall be permitted) any subordinated Indebtedness incurred under Section 7.03, or any other Indebtedness for borrowed money of a Loan Party that is subordinated to the Obligations expressly by its terms (other than Indebtedness among the Borrower and its Restricted Subsidiaries Senior Notes any uneecured Permitted Ratio Debt or any Permitted Refinancing of any Senior Notes or any unsecured Permitted Ratio Debti (collectively, “Junior Financing”), except (i) the refinancing there of with any Indebtedness (to the extent such Indebtedness constitutes a Permitted Refinancing and, if such Indebtedness was originally incurred under Section 7.03(g), is permitted pursuant to Section 7.03(g)), to the extent not required to prepay any Loans pursuant to Section 2.05(b), (ii) the conversion or exchange of any Junior Financing to Equity Interests (other than Disqualified Equity Interests) of Holdings or any of its direct or indirect parents, (iii) the prepayment of Indebtedness of the Borrower or any Restricted Subsidiary to the Borrower or any Restricted Subsidiary and (iv) prepayments, redemptions, purchases, defeasances and other payments in respect of Junior Financings prior to their scheduled maturity in an aggregate amount not to exceed, when combined with the amount of Restricted Payments pursuant to Section 7.06(g), $100,000,000 ~ if (A) the Total Leverage Ratio calculated on a Pro Forma Basis is less than or equal to 44~5.50 to 1.00 and (B) the Secured Leverage Ratio calculated on a Pro Forma Basis is less than or equal to 3.75 to 1.00, the Cumulative Credit at such time. (b) Amend, modify or change in any manner materially adverse to the interests of the Lend ers any term or condition of any Junior Financing Documentation in respect of any Junior Financing hav ing an aggregate outstanding principal amount in excess of the Threshold Amount without the consent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed). Section 7.14 Permitted Activities. With respect to Holdings, engage in any material operating or business activities; provided that the following and any activities incidental thereto shall be permitted in any event: (i) its ownership of the Equity Interests of Borrower and activities incidental thereto, including payment of dividends and other amounts in respect of its Equity Interests, (ii) the maintenance of its legal existence (including the ability to incur fees, costs and expenses relating to such maintenance), (iii) the performance of its obligations with respect to the Loan Documents and any other Indebtedness, (iv) any public offering of its common stock or any other issuance or sale of its Equity Interests, (v) financing activities, including the issuance of securities, incurrence of debt, payment of dividends, making contributions to the capital of the Borrow er and guaranteeing the obligations of the Borrower, (vi) participating in tax, accounting and other admin istrative matters as a member of the consolidated group of Holdings and the Borrower, (vii) holding any cash or property (but not operating any property), (viii) providing indemnification to officers and direc -130-

tors and (ix) any activities incidental to the foregoing. Holdings shall not incur any Liens on Equity In terests of the Borrower other than those for the benefit of the Obligations, the obligations under the ABL Facility, Permitted First Priority Refinancing Debt, Permitted Junior Priority Refinancing Debt, secured Permitted Ratio Debt and the Pan Passu Obligations. ARTICLE Viii. EVENTS OF DEFAULT AND REMEDIES Section 8.01 Events of Default. Any of the following from and after the Closing Date shall constitute an event of default (an “Event of Default”): (a) Non-Payment. Any Loan Party fails to pay (i) when and as required to be paid herein, any amount of principal of any Loan, or (ii) within five (5) Business Days after the same becomes due, any interest on any Loan or any other amount payable hereunder or with respect to any other Loan Document; or (b) Specific Covenants. Holdings, the Borrower, any Restricted Subsidiary or, in the case of Section 7.14, Holdings only, fails to perform or observe any tenn, covenant or agreement contained in any of Sections 6.03(a) or 6.05(a) (solely with respect to the Borrower) or Article VII; provided that the covenants in Section 7.11 are subject to cure pursuant to Section 8.04; or (c) Other Defaults. Holdings, the Borrower or any Restricted Subsidiary fails to per form or observe any other covenant or agreement (not specified in Section 8.0 1(a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure contin ues for thirty (30) days after receipt by the Borrower of written notice thereof from the Adminis trative Agent; or (d) Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by any Loan Party herein, in any other Loan Document, or in any document required to be delivered in connection herewith or therewith shall be incorrect in any material respect when made or deemed made; or (e) Cross-Default. Any Loan Party or any Restricted Subsidiary (A) fails to make any payment beyond the applicable grace period, if any, whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise, in respect of any Indebtedness (other than In debtedness hereunder) having an aggregate outstanding principal amount of not less than the Threshold Amount, or (B) fails to observe or perform any other agreement or condition relating to any such Indebtedness, or any other event occurs (other than, with respect to Indebtedness con sisting of Swap Contracts, termination events or equivalent events pursuant to the terms of such Swap Contracts and not as a result of any default thereunder by any Loan Party), the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due or to be repurchased, pre paid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, de fease or redeem such Indebtedness to be made, prior to its stated maturity; provided that this clause (e)(B) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness, if such sale or transfer is permitted hereunder; provided, further, that such failure is unrcmedied and is not waived by the -131-

holders of such Indebtedness prior to any termination of the Commitments or acceleration of the Loans pursuant to Section 8.02; or (f) Insolvency Proceedings, Etc. Any Loan Party or any Material Subsidiary insti tutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any re ceiver, trustee, custodian, conservator, liquidator, rehabilitator, administrator, administrative re ceiver or similar officer for it or for all or any material part of its property; or any receiver, trus tee, custodian, conservator, liquidator, rehabilitator, administrator, administrative receiver or sim ilar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for sixty (60) calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is insti tuted without the consent of such Person and continues undismissed or unstayed for sixty (60) calendar days, or an order for relief is entered in any such proceeding; or (g) Attachment. Any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of the Borrower and the Restricted Subsidiaries, taken as a whole, and is not released, vacated or fully bonded within sixty (60) days after its issue or levy; or (h) Judgments. There is entered against any Loan Party or any Restricted Subsidiary a final judgment or order for the payment of money in an aggregate amount exceeding the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer has been notified of such judgment or order and has not denied coverage) and such judgment or order shall not have been satisfied, vacated, discharged or stayed or bonded pending an appeal for a period of sixty (60) consecutive days; or (i) Invalidity ofLoan Documents. Any material provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly pennitted hereunder or thereunder (including as a result of a transaction permitted under Section 7.04 or 7.05) or as a result of acts or omissions by the Administrative Agent or any Lender or the satis faction in full of all the Obligations, ceases to be in full force and effect; or any Loan Party con tests in writing the validity or enforceability of any provision of any Loan Document or the va lidity or priority of a Lien as required by the Collateral Documents on a material portion of the Collateral; or any Loan Party denies in writing that it has any or further liability or obligation un der any Loan Document (other than as a result of repayment in full of the Obligations and termi nation of the Aggregate Commitments), or purports in writing to revoke or rescind any Loan Document; or U) Change of Control. There occurs any Change of Control; or (k) Collateral Documents. Any Collateral Document after delivery thereof pursuant to Section 4.01, 6.11 or 6.13 shall for any reason (other than pursuant to the terms thereof includ ing as a result of a transaction not prohibited under this Agreement) cease to create a valid and perfected Lien, with the priority required by the Collateral Documents on and security interest in any material portion of the Collateral purported to be covered thereby, subject to Liens permitted under Section 7.01, (i) except to the extent that any such perfection or priority is not required pur suant to the Collateral and Guarantee Requirement or results from the failure of the Administra tive Agent to maintain possession of certificates actually delivered to it representing securities pledged under the Collateral Documents or to file Uniform Commercial Code continuation state- -132-

ments and (ii) except as to Collateral consisting of Real Property to the extent that such losses are covered by a lender’s title insurance policy and such insurer has not denied coverage; or (1) ERISA. (i) An ERISA Event occurs which has resulted or could reasonably be expected to result in liability of a Loan Party or a Restricted Subsidiary in an aggregate amount which could reasonably be expected to result in a Material Adverse Effect, or (ii) a Loan Party, any Restricted Subsidiary or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability un der Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount which could rea sonably be expected to result in a Material Adverse Effect. Section 8.02 Remedies Upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent may and, at the re quest of the Required Lenders, shall take any or all of the following actions: (i) [Reserved]; (ii) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other no tice of any kind, all of which are hereby expressly waived by the Borrower; (iii) [Reserved]; and (iv) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable Law; provided that upon the occurrence of an actual or deemed entry of an order for relief with respect to Bor rower under the Bankruptcy Code of the United States or any Debtor Relief Laws, the obligation of each Lender to make Loans shall automatically tenninate and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, in each case without further act of the Administrative Agent or any Lender. Section 8.03 Application of Funds. Subject to the ABL Intercreditor Agreement, after the exercise of remedies provided for in Sec tion 8.02 (or after the Loans have automatically become immediately due and payable as set forth in the proviso to Section 8.02), any amounts received on account of the Obligations shall be applied by the Ad ministrative Agent in the following order (to the fullest extent permitted by mandatory provisions of ap plicable Law): First, to payment of that portion of the Obligations constituting fees, indemnities, ex penses and other amounts (other than principal and interest, but including Attorney Costs payable under Section 10.04 and amounts payable under Article III) payable to the Administrative Agent in its capacity as such; Second, to payment of that portion of the Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders (including Attorney -133-

Costs payable under Section 10.04 and amounts payable under Article III), ratably among them in proportion to the amounts described in this clause Second payable to them; Third, to payment of that portion of the Obligations constituting accrued and unpaid in terest on the Loans and any fees, premiums and scheduled periodic payments due under Term Loan Secured Hedge Agreements, ratably among the Secured Parties in proportion to the respec tive amounts described in this clause Third payable to them; Fourth, to payment of that portion of the Obligations constituting unpaid principal of the Loans and any breakage, termination or other payments under Term Loan Secured Hedge Agreements, ratably among the Secured Parties in proportion to the respective amounts described in this clause Fourth held by them; Fjflh, to the payment of all other Obligations of the Loan Parties that are due and payable to the Administrative Agent and the other Secured Parties on such date, ratably based upon the respective aggregate amounts of all such Obligations owing to the Administrative Agent and the other Secured Parties on such date; and Last, the balance, if any, after all of the Obligations have been paid in full, to the Bor rower or as otherwise required by Law. Notwithstandin an hin to the cont in this A eement or an other Loan Document in no circumstances shal an amounts received from a Loan Part that is not an “eli ble contract ici nt” as defined in the Commodit Exchan e Act be a lied towards the a ent of obli ations that are Ex cluded Swa Obli ations but to the extent rmit ed b a icable law a ro nate adustments shall be made with respect to payments from other Loan Parties that are “eligible contract participants” to pre serve as nearl as ossible the ro ortional allocation to the Obli ations otherwise set forth above in this Section. Section 8.04 Borrower’s Right to Cure. Notwithstanding anything to the contrary contained in Section 8.01 or Section 8.02: (a) For the purpose of determining whether an Event of Default under Section 7.11 has occurred, the Borrower may on one or more occasions designate any portion of the net cash proceeds from a sale or issuance of Qualified Equity Interests of Holdings or any cash contribu tion to the common capital of the Borrower (the “Cure Amount”) as an increase to Consolidated EBITDA for the applicable fiscal quarter; provided that such amounts to be designated (i) are ac tually received by the Borrower after the first day of such applicable fiscal quarter and on or prior to the tenth (10th) Business Day after the date on which financial statements are required to be delivered with respect to such applicable fiscal quarter (the “Cure Expiration Date”), (ii) do not exceed the aggregate amount necessary to cure any Event of Default under Section 7.11 as of such date and (iii) Borrower shall have provided notice (the “Notice of Intent to Cure”) to the Administrative Agent on the date such amounts are designated as a “Cure Amount” (it being un derstood that to the extent such notice is provided in advance of delivery of a Compliance Certifi cate for the applicable period, the amount of such Net Proceeds that is designated as the Cure Amount may be lower than specified in such notice to the extent that the amount necessary to cure any Event of Default under Section 7.11 is less than the full amount of such originally desig nated amount). The Cure Amount used to calculate Consolidated EBITDA for one fiscal quarter -134-

shall be used and included when calculating Consolidated EBITDA for each Test Period that in cludes such fiscal quarter. (b) The parties hereby acknowledge that this Section 8.04 may not be relied on for purposes of calculating any financial ratios other than for determining actual compliance with Section 7.11 (and not Pro Forma Compliance with Section 7.11 that is required by any other pro vision of this Agreement) and shall not result in any adjustment to any amounts (including the amount of Indebtedness and shall not be included for purposes of determining pricing, mandatory prepayments and the availability or amount permitted pursuant to any covenant under Article VII) with respect to the quarter with respect to which such Cure Amount was made other than the amount of the Consolidated EBITDA referred to in the immediately preceding sentence. (c) In furtherance of clause (a) above, (A) upon actual receipt and designation of the Cure Amount by the Borrower, the covenants under Section 7.11 shall be deemed satisfied and complied with as of the end of the relevant fiscal quarter with the same effect as though there had been no failure to comply with the covenants under such Section 7.11 and any Event of Default under Section 7.11 shall be deemed not to have occurred for purposes of the Loan Documents, and (B) upon receipt by the Administrative Agent of a Notice of Intent to Cure prior the Cure Ex piration Date, neither the Administrative Agent nor any Lender may exercise any rights or reme dies under Section 8.02 (or under any other Loan Document) on the basis of any actual or pur ported Event of Default under Section 7.11 until and unless the Cure Expiration Date has oc cuffed without the Cure Amount having been received and designated. (d) (i) In each period of four consecutive fiscal quarters, there shall be at least two (2) fiscal quarters in which no cure right set forth in this Section 8.04 is exercised and (ii) there shall be no proforma reduction in Indebtedness with the Cure Amount for determining compli ance with Section 7.11 for the fiscal quarter with respect to which such Cure Amount was made. (e) There can be no more than five (5) fiscal quarters in which the cure rights set forth in this Section 8.04 are exercised during the term of the Facilities. ARTICLE IX. ADMINISTRATIVE AGENT AND OTHER AGENTS Section 9.01 Appointment and Authority. (a) Each of the Lenders hereby irrevocably appoints Citi to act on its behalf as the Adminis trative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent and the Lenders, and no Loan Party have rights as a third party beneficiary of any of such provisions. (b) The Administrative Agent shall also act as the “collateral agent” under the Loan Docu ments, and each of the Lenders (including in its capacities as a potential Hedge Bank) hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender for purposes of ac quiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to se cure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Administrative Agent, as “collateral agent” and any co-agents, sub-agents and at torneys-in-fact appointed by the Administrative Agent pursuant to Section 9.05 for purposes of holding or -135-

enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent, shall be entitled to the benefits of all provisions of this Article DC and Article X (including the second paragraph of Section 10.05), as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents as if set forth in fill herein with respect thereto. Without limiting the general ity of the foregoing, the Lenders hereby expressly authorize the Administrative Agent to execute any and all documents (including releases) with respect to the Collateral and the rights of the Secured Parties with respect thereto, as contemplated by and in accordance with the provisions of this Agreement and the Col lateral Documents and acknowledge and agree that any such action by any Agent shall bind the Lenders. Section 9.02 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Ad ministrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or un less the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders. Section 9.03 Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, the Adminis trative Agent: (a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing; (b) shall not have any duty to take any discretionary action or exercise any discre tionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may ex pose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law; and (c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relat ing to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity. (d) The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percent age of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 10.01 and 8.02) or (ii) in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall be -136-

deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent by the Borrower or a Lender. (e) The Administrative Agent shall not be responsible for or have any duty to ascer tain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the per formance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Collateral Documents, (v) the value or the sufficiency of any Collateral, or (vi) the satisfaction of any condition set forth in Article TV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. Section 9.04 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for rely ing upon, any notice, request, certificate, consent, statement, instrument, document or other writing (in cluding any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Adminis trative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be flilfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received no tice to the contrary from such Lender prior to the making of such Loan. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. Section 9.05 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article TX shall apply to any such sub-agent and to the Related Parties of the Adminis trative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. Section 9.06 Rcsjj nation of Administrative Agent. The Administrative Agent may at any time give notice of its resignation to the Lenders and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, with the consent of the Borrower at all times other than upon the occurrence and during the continuation of an Event of Default under Section 8.01(f) (which consent of the Borrower shall not be unreasonably with held or delayed), to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the -137-

retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that if the Administrative Agent shall notify the Borrower and the Lenders that no quali f’ying Person has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (a) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (b) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time as the Required Lenders appoint a successor Administrative Agent as provided for above in this Section 9.06. Upon the acceptance of a successor’s appointment as Administrative Agent hereun der, such successor shall succeed to and become vested with all of the rights, powers, privileges and du ties of the retiring (or retired) Administrative Agent, and the retiring Administrative Agent shall be dis charged from all of its duties and obligations hereunder or under the other Loan Documents (if not al ready discharged therefrom as provided above in this Section 9.06). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. Afier the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article and Sections 10.04 and 10.05 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent. Section 9.07 Non-Reliance on Administrative Agent and Other Lenders. Each Lender acknowledges that it has, independently and without reliance upon the Administra tive Agent or any other Lender or any of their Related Parties and based on such documents and infor mation as it has deemed appropriate, made its own credit analysis and decision to enter into this Agree ment. Each Lender also acknowledges that it will, independently and without reliance upon the Adminis trative Agent or any other Lender or any of their Related Parties and based on such documents and infor mation as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. Section 9.08 No Other Duties, Etc.Anything herein to the contrary notwithstanding, none of the Administrative Agent, Bookrunners, Arrangers, Syndication Agents or Documentation Agents listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent or a Lender hereunder. Section 9.09 Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial pro ceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file -138-

such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 2.09, 10.04 and 10.05) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, if the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09 and 10.04 and 10.05. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender to authorize the Administrative Agent to vote in respect of the claim of any Lender or in any such proceeding. Section 9.10 Collateral and Guaranty Matters. Each of the Lenders (including in its capacities as a potential Hedge Banlc) irrevocably authorizes the Administrative Agent: (a) to automatically release any Lien on any property granted to or held by the Ad ministrative Agent under any Loan Document (i) upon termination of the Aggregate Commit ments and payment in fill of all Obligations (other than (A) contingent indemnification obliga tions and (B) obligations and liabilities under Term Loan Secured Hedge Agreements as to which arrangements satisfactory to the applicable Hedge Bank shall have been made), (ii) at the time the property subject to such Lien is Disposed or to be Disposed to any Person other than a Loan Party as part of or in connection with any Disposition permitted hereunder or under any other Loan Document, (iii) subject to Section 10.01, if the release of such Lien is approved, authorized or rat ified in writing by the Required Lenders, (iv) if the property subject to such Lien is owned by a Guarantor, upon release of such Guarantor from its obligations under its Guaranty pursuant to clause (c) below or (v) that constitutes Excluded Assets; (b) to release or subordinate any Lien on any property granted to or held by the Ad ministrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 7.01(u) to the extent required by the holder of, or pursuant to the terms of any agreement governing, the obligations secured by such Liens; and (c) to release any Guarantor from its obligations under the Guaranty if such Person ceases to be a Restricted Subsidiary or becomes an Excluded Subsidiary as a result of a transac tion or designation permitted hereunder; provided that no such release shall occur if such Guaran tor continues to be a guarantor in respect of any Indebtedness incurred pursuant to Section 7.03(r), the Existing Notes, any Permitted First Priority Refinancing Debt, any Permitted Junior Priority Refinancing Debt, any Permitted Unsecured Refinancing Debt, any Junior Financing or any Permitted Refinancing of any of the foregoing. -139-

Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writ ing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Sec tion 9.10. In each case as specified in this Section 9.10, the Administrative Agent will (and each Lender irrevocably authorizes the Administrative Agent to), at the Borrower’s expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Collateral Docu ments or to subordinate its interest in such item, or to evidence the release of such Guarantor from its ob ligations under the Guaranty, in each case in accordance with the terms of the Loan Documents and this Section 9.10. Section 9.11 Tenn Loan Secured Hedge Agreements; Jntercreditor Agreements. Except as otherwise expressly set forth herein or in any Guaranty or any Collateral Document, no Hedge Bank that obtains the benefits of Section 8.03, any Guaranty or any Collateral by virtue of the pro visions hereof or of any Guaranty or any Collateral Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capaci ty as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwith standing any other provision of this Article IX to the contrary, the Administrative Agent shall not be re quired to verify the payment of, or that other satisfactory arrangements have been made with respect to, Obligations arising under Term Loan Secured Hedge Agreements unless the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as the Adminis trative Agent may request, from the applicable Hedge Bank. The Lenders hereby authorize the Administrative Agent to enter into any First Lien Intercreditor Agreement, any Junior Lien Jntercreditor Agreement or other intercreditor agreement or arrangement permitted under this Agreement and any such intercreditor agreement is binding upon the Lenders. Section 9.12 Withholding Tax Indemnity. To the extent required by any applicable Laws, the Administrative Agent may withhold from any payment to any Lender an amount equivalent to any applicable withholding Tax. If the Internal Revenue Service or any other authority of the United States or other jurisdiction asserts a claim that the Adminis trative Agent did not properly withhold Tax from amounts paid to or for the account of any Lender for any reason (including, without limitation, because the appropriate form was not delivered or not properly executed, or because such Lender failed to notify the Administrative Agent of a change in circumstance that rendered the exemption from, or reduction of withholding Tax ineffective), such Lender shall, within 10 days after written demand therefor, indemnify and hold harmless the Administrative Agent (to the ex tent that the Administrative Agent has not already been reimbursed by a Loan Party pursuant to Sec tion 3.01 and Section 3.04 and without limiting or expanding the obligation of the Loan Parties to do so) for all amounts paid, directly or indirectly, by the Administrative Agent as Taxes or otherwise, together with all expenses incurred, including legal expenses and any other out-of-pocket expenses, whether or not such Tax was correctly or legally imposed or asserted by the relevant Governmental Authority. A certifi cate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other Loan Document against any amount due the Administrative Agent under this Section 9.12. The agree ments in this Section 9.12 shall survive the resignation and/or replacement of the Administrative Agent, -140-

any assignment of rights by, or the replacement of, a Lender and the repayment, satisfaction or discharge of all other Obligations. ARTICLE X. MISCELLANEOUS Section 10.01 Amendments. Etc.Except as otherwise set forth in this Agreement, no ment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by any Loan Party therefrom, shall be effective unless in writing signed by the Required Lend ers (or by the Administrative Agent with the consent of the Required Lenders) and the applicable Loan Party, as the case may be, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that, no such amendment, waiver or consent shall: (a) extend or increase the Commitment of any Lender without the written consent of each Lender holding such Commitment (it being understood that a waiver of any condition prece dent or of any Default, mandatory prepayment or mandatory reduction of any Commitments shall not constitute an extension or increase of any Commitment of any Lender); (b) postpone any date scheduled for, or reduce or forgive the amount of; any pay ment of principal or interest under Section 2.07 or 2.08 (other than pursuant to Section 2.08(b)) or postpone any date for the payment of fees hereunder without the written consent of each Lender directly affected thereby, it being understood that the waiver of (or amendment to the tenns of) any mandatory prepayment of the Loans shall not constitute a postponement of any date sched uled for the payment of principal or interest and it further being understood that any change to the defmition of “Consolidated First Lien Net Leverage Ratio,” “Consolidated Cash Interest Cover age Ratio,” “Total Leverage Ratio” or “Secured Leverage Ratio” or, in each case, in the compo nent definitions thereof shall not constitute a reduction or forgiveness in any rate of interest; (c) reduce or forgive the principal of, or the rate of interest specified herein on, any Loan, or (subject to clause (i) of the second proviso to this Section 10.01) any fees or other amounts payable hereunder or under any other Loan Document (or extend the timing of payments of such fees or other amounts) without the written consent of each Lender directly affected there by, it being understood that any change to the definition of “Consolidated First Lien Net Leverage Ratio,” “Consolidated Cash Interest Coverage Ratio,” “Total Leverage Ratio” or “Secured Lever age Ratio” or, in each case, in the component definitions thereof shall not constitute a reduction in any rate of interest; provided that only the consent of the Required Lenders shall be necessary to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest at the Default Rate; (d) change any provision of this Section 10.01 orthe definition of “Required Lend ers,” “Required Facility Lenders,” “Required Class Lenders” or any other provision specifying the number of Lenders or portion of the Loans or Commitments required to take any action under the Loan Documents or Section 8.03, without the written consent of each Lender directly affected thereby (it being understood that each Lender shall be directly and adversely affected by a change to the “Required Lenders” definition or the “Pro Rata Share” definition); (e) other than in connection with a transaction permitted under Section 7.04 or Sec tion 7.05, release all or substantially all of the Collateral in any transaction or series of related transactions, without the written consent of each Lender; or -141-

(0 other than in connection with a transaction permitted under Section 7.04 or Sec tion 7.05, release all or substantially all of the aggregate value of the Guarantees, without the written consent of each Lender; and provided,further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of, or any fees or other amounts payable to, the Administrative Agent under this Agreement or any other Loan Document and (ii) Section 10.07(h) may not be amended, waived or otherwise modified without the consent of each Granting Lender all or any part of whose Loans are being funded by an SPC at the time of such amend ment, waiver or other modification. Notwithstanding the foregoing, no Lender consent is required to effect any amendment or sup plement to the ABL lntercreditor Agreement, any First Lien Intercreditor Agreement, any Junior Lien Intercreditor Agreement or other intercreditor agreement or arrangement permitted under this Agreement that is for the purpose of adding the holders of Permitted First Priority Refinancing Debt, or Permitted Junior Priority Refinancing Debt, as expressly contemplated by the terms of such ABL Jntercreditor Agreement, such First Lien Intercreditor Agreement, such Junior Lien Jntercreditor Agreement or such other intercreditor agreement or arrangement permitted under this Agreement, as applicable (it being un derstood that any such amendment or supplement may make such other changes to the applicable inter- creditor agreement as, in the good faith determination of the Administrative Agent, are required to effec tuate the foregoing and provided that such other changes are not adverse, in any material respect, to the interests of the Lenders); provided,further, that no such agreement shall amend, modify or otherwise af fect the rights or duties of the Administrative Agent hereunder or under any other Loan Document with out the prior written consent of the Administrative Agent. Notwithstanding the foregoing, this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Borrower (a) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Term Loans and the accrued interest and fees in respect thereof and (b) to include appropriately the Lenders holding such credit facilities in any deter mination of the Required Lenders. In addition, notwithstanding the foregoing, this Agreement may be amended with the written con sent of the Administrative Agent, the Borrower and the Lenders providing the Replacement Term Loans (as defined below) to permit the refinancing of all outstanding Term Loans of any Class (“Refinanced Term Loans”) with replacement term loans (“Replacement Term Loans”) hereunder; provided that (a) the aggregate principal amount of such Replacement Term Loans shall not exceed the aggregate principal amount of such Refinanced Term Loans, (b) the Applicable Rate for such Replacement Term Loans shall not be higher than the Applicable Rate for such Refinanced Term Loans unless the maturity of the Re placement Term Loans is at least one year later than the maturity of the Refinanced Term Loans, (c) the Weighted Average Life to Maturity of Replacement Term Loans shall not be shorter than the Weighted Average Life to Maturity of such Refinanced Term Loans, at the time of such refmancing (except by vir tue of amortization or prepayment of the Refinanced Term Loans prior to the time of such incurrence) and (d) all other terms applicable to such Replacement Term Loans shall be substantially identical to, or less favorable to the Lenders providing such Replacement Term Loans than, those applicable to such Re financed Term Loans except to the extent necessary to provide for covenants and other terms applicable to any period afier the Latest Maturity Date of the Term Loans in effect immediately prior to such refi nancing. -142-

Notwithstanding anything to the contrary contained in this Section 10.01, guarantees, collateral security documents and related documents executed by Subsidiaries in connection with this Agreement may be in a form reasonably determined by the Administrative Agent and may be, together with this Agreement, amended and waived with the consent of the Administrative Agent at the request of the Bor rower without the need to obtain the consent of any other Lender if such amendment or waiver is deliv ered in order (i) to comply with local Law or advice of local counsel or (ii) to cause such guarantee, col lateral security document or other document to be consistent with this Agreement and the other Loan Documents. Section 10.02 Notices and Other Communications; Facsimile Copies. (a) Notices; Effectiveness: Electronic Communications. (A) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (B) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight couri er service, mailed by certified or registered mail or sent by telecopier as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows: (i)if to the Borrower or the Administrative Agent, to the address, telecopier number, elec tronic mail address or telephone number specified for such Person on Schedule 10.02; and (ii)if to any other Lender, to the address, telecopier number, electronic mail address or telephone number specified in its Administrative Questionnaire. Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices and other communications delivered through electronic commu nications to the extent provided in subsection (B) below shall be effective as provided in such subsec tion (B). (B) Electronic Communications. Notices and other communications to the Lenders hereun der may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Ad ministrative Agent or the Borrower may, in its discretion, agree to accept notices and other communica tions to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intend- -143-

ed recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor. (b) The Platfbrm. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COM PLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BOR ROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PUR POSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Loan Parties, any Lender or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, con tract or otherwise) arising out of the Borrower’s or the Administrative Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or ex penses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willfiil misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to the Loan Parties, any Lender or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages). (c) Change of Address, Etc. Each of the Borrower and the Administrative Agent may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, telecopier or telephone number for notices and other communications hereunder by notice to the Borrower and the Administra tive Agent. In addition, each Lender agrees to notify the Administrative Agent from time to time to en sure that the Administrative Agent has on record (i) an effective address, contact name, telephone num ber, telecopier number and electronic mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable Law, including United States Federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrower or its securities for pur poses of United States Federal or state securities laws. (d) Reliance by Administrative Agent and Lenders. The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including telephonic Committed Loan Notices) purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof The Borrower shall indemnify the Administrative Agent, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of the Borrower. All telephonic notices to and other telephonic com munications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording. -144-

Section 10.03 No Waiver Cumulative Remedies. No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Per son in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof~ nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, reme dy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privi leges provided by Law. Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in ac cordance with Section 8.02 for the benefit of all the Lenders; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) any Lender from exercising setoff rights in accordance with Section 10.09 (subject to the terms of Section 2.13), or (c) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided,further, that if at any time there is no Person acting as Administrative Agent hereun der and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 8.02 and (ii) in addition to the matters set forth in clauses (b) and (c) of the preceding proviso and subject to Section 2.13, any Lender may, with the con sent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Re quired Lenders. Section 10.04 Attorney Costs and Expenses. The Borrower agrees (a) if the Closing Date occurs, to pay or reimburse the Administrative Agent, the Syndication Agents, the Arrangers and the Bookrunners for all reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, syndication and execution of this Agreement and the other Loan Documents, and any amendment, waiver, consent or other modification of the provisions hereof and thereof (whether or not the transactions contemplated thereby are consuimnat ed), and the consummation and administration of the transactions contemplated hereby and thereby, in cluding all Attorney Costs of Cahill Gordon & Reindel LLP (and any other counsel retained with the Bor rower’s consent (such consent not to be unreasonably withheld or delayed)) and, if necessary, one local and foreign counsel in each relevant jurisdiction (which may include a single special counsel acting in multiple jurisdictions) for the Administrative Agent and the Lenders taken as a whole and (b) from and after the Closing Date, to pay or reimburse the Administrative Agent, the Syndication Agents, the Ar rangers, the Bookrunners and the Lenders for all reasonable and documented out-of-pocket costs and ex penses incurred in connection with the enforcement of any rights or remedies under this Agreement or the other Loan Documents (including all such costs and expenses incurred during any legal proceeding, in cluding any proceeding under any Debtor Relief Law, and including all respective Attorney Costs, which shall be limited to Attorney Costs of one counsel to the Administrative Agent and the Lenders taken as a whole and one local counsel as reasonably necessary in any relevant jurisdiction material to the interests of the Lenders taken as a whole). The agreements in this Section 10.04 shall survive the termination of the Aggregate Commitments and repayment of all other Obligations. All amounts due under this Sec tion 10.04 shall be paid within thirty (30) days following receipt by the Borrower of an invoice relating thereto setting forth such expenses in reasonable detail; provided that, with respect to the Closing Date, all -145-

amounts due under this Section 10.04 shall be paid on the Closing Date solely to the extent invoiced to the Borrower within three (3) Business Days of the Closing Date (or such shorter period as the Borrower may agree). If any Loan Party fails to pay when due any costs, expenses or other amounts payable by it hereunder or under any Loan Document, such amount may be paid on behalf of such Loan Party by the Administrative Agent in its discretion. For the avoidance of doubt, this Section 10.04 shall not apply to Taxes, except any Taxes that represent costs and expenses arising from any non-Tax claim. Section 10.05 Indemnification by the Borrower. The Borrower shall indemnify and hold harmless each Agent, Agent-Related Person, Lender, Ar ranger and Bookrunner and their Affiliates, and their respective officers, directors, employees, partners, agents, counsel, advisors and other representatives of the foregoing (collectively the “Indemnitees”) from and against any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements (including reasonable Attorney Costs of one counsel for all Indemnitees and, if necessary, one firm of local counsel in each appropriate jurisdiction (which may include a single special counsel acting in multiple jurisdictions) for all Indemnitees (and, in the case of an actual or perceived conflict of interest, where the Indemnitee affected by such conflict informs the Borrower of such conflict and thereafier retains its own counsel, of another firm of counsel for such af fected Indemnitee)) of any such Indemnitee of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way relating to or arising out of or in connection with (a) the execution, delivery, enforcement, performance or administration of any Loan Document or any other agreement, letter or instrument delivered in connection with the transactions con templated thereby or the consummation of the transactions contemplated thereby, (b) any Commitment or Loan or the use or proposed use of the proceeds therefrom, (c) any actual or alleged presence or Release of Hazardous Materials at, on, under or from any property or facility currently or formerly owned, leased or operated by the Loan Parties or any Subsidiary, or any Environmental Liability of the Loan Parties or any Subsidiary or (d) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding) (a “Proceeding”) and regardless of whether any Indemnitee is a party thereto or whether or not such Pro ceeding is brought by the Borrower or any other person and, in each case, whether or not caused by or arising, in whole or in part, out of the negligence of the Indemnitee (all of the foregoing, collectively, the “Indemnified Liabilities”); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judg ments, suits, costs, expenses or disbursements resulted from (x) the gross negligence, bad faith or willful misconduct of such Indemnitee or of any of its controlled Affiliates or controlling Persons or any of the officers, directors, employees, agents, advisors or members of any of the foregoing, in each case who are involved in or aware of the Transaction (as determined by a court of competent jurisdiction in a final and non-appealable decision), (y) material breach of the Loan Documents by such Indemnitee or one of its Affiliates, as determined by a fmal non-appealable judgment of a court of competent jurisdiction or (z) disputes solely between and among such Indemnitees to the extent such disputes do not arise from any act or omission of the Borrower or any of its Affiliates (other than with respect to a claim against an Indem nitee acting in its capacity as an Agent or Arranger or similar role under the Loan Documents unless such claim arose from the gross negligence, bad faith or willful misconduct, as determined by a final non a ealable ud ent of a court of com tent ~unsdictio of such Indemnitee). No Indemnitee shall be liable for any damages arising from the use by others of any information or other materials obtained through IntraLinks or other similar information transmission systems in connection with this Agreement, nor shall any Indemnitee, Loan Party or any Subsidiary have any liability for any special, punitive, indi rect or consequential damages relating to this Agreement or any other Loan Document or arising out of its activities in connection herewith or therewith (whether before or after the Closing Date) (other than, in -146-

the case of any Loan Party, in respect of any such damages incurred or paid by an Indemnitee to a third party and for any out-of-pocket expenses); it being agreed that this sentence shall not limit the indemnifi cation obligations of Holdings or any Subsidiary. In the case of an investigation, litigation or other pro ceeding to which the indemnity in this Section 10.05 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Loan Party, any Subsidiary of any Loan Party, its directors, stockholders or creditors or an Indemnitee or any other Person, whether or not any Indemnitee is otherwise a party thereto and whether or not any of the transactions contemplated hereunder or under any of the other Loan Documents are consummated. All amounts due under this Section 10.05 shall be paid within thirty (30) days afler written demand therefor (together with backup documentation supporting such reimbursement request); provided, however, that such Indemnitee shall promptly refund such amount to the extent that there is a final judicial or arbitral determination that such Indemnitee was not entitled to indemnification rights with respect to such payment pursuant to the express terms of this Section 10.05. The agreements in this Section 10.05 shall survive the resignation of the Administrative Agent, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations. For the avoidance of doubt, this Section 10.05 shall not apply to Taxes, except any Taxes that represent liabilities, obligations, losses, damages, penalties, claims, demands, actions, prepayments, suits, costs, expenses and disbursements arising from any non- Tax claims. To the extent that the Borrower for any reason fails to indefeasibly pay any amount required un der this Section 10.05 or Section 10.04 to be paid by it to the Administrative Agent (or any sub-agent thereof) or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Adminis trative Agent (or any such sub-agent) or such Related Party, as the case may be, such Lender’s Pro Rata Share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, dam age, liability or related expense, as the case may be, was incurred by or asserted against the Administra tive Agent (or any such sub-agent) in its capacity as such, or against any Related Party of any of the fore going acting for the Administrative Agent (or any such sub-agent) in connection with such capacity. Section 10.06 Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to the Administrative Agent or any Lender, or the Administrative Agent or any Lender exercises its right of setoff and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other par ty, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and con tinued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, p~j~ inter est thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agree ment. Section 10.07 Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may -147-

not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (except as permitted by Section 7.04) and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Assignee pursuant to an assignment made in accordance with the provisions of Section 10.07(b) (such an assignee, an "**Eligible Assignee**") and in the case of any Assignee that is Holdings or any of its Subsidiaries, Section 10.07(l), (ii) by way of participation in accordance with the provisions of Section 10.07(e), (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 10.07(g) or (iv) to an SPC in accordance with the provisions of Section 10.07(h) (and any other attempted assignment or transfer by any party hereto shall be null and void); *provided*, *however*, that notwithstanding the foregoing, no Lender may assign or transfer by participation any of its rights or obligations hereunder to (i) a natural Person or (ii) to Holdings, the Borrower or any of their respective Subsidiaries (except pursuant to Section 2.05(a)(v) or Section 10.07(l)). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 10.07(e) and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) (i)Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees ("**Assignees**") all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed) of:

(A) the Borrower, *provided* that the Borrower shall be deemed to have consented to any such assignment of the Term Loans unless it shall have objected thereto by written notice to the Administrative Agent within ten (10) Business Days after having received notice thereof; *provided further* that no consent of the Borrower shall be required for (i) an assignment of all or a portion of the Term Loans (x) to a Lender, an Affiliate of a Lender or an Approved Fund or (y) prior to the completion of primary syndication settlement of the Term B Loans, (ii) if an Event of Default under Section 8.01(a) or, solely with respect to the Borrower, Section 8.01(f) has occurred and is continuing, any Assignee, (iii) an assignment of all or a portion of the Loans pursuant to Section 10.07(l~~) or~~), (iv) prior to the date that is 90 days after the Amendment No. 1 Effective Date, assignments made by the Additional Term B-1 Lender or any of its affiliates in connection with the primary allocation of the Term B-1 Loans~~; and~~ or (v) prior to the date that is 90 days after the Amendment No. 2 Effective Date, assignments made by the Term B-2 Lender or any of its affiliates in connection with the primary allocation of the Term B-2 Loans; and

(B) the Administrative Agent; *provided* that no consent of the Administrative Agent shall be required for an assignment (i) of all or any portion of a Term Loan to a Lender, an Affiliate of a Lender or an Approved Fund or (ii) from an Agent to its Affiliates.

Notwithstanding the foregoing or anything to the contrary set forth herein, to the extent any Lender is required to assign any portion of its Commitments, Loans and other rights, duties and obligations hereunder in order to comply with applicable Laws, such assignment may be made by such Lender without the consent of the Borrower, the Administrative Agent or any other party hereto so long as such Lender complies with the requirements of Section 10.07(b)(ii).

(ii) Assignments shall be subject to the following additional conditions:

(C) except in the case of an assignment of the entire remaining amount of the assigning Lender's Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and

-148-

Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than an amount of $1,000,000 (in the case of a Term Loan), and shall be in increments of an amount of$1,000,000 (in the case of Term Loans) in excess thereof unless each of the Bor rower and the Administrative Agent otherwise consents; provided that such amounts shall be ag gregated in respect of each Lender and its Affiliates or Approved Funds, if any; providedfurther that the requirements of this Section 1 0.07(b)(ii)(C) shall not apply to assignments made by the Additional Term B-i Lender or any of its affiliates prior to the date that is 90 days after the Amendment No. 1 Effective Date in connection with the primary allocation of the Term B-i Loans, provided further that the requirements of this Section lO.07(bXii)(C) shall not aDuly to as si ents made b the Term B-2 Lender or an of its affiliates nor to the date that is 90 da s af er the Amendment No. 2 Effective Date in connection with the pnmary allocation of the Term B 2 Loans; (D) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; provided that only one such fee shall be payable in the event of simultaneous assignments to or from two or more Approved Funds; and (E) other than in the case of assignments pursuant to Section 10.07(1), the Assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Question naire. This paragraph (b) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate Facilities on a non-pro rata basis among such Facilities. (c) Subject to acceptance and recording thereof by the Administrative Agent pursuant to Sec tion 10.07(d), from and after the effective date specified in each Assignment and Assumption, (1) other than in connection with an assignment pursuant to Section 10.07(1) the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assump tion, have the rights and obligations of a Lender under this Agreement, and (2) the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05, 10.04 and 10.05 with respect to facts and circumstances occuning prior to the effective date of such assignment). Upon request, and the suffender by the assigning Lender of its Term Note, the Borrower (at its expense) shall execute and deliver a Term Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this clause (c) shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 10.07(e). (d) The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it, and each notice of cancellation of any Loans delivered by the Borrower pursuant to Section 10.07(1) and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and related interest amounts) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, absent manifest error, and the Borrower, the Agents and the Lenders shall treat each Person whose name is rec orded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agree ment, notwithstanding notice to the contrary. The Register shall be available for inspection by the Bor -149-

rower and any Lender (but in the case of any Lender, with respect to its own interest only), at any reasonable time and from time to time upon reasonable prior notice. This Section 10.07(d) and Section 2.11 shall be construed so that all Loans are at all times maintained in "registered form" within the meaning of Section 163(f), 871(h)(2) and 881(c)(2) of the Code and any related Treasury regulations (or any other relevant or successor provisions of the Code or of such Treasury regulations).

(e) Any Lender may at any time, sell participations to any Person (other than a natural person) (each, a "**Participant**") in all or a portion of such Lender's rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); *provided* that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement or the other Loan Documents; *provided* that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in clauses (a) through (f) of the first proviso to Section 10.01 that requires the affirmative vote of such Lender. Subject to Section 10.07(f), the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 (subject to the requirements and limitations of such Sections) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to Section 10.07(c). To the extent permitted by applicable Law, each Participant also shall be entitled to the benefits of Section 10.09 as though it were a Lender; *provided* that such Participant agrees to be subject to Section 2.13 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and related interest amounts) of each participant's interest in the Loans or other obligations under this Agreement (the "**Participant Register**"). The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. The portion of any Participant Register relating to any Participant or SPC requesting payment from the Borrower or seeking to exercise its rights under Section 10.09 shall only be available for inspection by the Borrower upon reasonable request to the extent that such disclosure is necessary in connection with a Tax audit to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations.

(f) A Participant shall not be entitled to receive any greater payment under Section 3.01, 3.04 or 3.05 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, except to the extent such entitlement to a greater payment results from a change in any Law after the sale of the participation takes place.

(g) Any Lender may, without the consent of the Borrower or the Administrative Agent, at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Term Note, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; *provided* that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(h) Notwithstanding anything to the contrary contained herein, any Lender (a "**Granting Lender**") may grant to a special purpose funding vehicle identified as such in writing from time to time

-150-

by the Granting Lender to the Administrative Agent and the Borrower (an “SPC”) the option to provide all or any part of any Loan that such Granting Lender would otherwise be obligated to make pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to fund any Loan, (ii) if an SPC elects not to exercise such option or otherwise fails to make all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof and (iii) such SPC and the applicable Loan or any applicable part thereof, shall be appropriately reflected in the Participant Register. Each party hereto hereby agrees that (i) an SPC shall be entitled to the benefit of Sections 3.01, 3.04 and 3.05 (subject to the requirements and the limitations of such sections), but neither the grant to any SPC nor the exercise by any SPC of such option shall increase the costs or expenses or otherwise increase or change the obligations of the Borrower under this Agreement except to the extent that the increase or change results from a change in any Law after the grant to such SPC takes place, (ii) no SPC shall be liable for any indemnity or similar payment obligation under this Agreement for which a Lender would be liable, and (iii) the Granting Lender shall for all purposes, including the approval of any amendment, waiver or other modification of any provision of any Loan Document, remain the lender of record hereunder. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Grant ing Lender to the same extent, and as if, such Loan were made by such Granting Lender. Notwithstand ing anything to the contrary contained herein, any SPC may (i) with notice to, but without prior consent of the Borrower and the Administrative Agent and with the payment of a processing fee of $3,500, assign all or any portion of its right to receive payment with respect to any Loan to the Granting Lender and (H) disclose on a confidential basis any non-public information relating to its funding of Loans to any rating agency, commercial paper dealer or provider of any surety or Guarantee or credit or liquidity enhance ment to such SPC. (i) Notwithstanding anything to the contrary contained herein, without the consent of the Borrower or the Administrative Agent, (1) any Lender may in accordance with applicable Law create a security interest in all or any portion of the Loans owing to it and the Term Note, if any, held by it and (2) any Lender that is a Fund may create a security interest in all or any portion of the Loans owing to it and the Term Note, if any, held by it to the trustee for holders of obligations owed, or securities issued, by such Fund as security for such obligations or securities; provided that unless and until such trustee actual ly becomes a Lender in compliance with the other provisions of this Section 10.07, (i) no such pledge shall release the pledging Lender from any of its obligations under the Loan Documents and (H) such trus tee shall not be entitled to exercise any of the rights of a Lender under the Loan Documents even though such trustee may have acquired ownership rights with respect to the pledged interest through foreclosure or otherwise. (j) [Reserved]. (k) [Reserved]. (1) Any Lender may, so long as no Default or Event of Default has occurred and is continu ing, at anytime, assign all or a portion of its rights and obligations with respect to Term Loans under this Agreement to Holdings or the Borrower through (x) Dutch auctions open to all Lenders on a pro rata basis in accordance with procedures of the type described in Section 2.05(a)(v) or (y) notwithstanding Sections 2.12 and 2.13 or any other provision in this Agreement, open market purchases on a non-pro rata basis; provided, that, in connection with assignments pursuant to clause (y) above: (i) if Holdings is the assignee, upon such assigmnent, transfer or contribution, Hold ings shall automatically be deemed to have contributed the principal amount of such Term Loans, plus all accrued and unpaid interest thereon, to the Borrower; or -151-

(ii) if the assignee is the Borrower (including through contribution or transfers set forth in clause (i) above), (a) the principal amount of such Term Loans, along with all accrued and unpaid interest thereon, so contributed, assigned or transferred to the Borrower shall be deemed automatically cancelled and extinguished on the date of such contribution, assignment or transfer, (b) the aggregate outstanding principal amount of Term Loans of the remaining Lenders shall reflect such cancellation and extinguishing of the Term Loans then held by the Borrower and (c) the Borrower shall promptly provide notice to the Administrative Agent of such contribu tion, assignment or transfer of such Term Loans, and the Administrative Agent, upon receipt of such notice, shall reflect the cancellation of the applicable Term Loans in the Register. Section 10.08 Confidentiality. Each of the Agents and the Lenders agrees to maintain the confidentiality of the Information, ex cept that Information may be disclosed (a) to its Affiliates and its and its Affiliates’ managers, administra tors, directors, officers, employees, trustees, partners, investors, investment advisors and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclo sure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent requested by any Governmental Authority or self regulatory authority having or asserting jurisdiction over such Person (including any Governmental Authority regu lating any Lender or its Affiliates), provided that the Administrative Agent or such Lender, as applicable, agrees that it will noti& the Borrower as soon as practicable in the event of any such disclosure by such Person (other than at the request of a regulatory authority) unless such notification is prohibited by law, rule or regulation; (c) to the extent required by applicable Laws or regulations or by any subpoena or similar legal process, provided that the Administrative Agent or such Lender, as applicable, agrees that it will notilS’ the Borrower as soon as practicable in the event of any such disclosure by such Person (other than at the request of a regulatory authority) unless such notification is prohibited by law, rule or regula tion; (d) to any other party to this Agreement; (e) subject to an agreement containing provisions at least as restrictive as those of this Section 10.08 (or as may otherwise be reasonably acceptable to the Borrower), to any pledgee referred to in Section 10.07(g), direct or indirect contractual counterparty to a Swap Con tract, Eligible Assignee of or Participant in, or any prospective Eligible Assignee of or Participant in any of its rights or obligations under this Agreement; (0 with the written consent of the Borrower; (g) to the extent such Information becomes publicly available other than as a result of a breach of this Section 10.08 or becomes available to the Administrative Agent, any Arranger, any Lender or any of their respective Affiliates on a nonconfidential basis from a source other than a Loan Party or its related parties (so long as such source is not known to the Administrative Agent, such Arranger, such Lender or any of their re spective Affiliates to be bound by confidentiality obligations to any Loan Party); (h) to any rating agency when required by it (it being understood that, prior to any such disclosure, such rating agency shall under take to preserve the confidentiality of any Information relating to Loan Parties and their Subsidiaries re ceived by it from such Lender); or (i) in connection with the exercise of any remedies hereunder, under any other Loan Document or the enforcement of its rights hereunder or thereunder. For the purposes of this Section 10.08, “Information” means all information received from the Loan Parties relating to any Loan Party, its Affiliates or its Affiliates’ directors, officers, employees, trustees, investment advisors or agents, relating to Holdings, the Borrower or any of its Subsidiaries or its business, other than any such information that is publicly available to any Agent or any Lender prior to disclosure by any Loan Party other than as a result of a breach of this Section 10.08;provided that all information received after the Closing Date from Holdings, the Borrower or any of its Subsidiaries shall be deemed confidential unless such information is clearly identified at the time of delivery as not being confidential. -152-

Section 10.09 Setoff. In addition to any rights and remedies of the Lenders provided by Law, upon the occurrence and during the continuance of any Event of Default, each Lender and its Affiliates (and the Administrative Agent, in respect of any unpaid fees, costs and expenses payable hereunder) is authorized at any time and from time to time, without prior notice to the Borrower, any such notice being waived by the Borrower (on its own behalf and on behalf of each Loan Party and each of its Subsidiaries) to the fullest extent per- milled by applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other Indebtedness at any time owing by, such Lender and its Affiliates or the Administrative Agent to or for the credit or the account of the respective Loan Parties and their Subsidiaries against any and all Obligations owing to such Lender and its Affiliates or the Ad ministrative Agent hereunder or under any other Loan Document, now or hereafter existing, irrespective of whether or not such Agent or such Lender or Affiliate shall have made demand under this Agreement or any other Loan Document and although such Obligations may be contingent or unmatured or denomi nated in a currency different from that of the applicable deposit or Indebtedness. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set off and application made by such Lender; provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Administrative Agent and each Lender under this Section 10.09 are in addi tion to other rights and remedies (including other rights of setoff) that the Administrative Agent and such Lender may have at Law. Section 10.10 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”). If any Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the inter est contracted for, charged, or received by an Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereot and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder. Section 10.11 Counterparts. This Agreement and each other Loan Document may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same in strument. Delivery by telecopier of an executed counterpart of a signature page to this Agreement and each other Loan Document shall be effective as delivery of an original executed counterpart of this Agreement and such other Loan Document. The Agents may also require that any such documents and signatures delivered by telecopier be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature deliv ered by telecopier. Section 10.12 Integrationz Termination. This Agreement, together with the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. In the event of any conflict between the provisions of this Agree -153-

ment and those of any other Loan Document, the provisions of this Agreement shall control; provided that the inclusion of supplemental rights or remedies in favor of the Agents or the Lenders in any other Loan Document shall not be deemed a conflict with this Agreement. Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof. Section 10.13 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their be half and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in Ml force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding. Section 10.14 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions; provided, that, the Lenders shall charge no fee in connection with any such amendment. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such pro vision in any other jurisdiction. Section 10.15 GOVERNING LAW. (a) THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT SHALL BE GOV ERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. (b) ANY LEGAL ACTION OR PROCEEDING ARISING UNDER ANY LOAN DOCU MENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEAL INGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY LOAN DOCU MENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EX ISTING OR HEREAFTER ARISING, SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY (BOROUGH OF MANHATTAN) OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH LOAN PARTY, EACH AGENT AND EACH LENDER CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS AND AGREES THAT IT WILL NOT COMMENCE OR SUP PORT ANY SUCH ACTION OR PROCEEDING IN ANOTHER JURISDICTION. EACH LOAN PARTY, EACH AGENT AND EACH LENDER IRREVOCABLY WAIVES ANY OBJECTION, IN CLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF ANY LOAN DOCUMENT OR OTHER DOCUMENT RELATED THERETO. EACH PARTY HERETO IRREVO CABLY CONSENTS TO SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING ARISING -154-

OUT OF OR RELATING TO ANY LOAN DOCUMENTS IN THE MANNER PROVIDED FOR NO TICES (OTHER THAN TELECOPIER) IN SECTION 10.02. NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. Section 10.16 WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEM PLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO EN FORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. Section 10.17 Binding Effect. This Agreement shall become effective when it shall have been executed by the Loan Parties and the Administrative Agent shall have been notified by each Lender that each such Lender has executed it and thereafter shall be binding upon and inure to the benefit of the Loan Parties, each Agent and each Lender and their respective successors and assigns, in each case in accordance with Section 10.07 (if ap plicable) and except that no Loan Party shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lenders except as permitted by Section 7.04. Section 10.18 USA Patriot Act. Each Lender that is subject to the USA Patriot Act and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act, it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name, address and tax identification number of such Loan Party and other infor mation regarding such Loan Party that will allow such Lender or the Administrative Agent, as applicable, to identify such Loan Party in accordance with the USA Patriot Act. This notice is given in accordance with the requirements of the USA Patriot Act and is effective as to the Lenders and the Administrative Agent. Section 10.19 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each Loan Party acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i) (A) the arrang ing and other services regarding this Agreement provided by the Administrative Agent and the other Ar rangers are arm’s-length commercial transactions between the Loan Parties and their respective Affiliates, on the one hand, and the Administrative Agent, the other Arrangers and the Lenders, on the other hand, (B) each Loan Party has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) each Loan Party is capable of evaluating, and understands and accepts, -155-

the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) the Administrative Agent, each other Arranger and each Lenders each is and has been acting sole ly as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for each Loan Party or any of theft respective Af filiates, or any other Person and (B) neither the Administrative Agent, any other Arranger nor any Lender has any obligation to the Loan Parties or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent, the other Arrangers, the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Loan Parties and their respective Affiliates, and neither the Administrative Agent nor any other Arranger nor any Lender has any obligation to disclose any of such interests to the Loan Parties or any of their respective Affiliates. To the fullest extent permitted by law, each Loan Party hereby waives and releases any claims that it may have against the Administrative Agent, the other Arrangers and the Lenders with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. Section 10.20 ABL Intercreditor Agreement. The Administrative Agent is authorized to enter into the ABL Intercreditor Agreement, and each of the parties hereto acknowledges that it has received a copy of the ABL Intercreditor Agreement and that the ABL Intercreditor Agreement is binding upon it. Each Lender (a) hereby consents to the subordi nation of the Liens on the ABL Priority Collateral securing the Obligations on the terms set forth in the ABL Intercreditor Agreement, (b) hereby agrees that it will be bound by and will take no actions contrary to the provisions of the ABL Intercreditor Agreement and (c) hereby authorizes and instructs the Admin istrative Agent to enter into the ABL Intercreditor Agreement and any amendments or supplements ex pressly contemplated thereby, including the Replacement Intercreditor Agreement, and to subject the Liens on the ABL Priority Collateral securing the Obligations to the provisions of the ABL Intercreditor Agreement. The foregoing provisions are intended as an inducement to the ABL Claimholders to extend credit to the borrowers under the ABL Credit Agreement and such ABL Claimholders are intended third- party beneficiaries of such provisions and the provisions of the ABL Intercreditor Agreement. The provi sions of this Section 10.20 are for the sole benefit of the Lenders and the Administrative Agent and shall not afford any right to, or constitute a defense available to, any Loan Party. In the event of any conflict between the terms of this Agreement and the terms of the ABL Intercreditor Agreement, the terms of the ABL Intercreditor Agreement shall control. ARTICLE XI. GUARANTEE Section 11.01 The Guarantee. Each Guarantor hereby jointly and severally with the other Guarantors guarantees, as a primary obligor and not as a surety to each Secured Party and their respective successors and assigns, the prompt payment in full when due (whether at stated maturity, by required prepayment, declaration, demand, by acceleration or otherwise) of the principal of and interest (including any interest, fees, costs or charges that would accrue but for the provisions of (i) the Title 11 of the United States Code afler any bankruptcy or insolvency petition under Title 11 of the United States Code and (ii) any other Debtor Relief Laws) on the Loans made by the Lenders to, and the Term Notes held by each Lender of, the Borrower (other than such Guarantor), and all other Obligations from time to time owing to the Secured Parties by any Loan Party under any Loan Document or any Term Loan Secured Hedge Agreement, in each case strictly in -156-

accordance with the terms thereof (such obligations being herein collectively called the “Guaranteed Obligation” ‘ rovided that notwithstandin the fore oin with re ct to an Guarantor Guaran teed Obligations shall not include Excluded Swap Obligations of such Guarantor. The Guarantors hereby jointly and severally agree that if the Borrower or other Guarantor(s) shall fail to pay in lull when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Guaran tors will promptly pay the same in cash, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accord ance with the terms of such extension or renewal. Section 11.02 Obligations Unconditional. The obligations of the Guarantors under Section 11.01 shall constitute a guaranty of payment and to the fullest extent pennitted by applicable Law, are absolute, irrevocable and unconditional, joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the Guaranteed Ob ligations of the Borrower under this Agreement, the Term Notes, if any, or any other agreement or in strument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or Guarantor (except for payment in full). Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Guarantors hereunder which shall remain absolute, irrevocable and unconditional under any and all circumstances as described above: (i) at any time or from time to time, without notice to the Guarantors, to the extent permitted by Law, the time for any perfonnance of or compliance with any of the Guaranteed Ob ligations shall be extended, or such performance or compliance shall be waived; (ii) any of the acts mentioned in any of the provisions of this Agreement or the Term Notes, if any, or any other agreement or instrument referred to herein or therein shall be done or omitted; (iii) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be amended in any respect, or any right under the Loan Docu ments or any other agreement or instrument referred to herein or therein shall be amended or waived in any respect or any other guarantee of any of the Guaranteed Obligations or except as permitted pursuant to Section 11.09, any security therefor shall be released or exchanged in whole or in part or otherwise dealt with; (iv) any Lien or security interest granted to, or in favor of, any Secured Party or Agent as security for any of the Guaranteed Obligations shall fail to be perfected; or (v) the release of any other Guarantor pursuant to Section 11.09. The Guarantors hereby expressly waive diligence, presentment, demand of payment, invalidity or enforceability of Guaranteed Obligations, amendments or waivers of any Guaranteed Obligations, non- perfection of any Collateral and any other circumstance that might constitute a defense of the Borrower or the Guarantors, protest and, to the extent permitted by Law, all notices whatsoever, and any requirement that any Secured Party exhaust any right, power or remedy or proceed against the Borrower under this Agreement or the Term Notes, if any, or any other agreement or instrument referred to herein or therein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obliga -157-

tions. The Guarantors waive, to the extent permitted by Law, any and all notice of the creation, renewal, extension, waiver, termination or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by any Secured Party upon this Guarantee or acceptance of this Guarantee, and the Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Guarantee, and all dealings between the Borrower and the Secured Parties shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee. This Guarantee shall be construed as a continuing, absolute, irrevocable and unconditional guarantee of payment without regard to any right of offset with respect to the Guaranteed Obligations at any time or from time to time held by Secured Parties, and the obligations and liabilities of the Guarantors hereunder shall not be conditioned or contingent upon the pursuit by the Secured Parties or any other Person at any time of any right or remedy against the Borrower or against any other person which may be or become liable in respect of all or any part of the Guaranteed Obligations or against any collateral security or guar antee therefor or right of offset with respect thereto. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantors and the successors and assigns thereof, and shall inure to the benefit of the Secured Parties, and their respective successors and assigns, notwithstanding that from time to time during the term of this Agreement there may be no Guaranteed Obligations outstanding. Section 11.03 Reinstatement. The obligations of the Guarantors under this Article XI shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Borrower or other Loan Party in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or other wise. Section 11.04 Subrogation; Subordination. Each Guarantor hereby agrees that until the payment and satisfaction in full in cash of all Guaran teed Obligations and the expiration and termination of the Commitments of the Lenders under this Agreement it shall waive any claim and shall not exercise any right or remedy, direct or indirect, arising by reason of any performance by it of its guarantee in Section 11.01, whether by subrogation or other wise, against the Borrower or any other Guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations. Any Indebtedness of any Loan Party to any Person that is not a Loan Party permitted pursuant to Section 7.03(b)(ii) or 7.03(d) shall be subordinated to such Loan Party’s Obligations in the manner set forth in the Intercompany Note evidencing such Indebtedness. Section 11.05 Remedies. The Guarantors jointly and severally agree that, as between the Guarantors and the Lenders, the obligations of the Borrower under this Agreement and the Term Notes, if any, may be declared to be forthwith due and payable as provided in Section 8.02 (and shall be deemed to have become automatical ly due and payable in the circumstances provided in Section 8.02) for purposes of Section 11.01, notwith standing any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against the Borrower and that, in the event of such declara tion (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by the Borrower) shall forthwith become due and payable by the Guaran tors for purposes of Section 11.01. -158-

Section 11.06 Instrument for the Payment of Money. Each Guarantor hereby acknowledges that the guarantee in this Article XI constitutes an instru ment for the payment of money, and consents and agrees that any Secured Party or Agent, at its sole op tion, in the event of a dispute by such Guarantor in the payment of any moneys due hereunder, shall have the right to bring a motion-action under New York CPLR Section 3213. Section 11.07 Continuing Guarantee. The guarantee in this Article XI is a continuing guarantee of payment, and shall apply to all Guaranteed Obligations whenever arising. Section 11.08 General Limitation on Guarantee Obligations. In any action or proceeding involving any state corporate, limited partnership or limited liability company law, or any applicable state, federal or foreign bankruptcy, insolvency, reorganization or other Law affecting the rights of creditors generally, if the obligations of any Subsidiary Guarantor under Sec tion 11.01 would otherwise be held or determined to be void, voidable, invalid or unenforceable, or sub ordinated to the claims of any other creditors, on account of the amount of its liability under Sec tion 11.01, then, notwithstanding any other provision to the contrary, the amount of such liability shall, without any further action by such Subsidiary Guarantor, any Loan Party or any other person, be automat ically limited and reduced to the highest amount (after giving effect to the right of contribution estab lished in Section 11.10) that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding. Section 11.09 Release of Guarantors. If, in compliance with the terms and provisions of the Loan Documents, (i) all or substantially all of the Equity Interests or property of any Subsidiary Guarantor are sold or otherwise transferred to a Per son or Persons none of which is a Loan Party or (ii) any Subsidiary Guarantor becomes an Excluded Sub sidiary (any such Subsidiary Guarantor, and any Subsidiary Guarantor referred to in clause (i), a “Trans ferred Guarantor”), such Transferred Guarantor shall, upon the consunimation of such sale or transfer or other transaction, be automatically released from its obligations under this Agreement (including under Section 10.05 hereof) and its obligations to pledge and grant any Collateral owned by it pursuant to any Collateral Document and, in the case of a sale of all or substantially all of the Equity Interests of the Transferred Guarantor, the pledge of such Equity Interests to the Administrative Agent pursuant to the Collateral Documents shall be automatically released, and, so long as the Borrower shall have provided the Agents such certifications or documents as any Agent shall reasonably request, the Administrative Agent shall take such actions as are necessary to effect each release described in this Section 11.09 in ac cordance with the relevant provisions of the Collateral Documents; provided, that no Guarantor shall be released as provided in this paragraph if such Guarantor continues to be a guarantor in respect of the Sen ior Notes, any Indebtedness incurred pursuant to Section 7.03(r), the Existing Notes, any Permitted First Priority Refinancing Debt, any Permitted Junior Priority Refinancing Debt, any Permitted Unsecured Re financing Debt, any Junior Financing or any Permitted Refinancing of any of the foregoing. When all Commitments hereunder have terminated (other than (A) contingent indemnification obligations and (B) obligations and liabilities under Term Loan Secured Hedge Agreements as to which arrangements satisfactory to the applicable Hedge Bank shall have been made), and all Loans or other Obligation hereunder which are accrued and payable have been paid or satisfied, this Agreement and the -159-

Guarantees made herein shall terminate with respect to all Obligations, except with respect to Obligations that expressly survive such repayment pursuant to the terms of this Agreement. Section 11.10 Right of Contribution. Each Guarantor hereby agrees that to the extent that a Subsidiary Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Subsidiary Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Subsidiary Guarantor’s right of contribution shall be subject to the terms and conditions of Section 11.04. The provisions of this Section 11.10 shall in no respect lim it the obligations and liabilities of any Subsidiary Guarantor to the Administrative Agent and the Secured Parties, and each Subsidiary Guarantor shall remain liable to the Administrative Agent and the Secured Parties for the full amount guaranteed by such Subsidiary Guarantor hereunder. -160-

BLACKSMITH BRANDS INC. MEDTECH HOLDINCS INC MEDTECU PRODUCTS INC PRESTIGE BRANDS HOLDINGS, INC. PRESTIGE BRANDS INTERNATIONAL, INC. PRESTIGE PERSONAL CARE HOLDINGS, INC. PRESTIGE PERSONAL CARE, INC. PRESTIGE SERVICES CORP THE CUTEX COMPANY THE DENOIIEX COMPANY THE SPIC AND SPAN COMPANY as Subsidiary Cuamntors

MORCAN STANLEY SENIOR FUNDINC, INC as p Lender [Signature Page to Credit Agccmcnt]

ROYAL B~iK OF C~A, aa a Lender By: ___________ Name: Section 11.11 Keepwell. Each Guarantor that is a Oualified ECP Guarantor at the time the Guarantee or the grant of the securit interest under the Loan Documents in each case b an S • ecified Loan P becomes effective with respect to any Swap Obligation, hereby iointlv and severally. absolutely, unconditionally and irrevo cabl undertakes to • rovide such funds or other sue . oil to each S • ecified Loan P with re t to such Swap Ob igation as may be needed by such Specified Loan Party from time to time to honor all of its Guaranteed Obligations under this Aareement and the other Loan Documents in respect of such Swap Obli’ation .ut in each case oni u. to the maximum amount of such liabilit that can be hereb in cuned without rendermg such Qualified ECP Guarantor’s obligations and undertakings under this Section 11.11 voidable under a. licable law relatin• to fraudulent conve ance or fraudulent transfer and not for any greater amount). The obligations and undertakings of each Qualified ECP Guarantor under this Sec tion shall remain in full force and effect until the .a ent in full of the Obli•ations. Each ualified ECP Guarantor intends this Section 11 .11 to constitute and this Section Il .11 shall be deemed to constitute a “keepwell. support, or other agreement” for the benefit of. each Specified Loan Party for all purposes of the Commodit Exchan~e Act. Section 11.12 Excluded Swa • Obli ations Limitation. Notwithstandin an hin in this Article XI to the cont no Guarantor shall be re uired to make an a ent ursuant to this Guarantee to an and the n ht of set-off rovided in Section 10.09 shall not apply with respect to any Guarantor, in each case, with respect to Excluded Swap Obliga tions if an of such Guarantor. [Signature Page to Credit Agreement] -

EXHIBIT B JOINDER AGREEMENT JOINDER AGREEMENT, dated as of September 3, 2014 (this “Agreement”), by and among CITIBANK, N.A. (the “Term B-2 Lender”), PRESTIGE BRANDS, INC. (the “Borrower”), and CITIBANK, N.A. (the “Administrative Agent”). RECITALS: WHEREAS, reference is hereby made to the Credit Agreement, dated as of January 31, 2012 (as amended by Amendment No. 1, dated as of February 21, 2013, and as ifirther amended, supplemented, amended and restated or otherwise modified in writing from time to time) (the “Credit Agreement”), among PRESTIGE BRANDS HOLDINGS, INC., a Delaware corporation (“Holdings”), PRESTIGE BRANDS, INC., a Delaware corporation (the “Borrower”), the other Guarantors from time to time party thereto, each lender from time to time party thereto and CITIBANK, NA., as Administrative Agent and the other Agents named therein (capitalized terms used but not defined herein having the meaning provid ed in the Credit Agreement (as amended by Amendment No. 2)); WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrower may es tablish Incremental Commitments (the “Term B-2 Commitments”) with existing Lenders and/or Addi tional Lenders; and WHEREAS, subject to the terms and conditions of the Credit Agreement, the Term B-2 Lender shall become a Lender pursuant to a Joinder Agreement; NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows: The Term B-2 Lender hereby agrees to provide the Term B-2 Commitment set forth on its signa ture page hereto pursuant to and in accordance with Section 2.14 of the Credit Agreement. The Term B-2 Commitments provided pursuant to this Agreement shall be subject to all of the terms in the Credit Agreement and to the conditions set forth in Section 2.14 of the Credit Agreement, and shall be entitled to all the benefits afforded by the Credit Agreement and the other Loan Documents, and shall, without limit ing the foregoing, benefit equally and ratably from the Guarantees and security interests created by the Collateral Documents. The Term B-2 Lender, the Borrower and the Administrative Agent acknowledge and agree that the Term B-2 Commitments provided pursuant to this Agreement shall constitute Incremental Commit ments for all purposes of the Credit Agreement and the other applicable Loan Documents. The Term B-2 Lender hereby agrees to make the Term B-2 Loan to the Borrower in an amount equal to its Term B-2 Commitment on the Amendment No. 2 Effective Date in accordance with Section 2.01(c) of the Credit Agreement. The Term B-2 Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents (including Amendment No. 2), together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such docu ments and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the tenns of the Credit Agreement are required to be performed by it as a Lender. Upon (i) the execution of a counterpart of this Agreement by the Term B-2 Lender, the Adminis trative Agent and the Borrower and (ii) the delivery to the Administrative Agent of a fully executed coun terpart (including by way of telecopy or other electronic transmission) hereof the Term B-2 Lender shall become a Lender under the Credit Agreement and shall have the respective Term B-2 Commitment set forth on its signature page hereto, effective as of the Amendment No. 2 Effective Date. This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto. This Agreement, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with re spect to the subject matter hereof. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, TilE LAWS OF THE STATE OF NEW YORK. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without ren dering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable. This Agreement may be executed in counterparts, each of which shall be deemed to be an origi nal, but all of which shall constitute one and the same agreement. B-2

CITIBANK, N.A., as Term B-2 Lender By: _____________ Name: Title: Term B-2 Commitments: $720,000,000 B-3

PRESTIGE BRAM)S, INC. By: Name: Title: B-4

Accepted: CITIBANK, N.A., as Administrative Agent By: Name: Title: B-5